     As filed with the Securities and Exchange Commission on August 13, 2003

                                        Securities Act Registration No. 811-7890



                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Pre-effective Amendment No. _______ Post-effective Amendment No. ______
                        (Check appropriate box or boxes)

                              AIM TAX-EXEMPT FUNDS
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               11 Greenway Plaza, Suite 100, Houston, Texas 77046
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (713) 626-1919


Name and Address of Agent for Service:    Copy to:

NANCY L. MARTIN, ESQUIRE                  MARTHA J. HAYS, ESQUIRE
A I M Advisors, Inc.                      Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza                         1735 Market Street
Suite 100                                 51st Floor
Houston, TX 77046                         Philadelphia, PA 19103

         Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

         The title of the securities being registered is AIM Tax-Exempt Cash Fund Investor Class. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

(INVESCO LOGO)

                          INVESCO TAX-FREE MONEY FUND,
                                 A PORTFOLIO OF
                        INVESCO MONEY MARKET FUNDS, INC.

                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                                                                 August 25, 2003

Dear Shareholder:

     As you may be aware, AMVESCAP PLC, the parent company of your Fund's investment advisor, has undertaken an integration initiative for its North American mutual fund operations.

     In the first phase of the integration initiative, A I M Distributors, Inc. became the sole distributor for all AMVESCAP PLC mutual funds in the United States. A I M Distributors, Inc. is now the distributor for all INVESCO Funds (including your Fund) and the AIM Funds.

     AMVESCAP PLC also reviewed all INVESCO Funds and AIM Funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AMVESCAP PLC recommended, and your Board of Directors approved, be consolidated with another fund. The attached proxy statement/prospectus seeks your approval of this consolidation.

     As part of the integration initiative, AMVESCAP PLC has recommended restructuring the advisory and administrative servicing arrangements so that A I M Advisors, Inc. is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which A I M Advisors, Inc. will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring. The attached proxy statement/prospectus seeks your approval of this new investment advisory agreement. If approved, this new agreement will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     The integration initiative also calls for changing the organizational structure of the INVESCO Funds and the AIM Funds. To accomplish this goal, AMVESCAP PLC has recommended that all INVESCO Funds and AIM Funds organized as Maryland corporations change their form and state of organization to Delaware statutory trusts. Your Board has approved redomesticating your Fund as a series of a Delaware statutory trust. The attached proxy statement/prospectus seeks your approval of this redomestication. If approved, the redomestication will become effective only if shareholders do not approve the proposal to consolidate your Fund.

     Finally, the independent directors of your Board believe that your interests would best be served if the INVESCO Funds and the AIM Funds had a unified board of directors/trustees. The attached proxy statement/prospectus seeks your vote in favor of the persons nominated to serve as directors.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc., reminding you to vote your shares.

                                          Sincerely,

                                          -s- Raymond R. Cunningham

                                          Raymond R. Cunningham
                                          President

                          INVESCO TAX-FREE MONEY FUND,
                                 A PORTFOLIO OF
                        INVESCO MONEY MARKET FUNDS, INC.
                            4350 SOUTH MONACO STREET
                             DENVER, COLORADO 80237

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 2003

TO THE SHAREHOLDERS OF INVESCO TAX-FREE MONEY FUND:

     We cordially invite you to attend our Special Meeting of Shareholders to:

          1. Approve an Agreement and Plan of Reorganization (the "Agreement") under which all of the assets of your Fund, an investment portfolio of INVESCO Money Market Funds, Inc. ("Company"), will be transferred to AIM Tax-Exempt Cash Fund ("Buying Fund"), an investment portfolio of AIM Tax-Exempt Funds ("Buyer"), Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund.

          2. Elect 16 directors to the Board of Directors of Company, each of whom will serve until his or her successor is elected and qualified.

          3. Approve a new investment advisory agreement with A I M Advisors, Inc. for your Fund.

          4. Approve an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation.

          5. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

     Shareholders of record as of the close of business on July 25, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF COMPANY. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIALS. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF COMPANY OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                          -s- Glen A. Payne

                                          Glen A. Payne
                                          Secretary

August 25, 2003


      INVESCO TAX-FREE MONEY FUND,               AIM TAX-EXEMPT CASH FUND,
             A PORTFOLIO OF                            A PORTFOLIO OF
    INVESCO MONEY MARKET FUNDS, INC.                AIM TAX-EXEMPT FUNDS
        4350 SOUTH MONACO STREET                11 GREENWAY PLAZA, SUITE 100
         DENVER, COLORADO 80237                     HOUSTON, TEXAS 77046
             (800) 525-8085                            (800) 347-4246

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                                AUGUST 25, 2003

     This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of INVESCO Tax-Free Money Fund (your Fund). The Special Meeting will be held on October 21, 2003. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote.

     At the Special Meeting, we are asking shareholders of your Fund to vote on four Proposals. The first Proposal to be voted on is an Agreement and Plan of Reorganization (the "Agreement") which provides for the combination of your Fund, an investment portfolio of INVESCO Money Market Funds, Inc. ("Company"), with AIM Tax-Exempt Cash Fund ("Buying Fund"), an investment portfolio of AIM Tax-Exempt Funds ("Buyer") (the "Reorganization").

     Under the Agreement, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

     The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

     The Board of Directors of Company (the "Board") has approved the Agreement and the Reorganization as being advisable and in the best interests of your Fund.

     Company and Buyer are both registered open-end management investment companies that issue their shares in separate series. Your Fund is a series of Company and Buying Fund is a series of Buyer. INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to your Fund and A I M Advisors, Inc. ("AIM") serves as the investment advisor to Buying Fund. Both AIM and INVESCO are wholly owned subsidiaries of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

     The investment objective of Buying Fund is similar to that of your Fund. See "Comparison of Investment Objectives and Principal Strategies."

     This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Agreement and the other Proposals described below. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

     The Prospectus of your Fund dated August 12, 2003, as supplemented August 14, 2003 (the "Selling Fund Prospectus"), together with the related Statement of Additional Information dated August 12, 2003, as supplemented August 14, 2003, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus. The Prospectus of Buying Fund dated July 21, 2003 (the "Buying Fund Prospectus"), and the related Statement of Additional Information dated July 21, 2003 and the Statement of Additional Information relating to the Reorganization dated August 15, 2003, are on file with the SEC. The Buying Fund Prospectus is incorporated by reference into this Proxy Statement/Prospectus and a copy of the Buying Fund Prospectus is attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated August 15, 2003 also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Company and Buyer.

     Copies of the Buying Fund Prospectus, the Selling Fund Prospectus and the related Statements of Additional Information are available without charge by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas

77210-4739, or by calling (800) 347-4246. Additional information about your Fund and Buying Fund may be obtained on the internet at www.aiminvestments.com.

     The remaining three Proposals to be voted on are: the election of 16 directors to the Board of Directors of Company; the approval of a new advisory agreement with AIM for your Fund; and the approval of an Agreement and Plan of Reorganization (the "Plan") which provides for the redomestication of Company as a Delaware statutory trust and, in connection therewith, the sale of all of Company's assets and the dissolution of Company as a Maryland corporation. The Board has approved the nomination of the persons set forth in this Proxy Statement/Prospectus for election as directors of Company and has approved the new advisory agreement with AIM. Finally, the Board has approved the Plan as being advisable.

     All four Proposals are being submitted to you to implement an integration initiative undertaken by AMVESCAP with respect to its North American mutual fund operations, which includes your Fund.

     Company has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semiannual report succeeding the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or call (800) 347-4246. Such report(s) will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
INTRODUCTION................................................    1
PROPOSAL 1 -- APPROVAL OF THE AGREEMENT TO COMBINE YOUR FUND
  AND BUYING FUND...........................................    2
  SUMMARY...................................................    2
     The Reorganization.....................................    2
     Comparison of Investment Objectives and Principal
      Strategies............................................    3
     Comparison of Principal Service Providers..............    4
     Comparison of Performance..............................    5
     Comparison of Fees and Expenses........................    5
     Comparison of Multiple Class Structures................    5
     Comparison of Sales Charges............................    6
     Comparison of Distribution, Purchase and Redemption
      Procedures and Exchange Rights........................    6
     The Board's Recommendation on Proposal 1...............    6
  RISK FACTORS..............................................    7
     Risks Associated with Buying Fund......................    7
     Comparison of Risks of Buying Fund and Your Fund.......    7
  INFORMATION ABOUT BUYING FUND.............................    7
     Description of Buying Fund Shares......................    7
     Management's Discussion of Fund Performance............    8
     Financial Highlights...................................    8
  ADDITIONAL INFORMATION ABOUT THE AGREEMENT................    8
     Terms of the Reorganization............................    8
     The Reorganization.....................................    8
     Board Considerations...................................    9
     Other Terms............................................   10
     Federal Income Tax Consequences........................   10
     Accounting Treatment...................................   11
  RIGHTS OF SHAREHOLDERS....................................   11
     General................................................   11
     Liability of Shareholders..............................   11
     Election of Directors/Trustees; Terms..................   12
     Removal of Directors/Trustees..........................   12
     Meetings of Shareholders...............................   12
     Liability of Directors/Trustees and Officers;
      Indemnification.......................................   13
     Dissolution and Termination............................   13
     Voting Rights of Shareholders..........................   13
     Dissenters' Rights.....................................   14
     Amendments to Organization Documents...................   14
  CAPITALIZATION............................................   15
  INTERESTS OF CERTAIN PERSONS..............................   16
  LEGAL MATTERS.............................................   16
  ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND....   16
  INFORMATION FILED WITH THE SECURITIES AND EXCHANGE
     COMMISSION.............................................   16
  PROPOSAL 2 -- ELECTION OF DIRECTORS.......................   17
     Background.............................................   17
     Structure of the Board of Directors....................   17
     Nominees for Directors.................................   17
     The Board's Recommendation on Proposal 2...............   21
     Current Committees of the Board........................   21
     Board and Committee Meeting Attendance.................   23

                                                              PAGE
                                                              ----
     Future Committee Structure.............................   23
     Director's Compensation................................   24
     Current Retirement Plan for Directors..................   24
     Current Deferred Compensation Plan.....................   25
     New Retirement Plan for Directors......................   25
     New Deferred Compensation Agreements...................   26
     Officers of Company....................................   26
     Security Ownership of Management.......................   26
     Director Ownership of Your Fund's Shares...............   27
  PROPOSAL 3 -- APPROVAL OF A NEW INVESTMENT ADVISORY
     AGREEMENT..............................................   27
     Background.............................................   27
     Your Fund's Current Investment Advisor.................   28
     The Proposed New Investment Advisor for Your Fund......   28
     Positions with AIM Held by Company's Directors or
      Executive Officers....................................   28
     Terms of the Current Advisory Agreement................   28
     Additional Services Provided by INVESCO and its
      Affiliates............................................   29
     Advisory Fees Charged by AIM for Similar Funds it
      Manages...............................................   29
     Terms of the Proposed Advisory Agreement...............   29
     Factors the Directors Considered in Approving the
      Advisory Agreement....................................   34
     The Board's Recommendation on Proposal 3...............   36
  PROPOSAL 4 -- APPROVAL OF THE PLAN TO REDOMESTICATE EACH
     SERIES PORTFOLIO OF COMPANY AS A NEW SERIES PORTFOLIO
     OF A NEW DELAWARE STATUTORY TRUST......................   36
     Background.............................................   36
     Reasons for the Proposed Redomestication...............   37
     What the Proposed Redomestication Will Involve.........   37
     The Federal Income Tax Consequences of the
      Redomestication.......................................   38
     Appraisal Rights.......................................   38
     The Trust Compared to Company..........................   38
     The Board's Recommendation on Proposal 4...............   40
  INFORMATION ABOUT THE SPECIAL MEETING AND VOTING..........   40
     Proxy Statement/Prospectus.............................   40
     Time and Place of Special Meeting......................   41
     Voting in Person.......................................   41
     Voting by Proxy........................................   41
     Voting by Telephone or the Internet....................   41
     Quorum Requirement and Adjournment.....................   41
     Vote Necessary to Approve Each Proposal................   42
     Proxy Solicitation.....................................   42
     Other Matters..........................................   42
     Shareholder Proposals..................................   43
     Ownership of Shares....................................   43
  INDEPENDENT PUBLIC ACCOUNTANTS............................   43
     Fees Paid to the Auditor Related to Company............   43
     Fees Paid to the Auditor Not Related to Company........   44

EXHIBIT A     Classes of Shares of Your Fund and Corresponding Classes of
              Shares of Buying Fund
EXHIBIT B     Comparison of Performance of Your Fund and Buying Fund
EXHIBIT C     Comparison Fee Table and Expense Example
EXHIBIT D     Director Compensation Table
EXHIBIT E     Officers of Company
EXHIBIT F     Security Ownership of Management

EXHIBIT G     Director Ownership of Fund Shares
EXHIBIT H     Principal Executive Officer and Directors of A I M Advisors,
              Inc.
EXHIBIT I     Compensation to INVESCO Funds Group, Inc.
EXHIBIT J     Fees Paid to INVESCO Funds Group, Inc. and Affiliates in
              Most Recent Fiscal Year
EXHIBIT K     Advisory Fee Schedules for Other AIM Funds
EXHIBIT L     Proposed Compensation to A I M Advisors, Inc.
EXHIBIT M     Shares Outstanding of Each Class of Your Fund on Record Date
EXHIBIT N     Ownership of Shares of Your Fund
EXHIBIT O     Ownership of Shares of Buying Fund
APPENDIX I    Agreement and Plan of Reorganization for Your Fund (to
              Effect the Reorganization)
APPENDIX II   Prospectus of Buying Fund
APPENDIX III  Form of Investment Advisory Agreement with A I M Advisors,
              Inc.
APPENDIX IV   Agreement and Plan of Reorganization for Your Fund (to
              Effect the Redomestication)

     THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AIM INVESTMENTS, AIM INVESTMENTS AND DESIGN, MYAIM.COM, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(k) AND YOUR GOALS. OUR SOLUTIONS. ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

     INVESCO, THE OPEN CIRCLE DESIGN, INVESCO FUNDS, INVESCO FUNDS GROUP, INVESCO -- YOUR GLOBAL INVESTMENT PARTNER AND YOU SHOULD KNOW WHAT INVESCO KNOWS ARE REGISTERED SERVICE MARKS OF AMVESCAP PLC.

     No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

     Your Fund is one of 46 portfolios advised by INVESCO and Buying Fund is one of 86 portfolios advised by AIM. Proposals 1 through 4 that you are being asked to vote on relate to or result from an integration initiative announced on March 27, 2003, by AMVESCAP, the parent company of AIM and INVESCO, with respect to its North American mutual fund operations. The primary components of AMVESCAP's integration initiative are:

     - Using a single distributor for all AMVESCAP mutual funds in the United States. To that end, A I M Distributors, Inc., the distributor for the retail mutual funds advised by AIM (the "AIM Funds"), replaced INVESCO Distributors, Inc. as the distributor for the retail mutual funds advised by INVESCO (the "INVESCO Funds") effective July 1, 2003.

     - Integrating back office support and creating a single platform for back office support of AMVESCAP's mutual fund operations in the United States, including such support services as transfer agency and information technology. One result of this integration will be that shares of the AIM Funds and shares of the INVESCO Funds generally will be able to be exchanged for shares of the same or a similar class of each other.

     - Rationalizing and streamlining of the various AIM Funds and INVESCO Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete for limited shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing both the number of AIM Funds and INVESCO Funds will allow AIM and INVESCO to concentrate on managing their core products. The Reorganization is one of a number of fund reorganizations proposed by AMVESCAP as a result of this review process. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale. Proposal 1 relates to this component of AMVESCAP's integration initiative.

     - Rationalizing the contractual arrangements for the provision of investment advisory and administrative services to the AIM Funds and the INVESCO Funds. The objective of this component is to have AIM assume primary responsibility for the investment advisory, administrative, accounting and legal and compliance services for the INVESCO Funds. To implement this component, each INVESCO Fund is seeking shareholder approval to enter into a new investment advisory agreement with AIM. These changes will simplify AMVESCAP's mutual fund operations in the United States in that there will be a uniform arrangement for investment management for both the AIM Funds and the INVESCO Funds. Proposal 3 relates to this component of AMVESCAP's integration initiative.

     - Simplifying the organizational structure of the AIM Funds and the INVESCO Funds so that they are all organized as Delaware statutory trusts, using as few entities as practicable. To implement this component, each AIM Fund and each INVESCO Fund that currently is organized as a Maryland corporation is seeking shareholder approval to redomesticate as a new Delaware statutory trust, which also should provide these Funds with greater flexibility in conducting their business operations. In addition, certain series portfolios of AIM Funds with few portfolios are seeking shareholder approval to be restructured as new series portfolios of existing AIM Funds that are organized as Delaware statutory trusts. Proposal 4 relates to this component of AMVESCAP's integration initiative.

     In considering the integration initiative proposed by AMVESCAP, the directors of the INVESCO Funds and the directors/trustees of the AIM Funds who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Funds or their advisors determined that the shareholders of both the AIM Funds and the INVESCO Funds would benefit if one set of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, these directors/trustees agreed to combine the separate boards and create a unified board of directors/trustees. Proposal 2 relates to the election of directors of your Fund.

     You are being asked to approve Proposals 2 through 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to take advantage of these other benefits of AMVESCAP's integration initiative. We will be unable to determine whether a particular Proposal other than Proposal 1, if approved, should go forward until we have determined whether Proposal 1 has been approved. Therefore, even if you vote in favor of Proposal 1, it is still important that you vote on each remaining Proposal. For information about the Special Meeting and voting on Proposals 1 through 4, see "Information About the Special Meeting and Voting." For a description of the vote necessary to approve each of Proposals 1 through 4, see "Information About the Special Meeting and
Voting -- Vote Necessary to Approve Each Proposal."

                                 PROPOSAL 1 --

                           APPROVAL OF THE AGREEMENT
                      TO COMBINE YOUR FUND AND BUYING FUND

                                    SUMMARY

     The Board, including the independent directors, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. The Board believes that a larger combined fund should be more viable and have greater market presence and should have greater investment leverage in that portfolio managers should have broader investment opportunities and lower trading costs. The Board also believes that a larger combined fund should result in greater operating efficiencies by providing economies of scale to the combined fund in that certain fixed costs, such as legal, accounting, shareholder services and director/trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Agreement, see "Additional Information About the Agreement -- Board Considerations."

     The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Agreement. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

     The Reorganization will result in the combination of your Fund with Buying Fund. Your Fund is a series of Company, a Maryland corporation. Buying Fund is a series of Buyer, a Delaware statutory trust.

     If shareholders of your Fund approve the Agreement and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund and Buying Fund will assume the liabilities of your Fund, and Buyer will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Agreement -- Other Terms."

     The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of your account with Buying Fund immediately after the Reorganization will be the same as the value of your account with your Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement."

     Company and Buyer will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization except to the extent your Fund disposes of securities at a net gain in anticipation of the Reorganization, which gain would be included in a taxable distribution. See "Additional Information About the Agreement -- Federal Income Tax Consequences."

     No sales charges will be imposed in connection with the Reorganization.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Your Fund and Buying Fund pursue similar investment objectives and invest in similar types of securities. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of Buying Fund.

     The investment objective or goal of your Fund is classified as fundamental, which means that the Board cannot change it without shareholder approval. The investment objective of Buying Fund is not classified as fundamental, which means that the Board of Trustees of Buyer can change it without shareholder approval. Having the ability to change the investment objective without shareholder approval allows the Board of Trustees to respond more quickly and efficiently to changing market conditions and to save Buying Fund and its shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

     A description of the fundamental and non-fundamental restrictions and policies applicable to your Fund and Buying Fund can be found in each Fund's Statement of Additional Information. While your Fund and Buying Fund have slightly different approaches to disclosing and characterizing these restrictions and policies, in substance your Fund and Buying Fund operate under the same general restrictions and are subject to the same general policies.

     The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

         INVESCO TAX-FREE MONEY FUND                      AIM TAX-EXEMPT CASH FUND
                 (YOUR FUND)                                    (BUYING FUND)
         ---------------------------                      ------------------------
                                    INVESTMENT OBJECTIVE
- a high level of current income, consistent    - earn the highest level of current income
  with the preservation of capital and the        exempt from federal income taxes that is
  maintenance of liquidity                        consistent with the preservation of capital
                                                  and liquidity
                                    INVESTMENT STRATEGIES
- invests at least 80% of its net assets,       - invests at least 80% of its assets in
  plus any borrowings for investment              securities that (1) pay interest which is
  purposes, in short-term municipal               excluded from gross income for federal
  securities issued by state, county, and         income tax purposes, and (2) do not produce
  city governments, including industrial          income that will be considered to be an
  development obligations and private             item of preference for purposes of the
  activity bonds which generally are not          alternative minimum tax
  guaranteed by the governmental entity that
  issues them
- invests at least 80% of its assets in
  securities that (1) pay interest which is
  excluded from gross income for federal
  income tax purposes, and (2) do not produce
  income that will be considered to be an
  item of preference for purposes of the
  alternative minimum tax
- investments include municipal notes,          - invests only in high-quality short-term
  short-term municipal bonds, and variable        obligations, including municipal
  rate debt obligations                           securities, tax-exempt commercial paper,
- municipal obligations may be purchased or       cash equivalents; municipal lease
  sold on a delayed delivery or a when-issued     obligations, synthetic municipal securities
  basis with settlement taking place in the       and industrial development bonds are
  future. Your Fund may purchase securities       treated as municipal securities
  together with the right to

         INVESCO TAX-FREE MONEY FUND                      AIM TAX-EXEMPT CASH FUND
                 (YOUR FUND)                                    (BUYING FUND)
         ---------------------------                      ------------------------
  resell them to the seller at an agreed-upon
  price or yield within a specific time
  period prior to the maturity date of the
  securities. This is commonly known as a
  "demand feature" or a "put"
- average dollar-weighted maturity of your      - average dollar-weighted maturity of Buying
  Fund is ninety days or less                     Fund is ninety days or less
- up to 20% of your Fund's portfolio may be     - may invest up to 20% of its net assets in
  invested in short-term taxable instruments,     money market instruments that may be
  which may include corporate debt                subject to federal taxes, including
  securities, asset-backed securities,            treasury securities, repurchase agreements,
  privately issued commercial paper, and          bankers' acceptances, commercial paper and
  other securities that are restricted as to      master notes
  disposition under federal securities laws,
  bank obligations, commercial paper, U.S.
  government debt, and repurchase agreements
- circumstances under which your Fund will
  invest in taxable securities include but
  are not limited to (a) pending investment
  of proceeds or sales of portfolio
  securities; (b) pending settlement of
  portfolio securities; and (c) maintaining
  liquidity to meet the need for anticipated
  redemptions
- no corresponding strategy                     - may invest less than 25% of its total
                                                  assets in securities of issuers who are
                                                  located in the same state
- may invest in industrial development bonds    - may invest less than 25% of its total
  (not limited as to percentage)                  assets in industrial development bonds
- no corresponding strategy                     - may invest less than 25% of its total
                                                  assets in securities the interest on which
                                                  is paid from revenues of similar type
                                                  projects, and up to 100% of its total
                                                  assets in these securities, if the
                                                  principal and interest on the securities is
                                                  guaranteed by a bank or financial service
                                                  provider
- no corresponding strategy                     - Buying Fund focuses on securities AIM
                                                  believes have favorable prospects for
                                                  current income, consistent with their
                                                  concerns for preservation of capital and
                                                  liquidity
- may concentrate investments in the banking    - may concentrate investments in the banking
  industry                                        industry

COMPARISON OF PRINCIPAL SERVICE PROVIDERS

     The following is a list of the current principal service providers for your Fund and Buying Fund.

                                                     SERVICE PROVIDERS
                               -------------------------------------------------------------
                                INVESCO TAX-FREE MONEY FUND      AIM TAX-EXEMPT CASH FUND
SERVICE                                 (YOUR FUND)                    (BUYING FUND)
-------                         ---------------------------      ------------------------
Investment Advisor...........  INVESCO Funds Group, Inc.*      A I M Advisors, Inc.
                               4350 South Monaco Street        11 Greenway Plaza, Suite 100
                               Denver, Colorado 80237          Houston, Texas 77046-1173
Sub-advisor..................  A I M Capital Management,       None
                               Inc.
                               11 Greenway Plaza, Suite 100
                               Houston, Texas 77046-1173
Distributor..................  A I M Distributors, Inc.**      A I M Distributors, Inc.
                               11 Greenway Plaza, Suite 100    11 Greenway Plaza, Suite 100
                               Houston, Texas 77046-1173       Houston, Texas 77046-1173

                                                     SERVICE PROVIDERS
                               -------------------------------------------------------------
                                INVESCO TAX-FREE MONEY FUND      AIM TAX-EXEMPT CASH FUND
SERVICE                                 (YOUR FUND)                    (BUYING FUND)
-------                         ---------------------------      ------------------------
Administrator................  INVESCO Funds Group, Inc.***    A I M Advisors, Inc.
                               4350 South Monaco Street        11 Greenway Plaza, Suite 100
                               Denver, Colorado 80237          Houston, Texas 77046-1173
Custodian....................  State Street Bank and Trust     The Bank of New York
                               Company
Transfer Agent and Dividend
  Disbursing Agent...........  INVESCO Funds Group,            A I M Fund Services, Inc.
                               Inc.****
Independent Auditors.........  PricewaterhouseCoopers LLP      Ernst & Young LLP

---------------

   * If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as investment advisor for your Fund effective November 5, 2003.

  ** A I M Distributors, Inc. replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

 *** If Proposal 3 is approved by shareholders of your Fund and Proposal 1 is not, AIM will replace INVESCO as administrator for your Fund effective November 5, 2003.

**** A I M Fund Services, Inc. will replace INVESCO as transfer agent and dividend disbursing agent for your Fund on or about October 1, 2003.

COMPARISON OF PERFORMANCE

     A bar chart showing the annual total returns for calendar years ended December 31 for Investor Class shares of your Fund and Class A shares of Buying Fund can be found at Exhibit B. Also included as part of Exhibit B is a table showing the average annual total returns for the periods indicated for your Fund and Buying Fund, including sales charges. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

COMPARISON OF FEES AND EXPENSES

     A comparison of shareholder fees and annual operating expenses of each class of shares of your Fund, as of May 31, 2002, and Buying Fund, as of March 31, 2003, expressed as a percentage of net assets ("Expense Ratio"), can be found at Exhibit C. Pro forma estimated Expense Ratios for each class of shares of Buying Fund after giving effect to the Reorganization are also provided as of March 31, 2003 as part of Exhibit C.

COMPARISON OF MULTIPLE CLASS STRUCTURES

     A comparison of the share classes of your Fund that are available to investors and the corresponding share classes of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found as Exhibit A. In addition to the share classes of Buying Fund listed on Exhibit A, Class A shares of Buying Fund are available to investors. This class is not involved in the Reorganization. For information regarding the features of the various share classes of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

COMPARISON OF SALES CHARGES

     No initial sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. No redemption of your Fund's shares that could cause the imposition of a contingent deferred sales charge ("CDSC") will result in connection with the Reorganization.

     The chart below provides a summary for comparison purposes of the initial sales charges and CDSCs applicable to each class of shares of your Fund and Buying Fund. The fee tables at Exhibit C include comparative information about maximum initial sales charges on purchases of Class A shares of your Fund and Buying Fund and the maximum CDSC on redemptions of certain classes of shares of your Fund and Buying Fund.

                 CLASS A
           (BUYING FUND ONLY)                           INVESTOR CLASS
           ------------------                           --------------
- not subject to an initial sales charge   - not subject to an initial sales charge
- not subject to a CDSC                    - not subject to a CDSC

COMPARISON OF DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE
RIGHTS

     Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM. AIM Distributors replaced INVESCO Distributors, Inc. as distributor of your Fund effective July 1, 2003.

     Both your Fund and Buying Fund have adopted a distribution plan for the sale and distribution of the shares of each of their respective classes. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables at Exhibit C include information about the distribution and service fees payable by Class A shares of Buying Fund. Investor Class shares of your Fund and Buying Fund pay no distribution or service fees.

     Although there are differences in the purchase, redemption and exchange procedures of your Fund and Buying Fund as of the date of this Proxy Statement/Prospectus, it is currently anticipated that the purchase, redemption and exchange procedures of your Fund and/or Buying Fund will be changed so that they are substantially the same prior to the consummation of the Reorganization. For information regarding the current purchase, redemption and exchange procedures of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

     As of the date of this Proxy Statement/Prospectus, shares of your Fund generally may be exchanged for shares of the same or a similar class of funds within the INVESCO Family of Funds and shares of Buying Fund generally may be exchanged for shares of the same or a similar class of funds within The AIM Family of Funds(R). It is currently anticipated that, prior to the consummation of the Reorganization, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the consummation of the Reorganization, the consummation of the Reorganization will be delayed until such time as it is offered. See "Additional Information About the Agreement -- The Reorganization." For more detailed information regarding the current exchange rights of your Fund and Buying Fund, see the Selling Fund Prospectus and the Buying Fund Prospectus, respectively.

THE BOARD'S RECOMMENDATION ON PROPOSAL 1

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

     The following is a discussion of the principal risks associated with Buying Fund.

     An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Buying Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Buying Fund. Additionally, Buying Fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

     The following factors could reduce Buying Fund's income and/or share price:

     - sharply rising interest rates;

     - downgrades of credit ratings or defaults of any of the fund's holdings;
       or

     - events adversely affecting the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial service industries.

     The value of, payment of interest and repayment of principal by, and the ability of Buying Fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which Buying Fund invests.

     Investments in municipal securities also run the risk that some or all of the interest received by Buying Fund may become taxable as a result of tax law changes or determinations of the Internal Revenue Service.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

     Because of the similarities in their investment objectives and strategies, your Fund and Buying Fund are subject to similar investment risks. The following is a brief discussion of the comparative risk associated with your Fund and Buying Fund. You can find more detailed descriptions of specific risks associated with your Fund in the Selling Fund Prospectus.

     Buying Fund may invest in municipal lease obligations, which may take the form of a lease, an installment purchase or a conditional sales contract. Interest payments on qualifying municipal leases are exempt from federal income taxes. However, municipal leases are generally subject to greater risks than general obligation or revenue bonds, as such obligations may contain "non-appropriation" clauses. These clauses provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Further, as municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default, which may result in such investments becoming illiquid.

     Buying Fund generally will not invest 25% or more of its assets in securities whose issuers are located in the same state, securities the interest upon which is paid from revenues of similar type projects, or industrial development bonds. Because your Fund has no such restrictions, it may be subject to greater concentration risk than Buying Fund. However, during the past year, your Fund has been managed similarly to Buying Fund.

                         INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

     Shares of Buying Fund are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of Buyer in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board of Trustees of Buying Fund. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. When issued, shares of Buying Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights.

FINANCIAL HIGHLIGHTS

     For more information about Buying Fund's financial performance, see the "Financial Highlights" section of the Buying Fund Prospectus, which is attached to this Proxy Statement/Prospectus as Appendix II.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

     The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

     Consummation of the Reorganization (the "Closing") is expected to occur on November 3, 2003, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on October 31, 2003 (the "Valuation Date"). At the Effective Time, all of the assets of your Fund will be delivered to Buyer's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Agreement. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

     In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Company will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended May 31, 2003 and for the short taxable year beginning on June 1, 2003 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended May 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Agreement.

     It is anticipated that, prior to the Closing, shares of The AIM Family of Funds(R) and shares of the INVESCO Family of Funds generally will be able to be exchanged for shares of the same or a similar class of each other. If this exchangeability feature is not offered to shareholders prior to the Closing, the Closing will be postponed until a mutually acceptable date not later than December 31, 2003 (the "Termination Date").

     Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Company will redeem the outstanding shares of your Fund from shareholders in accordance with its Charter and the Maryland General Corporation Law.

BOARD CONSIDERATIONS

     AMVESCAP initially proposed that the Board consider the Reorganization at a telephone meeting of the Board held on May 5, 2003. Preliminary discussions of the Reorganization took place at the May 5, 2003 telephone meeting and at an in-person meeting of the Board held on May 13-15, 2003. A special task force of the Board met to consider the Reorganization on June 3, 2003. The Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board held on June 9, 2003.

     Over the course of the three Board meetings, the Board received from AIM and INVESCO written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund. AIM and INVESCO also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

     In evaluating the Reorganization, the Board considered a number of factors, including:

     - The investment objective and principal investment strategies of your Fund and Buying Fund.

     - The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

     - The comparative performance of your Fund and Buying Fund.

     - The comparative sizes of your Fund and Buying Fund.

     - The consequences of the Reorganization for Federal income tax purposes, including the treatment of capital loss carryforwards, if any, available to offset future capital gains of both your Fund and Buying Fund.

     - Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

     The Board noted that AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization.

     The Board also noted that no sales charges or other charges would be imposed on any of the shares of Buying Fund issued to the shareholders of your Fund in connection with the Reorganization.

     Based on the foregoing and the information presented at the three Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommends the approval of the Agreement by the shareholders of your Fund at the Special Meeting.

     AMVESCAP initially proposed that the Board of Trustees of Buyer consider the Reorganization at an in-person meeting of the Board of Trustees held on May 13-14, 2003, at which preliminary discussions of the Reorganization took place. The Board of Trustees of Buyer determined that the Reorganization is in the best interests of Buying Fund and will not dilute the interests of Buying Fund shareholders, and approved the Agreement and the Reorganization, at an in-person meeting of the Board of Trustees held on June 10-11, 2003.

OTHER TERMS

     If any amendment is made to the Agreement which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, the Agreement may be amended without shareholder approval by mutual agreement of the parties.

     Company and Buyer have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of Company and Buyer pursuant to the Agreement are subject to various conditions, including the following mutual conditions:

     - the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

     - Buyer's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

     - the shareholders of your Fund shall have approved the Agreement; and

     - Company and Buyer shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Agreement will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

     The Board of Directors of Company and the Board of Trustees of Buyer may waive without shareholder approval any default by Company or Buyer or any failure by Company or Buyer to satisfy any of the above conditions as long as such a waiver is mutual and will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of your Fund. The Agreement may be terminated and the Reorganization may be abandoned at any time by mutual agreement of the parties, or by either party if the shareholders of your Fund do not approve the Agreement or if the Closing does not occur on or before the Termination Date.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

     - the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

     - no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders; notwithstanding the foregoing, no conclusion is expressed as to the effect of the Reorganization on your Fund or any shareholder of your Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting;

     - no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

     - no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

     - the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

     - the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

     - the tax year of your Fund will end on the date of the Closing, and Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

     Neither Company nor Buyer has requested or will request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Company and Buyer as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Company and Buyer upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Company or Buyer are incorrect in any material respect.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

     The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

GENERAL

     Company is a Maryland corporation. Buyer is a Delaware statutory trust. There is much that is similar between Maryland corporations and Delaware statutory trusts. For example, the responsibilities, powers and fiduciary duties of the directors of Company are substantially similar to those of the trustees of Buyer.

     There are, however, certain differences between the two forms of organization. The operations of Company, as a Maryland corporation, are governed by its Articles of Incorporation, and any restatements, amendments and supplements thereto (the "Articles of Incorporation"), and applicable Maryland law. The operations of Buyer, as a Delaware statutory trust, are governed by its Amended and Restated Agreement and Declaration of Trust, as amended (the "Declaration of Trust"), and applicable Delaware law.

LIABILITY OF SHAREHOLDERS

     Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he or she receives any distribution which exceeds the amount which he or she could properly receive under Maryland law or where such liability is necessary to prevent fraud.

     The Delaware Statutory Trust Act provides that shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware statutory trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Declaration of Trust provides that shareholders of the Trust shall not be subject to any personal liability for acts or obligations of the Trust and that every written agreement, obligation or other undertaking made or issued by the Trust shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of the Trust's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his or her investment due to shareholder liability is limited to circumstances in which the Trust itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of the Trust, the possibility of the Trust being unable to meet its obligations is considered remote, and even if a claim were brought against the Trust and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

ELECTION OF DIRECTORS/TRUSTEES; TERMS

     The shareholders of Company have elected a majority of the directors of Company. Each director serves until a successor is elected, subject to his or her earlier death, resignation or removal in the manner provided by law (see below). In the case of a vacancy on the Board of Directors (other than a vacancy created by removal by the shareholders), a majority of the directors may appoint a successor to fill such vacancy. The right of the Board of Directors to appoint directors to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

     The shareholders of Buyer have elected a majority of the trustees of Buyer. Such trustees serve for the life of Buyer, subject to their earlier death, incapacitation, resignation, retirement or removal (see below). In the case of any vacancy on the Board of Trustees, a majority of the trustees may appoint a successor to fill such vacancy. The right of the Board of Trustees to appoint trustees to fill vacancies without shareholder approval is subject to the provisions of the 1940 Act.

REMOVAL OF DIRECTORS/TRUSTEES

     A director of Company may be removed by the holders of a majority of the outstanding shares of Company.

     A trustee of Buyer may be removed at any time by a written instrument signed by at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of Buyer.

MEETINGS OF SHAREHOLDERS

     Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The bylaws of Company provide that a special meeting of shareholders may be called by the president or, in his or her absence, the vice-president or by a majority of the Board of Directors or holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

     Buyer is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The bylaws of Buyer provide that any trustee may call a special meeting of shareholders and the trustees shall call a special meeting of the shareholders solely for the purpose of removing one or more trustees upon written request of the holders of not less than 10% of the outstanding shares of Buyer. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

LIABILITY OF DIRECTORS/TRUSTEES AND OFFICERS; INDEMNIFICATION

     Maryland law permits a corporation to eliminate liability of its directors and officers to the corporation or its stockholders, except for liability arising from receipt of an improper benefit or profit and from active and deliberate dishonesty. The Articles of Incorporation eliminate director and officer liability to the fullest extent permitted under Maryland law. Under Maryland law, indemnification of a corporation's directors and officers is mandatory if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings. Maryland law permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit.

     Delaware law provides that trustees of a statutory trust shall not be liable to the statutory trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustee's liabilities may be expanded or restricted by such instrument. Under the Declaration of Trust, the trustees and officers of Buyer are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a statutory trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Declaration of Trust provides for the indemnification of its trustees and officers to the extent that such trustees and officers act in good faith and reasonably believe that their conduct is in the best interests of Buyer, except with respect to any matter in which it has been determined that such trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

DISSOLUTION AND TERMINATION

     Maryland law provides that Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution; however the Articles of Incorporation reduce the required shareholder vote from two-thirds to a majority of the shares entitled to vote on the dissolution.

     Pursuant to the Declaration of Trust, Buyer or any series or class of shares of beneficial interest in Buyer may be terminated by: (1) a majority shareholder vote of Buyer or the affected series or class, respectively; or (2) if there are fewer than 100 shareholders of record of Buyer or of such terminating series or class, the trustees pursuant to written notice to the shareholders of Buyer or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

     Shareholders of a Maryland corporation such as Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland law.

     The Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees, provided that a meeting of shareholders has been called for that purpose; (ii) removal of trustees, provided that a meeting of shareholders has been called for that purpose; (iii) termination of Buyer or a series or class of its shares of beneficial interest, provided that a meeting of shareholders has been called for that purpose; (iv) sale of all or substantially all of the assets of Buyer or one of its investment portfolios; (v) merger or consolidation of Buyer or any of its investment portfolios, with certain exceptions; (vi) approval of any amendments to shareholders' voting rights under the

Declaration of Trust; and (vii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

DISSENTERS' RIGHTS

     Under Maryland law, shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of the corporation's assets and are, therefore, bound by the terms of the transaction if the stock is that of an open-end investment company registered with the SEC under the 1940 Act and the value placed on the stock in the transaction is its net asset value.

     Neither Delaware law nor the Declaration of Trust confers upon shareholders rights of appraisal or dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

     Consistent with Maryland law, Company reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation in the manner prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Articles of Incorporation may be adopted if approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter. The directors shall have the power to alter, amend or repeal the bylaws of Company or adopt new bylaws at any time.

     Consistent with Delaware law, the Board of Trustees of Buyer may, without shareholder approval, amend the Declaration of Trust at any time, except to eliminate any voting rights pertaining to the shares of Buyer, without approval of the majority of the shares of Buyer. The trustees shall have the power to alter, amend or repeal the bylaws of Buyer or adopt new bylaws at any time.

                                 CAPITALIZATION

     The following table sets forth, as of March 31, 2003, (i) the capitalization of each class of shares of your Fund, (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Agreement.

                                                                                    PRO FORMA
                                                  YOUR FUND       BUYING FUND      BUYING FUND
                                                INVESTOR CLASS   INVESTOR CLASS   INVESTOR CLASS
                                                    SHARES         SHARES(1)          SHARES
                                                --------------   --------------   --------------
Net Assets....................................   $29,949,675             0         $29,949,675
Shares Outstanding............................    29,949,675             0          29,949,675
Net Asset Value Per Share.....................   $      1.00         $1.00         $      1.00

                                                                               PRO FORMA
                                                             BUYING FUND      BUYING FUND
                                                            CLASS A SHARES   CLASS A SHARES
                                                            --------------   --------------
Net Assets................................................   $66,342,058      $66,342,058
Shares Outstanding........................................    66,334,401       66,334,401
Net Asset Value Per Share.................................   $      1.00      $      1.00

---------------

(1) As of March 31, 2003, Investor Class shares of Buying Fund did not exist. Investor Class shares were added to Buying Fund in connection with the Reorganization. Investor Class shares of Buying Fund will commence operations at the net asset value per share of Buying Fund's Class A shares. Therefore, the Net Asset Value Per Share shown for Investor Class shares of Buying Fund in the table above is that of Buying Fund's Class A shares.

                          INTERESTS OF CERTAIN PERSONS

     If the Reorganization is consummated, AIM, as the investment advisor of Buying Fund, will gain approximately $30 million in additional assets under management (based on your Fund's net assets as of March 31, 2003), upon which AIM will receive advisory fees. Exhibit C sets forth AIM's advisory fees applicable to Buying Fund.

                                 LEGAL MATTERS

     Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

             ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND

     For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" and "Shareholder Information" for more information about sales charges, including contingent deferred sales charges, applicable to shares of Buying Fund, the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

     For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectus, which has been made a part of this Proxy Statement/ Prospectus by reference: (i) see "Fund Performance" for more information about the performance of your Fund;
(ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Share Price" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund;
(v) see "Dividends And Capital Gain Distributions" for more information about your Fund's policy with respect to dividends and distributions; and (vi) see "How To Buy Shares", "How To Sell Shares" and "Your Account Services" for more information about sales charges, including contingent deferred sales charges, applicable to shares of your Fund, the purchase, redemption and repurchase of shares of your Fund, distribution arrangements and the multiple class structure of your Fund.

                     INFORMATION FILED WITH THE SECURITIES
                            AND EXCHANGE COMMISSION

     This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which Company and Buyer have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Company's registration statement containing the Selling Fund Prospectus and related Statement of Additional Information is Registration No. 811-2606. Such Selling Fund Prospectus is incorporated herein by reference. The SEC file number for Buyer's registration statement containing the Buying Fund Prospectus and related Statement of Additional Information is Registration No. 811-7890. Such Buying Fund Prospectus is incorporated herein by reference.

     Company and Buyer are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Company and Buyer

(including the Registration Statement of Buyer relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional office of the SEC: 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Company and Buyer and other registrants that file electronically with the SEC.

                                 PROPOSAL 2 --

                             ELECTION OF DIRECTORS

BACKGROUND

     In considering the integration initiative proposed by AMVESCAP, the independent directors of the INVESCO Funds and the independent directors/trustees of the AIM Funds determined that the shareholders of all the AIM Funds and the INVESCO Funds would benefit if a unified board of directors/trustees was responsible for overseeing the operation of both the AIM Funds and the INVESCO Funds and the services provided by AIM, INVESCO and their affiliates. Accordingly, the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds agreed to combine the separate boards and create a unified board of directors/trustees.

     You are being asked to approve Proposal 2 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from having a combined board of directors.

STRUCTURE OF THE BOARD OF DIRECTORS

     The Board currently consists of the following 11 persons: Bob R. Baker, Sueann Ambron, Victor L. Andrews, Lawrence H. Budner, James T. Bunch, Raymond R. Cunningham, Richard W. Healey, Gerald L. Lewis, John W. McIntyre, Larry Soll, Ph.D. and Mark H. Williamson. Eight of the current directors are "independent," meaning they are not "interested persons" of Company within the meaning of the 1940 Act. Three of the current directors are "interested persons" because of their business and financial relationships with Company and INVESCO, its investment advisor, and/or INVESCO's parent, AMVESCAP. Six of the current directors have declined to stand for re-election as directors of Company. Therefore, their terms as directors of Company will end upon the election and qualification of their successor directors at the Special Meeting.

NOMINEES FOR DIRECTORS

     Company's nominating committee (which consists solely of independent directors) has approved the nomination of five of the 11 current directors, as set forth below, each to serve as director until his successor is elected and qualified. In addition, the nominating committee has approved the nomination of 11 new nominees, as set forth below, each to serve as director until his or her successor is elected and qualified. These 11 new nominees were nominated to effect the proposed combination of the Boards of Directors/Trustees of the AIM Funds and the Boards of Directors of the INVESCO Funds.

     Each nominee who is a current director serves as a director of the ten registered investment companies comprising the INVESCO Funds. Each nominee who is a current director oversees 46 portfolios which comprise the INVESCO Funds. The business address of each nominee who is a current director is 4350 South Monaco Street, Denver, Colorado 80237.

     Each new nominee serves as a director or trustee of the 17 registered investment companies comprising the AIM Funds. Each new nominee currently oversees 86 portfolios which comprise the AIM Funds. The business address of each new nominee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would oversee a total of 27 registered investment companies currently comprising 132 portfolios.

  NOMINEES WHO CURRENTLY ARE INDEPENDENT DIRECTORS

                                       DIRECTOR    PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                  SINCE        DURING PAST 5 YEARS      OTHER DIRECTORSHIP(S) HELD
----------------------                 --------    -----------------------    --------------------------
Bob R. Baker -- 1936.................    1983     Consultant (2000-present);  None
                                                  formerly, President and
                                                  Chief Executive Officer
                                                  (1988-2000) of AMC Cancer
                                                  Research Center, Denver,
                                                  Colorado; until mid-
                                                  December 1988, Vice
                                                  Chairman of the Board of
                                                  First Columbia Financial
                                                  Corporation, Englewood,
                                                  Colorado; formerly,
                                                  Chairman of the Board and
                                                  Chief Executive Officer of
                                                  First Columbia Financial
                                                  Corporation.
James T. Bunch -- 1942...............    2000     Co-President and Founder    None
                                                  of Green, Manning & Bunch
                                                  Ltd., Denver, Colorado
                                                  (1988-present) (investment
                                                  banking firm); Director
                                                  and Vice President of
                                                  Western Golf Association
                                                  and Evans Scholars
                                                  Foundation; Executive
                                                  Committee, United States
                                                  Golf Association;
                                                  formerly, General Counsel
                                                  and Director of Boettcher
                                                  & Co., Denver, Colorado;
                                                  and formerly, Chairman and
                                                  Managing Partner, law firm
                                                  of Davis, Graham & Stubbs,
                                                  Denver, Colorado.
Gerald J. Lewis -- 1933..............    2000     Chairman of Lawsuit         General Chemical Group,
                                                  Resolution Services, San    Inc., Hampdon, New
                                                  Diego, California (1987-    Hampshire (1996-present),
                                                  present); formerly,         Wheelabrator Technologies,
                                                  Associate Justice of the    Inc. (waste management
                                                  California Court of         company), Fisher
                                                  Appeals; and Of Counsel,    Scientific, Inc.
                                                  law firm of Latham &        (laboratory supplies),
                                                  Watkins, San Diego,         Henley Manufacturing,
                                                  California (1987-1997).     Inc., and California
                                                                              Coastal Properties, Inc.

                                       DIRECTOR    PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                  SINCE        DURING PAST 5 YEARS      OTHER DIRECTORSHIP(S) HELD
----------------------                 --------    -----------------------    --------------------------
Larry Soll, Ph.D. -- 1942............    1997     Retired; formerly,          Synergen Inc. (since
                                                  Chairman of the Board       incorporation in 1982) and
                                                  (1987-1994), Chief          Isis Pharmaceuticals, Inc.
                                                  Executive Officer
                                                  (1982-1989 and 1993-1994)
                                                  and President (1982-1989)
                                                  of Synergen Inc.
                                                  (biotechnology company);
                                                  and formerly, trustee of
                                                  INVESCO Global Health
                                                  Sciences Fund.

  NOMINEE WHO CURRENTLY IS AN INTERESTED PERSON

                                       DIRECTOR    PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                  SINCE        DURING PAST 5 YEARS      OTHER DIRECTORSHIP(S) HELD
----------------------                 --------    -----------------------    --------------------------
Mark H. Williamson(1) -- 1951........    1998     Director, President and     Director/trustee of each
                                                  Chief Executive Officer,    of the 17 AIM Funds
                                                  A I M Management Group
                                                  Inc.; Director, Chairman
                                                  and President, A I M
                                                  Advisors, Inc. (registered
                                                  investment advisor);
                                                  Director, A I M
                                                  Distributors, Inc.
                                                  (registered broker
                                                  dealer); and Chief
                                                  Executive Officer of the
                                                  AIM Division of AMVESCAP
                                                  PLC (2003-present);
                                                  formerly, Chief Executive
                                                  Officer, Managed Products
                                                  Division, AMVESCAP PLC
                                                  (2001-2002); Chairman of
                                                  the Board (1998-2002),
                                                  President (1998-2002) and
                                                  Chief Executive Officer
                                                  (1998-2002) of INVESCO
                                                  Funds Group, Inc.
                                                  (registered investment
                                                  advisor) and INVESCO
                                                  Distributors, Inc.
                                                  (registered broker
                                                  dealer); Chief Operating
                                                  Officer and Chairman of
                                                  the Board of INVESCO
                                                  Global Health Sciences
                                                  Fund; Chairman and Chief
                                                  Executive Officer of
                                                  NationsBanc Advisors,
                                                  Inc.; and Chairman of
                                                  NationsBanc Investments,
                                                  Inc.

---------------

(1) Mr. Williamson is considered an interested person of Company because he is an officer and a director of the advisor to, and a director of the principal underwriter of, Company.

  NEW NOMINEES WHO WILL BE INDEPENDENT DIRECTORS

                                          PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                      DURING PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------                    -----------------------        --------------------------
Frank S. Bayley -- 1939..............  Of Counsel, law firm of Baker   Badgley Funds, Inc.
                                       & McKenzie                      (registered investment
                                                                       company)
Bruce L. Crockett -- 1944............  Chairman, Crockett Technology   ACE Limited (insurance
                                       Associates (technology          company); Captaris, Inc.
                                       consulting company) and         (unified messaging provider)
                                       Captaris, Inc. (unified
                                       messaging provider)
Albert R. Dowden -- 1941.............  Director of a number of public  Cortland Trust, Inc.
                                       and private business            (Chairman) (registered
                                       corporations, including the     investment company); Annuity
                                       Boss Group, Ltd. (private       and Life Re (Holdings), Ltd.
                                       investment and management) and  (insurance company)
                                       Magellan Insurance Company;
                                       formerly, President, Chief
                                       Executive Officer and
                                       Director, Volvo Group North
                                       America, Inc.; Senior Vice
                                       President, AB Volvo and
                                       director of various affiliated
                                       Volvo Group companies
Edward K. Dunn, Jr. -- 1935..........  Formerly, Chairman, Mercantile  None
                                       Mortgage Corp.; President and
                                       Chief Operating Officer,
                                       Mercantile-Safe Deposit &
                                       Trust Co.; and President,
                                       Mercantile Bankshares Corp.
Jack M. Fields -- 1952...............  Chief Executive Officer,        Administaff
                                       Twenty First Century Group,
                                       Inc. (government affairs
                                       company) and Texana Timber LP
Carl Frischling -- 1937..............  Partner, law firm of Kramer     Cortland Trust, Inc.
                                       Levin Naftalis & Frankel LLP    (registered investment
                                                                       company)
Prema Mathai-Davis -- 1950...........  Formerly, Chief Executive       None
                                       Officer, YWCA of the USA
Lewis F. Pennock -- 1942.............  Partner, law firm of Pennock &  None
                                       Cooper
Ruth H. Quigley -- 1935..............  Retired                         None
Louis S. Sklar -- 1939...............  Executive Vice President,       None
                                       Development and Operations,
                                       Hines Interests Limited
                                       Partnership (real estate
                                       development company)

  NEW NOMINEE WHO WILL BE AN INTERESTED PERSON

                                          PRINCIPAL OCCUPATION(S)
NAME AND YEAR OF BIRTH                      DURING PAST 5 YEARS          OTHER DIRECTORSHIP(S) HELD
----------------------                    -----------------------        --------------------------
Robert H. Graham(1) -- 1946..........  Director and Chairman, A I M    None
                                       Management Group Inc.
                                       (financial services holding
                                       company); and Director and
                                       Vice Chairman, AMVESCAP PLC
                                       (parent of AIM and a global
                                       investment management firm)
                                       and Chairman, AMVESCAP
                                       PLC -- AIM Division; formerly,
                                       President and Chief Executive
                                       Officer, A I M Management
                                       Group Inc.; Director, Chairman
                                       and President, A I M Advisors,
                                       Inc. (registered investment
                                       advisor); Director and
                                       Chairman, A I M Capital
                                       Management, Inc. (registered
                                       investment advisor), A I M
                                       Distributors, Inc. (registered
                                       broker dealer), A I M Fund
                                       Services, Inc. (registered
                                       transfer agent), and Fund
                                       Management Company (registered
                                       broker dealer); and Chief
                                       Executive Officer, AMVESCAP
                                       PLC -- Managed Products

---------------

(1) Mr. Graham will be considered an interested person of Company because he is a director of AMVESCAP PLC, parent of the advisor to, and principal underwriter of, Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 2

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" these 16 nominees.

CURRENT COMMITTEES OF THE BOARD

     The Board currently has nine standing committees: an audit committee, an investments and management liaison committee, a brokerage committee, a derivatives committee, a valuation committee, a legal committee, a compensation committee, a retirement plan committee and a nominating committee.

  AUDIT COMMITTEE

     Company has an audit committee established for the purpose of overseeing the accounting and financial reporting process of Company and audits of the financial statements of Company. The audit committee is comprised entirely of independent directors. The committee meets quarterly with Company's independent accountants and officers to review accounting principles used by Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. The current members of the audit committee are Messrs. Baker, Budner, Lewis and McIntyre.

  EXECUTIVE COMMITTEE

     Company has an executive committee. On occasion, the committee acts upon the current and ordinary business of Company between the meetings of the Board. Except for certain powers which, under applicable law, may only be exercised by the full Board, the committee may exercise all powers and authority of the Board in the management of the business of Company. All decisions are subsequently submitted for ratification by the Board. The current members of the executive committee are Messrs. Baker, Bunch, McIntyre and Williamson.

  INVESTMENTS AND MANAGEMENT LIAISON COMMITTEE

     Company has an investments and management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of Company, and to review investment, legal and operational matters which have been assigned to the committee by the Board, in furtherance of the Board's overall duty of supervision. The current members of the investments and management liaison committee are Messrs. Andrews, Baker, Bunch, Soll and Dr. Ambron.

  BROKERAGE COMMITTEE

     Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by your Fund and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Board. The current members of the brokerage committee are Messrs. Budner, Bunch and McIntyre.

  DERIVATIVES COMMITTEE

     Company has a derivatives committee. The committee meets periodically to review derivatives investments made by your Fund. It monitors the use of derivatives by your Fund and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies adopted by the Board. The committee reports on these matters to the Board. The current members of the derivatives committee are Messrs. Andrews, Lewis and Soll.

  NOMINATING COMMITTEE

     Company has a nominating committee. The committee meets periodically to review and nominate candidates for positions as independent directors to fill vacancies on the board of directors. The nominating committee will consider nominees recommended by shareholders. If a shareholder desires to nominate a candidate, the shareholder must submit a request in writing to the Chairman of the nominating committee. The current members of the nominating committee are Messrs. Baker, Bunch, Lewis and Soll.

  LEGAL COMMITTEE

     Company has a legal committee. The committee meets periodically to review compensation arrangements with counsel to Company and to its independent directors. The committee reports on these matters to the Board. The current members of the legal committee are Messrs. Bunch, Lewis and McIntyre.

  COMPENSATION COMMITTEE

     Company has a compensation committee. The committee meets periodically to review compensation arrangements of Company's independent directors. The committee reports on these matters to the Board. The current members of the compensation committee are Messrs. Andrews, Baker, Budner and Soll.

  VALUATION COMMITTEE

     Company has a valuation committee. The committee meets periodically to review valuation issues regarding investments made by your Fund. The committee reports on these matters to the Board. The current members of the valuation committee are Messrs. Baker, Bunch, Cunningham and McIntyre.

  RETIREMENT PLAN COMMITTEE

     Company has a retirement plan committee. The committee meets periodically to review Company's retirement arrangements for its independent directors. The committee reports on these matters to the Board. The current members of the retirement plan committee are Messrs. Andrews, Baker, Budner, Cunningham and Soll.

BOARD AND COMMITTEE MEETING ATTENDANCE

     During the fiscal year ended May 31, 2003, the Board met seven times, the audit committee met four times, the investments and management liaison committee met four times, the brokerage committee met four times, the derivatives committee met four times, the nominating committee met four times, the legal committee met three times, the compensation committee met two times, and the executive, valuation and retirement plan committees did not meet. All of the current directors then serving attended at least 75% of the meetings of the Board or applicable committee during the most recent fiscal year.

FUTURE COMMITTEE STRUCTURE

     As a result of the combination of the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds, it is expected that the Board will adopt a committee structure that is the same as that which is in effect for the AIM Funds, so that the Board will have four committees: an Audit Committee, a Committee on Directors/Trustees, an Investments Committee and a Valuation Committee. These committees are described below.

  AUDIT COMMITTEE

     The Audit Committee will be comprised entirely of independent directors. The Audit Committee will be responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by your Fund (including resolution of disagreements between your Fund's management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of your Fund; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy of financial reporting and asset valuation; and (iv) pre-approving permissible non-audit services that are provided to your Fund by its independent auditors.

  COMMITTEE ON DIRECTORS/TRUSTEES

     The Committee on Directors/Trustees will be comprised entirely of independent directors. It will be responsible for: (i) nominating persons who are not interested persons of Company for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of Company at meetings called for the election of directors; (ii) nominating persons who are not interested persons of Company for selection as members of each committee of the Board, including, without limitation, the audit committee, the committee on directors, the investments committee and the valuation committee, and to nominate persons for selection as chair and vice chair of each such committee;
(iii) reviewing from time to time the compensation payable to the independent directors and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of Company.

  INVESTMENTS COMMITTEE

     The Investments Committee will be responsible for: (i) overseeing the advisor's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  VALUATION COMMITTEE

     The Valuation Committee will be responsible for: (i) periodically reviewing the advisor's procedures for valuing securities ("Procedures"), and making any recommendations to the advisor with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by the advisor from time to time; (iii) periodically reviewing information provided by the advisor regarding industry developments in connection with valuation; (iv) periodically reviewing information from the advisor regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the committee or to the committee and the full Board simultaneously); and (v) if requested by the advisor, assisting the advisor's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

DIRECTOR'S COMPENSATION

     Each director who is independent is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director of other INVESCO Funds. Each such director receives a fee, allocated among the INVESCO Funds for which he or she serves as a director, which consists of an annual retainer component and a meeting fee component.

     Information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002 is found in Exhibit D.

CURRENT RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds have adopted a Retirement Plan (the "Retirement Plan") and a Deferred Retirement Plan Account Agreement (the "Account Agreement"). Certain of the independent directors of Company participate either in the Retirement Plan or in the Account Agreement. Under the Retirement Plan and the Account Agreement, each participating director who is not an interested person of the INVESCO Funds and who has served for at least five years (a "Participating Qualified Director") is entitled to receive a benefit upon retirement.

     Commencing with attainment of age 72 by a Participating Qualified Director who has elected to participate in the Retirement Plan and who voluntarily retires prior to reaching age 72, and commencing with the date of retirement of a Participating Qualified Director who retires upon reaching age 72 or at any time subsequent to age 72 up to the mandatory retirement age of 75, a Participating Qualified Director shall receive quarterly payments at an annual rate of $34,000 (the "Annual Benefit"). Directors who became Participating Qualified Directors on or before January 1, 2001 who retire upon reaching age 72 (or at age 73 or 74, if the director extends his retirement date for one to two years, but less than three years) are entitled to payment for one year of twice the Annual Benefit. Payment of the Annual Benefit will continue for the remainder of the Participating Qualified Director's life or ten years, whichever is longer. If a Participating Qualified Director becomes disabled before the date upon which his or her Annual Benefit payments would normally commence, such benefit payments will begin. If a Participating Qualified Director dies prior to the receipt of the Annual Benefit for ten years, the Annual Benefit will be paid to his/her beneficiary or estate until an aggregate of ten years of payments has been received. A Participating Qualified Director who has elected to participate in the Retirement Plan receives no benefits from the Account Agreement. The cost of the Retirement Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee administering the Retirement Plan.

     A Participating Qualified Director who has elected to participate in the Account Agreement receives no benefits from the Retirement Plan. Pursuant to the terms of the Account Agreement, a deferred retirement account is established for a Qualified Participating Director (the "Account"). The dollar amount credited to the Account is in an amount which, based upon an assumed account appreciation rate per annum (currently 5.75%), will provide the Participating Qualified Director with an account value of $340,000 upon reaching age 72. Once the initial dollar amount of the Account is established, Account proceeds are invested in shares of one or more of the INVESCO Funds. The value of the Account fluctuates with the appreciation or depreciation in the shares of the INVESCO Funds owned by the Account and Account shares are increased by the amount of any dividends and capital gains distributions paid with respect to the shares. Upon retirement, a Participating Qualified Director is entitled to receive the value in the Account either in a lump sum payment or in payments over a stipulated number of months. The Account value continues to fluctuate as long as monthly payments are made. If a Participating Qualified Director becomes disabled or dies prior to his or her retirement and if, at the time of disability or death, the value of a Participating Qualified Director's Account is less than $340,000, the Director or the Director's beneficiary or estate will not be paid the value in the Account but will receive $34,000 per annum for ten years. If, at the time of the Participating Qualified Director's death or disability prior to retirement, the value in the director's Account is $340,000 or more, the Participating Qualified Director or his or her estate or beneficiary will receive the value in the Account either in a lump sum or in quarterly installments. The cost of providing the initial dollar amount to be allocated to a Participating Qualified Director's Account and the cost of payment of any death or disability benefit that aggregates more than the Account value will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by a committee appointed to administer the Account Agreement.

     Company has no stock options, pension, or retirement plans for affiliated directors of the INVESCO Funds or for management or other personnel, and pays no salary or compensation to any of its officers.

CURRENT DEFERRED COMPENSATION PLAN

     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds except INVESCO Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each independent director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the independent director may own either directly or beneficially. Each of the independent directors has agreed to invest a minimum of $100,000 of his or her own resources in shares of the INVESCO Funds. Compensation contributed to a deferred compensation plan may constitute all or a portion of this $100,000 commitment.

NEW RETIREMENT PLAN FOR DIRECTORS

     The Boards of Directors of the INVESCO Funds intend to adopt a new retirement plan (the "New Retirement Plan") for the directors of Company who are not affiliated with INVESCO, which will be effective as of the date of the Special Meeting. The New Retirement Plan also will be adopted by the Boards of Directors/Trustees of the AIM Funds. The reason for adoption of the New Retirement Plan is to provide for consistency in the retirement plans for the Boards of Directors of the INVESCO Funds and the Boards of Directors/Trustees of the AIM Funds. The retirement plan will include a retirement policy as well as retirement benefits for independent directors.

     The retirement policy will permit each independent director to serve until December 31 of the year in which the director turns 72. A majority of the directors will be able to extend from time to time the retirement date of a director.

     Annual retirement benefits will be available to each independent director of Company and/or the other INVESCO Funds and AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a director (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the director's annual retainer paid or accrued by any Covered Fund to such director during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the director. The annual retirement benefits will be payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such director's credited years of service. A death benefit will also be available under the New Retirement Plan that will provide a surviving spouse with a quarterly installment of 50% of a deceased director's retirement benefits for the same length of time that the director would have received the benefits based on his or her service. A director must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit. Payment of benefits under the New Retirement Plan will not be secured or funded by Company.

     Upon the effectiveness of the New Retirement Plan, the independent directors will cease to accrue benefits under the Retirement Plan and the Account Agreement. Messrs. Baker and Soll will not receive any additional benefits under the Retirement Plan or the Account Agreement, but will be entitled to amounts which have been previously funded under the Retirement Plan or the Account Agreement for their benefit. An affiliate of INVESCO will reimburse Company for any amounts funded by Company for Messrs. Baker and Soll under the Retirement Plan and the Account Agreement.

NEW DEFERRED COMPENSATION AGREEMENTS

     The Boards of Directors of the INVESCO Funds intend to adopt new deferred compensation agreements which are consistent with the deferred compensation agreements adopted by the Boards of Directors/Trustees of the AIM Funds. Pursuant to the new deferred compensation agreements ("New Compensation Agreements"), a director will have the option to elect to defer receipt of up to 100% of his or her compensation payable by Company, and such amounts are placed into a deferral account. The deferring directors will have the option to select various INVESCO Funds in which all or part of their deferral account will be deemed to be invested. The list of funds may change from time to time and may include AIM Funds in addition to INVESCO Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten years (depending on the New Compensation Agreement) beginning on the date selected under the New Compensation Agreement.

     The Board, in its sole discretion, will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' retirement benefits commence under the New Retirement Plan. The Board, in its sole discretion, also will be able to accelerate or extend the distribution of such deferral accounts after the deferring directors' termination of service as a director of Company. If a deferring director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The New Compensation Agreements will not be funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors will have the status of unsecured creditors of Company and of each other INVESCO Fund or AIM Fund from which they will be deferring compensation.

OFFICERS OF COMPANY

     Information regarding the current officers of Company can be found in Exhibit E.

SECURITY OWNERSHIP OF MANAGEMENT

     Information regarding the ownership of each class of your Fund's shares by the directors, nominees and current executive officers of Company can be found in Exhibit F.

DIRECTOR OWNERSHIP OF YOUR FUND'S SHARES

     The dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex can be found in Exhibit G.

                                 PROPOSAL 3 --

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

BACKGROUND

     INVESCO currently serves as the investment advisor to your Fund. AMVESCAP has recommended restructuring the advisory and administrative servicing arrangements so that AIM is the advisor and administrator for all INVESCO Funds and AIM Funds. Your Board has approved a new advisory agreement under which AIM will serve as the investment advisor for your Fund. The portfolio management team for your Fund will not change as a result of this restructuring.

     You are being asked to approve Proposal 3 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from a new investment advisory agreement between AIM and Company.

     The Board recommends that you approve the new advisory agreement between AIM and Company for your Fund. The Board is asking you to vote on this new agreement because Company may enter into a new advisory agreement for your Fund only with shareholder approval. If approved, this new agreement would replace the current advisory agreement between INVESCO and Company for your Fund. The form of Company's proposed Master Investment Advisory Agreement with AIM is at Appendix III.

     Under the new arrangements, the advisory fees paid by your Fund will not change. If shareholders of your Fund approve Proposal 3, Company will also enter into a new Master Administrative Services Agreement with AIM that will replace the current Administrative Services Agreement between Company and INVESCO, and move the provision of certain administrative services currently provided by INVESCO pursuant to the current advisory agreement between Company and INVESCO to the Master Administrative Services Agreement with AIM. If the proposed advisory agreement is approved and these new arrangements are implemented, the aggregate fees paid by your Fund for advisory and administrative services will not increase.

     Any voluntary or contractual expense limitations and fee waivers that have been agreed to by INVESCO and Company with respect to your Fund will not be terminated if the proposed new advisory agreement with AIM is approved. Instead, AIM will assume INVESCO's obligations with respect to these voluntary and contractual expense limitations and fee waivers, on the same terms and conditions.

     If INVESCO and Company have entered into voluntary or contractual expense limitations or fee waivers with respect to your Fund, INVESCO currently is entitled to reimbursement from a share class of your Fund that has fees and expenses absorbed pursuant to this arrangement if such reimbursement does not cause such share class to exceed the expense limitation and the reimbursement is made within three years after INVESCO incurred the expense. If the proposed new advisory agreement with AIM is approved, INVESCO will assign to AIM its right to be reimbursed with respect to fees and expenses absorbed by it. Other than substituting AIM for INVESCO as the party having the right to be reimbursed, this assignment will not alter in any way the rights or obligations of your Fund or its shareholders.

     A description of how the proposed advisory agreement differs from the current advisory agreement is set forth below under "Terms of the Proposed Advisory Agreement." At an in-person meeting of the Board held on August 12-13, 2003, the Board, including a majority of the independent directors, voted to recommend that shareholders approve a proposal to adopt the proposed advisory agreement for your Fund.

YOUR FUND'S CURRENT INVESTMENT ADVISOR

     INVESCO, the current investment advisor for your Fund, became the investment advisor for your Fund under the current advisory agreement on February 28, 1997. Your Fund's shareholders last voted on the agreement on January 31, 1997, for the purpose of approving a new investment advisory agreement for your Fund, with the same parties and on terms substantially identical to your Fund's then-existing investment advisory agreement. Such approval was necessary because your Fund's then-existing investment advisory agreement terminated automatically by operation of law upon the consummation on February 28, 1997, of the merger of A I M Management Group Inc. and INVESCO PLC, which at that time was the ultimate parent company of your Fund's investment advisor. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 15, 2003.

THE PROPOSED NEW INVESTMENT ADVISOR FOR YOUR FUND

     AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company with its principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP, 30 Finsbury Square, London EC2A1AG, United Kingdom. AMVESCAP and its subsidiaries are an independent investment management group. A list of the names, addresses and principal occupations of the principal executive officer and directors of AIM is in Exhibit H.

POSITIONS WITH AIM HELD BY COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS

     Mark H. Williamson, who is a director and/or executive officer of Company, also is a director and/or officer of AIM. He also beneficially owns shares of AMVESCAP and/or options to purchase shares of AMVESCAP.

TERMS OF THE CURRENT ADVISORY AGREEMENT

     Under the terms of the current advisory agreement with INVESCO for your Fund, INVESCO acts as investment manager and administrator for your Fund. As investment manager, INVESCO provides a continuous investment program for your Fund, including investment research and management, with respect to all securities, investments and cash equivalents of your Fund. INVESCO also makes recommendations as to the manner in which voting rights, rights to consent to actions of your Fund and any other rights pertaining to your Fund's securities shall be exercised, and calculates the net asset value of your Fund, subject to such procedures established by the Board and based upon information provided by your Fund, the custodian of your Fund or other source as designated by the Board. INVESCO provides sub-accounting, recordkeeping and administrative services to your Fund under an administrative services agreement. Under the advisory agreement, as administrator, INVESCO also provides, at its expense and at the request of your Fund, executive, statistical, administrative, internal accounting and clerical services and office space, equipment and facilities.

     Under the terms of the current advisory agreement, INVESCO has no liability to Company, your Fund or to your Fund's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to Company or your Fund unless such act or omission involves willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the current advisory agreement.

     The current advisory agreement for your Fund continues in effect from year to year only if such continuance is specifically approved at least annually by
(i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund and each other series portfolio of Company, and (ii) the vote of a majority of the directors of Company who are not interested persons of INVESCO or Company by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund and each other series portfolio of Company or INVESCO may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment, unless an order is issued by the SEC conditionally or unconditionally exempting such assignment from the applicable provisions of the 1940 Act.

     The current advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of its expenses not assumed by INVESCO, including without limitation:

     - brokerage commissions, issue and transfer taxes and other costs related to securities transactions;

     - fees, charges and expenses related to accounting, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal services performed for your Fund;

     - interest on indebtedness incurred by Company or your Fund;

     - taxes;

     - fees for maintaining the registration and qualification of your Fund or its shares under federal and state law;

     - compensation and expenses of the Board;

     - costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to your Fund's shareholders, including expenses relating to Board and shareholder meetings;

     - costs, fees and other expenses arising in connection with the organization and filing of Company's Articles of Incorporation, determinations of tax status of your Fund, initial registration and qualification of your Fund's securities under federal and state securities laws and approval of Company's operations by any other federal or state authority;

     - expenses of repurchasing and redeeming shares of your Fund;

     - insurance premiums;

     - costs of designing, printing and issuing certificates representing shares of your Fund;

     - extraordinary expenses, including fees and disbursements of Company's counsel, in connection with litigation by or against Company or your Fund;

     - premiums for the fidelity bond maintained by your Fund pursuant to the 1940 Act (except those premiums that may be allocated to INVESCO as an insured);

     - association and institute dues;

     - expenses, if any, of distributing shares of your Fund pursuant to a 12b-1 plan of distribution; and

     - all other costs and expenses of your Fund's operations and organization unless otherwise explicitly provided.

     The current advisory agreement requires INVESCO to reimburse your Fund monthly for any salaries paid by your Fund to officers, directors and full-time employees of your Fund who are also officers, general partners or employees of INVESCO or its affiliates. Although INVESCO has this obligation under the current advisory agreement, your Fund does not pay salaries to its officers, non-independent directors or employees for services rendered to your Fund.

     If, in any given year, the sum of your Fund's expenses exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to promptly reimburse such excess expenses to your Fund pursuant to the current advisory agreement. Interest, taxes, extraordinary expenses and expenses which are capitalized are not deemed expenses for purposes of this reimbursement obligation.

     The annual rates at which INVESCO receives fees from your Fund under the current advisory agreement, the total net assets of your Fund, the dollar amounts of advisory fees paid to INVESCO by your Fund net of any expense limitations and the reimbursement, if any, made by INVESCO to your Fund for the most recent fiscal year are in Exhibit I.

ADDITIONAL SERVICES PROVIDED BY INVESCO AND ITS AFFILIATES

     INVESCO and its affiliates also provide additional services to Company and your Fund. INVESCO currently provides or arranges for others to provide accounting and administrative services to your Fund. INVESCO currently serves as your Fund's transfer agent. Prior to July 1, 2003, INVESCO Distributors, Inc. served as the principal underwriter for your Fund. This company is an indirect wholly owned subsidiary of AMVESCAP, the parent company of INVESCO. Information concerning fees paid to INVESCO and its affiliates for these services is in Exhibit J.

ADVISORY FEES CHARGED BY AIM FOR SIMILAR FUNDS IT MANAGES

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as your Fund are in Exhibit K.

TERMS OF THE PROPOSED ADVISORY AGREEMENT

     Under the terms of the proposed advisory agreement, AIM would act as investment manager and administrator for your Fund. As investment manager, AIM would provide a continuous investment program for your Fund, including supervision of all aspects of your Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising your Funds' assets and investment research and management, subject at all times to the policies and control of the Board. AIM would also provide administrative services pursuant to a Master Administrative Services Agreement.

     The proposed advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the agreement on the part of AIM or any of its officers, directors, or employees, AIM would not be subject to liability to Company or your Fund or to any shareholders of your Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

     The proposed advisory agreement for your Fund would continue in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the affirmative vote of a majority of the directors of Company who are not interested persons of AIM or Company by votes cast in person at a meeting called for such purpose. The proposed advisory agreement provides that the Board, a majority of the outstanding voting securities of your Fund or AIM may terminate the agreement with respect to your Fund on 60 days' written notice without penalty. The proposed agreement terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

     The proposed advisory agreement for your Fund provides that your Fund will pay or cause to be paid all of the ordinary business expenses incurred in the operations of your Fund and the offering of its shares. These expenses borne by your Fund would include, without limitation, brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by Company on behalf of your Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to your Fund's shareholders.

     The compensation to be paid to AIM under the proposed advisory agreement would be calculated by applying annual rates to the average daily net assets of your Fund for each calendar year. The annual rates at which AIM will receive advisory fees from your Fund under the proposed advisory agreement are in Exhibit L.

     If Proposal 3 is approved, Company will be able to take advantage of an exemptive order obtained from the SEC by AIM and certain of the AIM Funds. This exemptive order will allow your Fund and each other series portfolio of Company (each, an "Investing Fund") to invest their uninvested cash in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the Investing Fund. AIM will receive advisory fees from the Affiliated Money Market Fund to the extent an Investing Fund invests uninvested cash in such Affiliated Money Market Fund. If the Board approves AIM's use of the exemptive order for Company, AIM intends to waive a portion of the advisory fees payable by each Investing Fund in an amount equal to 25% of the advisory fee AIM receives from the Affiliated Money Market Fund as a result of such Investing Fund's investment of uninvested cash in such Affiliated Money Market Fund.

     The primary differences between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM that the Board approved are to:

     - replace INVESCO with AIM as the investment advisor for your Fund;

     - move certain administrative services to an administrative services agreement with AIM;

     - expand provisions regarding broker-dealer relationships that are set forth in the current advisory agreement to make them consistent with similar provisions in other AIM advisory agreements;

     - add provisions relating to certain functions to be performed by AIM in connection with your Fund's securities lending program;

     - change certain obligations regarding payment of expenses of your Fund;

     - simplify certain rights applicable to your Fund's right to terminate advisory services or amend the proposed advisory agreement;

     - revise non-exclusivity provisions that are set forth in the current advisory agreement;

     - amend delegation provisions that are set forth in the current advisory agreement;

     - add to the limitation of liability provisions that are set forth in the current advisory agreement to, among other things, specifically state the limitation of liability of Company's shareholders; and

     - change the governing state law set forth in the current advisory agreement.

     Although certain terms and provisions in the current advisory agreement with INVESCO and the proposed advisory agreement with AIM are described slightly differently, there are few substantive differences between these agreements. The substantive differences are discussed below.

  ADMINISTRATIVE SERVICES

     For your Fund, the Board, in approving the proposed advisory agreement with AIM, has approved removing the provision of certain administrative services that are covered under the current advisory agreement with INVESCO, and consolidating those administrative services with your Fund's accounting and recordkeeping services in a new Master Administrative Services Agreement with AIM. The primary reason for this change is to make your Fund's agreements consistent with similar agreements for the AIM Funds. If shareholders approve the proposed advisory agreement, your Fund will continue to receive substantially the same accounting and administrative services it currently receives and at the same or lower costs pursuant to the new Master Administrative Services Agreement. As a result, there would be no loss of services nor would there by any increase in costs borne by your Fund as a result of the transfer of administrative duties from the advisory agreement to the Master Administrative Services Agreement.

  BROKER-DEALER RELATIONSHIPS AND AFFILIATED BROKERAGE

     The current advisory agreement requires INVESCO, when selecting brokers or dealers, to first obtain the most favorable execution and price for your Fund; after fulfilling this primary requirement INVESCO may consider, as secondary factors whether such firms provide statistical research and other information to INVESCO. The proposed advisory agreement specifies that AIM's primary consideration in effecting a security transaction will be to obtain the best execution. In selecting broker-dealers to execute particular transactions, AIM will consider the best net price available, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order and the value of the expected contribution of the broker-dealer to the investment performance of Company's portfolio funds on a continuing basis. Accordingly, the price to your Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered by the broker-dealer. The broker-dealer relationship provisions of the current advisory agreement with INVESCO for your Fund do not specify these factors.

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws, rules, interpretations and exemptions.

  SECURITIES LENDING

     If your Fund engages in securities lending, AIM will provide it with investment advisory services and related administrative services. The proposed advisory agreement includes a new provision that specifies the administrative services to be rendered by AIM if your Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Administrative services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loans; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     In accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually, and must determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds.

     AIM does not receive any additional compensation for advisory services rendered in connection with securities lending activities. As compensation for the related administrative services AIM will provide, your Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to your Fund from such activities. AIM intends to waive this fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

  PAYMENT OF EXPENSES AND RESTRICTIONS ON FEES RECEIVED

     Under the current advisory agreement with INVESCO, INVESCO has the obligation to reimburse your Fund for any salaries paid by your Fund to officers, non-independent directors and employees of your Fund. Your Fund does not currently pay any such salaries. Such provision is not included in the proposed advisory agreement with AIM.

     The current advisory agreement provides that if annual fees exceed the most restrictive state-imposed annual expense limitation, INVESCO is required to reimburse any such excess to your Fund. Such state-imposed limitations are no longer applicable because the National Securities Market Improvements Act of 1996 (NSMIA) preempted state laws under which mutual funds such as your Fund previously were regulated. Accordingly, under the proposed advisory agreement, such annual expense limitation has been removed. Removing this state-imposed annual expense limitation will not result in an increase in fees paid by your Fund.

  TERMINATION/AMENDMENT RIGHTS

     The current advisory agreement with INVESCO provides that Company can terminate the agreement with INVESCO or amend the terms of the agreement upon receipt of the affirmative vote of a majority of the outstanding securities (as defined in the 1940 Act) of all series portfolios of Company. Under the 1940 Act and the regulations thereunder, as interpreted by the SEC, advisory services provided to your Fund cannot be terminated or amended without the approval by a majority of the outstanding securities of your Fund, unless, in the case of an amendment, the Board may approve the changes. The proposed advisory agreement simplifies the language regarding termination and amendment of the agreement to be consistent with the 1940 Act and the regulations thereunder, as interpreted by the SEC.

  NON-EXCLUSIVITY PROVISIONS

     The current advisory agreement with INVESCO provides that the services furnished by INVESCO are not deemed to be exclusive and that INVESCO shall be entitled to furnish similar services to others, including other investment companies with similar objectives, and that INVESCO may aggregate orders for its other customers together with any securities of the same type to be sold or purchased for your Fund in order to obtain best execution and lower brokerage commissions. In such event, INVESCO must allocate the securities purchased or sold and the expenses incurred in the transaction in a manner it considers most equitable.

     AIM has proposed and the Board has agreed that the non-exclusivity provisions in the proposed advisory agreement with AIM should be divided into two separate provisions: one dealing with services provided by AIM to other investment accounts and the other dealing with employees of AIM. Under the new provisions, AIM will act as investment manager or advisor to fiduciary and other managed accounts and to other investment companies and accounts, including off-shore entities or accounts. The proposed advisory agreement states that whenever your Fund and one or more other investment companies or accounts advised by AIM have moneys available for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to your Fund and such other companies and accounts. Such allocation procedure may adversely affect the size of the positions obtainable and the prices realized by your Fund. The non-exclusivity provisions of the proposed advisory agreement also explicitly recognize that officers and directors of AIM may serve as officers or directors of Company, and that officers and directors of Company may serve as officers or directors of AIM to the extent permitted by law; and that officers and directors of AIM do not owe an exclusive duty to Company. As described above, unlike the current advisory agreement, the proposed advisory agreement does not require AIM to reimburse Company for any salaries paid by Company to officers, directors and full-time employees of Company who are also officers, directors or employees of AIM or its affiliates. Your Fund does not currently pay any such salaries.

  DELEGATION

     The current advisory agreement provides that INVESCO may, in compliance with applicable law and with the prior written approval of your Fund, make use of affiliated companies and their employees in connection with rendering of the services required of INVESCO. INVESCO must supervise all such services and remain fully responsible for the services provided.

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors rather than solely certain specified advisory services. The proposed advisory agreement also provides that AIM may replace sub-advisors from time to time, in accordance with applicable federal securities laws, rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. Any such delegation shall require approval by the applicable Board and the shareholders unless, in accordance with applicable federal securities laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of the appointment of a sub-advisor.

  LIMITATION OF LIABILITY OF AIM, COMPANY AND SHAREHOLDERS

     As described above under the descriptions of the terms of the current advisory agreement and the proposed advisory agreement, respectively, both agreements provide limitation of liability for the advisor. The limitation of liability provisions of the 1940 Act also apply to both INVESCO and AIM in their capacity as advisor. In addition, the proposed advisory agreement states that no series of Company shall be liable for the obligations of other series of Company and the liability of AIM to one series of Company shall not automatically render AIM liable to any other series of Company. Consistent with applicable law, the proposed advisory agreement would also include a provision stating that AIM's obligations under the agreement are not binding on any shareholders of Company individually and that shareholders are entitled to the same limitation on personal liability as shareholders of private corporations for profit. The primary reason for this change is to make your Fund's agreement consistent with similar agreements for the AIM Funds.

  STATE LAW GOVERNING THE AGREEMENT

     Questions of state law under the current advisory agreement with INVESCO are governed by the laws of Colorado. Under the proposed advisory agreement with AIM, Texas law would apply. The Board determined that, because the services under the proposed advisory agreement with AIM will primarily be provided in Texas, it was more appropriate to apply Texas law to the proposed advisory agreement.

FACTORS THE DIRECTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENT

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at an in-person meeting held on August 12-13, 2003. The independent directors also discussed the approval of the proposed advisory agreement with independent counsel prior to that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations.

     The Board considered the following factors in determining reasonableness and fairness of the proposed changes between the current advisory agreement with INVESCO and the proposed advisory agreement with AIM:

     - The qualifications of AIM to provide investment advisory services. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to your Fund, and noted that the persons providing portfolio management services to your Fund would not change if Proposal 3 is approved by shareholders.

     - The range of advisory services provided by AIM. The Board reviewed the services to be provided by AIM under the proposed advisory agreement, and noted that no material changes in the level or type of services provided under the current advisory agreement with INVESCO would occur if the proposed advisory agreement is approved by the shareholders, other than the provision by AIM of certain administrative services if your Fund engages in securities lending.

     - Qualifications of AIM to provide a range of management and administrative services. The Board reviewed the general nature of the non-investment advisory services performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the Board also considered the organizational structure employed by AIM and its affiliates to provide those services. The Board reviewed the proposed elimination from the proposed advisory agreement of the provision of administrative services to your Fund. The Board also reviewed the proposed form of Master Administrative Services Agreement, noted that the overall services to be provided under the existing arrangements and under the proposed Master Administrative Services Agreements are the same, and concluded that the overall accounting and administrative services to be provided by AIM would not change under the combination of the proposed advisory agreement and the Master Administrative Services Agreement.

     - The performance record of your Fund. The Board reviewed your Fund's performance record and determined that AIM has developed the expertise and resources for managing funds with an investment objective and strategies similar to those of your Fund and is able, therefore, to provide advisory and administrative services to your Fund.

     - Advisory fees and expenses. The Board examined the expense ratio and the level of advisory fees for your Fund under the current advisory agreement and compared them with the advisory fees expected to be incurred under the proposed advisory agreement. The Board concluded that your Fund's projected expense ratio and advisory fees under the proposed advisory agreement were fair and reasonable in comparison with those of other similar funds (including similar funds advised by AIM) and in light of the investment management services to be provided by AIM under the proposed advisory agreement. The advisory fees that are being proposed under the proposed advisory agreement are the same as the advisory fees paid to INVESCO under the current advisory agreement, other than the removal of the reimbursement obligation related to services provided to both your Fund and AIM by officers and directors which is not currently applicable, and the provisions that permit AIM's receipt of fees for providing administrative services in connection with securities lending activities. Such fees would be paid only to the extent that your Fund engages in securities lending. The Board noted that AIM intends to waive its right to receive any fees under the proposed investment advisory agreement for the administrative services it provides in connection with securities lending activities. The Board also noted that AIM has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees.

     - The profitability of AIM. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board noted that, except as described above, no changes to the advisory fees were being proposed, other than to permit AIM's receipt of fees for providing services in connection with securities lending, and further noted that AIM intends to waive its right to receive any such fees and has agreed to seek the Board's approval prior to its receipt of all or a portion of such fees. The Board also noted that, in accordance with an exemptive order issued by the SEC, before your Fund may participate in a securities lending program, the Board must approve such participation. In addition, the Board must evaluate the securities lending arrangements annually and determine that it is in the best interests of the shareholders of your Fund to invest in AIM-advised money market funds any cash collateral your Fund receives as security for the borrower's obligation to return the loaned securities. If your Fund invests the cash collateral in AIM-advised money market funds, AIM will receive additional advisory fees from these money market funds, because the invested cash collateral will increase the assets of these funds and AIM receives advisory fees based upon the assets of these funds. The Board noted that the cash collateral relates to assets of your Fund that have already been invested, and the investment of the cash collateral is intended to benefit your Fund by providing it with additional income. The Board also noted that an investment of the cash collateral in an AIM-advised money market fund would have a positive effect on the profitability of AIM.

     - The terms of the proposed advisory agreement. The Board reviewed the terms of the proposed advisory agreement, including changes being made to clarify or expand non-exclusivity, delegation and liability provisions, to separate administrative services from advisory services and to have AIM assist your Fund if it engages in securities lending. The Board determined that these changes reflect the current environment in which your Fund operates, and that AIM should have the flexibility to operate in that environment.

     After considering the above factors, the Board concluded that it is in the best interests of your Fund and its shareholders to approve the proposed advisory agreement between Company and AIM for your Fund.

     The Board reached this conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have taken the action which they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by Company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

     If approved, the proposed advisory agreement will become effective on November 5, 2003, and will expire, unless renewed, on or before June 30, 2005. If shareholders of your Fund do not approve Proposal 3, the current advisory agreement with INVESCO will continue in effect for your Fund.

THE BOARD'S RECOMMENDATION ON PROPOSAL 3

     The Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                                 PROPOSAL 4 --

                     APPROVAL OF THE PLAN TO REDOMESTICATE
           EACH SERIES PORTFOLIO OF COMPANY AS A NEW SERIES PORTFOLIO
                       OF A NEW DELAWARE STATUTORY TRUST

BACKGROUND

     Company, a Maryland corporation, currently is comprised of three series portfolios: your Fund, INVESCO Cash Reserves Fund and INVESCO U.S. Government Money Fund. AMVESCAP has identified these three series portfolios as appropriate to be redomesticated as new series portfolios of AIM Treasurer's Series Trust, a newly created open-end management investment company organized as a statutory trust under the Delaware Statutory Trust Act (the "Trust").

     If Proposal 1 is approved by the shareholders of your Fund, your Fund will be combined with Buying Fund and will not be redomesticated as a new series portfolio of the Trust. You are being asked to approve Proposal 4 so that, in the event that Proposal 1 is not approved, your Fund will still be able to benefit from redomesticating as a new series portfolio of the Trust.

     The Board of Directors of INVESCO Treasurer's Series Funds, Inc. ("ITSFI"), an open-end management investment company organized as a Maryland corporation, currently is soliciting the proxies of the shareholders of ITSFI's three existing series portfolios to vote on the conversion of these three existing series portfolios to three corresponding new series portfolios of the Trust (each, an "ITSFI Fund"). Currently, the sole shareholder of the ITSFI Funds is ITSFI and the sole shareholder of the New Funds (as defined below) is Company.

     The Board has approved the Plan, which provides for a series of transactions to convert each of your Fund, INVESCO Cash Reserves Fund and INVESCO U.S. Government Money Fund (each, a "Current Fund"), to a corresponding series (a "New Fund") of the Trust. Under the Plan, each Current Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Current Fund's liabilities (collectively, the "Redomestication"). A form of the Plan relating to the proposed Redomestication is set forth in Appendix IV.

     Approval of the Plan requires the affirmative vote of a majority of the issued and outstanding shares of Company. The Board is soliciting the proxies of the shareholders of your Fund to vote on the Plan with this Proxy Statement/Prospectus. The Board is soliciting the proxies of the shareholders of INVESCO Cash Reserves Fund and INVESCO U.S. Government Money Fund to vote on the Plan with a separate proxy statement.

     The Redomestication is being proposed primarily to provide Company with greater flexibility in conducting its business operations. The operations of each New Fund following the Redomestication will be substantially similar to those of its predecessor Current Fund. As described below, the Trust's Declaration of Trust differs from Company's Articles of Incorporation in certain respects that are expected to improve Company's and each Current Fund's operations. The Trust, like Company, will operate as an open-end management investment company registered with the SEC under the 1940 Act.

REASONS FOR THE PROPOSED REDOMESTICATION

     The Redomestication is being proposed because, as noted above, INVESCO and the Board believe that the Delaware statutory trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware statutory trust organizational form has been increasingly used by mutual funds, including the majority of the AIM Funds.

     The Delaware statutory trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Articles of Incorporation. A Delaware statutory trust is subject to fewer statutory requirements. The Trust will be governed primarily by the terms of its Declaration of Trust. In particular, the Trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporate law, amendments to Company's Articles of Incorporation would typically require shareholder approval. Under Delaware law, unless the Declaration of Trust of a Delaware statutory trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporate law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware statutory trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware statutory trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware statutory trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware statutory trust's domicile or organizational form. In contrast, under Maryland corporate law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The Redomestication will also have certain other effects on Company, its shareholders and management, which are described below under the heading "The Trust Compared to Company."

WHAT THE PROPOSED REDOMESTICATION WILL INVOLVE

     To accomplish the Redomestication, the Trust has been formed as a Delaware statutory trust pursuant to its Declaration of Trust, and each New Fund has been established as a series portfolio of the Trust. On the closing date, each Current Fund will transfer all of its assets to the corresponding classes of the corresponding New Fund in exchange solely for a number of full and fractional classes of shares of the New Fund equal to the number of full and fractional shares of common stock of the corresponding classes of the Current Fund then outstanding and the New Fund's assumption of the Current Fund's liabilities. Immediately thereafter, each Current Fund will distribute those New Fund shares to its shareholders in complete liquidation of such Current Fund. Upon completion of the Redomestication, each shareholder of each Current Fund will be the owner of full and fractional shares of the corresponding New Fund equal in number and aggregate net asset value to the shares he or she held in the Current Fund. As soon as practicable after the consummation of the Redomestication, each Current Fund will be terminated and Company will be dissolved as a Maryland corporation.

     The obligations of Company and the Trust under the Plan are subject to various conditions stated therein. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the Redomestication by action of the Board, notwithstanding the approval of the Plan by the shareholders of either Current Fund. However, no amendments may be made that would materially adversely affect the interests of shareholders of either Current Fund. Company and the Trust may at any time waive compliance with any condition contained in the Plan, provided that the waiver does not materially adversely affect the interests of shareholders of either Current Fund.

     The Plan authorizes Company to acquire one share of each class of each New Fund and, as the sole shareholder of the New Funds prior to the Redomestication, to do each of the following:

     - Approve with respect to each New Fund a new investment advisory agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to that described in Proposal 3 and a new investment advisory agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing investment advisory agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. Information on the new advisory agreement, including a description of the differences between it and Company's current advisory agreement, is set forth above under Proposal 3. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an investment advisory agreement with INVESCO that is substantially identical to such Current Fund's existing investment advisory agreement with INVESCO and a sub-advisory agreement with A I M Capital Management, Inc. that is substantially identical to the existing sub-advisory agreement between INVESCO and A I M Capital Management, Inc. for such Current Fund.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each New Fund a new administrative services agreement with AIM with an effective date of November 5, 2003 that will be substantially identical to the new administrative services agreement with AIM that will be entered into by Company if shareholders approve Proposal 3 and a new administrative services agreement with INVESCO that is substantially identical to the corresponding Current Fund's existing administrative services agreement with INVESCO for the interim period between the consummation of the Redomestication and November 5, 2003. If Proposal 3 is not approved by shareholders of a Current Fund, Company will approve for the corresponding New Fund an administrative services agreement with AIM that is substantially identical to such Current Fund's existing administrative services agreement with INVESCO.

     - Approve with respect to each New Fund a distribution agreement with AIM Distributors. The proposed distribution agreement will provide for substantially identical distribution services as currently provided to each corresponding Current Fund by AIM Distributors.

     - Approve a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each New Fund that will be substantially identical to the corresponding Current Fund's existing distribution plan for that class.

     - Approve with respect to each New Fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding Current Fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that has been approved by the Board for the corresponding Current Fund and which is expected to become effective prior to the consummation of the Redomestication.

     - Together with ITSFI, as the sole shareholder of each ITSFI Fund, elect the directors of Company and ITSFI as the trustees of the Trust to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders, and except as they retire in accordance with the Trust's retirement policy for trustees. The Trust's retirement policy for trustees will replace Company's retirement policy for directors.

     - Ratify the selection of PricewaterhouseCoopers LLP, the accountants for each Current Fund, as the independent public accountants for each New Fund.

     - Approve such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end management investment company.

     The Trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each New Fund. Such accounts will be identical in all respects to the accounts currently maintained by Company's transfer agent for each shareholder of the Current Funds. Shares held in the Current Fund accounts will automatically be designated as shares of the New Funds. Certificates for Current Fund shares issued before the Redomestication will represent shares of the corresponding New Fund after the Redomestication. Shareholders of the New Funds will not have the right to demand or require the Trust to issue share certificates. Any account options or privileges on accounts of shareholders under the Current Funds will be replicated on the New Fund account. No sales charges will be imposed in connection with the Redomestication.

     Assuming your approval of Proposal 4, Company currently contemplates that the Redomestication will be consummated on November 4, 2003.

THE FEDERAL INCOME TAX CONSEQUENCES OF THE REDOMESTICATION

     Company and the Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Redomestication will qualify as a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, the Current Funds, the New Funds and the shareholders of the New Funds will recognize no gain or loss for Federal income tax purposes as a result of the Redomestication. Shareholders of the Current Funds should consult their tax advisers regarding the effect, if any, of the Redomestication in light of their individual circumstances and as to state and local consequences, if any, of the Redomestication.

APPRAISAL RIGHTS

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the Current Funds or the New Funds, as the case may be, at any time before or after the Redomestication.

THE TRUST COMPARED TO COMPANY

  STRUCTURE OF THE TRUST

     The Trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The Trust has established series corresponding to and having identical designations as the series portfolios of Company. The Trust has also established classes with respect to each New Fund corresponding to and having identical designations as the classes of each Current Fund. Each New Fund will have the same investment objectives, policies, and restrictions as its predecessor Current Fund. The Trust's fiscal year is the same as that of Company. The Trust will not have any operations prior to the Redomestication. Initially, ITSFI will be the sole shareholder of the ITSFI Funds and Company will be the sole shareholder of the New Funds.

     As a Delaware statutory trust, the Trust's operations are governed by its Declaration of Trust and Amended and Restated Bylaws and applicable Delaware law rather than by Company's Articles of Incorporation and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  TRUSTEES OF THE TRUST

     Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its trustees, who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees of the Trust are substantially the same as those of the directors of Company.

     The trustees of the Trust would be those persons elected at this Special Meeting to serve as directors of Company. Information concerning the nominees for election as directors of Company is set forth above under Proposal 2.

  SHARES OF THE TRUST

     The beneficial interests in the New Funds will be represented by transferable shares, par value $0.01 per share. Shareholders do not have the right to demand or require the Trust to issue share certificates. The trustees have the power under the Declaration of Trust to establish new series and classes of shares; Company's directors currently have a similar right. The Declaration of Trust permits the trustees to issue an unlimited number of shares of each class and series. Company is authorized to issue only the number of shares specified in the Articles of Incorporation and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Your Fund currently has the classes of shares set forth in Exhibit A. The Trust has established for each New Fund the classes that currently exist for its predecessor Current Fund. Except as discussed in this Proxy Statement/Prospectus, shares of each class of each New Fund will have rights, privileges, and terms substantially similar to those of the corresponding class of the Current Fund.

     For a discussion of certain differences between and among Company's Articles of Incorporation and Amended and Restated Bylaws and Maryland law and the Trust's Declaration of Trust and Amended and Restated Bylaws and Delaware law, see "Rights of Shareholders" in Proposal 1 above. The foregoing discussion and the discussion under the caption "Rights of Shareholders" in Proposal 1 above is only a summary of certain differences and is not a complete description of all the differences. Shareholders should refer to the provisions of the governing documents of Company and Trust and state law directly for a more thorough comparison. Copies of the Articles of Incorporation and Amended and Restated Bylaws of Company and of the Declaration of Trust and the Trust's Amended and Restated Bylaws are available to shareholders without charge upon written request to Company.

THE BOARD'S RECOMMENDATION ON PROPOSAL 4

     Your Board, including the independent directors, unanimously recommends that you vote "FOR" this Proposal.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

PROXY STATEMENT/PROSPECTUS

     We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     Company intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about August 25, 2003 to all shareholders entitled to vote. Shareholders of record as of the close of business on July 25, 2003 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the

Record Date can be found at Exhibit M. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

     We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 21, 2003, at 3:00 p.m., Central Time.

VOTING IN PERSON

     If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Company at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

     Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

     If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows and in accordance with management's recommendation on other matters:

     - FOR the proposal to approve the Agreement.

     - FOR the election of all 16 nominees for director.

     - FOR the proposal to approve a new investment advisory agreement with AIM for your Fund.

     - FOR the proposal to approve the Plan.

     Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

     If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Company in writing to the address of Company set forth on the cover page of this Proxy Statement/Prospectus before the Special Meeting that you have revoked your proxy. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

VOTING BY TELEPHONE OR THE INTERNET

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement/Prospectus.

QUORUM REQUIREMENT AND ADJOURNMENT

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy. A quorum will exist for Proposals 2 and 4 if shareholders entitled to vote one-third of the issued and outstanding shares of Company on the Record Date are present at the Special Meeting in person or by proxy.

     Under the rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares if it has not received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is non-routine.

     Abstentions and broker non-votes will count as shares present at the Special Meeting for purposes of establishing a quorum.

     If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR a Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment. A shareholder vote may be taken on a Proposal in this Proxy Statement/ Prospectus prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE EACH PROPOSAL

     Proposals 1 and 3.  Approval of Proposals 1 and 3 requires the lesser of
(a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposals 1 and 3 because approval of Proposals 1 and 3 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     Proposal 2. The affirmative vote of a plurality of votes cast at the Special Meeting is necessary to elect directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     Proposal 4. Approval of Proposal 4 requires the affirmative vote of a majority of the issued and outstanding shares of Company. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against the Plan because approval of the Plan requires the affirmative vote of a percentage of the outstanding voting securities.

PROXY SOLICITATION

     Company has engaged the services of Georgeson Shareholder Communications Inc. ("Solicitor") to assist in the solicitation of proxies for the Special Meeting. Solicitor's costs are estimated to be approximately $2,500. Company expects to solicit proxies principally by mail, but Company or Solicitor may also solicit proxies by telephone, facsimile or personal interview. Company's officers will not receive any additional or special compensation for any such solicitation. AMVESCAP, on behalf of INVESCO, will bear the costs and expenses incurred in connection with the Reorganization, including Solicitor's costs.

OTHER MATTERS

     Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special

Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

SHAREHOLDER PROPOSALS

     As a general matter, your Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of your Fund, you should send such proposal to Company at the address set forth on the first page of this Proxy Statement/Prospectus. To be considered for presentation at a meeting of shareholders, Company must receive proposals a reasonable time before proxy materials are prepared for the meeting. Your proposal also must comply with applicable law.

     For a discussion of how to propose an individual for nomination as a director, please refer to the section of this Proxy Statement/Prospectus entitled "Proposal 2 -- Current Committees of the Board -- Nominating Committee."

OWNERSHIP OF SHARES

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Company owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit N.

     A list of the name, address and percent ownership of each person who, as of July 25, 2003, to the knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit O.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Effective August 13, 2003, the fiscal year end of Company was changed from May 31 to August 31. The audit committee of the Board has appointed PricewaterhouseCoopers LLP (the "Auditor") as Company's independent public accountants for the fiscal year ending August 31, 2003 and August 31, 2004. A representative of the Auditor is expected to be available at the Special Meeting and to have the opportunity to make a statement and respond to appropriate questions from the shareholders. The audit committee of the Board has considered whether the provision of the services below is compatible with maintaining the Auditor's independence.

FEES PAID TO THE AUDITOR RELATED TO COMPANY

     The Auditor billed Company (consisting of three separate series portfolios) aggregate fees for professional services rendered for the fiscal year ended May 31, 2003 as follows:

Audit Fees..................................................  $54,200
Financial Information Systems Design and Implementation
  Fees......................................................  $     0
All Other Fees*.............................................  $ 9,265
                                                              -------
Total Fees..................................................  $63,465
                                                              =======

---------------

* All Other Fees includes fees billed for all other non-audit services, including fees for tax-related services rendered to Company.

FEES PAID TO THE AUDITOR NOT RELATED TO COMPANY

     The Auditor billed INVESCO aggregate fees for professional services rendered for the fiscal year ended May 31, 2003 to INVESCO, or any affiliate that provided services to Company, as follows:

Financial Information Systems Design and Implementation
  Fees......................................................  $     0
All Other Fees**............................................  $31,500
                                                              -------
Total Fees..................................................  $31,500
                                                              =======

---------------

** As required by SEC rules, All Other Fees includes amounts paid to the Auditor by your Fund's advisor and other related entities that provide support for the operations of Company. All Other Fees include services relating to tax services, controls review on the transfer agency, research on accounting consultations, a CRM project and other agreed upon procedures. The services performed for your Fund's advisor and related entities benefit many legal entities of INVESCO, including many sister funds within the investment company complex.

                                   EXHIBIT A

                                                               CORRESPONDING CLASSES OF
CLASSES OF SHARES OF YOUR FUND                                  SHARES OF BUYING FUND
------------------------------                                 ------------------------
Investor Class shares.......................................    Investor Class shares

                                   EXHIBIT B

             COMPARISON OF PERFORMANCE OF YOUR FUND AND BUYING FUND

INVESCO TAX-FREE MONEY FUND (YOUR FUND)

     Performance information in the bar chart below is that of the Fund's Investor Class shares, which has the longest operating history of the Fund's classes.

     The bar chart below shows the Fund's Investor Class actual yearly performance (commonly known as its "total return") for the years ended December 31 over the past decade. The table below shows the average annual total returns of Investor Class for various periods ended December 31, 2002.

     To obtain the Fund's current 7-day yield information, please call [INVESCO at 1-800-525-8085]. The information in the chart and table illustrates the variability of the Fund's total return. Remember, past performance does not indicate how the Fund will perform in the future.

                     TAX-FREE MONEY FUND -- INVESTOR CLASS
                        ACTUAL ANNUAL TOTAL RETURN(1)(2)

'93.........................................................   1.88%
'94.........................................................   2.23%
'95.........................................................   3.28%
'96.........................................................   2.86%
'97.........................................................   3.03%
'98.........................................................   2.87%
'99.........................................................   2.58%
'00.........................................................   3.36%
'01.........................................................   2.08%
'02.........................................................   0.66%


Best Calendar Qtr. 12/00 0.90%
Worst Calendar Qtr. 3/02 0.14%

                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                                        AS OF 12/31/02
                                                              ----------------------------------
                                                                                   10 YEARS OR
                                                              1 YEAR   5 YEARS   SINCE INCEPTION
                                                              ------   -------   ---------------
Investor Class
  Tax-Free Money Fund(1)(2).................................  0.66%     2.31%         2.48%

---------------

(1) Total return figures include reinvested dividends and capital gain distributions and the effect of each class' expenses.

(2) Returns for Investor Class shares of Tax-Free Money Fund year-to-date as of the calendar quarter ended June 30, 2003 was 0.22%.

AIM TAX-EXEMPT CASH FUND (BUYING FUND)

     The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

  ANNUAL TOTAL RETURNS

     The following bar chart shows changes in the performance of the fund's Class A shares from year to year. Class A shares of AIM Tax-Exempt Cash Fund are not subject to sales loads.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1993...................................................................   1.76%
1994...................................................................   2.24%
1995...................................................................   2.99%
1996...................................................................   2.83%
1997...................................................................   3.08%
1998...................................................................   2.99%
1999...................................................................   2.87%
2000...................................................................   3.80%
2001...................................................................   2.38%
2002...................................................................   0.87%



     The fund's Class A shares' year-to-date total return as of June 30, 2003 was 0.29%.

     During the periods shown in the bar chart, the highest quarterly return was 1.00% (quarter ended December 31, 2000) and the lowest quarterly return was 0.19% (quarter ended September 30, 2002).

 PERFORMANCE TABLE

     The following performance table reflects the fund's performance over the periods indicated.

  Average Annual Total Returns (for the Periods Ended December 31, 2002)

                                                                                        INCEPTION
                                                          1 YEAR   5 YEARS   10 YEARS     DATE
                                                          ------   -------   --------   ---------
Class A.................................................  0.87%     2.58%     2.58%     09/22/82

     The seven-day yield on December 31, 2002 for the fund's Class A shares was 0.86%. For the current seven-day yield, call (800) 347-4246.

                                   EXHIBIT C

                             COMPARISON OF EXPENSES

FEE TABLE

     This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Investor Class shares of INVESCO Tax-Free Money Fund ("Selling Fund"), and of Class A shares of AIM Tax-Exempt Cash Fund ("Buying Fund"). Pro Forma Combined Expense Ratios of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided.

                                                                                           BUYING FUND
                                                  SELLING FUND       BUYING FUND        PRO FORMA COMBINED
                                                 (AS OF 5/31/02)   (AS OF 3/31/03)       (AS OF 3/31/03)
                                                 ---------------   ---------------   ------------------------
                                                 INVESTOR CLASS        CLASS A       CLASS A   INVESTOR CLASS
                                                     SHARES            SHARES        SHARES        SHARES
                                                 ---------------   ---------------   -------   --------------
SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on
  Purchases
  (as a percentage of offering price)..........       None              None          None          None
Maximum Deferred Sales Charge (Load)...........       None              None          None          None
ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from fund assets)
Management fees................................       0.50%             0.35%         0.35%         0.35%
Distribution and/or Service (12b-1) Fees(2)....       None              0.25%         0.25%         None
Other Expenses.................................       0.64%             0.34%         0.39%         0.39%
Total Annual Fund
Operating Expenses(2)(3).......................       1.14%             0.94%         0.99%         0.74%
Fee Waiver(2)..................................       None              0.15%         0.22%         0.07%
Net Expenses...................................       1.14%             0.79%         0.77%         0.67%

---------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.

(2) The distributor has contractually agreed to waive 0.15% of the Rule 12b-1 distribution plan fees through March 31, 2005 for Buying Fund. Further, the advisor has contractually agreed to limit Total Annual Operating Expenses for Buying Fund Pro Forma Combined's Class A and Investor Class shares to 0.77% and 0.67%, respectively. This limitation will be in effect for a period of one year beginning on the date the reorganization is consummated.

(3) INVESCO has voluntarily agreed to limit Total Annual Operating Expenses on Selling Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and increases in expenses due to expense offset arrangements, if any) to 0.85% on Investor Class shares. The voluntary expense limitations cannot be revoked by INVESCO prior to May 2004. Effective June 1, 2002, INVESCO is entitled to reimbursement by Selling Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause Selling Fund to exceed the current expense limitations and the reimbursement is made within three years in which INVESCO incurred the expenses.

EXPENSE EXAMPLE

     This Example is intended to help you compare the costs of investing in different classes of Selling Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the reorganization of Selling Fund into Buying Fund are also provided. All costs are based upon the information set forth in the Fee Table above.

     The Example assumes that you invest $10,000 for the time periods indicated and shows the expenses that you would pay both if you redeem all of your shares at the end of those periods and if you do not redeem your shares. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed on a voluntary basis, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                              ONE    THREE   FIVE     TEN
                                                              YEAR   YEARS   YEARS   YEARS
                                                              ----   -----   -----   ------
SELLING FUND
Investor Class shares
  Assuming complete redemption at end of period.............  $116   $362    $628    $1,386
  Assuming no redemption....................................  $116   $362    $628    $1,386
BUYING FUND
Class A shares
  Assuming complete redemption at end of period.............  $ 81   $285    $505    $1,141
  Assuming no redemption....................................  $ 81   $285    $505    $1,141
BUYING FUND -- PRO FORMA COMBINED
Class A shares
  Assuming complete redemption at end of period.............  $ 79   $293    $526    $1,193
  Assuming no redemption....................................  $ 79   $293    $526    $1,193
Investor Class shares
  Assuming complete redemption at end of period.............  $ 68   $230    $405    $  912
  Assuming no redemption....................................  $ 68   $230    $405    $  912

     THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. SELLING FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT SELLING FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

     THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

                                   EXHIBIT D

                          DIRECTOR COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each continuing director of Company who was not affiliated with INVESCO during the year ended December 31, 2002.

                                                                                                TOTAL
                                                                                             COMPENSATION
                                     AGGREGATE      RETIREMENT BENEFITS   ESTIMATED ANNUAL     FROM ALL
                                   COMPENSATION         ACCRUED BY         BENEFITS UPON       INVESCO
NAME OF DIRECTOR                  FROM COMPANY(1)       COMPANY(2)         RETIREMENT(3)       FUNDS(4)
----------------                  ---------------   -------------------   ----------------   ------------
Bob R. Baker....................      $8,862                $0                $34,000          $138,000
James T. Bunch..................       7,895                 0                      0           124,625
Gerald J. Lewis.................       7,654                 0                      0           116,500
Larry Soll, Ph.D................       7,974                 0                      0           126,000

---------------

(1) The vice chairman of the Board, the chairs of certain of your Fund's committees who are independent directors, and the members of your Fund's committees who are independent directors each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors. Amounts shown are based on the fiscal year ended May 31, 2003.

(2) Represents estimated benefits accrued with respect to the current Retirement Plan and Deferred Retirement Plan Account Agreement, and not compensation deferred at the election of the directors. Amounts shown are based on the fiscal year ended May 31, 2003.

(3) These amounts represent the estimated annual benefits payable by the ten INVESCO Funds upon the directors' retirement under the current Retirement Plan and Deferred Retirement Plan Account Agreement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72. With the exception of Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the INVESCO Funds for the minimum five-year period required to be eligible to participate in the current Retirement Plan.

(4) All continuing directors currently serve as directors of ten registered investment companies advised by INVESCO.

                                   EXHIBIT E

                              OFFICERS OF COMPANY

     The following table provides information with respect to the current officers of Company. Each officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of Company is 4350 South Monaco Street, Denver, Colorado 80237.

NAME, YEAR OF BIRTH AND               OFFICER                 PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH COMPANY          SINCE                    DURING PAST 5 YEARS
-----------------------------         -------                 -----------------------
Mark H. Williamson -- 1951..........   1998     Director, President and Chief Executive Officer,
  Chairman of the Board                         A I M Management Group Inc.; Director, Chairman and
                                                President, A I M Advisors, Inc. (registered
                                                investment advisor); Director, A I M Distributors,
                                                Inc. (registered broker dealer); and Chief Executive
                                                Officer of the AIM Division of AMVESCAP PLC
                                                (2003-present); formerly, Chief Executive Officer,
                                                Managed Products Division, AMVESCAP PLC (2001-2002);
                                                Chairman of the Board (1998-2002), President
                                                (1998-2002) and Chief Executive Officer (1998-2002)
                                                of INVESCO Funds Group, Inc. (registered investment
                                                advisor) and INVESCO Distributors, Inc. (registered
                                                broker dealer); Chief Operating Officer and Chairman
                                                of the Board of INVESCO Global Health Sciences Fund;
                                                Chairman and Chief Executive Officer of NationsBanc
                                                Advisors, Inc.; and Chairman of NationsBanc
                                                Investments, Inc.
Raymond R. Cunningham -- 1951.......   2001     President (2001-present) and Chief Executive Officer
  President and Chief                           (2003-present) of INVESCO Funds Group, Inc.;
  Executive Officer                             Chairman of the Board (2003-present) and President
                                                (2003-present) of INVESCO Distributors, Inc.;
                                                formerly, Chief Operating Officer (2001-2003) and
                                                Senior Vice President (1999-2002) of INVESCO Funds
                                                Group, Inc. and INVESCO Distributors, Inc.; and
                                                Senior Vice President of GT Global -- North America
                                                (1992-1998).
Glen A. Payne -- 1947...............   1989     Senior Vice President, General Counsel and Secretary
  Secretary                                     of INVESCO Funds Group, Inc.; Senior Vice President,
                                                Secretary and General Counsel of INVESCO
                                                Distributors, Inc.; formerly, Secretary of INVESCO
                                                Global Health Sciences Fund; General Counsel of
                                                INVESCO Trust Company (1989-1998); and employee of
                                                the Securities and Exchange Commission, Washington,
                                                DC (1973-1989).
Ronald L. Grooms -- 1946............   1988     Senior Vice President and Treasurer of INVESCO Funds
  Chief Accounting Officer,                     Group, Inc.; and Senior Vice President and Treasurer
  Chief Financial Officer and                   of INVESCO Distributors, Inc.; formerly, Treasurer
  Treasurer                                     and Principal Financial and Accounting Officer of
                                                INVESCO Global Health Sciences Fund; and Senior Vice
                                                President and Treasurer of INVESCO Trust Company
                                                (1988-1998).
William J. Galvin, Jr. -- 1956......   1992     Senior Vice President and Assistant Secretary
  Assistant Secretary                           INVESCO Funds Group, Inc.; and Senior Vice President
                                                and Assistant Secretary of INVESCO Distributors,
                                                Inc.; formerly, Trust Officer of INVESCO Trust
                                                Company (1995-1998).
Pamela J. Piro -- 1960..............   1999     Vice President and Assistant Treasurer of INVESCO
  Assistant Treasurer                           Funds Group, Inc.; and Assistant Treasurer of
                                                INVESCO Distributors, Inc.; formerly, Assistant Vice
                                                President (1996-1997).

NAME, YEAR OF BIRTH AND               OFFICER                 PRINCIPAL OCCUPATION(S)
POSITION(S) HELD WITH COMPANY          SINCE                    DURING PAST 5 YEARS
-----------------------------         -------                 -----------------------
Tane T. Tyler -- 1965...............   2002     Vice President and Assistant General Counsel of
  Assistant Secretary                           INVESCO Funds Group, Inc.

                                   EXHIBIT F

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of Company, the following table sets forth certain information regarding the ownership as of July 25, 2003 of the shares of common stock of each class of each series portfolio of Company by the directors, nominees, and current executive officers of Company:

                                                                           NUMBER OF SHARES
                                                                        OWNED BENEFICIALLY AND
                                                     SERIES AND CLASS    PERCENTAGE OF CLASS*
                                                     ----------------   ----------------------
Bob R. Baker.......................................
Sueann Ambron......................................
Victor L. Andrews..................................
Lawrence H. Budner.................................
James T. Bunch.....................................
Raymond R. Cunningham..............................
Richard W. Healey..................................
Gerald J. Lewis....................................
John W. McIntyre...................................
Larry Soll, Ph.D. .................................
Mark H. Williamson.................................
Frank S. Bayley....................................
Bruce L. Crockett..................................
Albert R. Dowden...................................
Edward K. Dunn, Jr. ...............................
Jack M. Fields.....................................
Carl Frischling....................................
Robert H. Graham...................................
Prema Mathai-Davis.................................
Lewis F. Pennock...................................
Ruth H. Quigley....................................
Louis S. Sklar.....................................
Glen A. Payne......................................
Ronald L. Grooms...................................
William J. Galvin, Jr. ............................
Pamela J. Piro.....................................
Tane T. Tyler......................................

---------------

* To the best knowledge of Company, the ownership of shares of each series portfolio of Company by current directors, nominees, and current executive officers of Company as a group constituted less than 1% of each class of each series portfolio of Company as of July 25, 2003.

                                   EXHIBIT G

                       DIRECTOR OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each continuing director and nominee as of December 31, 2002 (i) in your Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the director within the INVESCO Funds complex:

                                                                        AGGREGATE DOLLAR RANGE OF
                                                                        EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                                                                          COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY     DIRECTOR IN THE INVESCO
NAME OF DIRECTOR                              SECURITIES IN YOUR FUND         FUNDS COMPLEX
----------------                              -----------------------   -------------------------
INDEPENDENT DIRECTORS
Bob R. Baker................................        $1-$10,000               $10,001-$50,000
James T. Bunch..............................        $1-$10,000              $50,001-$100,000
Gerald J. Lewis.............................        $1-$10,000              $50,001-$100,000
Larry Soll, Ph.D............................        $1-$10,000                 Over $100,000
INTERESTED DIRECTOR
Mark H. Williamson..........................              None                 Over $100,000
INDEPENDENT NOMINEES
Frank S. Bayley.............................              None                          None
Bruce L. Crockett...........................              None                          None
Albert R. Dowden............................              None                          None
Edward K. Dunn..............................              None                          None
Jack M. Fields..............................              None                          None
Carl Frischling.............................              None                          None
Prema Mathai-Davis..........................              None                          None
Lewis F. Pennock............................              None                          None
Louis S. Sklar..............................              None                          None
NOMINEE WHO WILL BE INTERESTED
Robert H. Graham............................              None                          None

                                   EXHIBIT H

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc. ("AIM"). The business address of the principal executive officer and the directors of AIM is 11 Greenway Plaza, Suite 100, Houston, TX 77046.

NAME AND ADDRESS                        POSITION WITH AIM                PRINCIPAL OCCUPATION
----------------                        -----------------                --------------------
Mark H. Williamson.............  Director, Chairman and President  See director table under
                                                                   Proposal 2
Kevin M. Carome................  Director, Senior Vice President,  Director, Senior Vice President,
                                 General Counsel and Secretary     Secretary and General Counsel,
                                                                   A I M Management Group Inc.;
                                                                   Vice President, A I M Capital
                                                                   Management, Inc., A I M
                                                                   Distributors, Inc. and A I M
                                                                   Fund Services, Inc., and
                                                                   Director, Vice President and
                                                                   General Counsel, Fund Management
                                                                   Company
Gary T. Crum...................  Director and Senior Vice          Chairman, Director and Director
                                 President                         of Investments, A I M Capital
                                                                   Management, Inc.; Director and
                                                                   Executive Vice President, A I M
                                                                   Management Group Inc.; Director,
                                                                   A I M Distributors, Inc. and
                                                                   AMVESCAP PLC
Dawn M. Hawley.................  Director, Senior Vice President   Director, Senior Vice President
                                 and Chief Financial Officer       and Chief Financial Officer,
                                                                   A I M Management Group Inc.;
                                                                   Vice President and Treasurer,
                                                                   A I M Capital Management, Inc.
                                                                   and A I M Distributors, Inc.;
                                                                   Director, Vice President and
                                                                   Chief Financial Officer, A I M
                                                                   Fund Services, Inc.; and Vice
                                                                   President and Chief Financial
                                                                   Officer, Fund Management Company

                                   EXHIBIT I

                   COMPENSATION TO INVESCO FUNDS GROUP, INC.

     Company pays INVESCO Funds Group, Inc., out of the assets of your Fund, as full compensation for all services rendered, an advisory fee for your Fund set forth below. Such fee shall be calculated by applying the following annual rate to the average daily net assets of your Fund for the calendar year, computed in the manner used for the determination of the net asset value of shares of your Fund.

                                                           NET FEES PAID TO       FEE WAIVERS OR
                                       TOTAL NET ASSETS      INVESCO FUNDS           EXPENSE
                                         FOR THE MOST     GROUP, INC. FOR THE   REIMBURSEMENTS FOR
                                           RECENTLY          MOST RECENTLY      THE MOST RECENTLY
ANNUAL RATE                            COMPLETED FISCAL    COMPLETED FISCAL      COMPLETED FISCAL
(BASED ON AVERAGE DAILY NET ASSETS)     PERIOD OR YEAR      PERIOD OR YEAR        PERIOD OR YEAR
-----------------------------------    ----------------   -------------------   ------------------
0.50% of the first $300 million;         $26,643,427            $66,812              $89,606
0.40% of the next $200 million;
0.30% of the excess of $500 million

                                   EXHIBIT J

             FEES PAID TO INVESCO FUNDS GROUP, INC. AND AFFILIATES
                           IN MOST RECENT FISCAL YEAR

     The following chart sets forth the non-advisory fees paid by your Fund during its most recently completed fiscal year to INVESCO Funds Group, Inc. and to affiliates of INVESCO Funds Group, Inc.

                                             INVESCO
                                         (ADMINISTRATIVE         INVESCO               INVESCO
NAME OF FUND                               SERVICES)*      DISTRIBUTORS, INC.**   (TRANSFER AGENCY)
------------                             ---------------   --------------------   -----------------
INVESCO Tax-Free Money Fund............      $29,773                $0                $137,927

---------------

 * Fees paid to INVESCO for administrative services for the prior fiscal year were paid pursuant to an agreement other than the advisory agreement.

** Net amount received from Rule 12b-1 fees. Excluded are amounts reallowed to broker-dealers, agents and other service providers.

                                   EXHIBIT K

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to A I M Advisors, Inc. by certain funds that have a similar investment objective as your Fund.

                                                                                                  FEE WAIVER, EXPENSE
                                                                                                   LIMITATIONS AND/OR
                                                                           TOTAL NET ASSETS      EXPENSE REIMBURSEMENTS
                                                                         FOR THE MOST RECENTLY   FOR THE MOST RECENTLY
                                                ANNUAL RATE                COMPLETED FISCAL         COMPLETED FISCAL
NAME OF FUND                        (BASED ON AVERAGE DAILY NET ASSETS)     PERIOD OR YEAR           PERIOD OR YEAR
------------                        -----------------------------------  ---------------------   ----------------------
AIM Tax-Exempt Cash Fund..........  0.35%                                   $   66,342,058       N/A
AIM Tax-Free Intermediate Fund....  0.30% of the first $500 million;        $  568,999,163       N/A
                                    0.25% of the next $500 million;
                                    0.20% over $1 billion
Cash Reserve Portfolio............  0.25% of the first $500 million;        $2,456,561,889       Limit Total Operating
                                    0.20% over $500 million                                       Expenses (excluding
                                                                                                  Rule 12b-1
                                                                                                  distribution plan
                                                                                                  fees, interest,
                                                                                                  taxes, director's
                                                                                                  fees, federal
                                                                                                  registration fees,
                                                                                                  extraordinary items
                                                                                                  and indirect expenses
                                                                                                  resulting from
                                                                                                  expense offset
                                                                                                  arrangements, if any)
                                                                                                  to 0.22%

                                   EXHIBIT L

                 PROPOSED COMPENSATION TO A I M ADVISORS, INC.

     The following table provides information with respect to the annual advisory fee rates proposed to be paid to A I M Advisors, Inc. by your Fund under the proposed advisory agreement.

                                                                       ANNUAL RATE
NET ASSETS                                                 (BASED ON AVERAGE DAILY NET ASSETS)
----------                                                 -----------------------------------
First $300 Million......................................                  0.50%
Next $200 Million.......................................                  0.40%
Excess of $500 Million..................................                  0.30%

                                   EXHIBIT M

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE

     As of July 25, 2003, there were the following number of shares outstanding of each class of your Fund:

Investor Class shares

  25,707,202.13

                                   EXHIBIT N

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

     As of July 25, 2003, to the best knowledge of Company, there were no holders of 5% or more of any class of the outstanding shares of your Fund.

                                   EXHIBIT O

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of July 25, 2003, to the best knowledge of Buyer owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                  CLASS OF    NUMBER OF     PERCENT OWNED
NAME AND ADDRESS                                   SHARES    SHARES OWNED    OF RECORD*
----------------                                  --------   ------------   -------------

---------------

* Buyer has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                                                      APPENDIX I

                                   AGREEMENT
                                      AND
                             PLAN OF REORGANIZATION
                                      FOR
                          INVESCO TAX-FREE MONEY FUND,
                            A SEPARATE PORTFOLIO OF
                        INVESCO MONEY MARKET FUNDS, INC.
                                AUGUST 13, 2003

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE 1  DEFINITIONS........................................................   I-1
SECTION 1.1.      Definitions.................................................   I-1

ARTICLE 2  TRANSFER OF ASSETS.................................................   I-4
SECTION 2.1.      Reorganization of Selling Fund..............................   I-4
SECTION 2.2.      Computation of Net Asset Value..............................   I-4
SECTION 2.3.      Valuation Date..............................................   I-4
SECTION 2.4.      Delivery....................................................   I-5
SECTION 2.5.      Termination of Series and Redemption of Selling Fund
                  Shares......................................................   I-5
SECTION 2.6.      Issuance of Buying Fund Shares..............................   I-5
SECTION 2.7.      Investment Securities.......................................   I-5
SECTION 2.8.      Liabilities.................................................   I-6

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF SELLER...........................   I-6
SECTION 3.1.      Organization; Authority.....................................   I-6
SECTION 3.2.      Registration and Regulation of Seller.......................   I-6
SECTION 3.3.      Financial Statements........................................   I-6
SECTION 3.4.      No Material Adverse Changes; Contingent Liabilities.........   I-6
SECTION 3.5.      Selling Fund Shares; Business Operations....................   I-6
SECTION 3.6.      Accountants.................................................   I-7
SECTION 3.7.      Binding Obligation..........................................   I-7
SECTION 3.8.      No Breaches or Defaults.....................................   I-7
SECTION 3.9.      Authorizations or Consents..................................   I-7
SECTION 3.10.     Permits.....................................................   I-8
SECTION 3.11.     No Actions, Suits or Proceedings............................   I-8
SECTION 3.12.     Contracts...................................................   I-8
SECTION 3.13.     Properties and Assets.......................................   I-8
SECTION 3.14.     Taxes.......................................................   I-8
SECTION 3.15.     Benefit and Employment Obligations..........................   I-9
SECTION 3.16.     Brokers.....................................................   I-9
SECTION 3.17.     Voting Requirements.........................................   I-9
SECTION 3.18.     State Takeover Statutes.....................................   I-9
SECTION 3.19.     Books and Records...........................................   I-9
SECTION 3.20.     Prospectus and Statement of Additional Information..........   I-9
SECTION 3.21.     No Distribution.............................................   I-9
SECTION 3.22.     Liabilities of Selling Fund.................................   I-9
SECTION 3.23.     Value of Shares.............................................  I-10
SECTION 3.24.     Shareholder Expenses........................................  I-10
SECTION 3.25.     Intercompany Indebtedness; Consideration....................  I-10

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF BUYER............................  I-10
SECTION 4.1.      Organization; Authority.....................................  I-10
SECTION 4.2.      Registration and Regulation of Buyer........................  I-10
SECTION 4.3.      Financial Statements........................................  I-10

                                                                                PAGE
                                                                                ----
SECTION 4.4.      No Material Adverse Changes; Contingent Liabilities.........  I-10
SECTION 4.5.      Registration of Buying Fund Shares..........................  I-11
SECTION 4.6.      Accountants.................................................  I-11
SECTION 4.7.      Binding Obligation..........................................  I-11
SECTION 4.8.      No Breaches or Defaults.....................................  I-11
SECTION 4.9.      Authorizations or Consents..................................  I-12
SECTION 4.10.     Permits.....................................................  I-12
SECTION 4.11.     No Actions, Suits or Proceedings............................  I-12
SECTION 4.12.     Taxes.......................................................  I-12
SECTION 4.13.     Brokers.....................................................  I-13
SECTION 4.14.     Representations Concerning the Reorganization...............  I-13
SECTION 4.15.     Prospectus and Statement of Additional Information..........  I-13
SECTION 4.16.     Value of Shares.............................................  I-13
SECTION 4.17.     Intercompany Indebtedness; Consideration....................  I-14

ARTICLE 5  COVENANTS..........................................................  I-14
SECTION 5.1.      Conduct of Business.........................................  I-14
SECTION 5.2.      Announcements...............................................  I-14
SECTION 5.3.      Expenses....................................................  I-14
SECTION 5.4.      Further Assurances..........................................  I-14
SECTION 5.5.      Notice of Events............................................  I-14
SECTION 5.6.      Access to Information.......................................  I-15
SECTION 5.7.      Consents, Approvals and Filings.............................  I-15
SECTION 5.8.      Submission of Agreement to Shareholders.....................  I-15
SECTION 5.9.      Delay of Consummation of Reorganization.....................  I-15

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION.........................  I-15
SECTION 6.1.      Conditions Precedent of Buyer...............................  I-15
SECTION 6.2.      Mutual Conditions...........................................  I-16
SECTION 6.3.      Conditions Precedent of Seller..............................  I-17

ARTICLE 7  TERMINATION OF AGREEMENT...........................................  I-17
SECTION 7.1.      Termination.................................................  I-17
SECTION 7.2.      Survival After Termination..................................  I-17

ARTICLE 8  MISCELLANEOUS......................................................  I-18
SECTION 8.1.      Survival of Representations, Warranties and Covenants.......  I-18
SECTION 8.2.      Governing Law...............................................  I-18
SECTION 8.3.      Binding Effect, Persons Benefiting, No Assignment...........  I-18
SECTION 8.4.      Obligations of Buyer and Seller.............................  I-18
SECTION 8.5.      Amendments..................................................  I-18
SECTION 8.6.      Enforcement.................................................  I-18
SECTION 8.7.      Interpretation..............................................  I-18
SECTION 8.8.      Counterparts................................................  I-19
SECTION 8.9.      Entire Agreement; Exhibits and Schedules....................  I-19
SECTION 8.10.     Notices.....................................................  I-19

                                                                                PAGE
                                                                                ----
SECTION 8.11.     Representations by Seller Investment Adviser................  I-19
SECTION 8.12.     Representations by Buyer Investment Adviser.................  I-19
SECTION 8.13.     Successors and Assigns; Assignment..........................  I-20


Exhibit A         Excluded Liabilities of Selling Fund
Schedule 2.1      Classes of Shares of Selling Fund and Corresponding Classes
                  of Shares of Buying Fund
Schedule 3.4      Certain Contingent Liabilities of Selling Fund
Schedule 3.5(d)   Permitted Restructurings and Redomestications of Funds
Schedule 4.4      Certain Contingent Liabilities of Buying Fund
Schedule 4.5(a)   Portfolios of Buyer
Schedule 4.5(b)   Classes of Shares of Buying Fund and Number of Shares of
                  Each Class Buyer is Authorized to Issue
Schedule 5.1      Permitted Combinations of Funds
Schedule 6.2(f)   Tax Opinions

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION, dated as of August 13, 2003 (this "Agreement"), by and among INVESCO Money Market Funds, Inc., a Maryland corporation ("Seller"), acting on behalf of INVESCO Tax-Free Money Fund ("Selling Fund"), a separate series of Seller, AIM Tax-Exempt Funds, a Delaware statutory trust ("Buyer"), acting on behalf of AIM Tax-Exempt Cash Fund ("Buying Fund"), a separate series of Buyer, A I M Advisors, Inc., a Delaware corporation, and INVESCO Funds Group, Inc., a Delaware corporation.

                                   WITNESSETH

     WHEREAS, Seller is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund, for sale to the public; and

     WHEREAS, Buyer is a management investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in investment portfolios, including Buying Fund, for sale to the public; and

     WHEREAS, Buyer Investment Adviser (as defined below) provides investment advisory services to Buyer; and

     WHEREAS, Seller Investment Adviser (as defined below) provides investment advisory services to Seller; and

     WHEREAS, Selling Fund desires to provide for its reorganization through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Buyer of shares of Buying Fund in the manner set forth in this Agreement; and

     WHEREAS, this Agreement is intended to be and is adopted by the parties hereto as a Plan of Reorganization within the meaning of the regulations under
Section 368(a) of the Code (as defined below).

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, Seller, Buyer, Buyer Investment Adviser and Seller Investment Adviser agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     SECTION 1.1. Definitions. For all purposes in this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

     "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

     "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

     "Agreement" means this Agreement and Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

     "Applicable Law" means the applicable laws of the state in which each of Buyer and Seller has been organized and shall include, as applicable, the Maryland General Corporation Law and the Delaware Statutory Trust Act.

     "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Seller on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Seller.

     "Buyer" means AIM Tax-Exempt Funds, a Delaware statutory trust.

     "Buyer Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

     "Buyer Custodian" means The Bank of New York acting in its capacity as custodian for the assets of Buying Fund.

     "Buyer Investment Adviser" means A I M Advisors, Inc.

     "Buyer Registration Statement" means the registration statement on Form N-1A of Buyer, as amended, 1940 Act Registration No. 811-07890.

     "Buying Fund" means AIM Tax-Exempt Cash Fund, a separate series of Buyer.

     "Buying Fund Auditors" means Ernst & Young LLP.

     "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended March 31, 2003.

     "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Agreement.

     "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Agreement.

     "Closing Date" means November 3, 2003, or such other date as the parties may mutually agree upon.

     "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

     "corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

     "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

     "Exchangeability Date" means the first date on which Buyer Investment Adviser determines that shares of retail mutual funds advised by Buyer Investment Adviser and shares of retail mutual funds advised by Seller Investment Adviser generally may be exchanged for shares of the same or a similar class of each other.

     "Governing Documents" means the organic documents which govern the business and operations of each of Buyer and Seller and shall include, as applicable, the Charter, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

     "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading

Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

     "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

     "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

     "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

     "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

     "NYSE" means the New York Stock Exchange.

     "Permits" shall have the meaning set forth in Section 3.10 of this Agreement.

     "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

     "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Buyer of Buying Fund Shares directly to Selling Fund Shareholders as described in this Agreement, and the termination of Selling Fund's status as a designated series of shares of Seller.

     "Required Shareholder Vote" means the lesser of (a) the affirmative vote of 67% or more of the voting securities of Selling Fund present or represented by proxy at the Shareholders Meeting, if the holders of more than 50% of the outstanding voting securities of Selling Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of Selling Fund.

     "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

     "Seller" means INVESCO Money Market Funds, Inc., a Maryland corporation.

     "Seller Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of Selling Fund.

     "Seller Investment Adviser" means INVESCO Funds Group, Inc.

     "Seller Registration Statement" means the registration statement on Form N-1A of Seller, as amended, 1940 Act Registration No. 811-02606.

     "Selling Fund" means INVESCO Tax-Free Money Fund, a separate series of Seller.

     "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

     "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended May 31, 2002 and the unaudited financial statements of Selling Fund for the period ended November 30, 2002.

     "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

     "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

     "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Seller to consider and vote upon the approval of this Agreement.

     "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "Termination Date" means December 31, 2003, or such later date as the parties may mutually agree upon.

     "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

     "Valuation Date" shall have the meaning set forth in Section 2.2 of this Agreement.

                                   ARTICLE 2

                               TRANSFER OF ASSETS

     SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Buyer Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Buyer directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

     SECTION 2.2.  Computation of Net Asset Value.

     (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

     (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Buyer Registration Statement.

     (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Agreement shall be computed in accordance with the policies and procedures of Selling Fund as described in the Seller Registration Statement.

     (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Agreement shall be made by agreement of Seller and Buyer. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

     SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Agreement have been consummated), to be distributed to Selling Fund Shareholders under this Agreement.

     SECTION 2.4.  Delivery.

     (a) No later than three (3) business days preceding the Closing Date, Seller shall instruct Seller Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Buyer Custodian. Such assets shall be delivered by Seller to Buyer Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Buyer Custodian.

     (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Buyer shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Buyer Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Buyer or Buyer Custodian, including brokers' confirmation slips.

     SECTION 2.5.  Termination of Series and Redemption of Selling Fund
Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing Date, the status of Selling Fund as a designated series of Seller shall be terminated and Seller shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Charter and the Maryland General Corporation Law; provided, however, that the termination of Selling Fund as a designated series of Seller and the redemption of the outstanding shares of Selling Fund shall not be required if the Reorganization shall not have been consummated.

     SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date. All issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Seller. Seller shall provide instructions to the transfer agent of Buyer with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Buyer shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. Buyer shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Buyer for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Buyer.

     SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Seller shall deliver a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Seller shall provide to Buyer on or before the Valuation Date detailed tax basis accounting records for each security to be transferred to it pursuant to this Agreement. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Seller prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or the auditors of Buyer upon reasonable request.

     SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                    REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller, on behalf of Selling Fund, represents and warrants to Buyer as follows:

     SECTION 3.1. Organization; Authority. Seller is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 3.2. Registration and Regulation of Seller. Seller is duly registered with the SEC as an investment company under the Investment Company Act and all Selling Fund Shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Seller to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Seller Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 3.3. Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Selling Fund Financial Statements previously delivered to Buyer present fairly in all material respects the financial position of Selling Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 3.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund or Seller. Except as set forth on Schedule 3.4, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the most recent financial statements included in the Selling Fund Financial Statements.

     SECTION 3.5.  Selling Fund Shares; Business Operations.

     (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

     (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of

Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date.

     (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of
Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund; provided, however, that this Section 3.5(d) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (e) Seller does not have, and has not had during the six (6) months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

     SECTION 3.6. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Selling Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 3.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Seller on behalf of Selling Fund and, assuming this Agreement has been duly executed and delivered by Buyer and approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 3.8. No Breaches or Defaults. The execution and delivery of this Agreement by Seller on behalf of Selling Fund and performance by Seller of its obligations hereunder has been duly authorized by all necessary corporate or trust action, as applicable, on the part of Seller, other than approval by the shareholders of Selling Fund, and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Seller and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Seller is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Seller or any property of Selling Fund. Seller is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 3.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with

Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Seller in connection with the due execution and delivery by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby.

     SECTION 3.10. Permits. Seller has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Seller there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 3.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Seller, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Seller before any Governmental Authority which questions the validity or legality of this Agreement or of the actions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Seller, threatened in writing or, if probable of assertion, orally, against Seller affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Seller's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Seller is not, and has not been, to the knowledge of Seller, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund.

     SECTION 3.12. Contracts. Seller is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Seller there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     SECTION 3.13. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

     SECTION 3.14.  Taxes.

     (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Selling Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Seller will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended May 31, 2003 and for the short taxable year beginning on June 1, 2003 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended May 31, 2003 and in such short taxable year (after reduction for any capital loss carryover).

     (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 3.15. Benefit and Employment Obligations. As of the Closing Date, Selling Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

     SECTION 3.16. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Seller in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Seller or any action taken by it.

     SECTION 3.17. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Agreement.

     SECTION 3.18. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Agreement or any of the transactions contemplated by this Agreement.

     SECTION 3.19. Books and Records. The books and records of Seller relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

     SECTION 3.20. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 3.21. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

     SECTION 3.22. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject. The total adjusted basis of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets will be subject.

     SECTION 3.23. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 3.24. Shareholder Expenses. Selling Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

     SECTION 3.25. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization.

                                   ARTICLE 4

                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer, on behalf of Buying Fund, represents and warrants to Seller as follows:

     SECTION 4.1. Organization; Authority. Buyer is duly organized, validly existing and in good standing under Applicable Law, with all requisite corporate or trust power, as applicable, and authority to enter into this Agreement and perform its obligations hereunder.

     SECTION 4.2. Registration and Regulation of Buyer. Buyer is duly registered with the SEC as an investment company under the Investment Company Act. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Buyer Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

     SECTION 4.3. Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements previously delivered to Seller present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

     SECTION 4.4. No Material Adverse Changes; Contingent Liabilities. Since the date of the most recent financial statements included in the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Buyer. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on
Schedule 4.4, no contingent liabilities of Buying Fund have arisen since the date of the most recent financial statements included in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

     SECTION 4.5.  Registration of Buying Fund Shares.

     (a) The shares of Buyer are divided into those portfolios, including Buying Fund, that are set forth on Schedule 4.5(a).

     (b) Buying Fund currently has those classes of shares that are set forth on
Schedule 4.5(b). Under its Governing Documents, Buyer is authorized to issue the number of shares of each such class that is set forth on Schedule 4.5(b).

     (c) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Buyer then in effect.

     (d) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

     (e) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of Buyer's Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by Seller for inclusion in the Combined Proxy Statement/Prospectus.

     (f) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Buyer Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Buyer to revoke or rescind any such registration or qualification.

     SECTION 4.6. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year or period, as applicable, ended on the date of the most recent financial statements included in the Buying Fund Financial Statements are independent public accountants as required by the Securities Act and the Exchange Act.

     SECTION 4.7. Binding Obligation. This Agreement has been duly authorized, executed and delivered by Buyer on behalf of Buying Fund and, assuming this Agreement has been duly executed and delivered by Seller, constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court or law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

     SECTION 4.8. No Breaches or Defaults. The execution and delivery of this Agreement by Buyer on behalf of Buying Fund and performance by Buyer of its obligations hereunder have been duly authorized by all necessary corporate or trust action, as applicable, on the part of Buyer and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Buyer and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Buyer is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Buyer or any property of Buying Fund. Buyer is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     SECTION 4.9. Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Buyer in connection with the due execution and delivery by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby.

     SECTION 4.10. Permits. Buyer has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of Buyer there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     SECTION 4.11.  No Actions, Suits or Proceedings.

     (a) There is no pending action, suit or proceeding, nor, to the knowledge of Buyer, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Buyer before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

     (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Buyer, threatened in writing or, if probable of assertion, orally, against Buyer, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Buyer's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Buyer is not, and has not been, to the knowledge of Buyer, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund.

     SECTION 4.12.  Taxes.

     (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Buying Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

     (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

     SECTION 4.13. Brokers. No broker, finder or similar intermediary has acted for or on behalf of Buyer in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Buyer or any action taken by it.

     SECTION 4.14.  Representations Concerning the Reorganization.

     (a) Buyer has no plan or intention to reacquire any Buying Fund Shares issued in the Reorganization, except to the extent that Buying Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as an open-end, management investment company.

     (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code; provided, however, that this Section 4.14(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations; provided, however, that this Section 4.14(c) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d).

     (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund. There is no plan or intention by Buying Fund or any person related to Buying Fund to acquire or redeem any of the Buying Fund Shares issued in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

     SECTION 4.15. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     SECTION 4.16. Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal to the fair market value of the shares of each corresponding class of Selling Fund constructively surrendered in exchange therefor.

     SECTION 4.17. Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between Seller and Buyer that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

                                   ARTICLE 5

                                   COVENANTS

     SECTION 5.1.  Conduct of Business.

     (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Seller shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(a) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), Buyer shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects; provided, however, that this Section 5.1(b) shall not preclude any of the restructurings or redomestications of funds set forth on Schedule 3.5(d) or any of the combinations of funds set forth on
Schedule 5.1.

     SECTION 5.2. Announcements. Seller and Buyer shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither Seller nor Buyer shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

     SECTION 5.3. Expenses. AMVESCAP PLC, on behalf of either Buyer Investment Adviser or Seller Investment Adviser, shall bear the costs and expenses incurred in connection with this Agreement and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by or on behalf of Buying Fund or Selling Fund shall not be reimbursed or paid for by another Person unless those expenses are solely and directly related to the Reorganization.

     SECTION 5.4. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

     SECTION 5.5. Notice of Events. Buyer shall give prompt notice to Seller, and Seller shall give prompt notice to Buyer, of (a) the occurrence or non-occurrence of any event which to the knowledge of Buyer or to the knowledge of Seller, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of Seller, Sections 6.1 and 6.2 or (ii) in the case of Buyer, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

     SECTION 5.6.  Access to Information.

     (a) Seller will, during regular business hours and on reasonable prior notice, allow Buyer and its authorized representatives reasonable access to the books and records of Seller pertaining to the assets of Selling Fund and to officers of Seller knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Seller.

     (b) Buyer will, during regular business hours and on reasonable prior notice, allow Seller and its authorized representatives reasonable access to the books and records of Buyer pertaining to the assets of Buying Fund and to officers of Buyer knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of Buyer.

     SECTION 5.7. Consents, Approvals and Filings. Each of Seller and Buyer shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Maryland General Corporation Law, the Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of Seller and Buyer shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of Seller and Buyer shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

     SECTION 5.8. Submission of Agreement to Shareholders. Seller shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Seller shall, through its Board of Directors/Trustees, recommend to the shareholders of Selling Fund approval of this Agreement. Seller shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

     SECTION 5.9. Delay of Consummation of Reorganization. The parties acknowledge and agree that if the Exchangeability Date has not occurred prior to the Closing Date, consummation of the Reorganization shall not occur on the Closing Date but instead shall be postponed until a mutually acceptable date occurring subsequent to the Exchangeability Date; provided, however, that in no event shall the consummation of the Reorganization occur on a date subsequent to the Termination Date. In the case of such postponement of the consummation of the Reorganization, the parties agree that the term "Closing Date" in this Agreement shall mean in each instance such mutually acceptable date subsequent to the Exchangeability Date as the parties may choose to consummate the Reorganization.

                                   ARTICLE 6

                   CONDITIONS PRECEDENT TO THE REORGANIZATION

     SECTION 6.1. Conditions Precedent of Buyer. The obligation of Buyer to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Buyer.

     (a) The representations and warranties of Seller on behalf of Selling Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Seller shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Buyer shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Seller, in such individual's capacity as an officer of Seller and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Seller certifying as to the accuracy and completeness of the attached Governing Documents of Seller, and resolutions, consents and authorizations of or regarding Seller with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

     (d) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

     (e) Buyer shall have received from Seller confirmations or other adequate evidence as to the tax costs and holding periods of the assets and property of Selling Fund transferred to Buying Fund in accordance with the terms of this Agreement.

     (f) To the extent applicable, Seller Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by Seller Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between Seller Investment Adviser and Selling Fund.

     SECTION 6.2. Mutual Conditions. The obligations of Seller and Buyer to consummate the Reorganization are subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more of which may be waived in writing by Seller and Buyer, but only if and to the extent that such waiver is mutual.

     (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by Seller and Buyer shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (b) This Agreement, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

     (c) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by Selling Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Agreement shall be included as assets of Selling Fund held immediately prior to the Reorganization.

     (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

     (e) The Registration Statement on Form N-14 filed by Buyer with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     (f) Seller and Buyer shall have received on or before the Closing Date an opinion of Buyer Counsel in form and substance reasonably acceptable to Seller and Buyer, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, Buyer Counsel may request and rely upon representations contained in certificates of officers of Seller, Buyer and others, and the officers of Seller and Buyer shall use their best efforts to make available such truthful certificates.

     SECTION 6.3. Conditions Precedent of Seller. The obligation of Seller to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Seller.

     (a) The representations and warranties of Buyer on behalf of Buying Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

     (b) Buyer shall have complied with and satisfied in all material respects all agreements and conditions relating to Buying Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

     (c) Seller shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Buyer, in such individual's capacity as an officer of Buyer and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of Buyer certifying as to the accuracy and completeness of the attached Governing Documents of Buyer and resolutions, consents and authorizations of or regarding Buyer with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

                                   ARTICLE 7

                            TERMINATION OF AGREEMENT

     SECTION 7.1. Termination. This Agreement may be terminated on or prior to the Closing Date as follows:

     (a) by mutual written consent of Seller and Buyer; or

     (b) at the election of Seller or Buyer, to be effectuated by the delivery by the terminating party to the other party of a written notice of such termination:

          (i) if the Closing Date shall not be on or before the Termination Date, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

          (ii) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

          (iii) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

     SECTION 7.2. Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of Section 5.3.

                                   ARTICLE 8

                                 MISCELLANEOUS

     SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Agreement, and the covenants in this Agreement that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Agreement that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

     SECTION 8.2. Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

     SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

     SECTION 8.4.  Obligations of Buyer and Seller.

     (a) Seller and Buyer hereby acknowledge and agree that Buying Fund is a separate investment portfolio of Buyer, that Buyer is executing this Agreement on behalf of Buying Fund, and that any amounts payable by Buyer under or in connection with this Agreement shall be payable solely from the revenues and assets of Buying Fund. Seller further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of Buyer in his or her capacity as an officer of Buyer intending to bind Buyer as provided herein, and that no officer, trustee or shareholder of Buyer shall be personally liable for the liabilities or obligations of Buyer incurred hereunder. Finally, Seller acknowledges and agrees that the liabilities and obligations of Buying Fund pursuant to this Agreement shall be enforceable against the assets of Buying Fund only and not against the assets of Buyer generally or assets belonging to any other series of Buyer.

     (b) Seller and Buyer hereby acknowledge and agree that Selling Fund is a separate investment portfolio of Seller, that Seller is executing this Agreement on behalf of Selling Fund and that any amounts payable by Seller under or in connection with this Agreement shall be payable solely from the revenues and assets of Selling Fund.

     SECTION 8.5. Amendments. This Agreement may not be amended, altered or modified except by a written instrument executed by Seller and Buyer.

     SECTION 8.6. Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

     SECTION 8.7. Interpretation. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

     SECTION 8.8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

     SECTION 8.9. Entire Agreement; Exhibits and Schedules. This Agreement, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 8.10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

          (a) If to Seller:

               INVESCO Money Market Funds, Inc.
               4350 South Monaco Street
               Denver, CO 80237
               Attn: Glen A. Payne

             with a copy to:

               Kirkpatrick & Lockhart LLP
               1800 Massachusetts Avenue, N.W., 2nd Floor
               Washington, D.C. 20036-1800
               Attn: Clifford J. Alexander

          (b) If to Buyer:

               AIM Tax-Exempt Funds
               11 Greenway Plaza, Suite 100
               Houston, TX 77046-1173
               Attn: Kevin M. Carome

             with a copy to:

               Ballard Spahr Andrews & Ingersoll, LLP
               1735 Market Street, 51st Floor
               Philadelphia, PA 19103-7599
               Attn: Martha J. Hays

     SECTION 8.11. Representations by Seller Investment Adviser. In its capacity as investment adviser to Seller, Seller Investment Adviser represents to Buyer that to the best of its knowledge the representations and warranties of Seller and Selling Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of Seller Investment Adviser who have substantive responsibility for the provision of investment advisory services to Seller do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.12. Representations by Buyer Investment Adviser. In its capacity as investment adviser to Buyer, Buyer Investment Adviser represents to Seller that to the best of its knowledge the representations and warranties of Buyer and Buying Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.12, the best knowledge standard shall be deemed to mean that the officers of Buyer Investment Adviser who have substantive responsibility for the provision of investment advisory services to Buyer do not have actual knowledge to the contrary after due inquiry.

     SECTION 8.13. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of Seller, on behalf of Selling Fund, and Buyer, on behalf of Buying Fund, and their respective successors and assigns. The parties hereto expressly acknowledge and agree that this Agreement shall be binding upon and inure to the benefit of those Delaware statutory trusts that are the resulting entities in the permitted restructurings and redomestications of funds set forth on Schedule 3.5(d).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          INVESCO MONEY MARKET FUNDS, INC.,
                                          acting on behalf of INVESCO TAX-FREE
                                          MONEY FUND

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                          AIM TAX-EXEMPT FUNDS, acting on behalf
                                          of AIM TAX-EXEMPT CASH FUND

                                          By:     /s/ ROBERT H. GRAHAM
                                            ------------------------------------

                                          A I M ADVISORS, INC.

                                          By:    /s/ MARK H. WILLIAMSON
                                            ------------------------------------

                                          INVESCO FUNDS GROUP, INC.

                                          By:   /s/ RAYMOND R. CUNNINGHAM
                                            ------------------------------------

                                   EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND

     None.

                                  SCHEDULE 2.1

                                                              CORRESPONDING CLASSES OF
CLASSES OF SHARES OF SELLING FUND                              SHARES OF BUYING FUND
---------------------------------                             ------------------------
Class A shares..............................................       Class A shares
Class B shares..............................................       Class B shares
Class C shares..............................................       Class C shares
Investor Class shares.......................................   Investor Class shares

                                  SCHEDULE 3.4

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND

     None.

                                SCHEDULE 3.5(d)

             PERMITTED RESTRUCTURINGS AND REDOMESTICATIONS OF FUNDS

CURRENT FUNDS                                               CORRESPONDING NEW FUNDS
-------------                                               -----------------------
AIM ADVISOR FUNDS................................  AIM INVESTMENT SECURITIES FUNDS
  (DELAWARE STATUTORY TRUST)                         (DELAWARE STATUTORY TRUST)
AIM International Core Equity Fund...............  AIM International Core Equity Fund
AIM Real Estate Fund.............................  AIM Real Estate Fund

AIM INTERNATIONAL FUNDS, INC. ...................  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
AIM European Growth Fund.........................  AIM European Growth Fund

INVESCO BOND FUNDS, INC. ........................  AIM BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO High Yield Fund..........................  INVESCO High Yield Fund
INVESCO Select Income Fund.......................  INVESCO Select Income Fund
INVESCO Tax-Free Bond Fund.......................  INVESCO Tax-Free Bond Fund
INVESCO U.S. Government Securities Fund..........  INVESCO U.S. Government Securities Fund

INVESCO COMBINATION STOCK & BOND FUNDS, INC. ....  AIM COMBINATION STOCK & BOND FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Balanced Fund............................  INVESCO Balanced Fund
INVESCO Total Return Fund........................  INVESCO Total Return Fund

INVESCO COUNSELOR SERIES FUNDS, INC. ............  AIM COUNSELOR SERIES TRUST
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Advantage Fund...........................  INVESCO Advantage Fund

INVESCO INTERNATIONAL FUNDS, INC. ...............  AIM INTERNATIONAL MUTUAL FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO European Fund............................  INVESCO European Fund
INVESCO International Blue Chip Value Fund.......  INVESCO International Blue Chip Value Fund

INVESCO MONEY MARKET FUNDS, INC. ................  AIM TREASURER'S SERIES FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Cash Reserves Fund.......................  INVESCO Cash Reserves Fund
INVESCO Tax-Free Money Fund......................  INVESCO Tax-Free Money Fund

INVESCO SECTOR FUNDS, INC. ......................  AIM SECTOR FUNDS
  (MARYLAND CORPORATION)                             (DELAWARE STATUTORY TRUST)
INVESCO Energy Fund..............................  INVESCO Energy Fund
INVESCO Financial Services Fund..................  INVESCO Financial Services Fund
INVESCO Real Estate Opportunity Fund.............  INVESCO Real Estate Opportunity Fund
INVESCO Technology Fund..........................  INVESCO Technology Fund
INVESCO Telecommunications Fund..................  INVESCO Telecommunications Fund
INVESCO Utilities Fund...........................  INVESCO Utilities Fund

INVESCO STOCK FUNDS, INC. .......................  AIM STOCK FUNDS
  (MARYLAND CORPORATION)                           (DELAWARE STATUTORY TRUST)
INVESCO Growth Fund..............................  INVESCO Growth Fund
INVESCO Growth & Income Fund.....................  INVESCO Growth & Income Fund
INVESCO Value Equity Fund........................  INVESCO Value Equity Fund

                                  SCHEDULE 4.4

                 CERTAIN CONTINGENT LIABILITIES OF BUYING FUND

     None.

                                SCHEDULE 4.5(a)

                              PORTFOLIOS OF BUYER

AIM High Income Municipal Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

                                SCHEDULE 4.5(b)

                                                              NUMBER OF SHARES OF EACH CLASS
CLASSES OF SHARES OF BUYING FUND                               BUYER IS AUTHORIZED TO ISSUE
--------------------------------                              ------------------------------
Class A shares..............................................            Unlimited
Class B shares..............................................            Unlimited
Class C shares..............................................            Unlimited
Investor Class shares.......................................            Unlimited

                                  SCHEDULE 5.1

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science & Technology Fund into INVESCO Technology
  Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                                SCHEDULE 6.2(f)

                                  TAX OPINIONS

     (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Agreement, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

     (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders; provided that, no opinion is expressed as to the effect of the Reorganization on Selling Fund or any Selling Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer of a taxpayer's rights (or obligations) with respect to such asset) under a mark-to-market system of accounting.

     (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

     (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

     (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

     (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

     (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

     (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

     (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

                                                                     APPENDIX II

                     AIM TAX-EXEMPT CASH FUND

                     July 21, 2003




                     Prospectus

                     AIM Tax-Exempt Cash Fund seeks to earn the highest level of current income exempt from federal income taxes that is consistent with the preservation of capital and liquidity.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A and Investor Class shares of the fund. Please read it before investing and keep it for future reference.

                     Investor Class shares offered by this prospectus are offered only to grandfathered investors. Please see the section of the prospectus entitled "Purchasing
                     Shares -- Grandfathered Investors."

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    2

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisor                                          4

Advisor Compensation                                 4

OTHER INFORMATION                                    4
------------------------------------------------------
Dividends and Distributions                          4

Special Tax Information Regarding the Fund           4

FINANCIAL HIGHLIGHTS                                 5
------------------------------------------------------
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to earn the highest level of current income exempt from federal income taxes that is consistent with the preservation of capital and liquidity. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund attempts to meet its objective by investing, normally, at least 80% of its assets in securities that (1) pay interest which is excluded from gross income for federal income tax purposes, and (2) do not produce income that will be considered to be an item of preference for purposes of the alternative minimum tax. In complying with this 80% investment requirement, the fund's investments may include investments in synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments. The fund will invest only in high-quality short-term obligations, including

- municipal securities

- tax-exempt commercial paper

- cash equivalents

    Municipal securities include debt obligations of varying maturities issued to obtain funds for various public purposes by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. Municipal lease obligations, synthetic municipal securities and industrial development bonds are treated as municipal securities.

    The fund may invest (1) up to 20% of its net assets in money market instruments that may be subject to federal taxes, including treasury securities, repurchase agreements, bankers' acceptances, commercial paper and master notes;
(2) less than 25% of its total assets in securities of issuers who are located in the same state; (3) less than 25% of its total assets in industrial development bonds; (4) less than 25% of its total assets in securities, the interest on which is paid from revenues of similar type projects; and (5) up to 100% of its total assets in the securities in category four if the principal and interest on the securities is guaranteed by a bank or financial service provider. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

    The portfolio managers focus on securities that they believe have favorable prospects for current income, consistent with their concerns for preservation of capital and liquidity. The portfolio managers usually hold fixed-rate portfolio securities to maturity, but put or sell a particular security when they deem it advisable, such as when any of the factors above materially changes.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.

    The following factors could reduce the fund's income and/or share price:

- sharply rising or falling interest rates;

- downgrades of credit ratings or defaults of any of the fund's holdings; or

- events adversely affecting the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial service industries.

    The value of, payment of interest and repayment of principal by, and the ability of the fund to sell, a municipal security may also be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations and voter initiatives as well as the economics of the regions in which the fund invests.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Class A shares from year to year. Class A shares of AIM Tax-Exempt Cash Fund are not subject to sales loads.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1993...................................................................   1.76%
1994...................................................................   2.24%
1995...................................................................   2.99%
1996...................................................................   2.83%
1997...................................................................   3.08%
1998...................................................................   2.99%
1999...................................................................   2.87%
2000...................................................................   3.80%
2001...................................................................   2.38%
2002...................................................................   0.87%


    The fund's Class A shares' year-to-date total return as of June 30, 2003 was 0.29%.

    During the periods shown in the bar chart, the highest quarterly return was 1.00% (quarter ended December 31, 2000) and the lowest quarterly return was 0.19% (quarter ended September 30, 2002).

PERFORMANCE TABLE

The following performance table reflects the fund's performance over the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------
(for the periods ended December                                      INCEPTION
31, 2002)                           1 YEAR    5 YEARS    10 YEARS      DATE
-----------------------------------------------------------------------------
Class A                               0.87%     2.58%       2.58%    09/22/82
Investor Class(1)                     0.87%     2.58%       2.58%    09/22/82(1)
-----------------------------------------------------------------------------

(1) The returns shown for these periods are the restated historical performance of the fund's Class A shares at the net asset value and reflect the Rule 12b-1 fees applicable to Class A shares. Investor Class shares would have different returns because, although the shares are invested in the same portfolio of securities, the Investor Class has a different expense structure. The inception date shown in the table is that of the fund's Class A shares. As of July 21, 2003, Investor Class shares have not commenced operations.
The seven-day yield on December 31, 2002 for the fund's Class A shares was 0.86%. For the current seven-day yield, call (800) 347-4246.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------------
(fees paid directly from                                                     INVESTOR
your investment)                                                  CLASS A     CLASS
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                                    None        None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                                                 None        None
-------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)
-------------------------------------------------------------------------------------
(expenses that are deducted                                                  INVESTOR
from fund assets)                                                 CLASS A     CLASS
-------------------------------------------------------------------------------------
Management Fees                                                    0.35%       0.35%

Distribution and/or
Service (12b-1) Fees                                               0.25        0.00

Other Expenses(2)                                                  0.34        0.34

Total Annual Fund
Operating Expenses                                                 0.94        0.69

Fee Waiver(3)                                                      0.15        0.00

Net Expenses                                                       0.79        0.69
-------------------------------------------------------------------------------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Other Expenses for Investor Class shares are based on estimated average net assets for the current fiscal year.
(3) The distributor has contractually agreed to waive 0.15% of the Class A shares Rule 12b-1 distribution plan payments. The waiver agreement is in effect through March 31, 2005.

You may also be charged a transaction or other fee by the financial institution managing your account.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. This example reflects the contractual expense waivers for the one-year and the first year of the three-, five- and ten-year periods. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Class A                                     $81      $285      $505      $1,141
Investor Class                               70       221       384         859
--------------------------------------------------------------------------------

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 190 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended March 31, 2003, the advisor received compensation of 0.35% of average daily net assets.

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares dividends on each business day and pays any dividends monthly.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

SPECIAL TAX INFORMATION REGARDING THE FUND

In addition to the general tax information set forth under the heading "Shareholder Information--Taxes" in this prospectus, the following information describes the tax impact of certain dividends you may receive from the fund.

    You will not be required to include the "exempt-interest" portion of dividends paid by the fund in your gross income for federal income tax purposes. You will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on your federal income tax returns. Exempt-interest dividends from the fund may be subject to state and local income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness, and may have other collateral federal income tax consequences for you. The fund may invest in municipal securities the interest on which constitutes an item of tax preference and could give rise to a federal alternative minimum tax liability for you, and may invest up to 20% of its net assets in such securities and other taxable securities. The fund will try to minimize investments that result in taxable dividends.

    To the extent that dividends paid by the fund are derived from taxable investments or realized capital gains, they will be taxable as ordinary income or long-term capital gains. The percentage of dividends that constitutes exempt-interest dividends will be determined annually. This percentage may differ from the actual percentage of exempt interest received by the fund for the particular days in which you hold shares.

    From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the fund to pay exempt-interest dividends might be adversely affected.

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The information for the fiscal years 2003, 2002 and 2001 has been audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. Information for the prior fiscal years or periods was audited by other public accountants.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------
                                                               2003          2002       2001       2000       1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
--------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.01          0.02       0.04       0.03       0.03
--------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                       (0.01)        (0.02)     (0.04)     (0.03)     (0.03)
====================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                  0.77%         1.84%      3.76%      3.05%      2.90%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $66,342       $54,996    $63,480    $60,440    $61,159
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.79%(b)      0.79%      0.76%      0.80%      0.79%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            0.94%(b)      0.94%      0.91%      0.95%      0.94%
====================================================================================================================
Ratio of net investment income to average net assets             0.76%         1.85%      3.68%      2.99%      2.83%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b) Ratios are based on average daily net assets of $60,471,429.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

           (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

           (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                            ------------------------
                            AIM TAX-EXEMPT CASH FUND
                            ------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM TAX-EXEMPT CASH FUND
 SEC 1940 Act file number: 811-7890
------------------------------------

AIMinvestments.com               TEC-PRO-1

                                                                    APPENDIX III

                                  [REGISTRANT]

                      MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this   day of           , 200 , by and between
[Registrant], a Delaware statutory trust (the "Trust") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the Board of Trustees of the Trust (the "Board of Trustees") to create separate series of shares of beneficial interest of the Trust, and as of the date of this Agreement, the Board of Trustees has created separate series portfolios (such portfolios and any other portfolios hereafter added to the Trust being referred to collectively herein as the "Funds"); and

     WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give the Trust and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Trustees;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Trustees; and

          (e) take, on behalf of the Trust and the Funds, all actions which appear to the Trust and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

                                      III-1

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Trustees; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Trustees with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Trustees and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

     6. Control by Board of Trustees. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Trustees.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Trust, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Declaration of Trust, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Trust, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than

                                      III-2
     that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Trustees may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Trust, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Trust understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Trust has no objection to the Advisor so acting, provided that whenever the Trust and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Trust recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

                                      III-3

     12. Non-Exclusivity. The Trust understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Trust further understands and agrees that officers or directors of the Advisor may serve as officers or trustees of the Trust, and that officers or trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect
until           , 200 , and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Trust or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Trust or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Trust individually but are binding only upon the assets and property of the Trust and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the

                                      III-4

Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Trust shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Trust with respect to such series of shares.

                                      III-5

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

                                          [REGISTRANT]
                                          (a Delaware statutory trust)
Attest:

-----------------------------------------       By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

Attest:
                                                A I M ADVISORS, INC.

-----------------------------------------
                                                By: ----------------------------------------------------
           Assistant Secretary
                                                                       President
(SEAL)

                                      III-6

                                   APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                  EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                  ------------------------------------
[To Be Added]                                                 [To Be Added]

                                   APPENDIX B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

     [To Be Added -- Please see Exhibit L for the annual rates applicable to your Fund]

                                                                     APPENDIX IV

                             [NAME OF INVESCO FUND]

                      AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of August 13, 2003, by and between [name of current INVESCO Fund], a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and [name of new Delaware statutory trust], a Delaware statutory trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company currently publicly offers shares of common stock representing interests in one or more separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated one or more classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B to this Agreement and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization, the Board of Trustees of the Trust has established a series portfolio corresponding to each of the Current Funds (each a "New Fund"), and has designated one or more classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     Each Current Fund desires to provide for its Reorganization (each, a "Reorganization" and collectively, the "Reorganizations") through the transfer of all of its assets to the corresponding New Fund in exchange for the assumption by such New Fund of the liabilities of the corresponding Current Fund and the issuance by the Trust to such Current Fund of shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by a Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). Each Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     Each Reorganization of each Current Fund is dependent upon the consummation of the Reorganization of all of the other Current Funds, so that the Reorganizations of all of the Current Funds must be consummated if any of them are to be consummated. For convenience, the balance of this Agreement refers only to a single Reorganization, but the terms and conditions hereof shall apply separately to each Reorganization and to the Current Fund and the corresponding New Fund participating therein, as applicable.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Internal Revenue Code of 1986, as amended.

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  DEFINITIONS

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of Assets, assumption of Liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4 "Current Fund" shall mean each of the series portfolios of the Company as shown on Schedule A.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund as shown on Schedule B.

     1.6 "Current Fund Shares" shall mean the shares of a Current Fund outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class of shares of beneficial interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund issued to a Current Fund hereunder.

     1.12 "Registration Statement" shall have the meaning set forth in Section 5.4.

     1.13 "RIC" shall mean a "regulated investment company" (as defined under Subchapter M of the Code).

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2.

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2.  PLAN OF REORGANIZATION

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell, convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of each New Fund, agrees in exchange therefor:

          (a) to issue and deliver to the corresponding Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class designated on Schedule B equal to the number of full and fractional Current Fund Shares of each corresponding Current Fund Class designated on Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $10.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 Following receipt of the required shareholder vote and as soon as reasonably practicable after the Closing, the status of each Current Fund as a designated series of the Company shall be terminated; provided, however, that the termination of each Current Fund as a designated series of the Company shall not be required if the Reorganization shall not have been consummated.

     2.4 Following receipt of the required shareholder vote and as soon as reasonably practicable after distribution of the New Fund Shares pursuant to
Section 2.2, the Company and the Trust shall cause Articles of Transfer to be filed with the State Department of Assessments and Taxation of Maryland and, following the filing of Articles of Transfer, the Company shall file Articles of Dissolution with the State Department of Assessments and Taxation of Maryland to dissolve the Company as a Maryland corporation; provided, however, that the filing of Articles of Transfer and Articles of Dissolution as aforesaid shall not be required if the Reorganization shall not have been consummated.

     2.5 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.6 Any reporting responsibility of the Company or each Current Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

3.  CLOSING

     3.1 The Closing shall occur at the principal office of the Company on [date], 2003, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New

Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each taxable year since it commenced operations that has ended (or will end) before the Closing and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each calendar year that has ended (or will end) before the Closing that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such calendar year;

          (g) During the five-year period ending on the date of the Reorganization, neither Company nor any person related to Company (as defined in Section 1.368-1(e)(3) of the Federal income tax regulations adopted pursuant to the Code without regard to Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of a Current Fund for consideration other than shares of such Current Fund, except for shares redeemed in the ordinary course of such Current Fund's business as an open-end investment company as required by the 1940 Act, or (ii) made distributions with respect to a Current Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in such Current Fund at the Effective Time. There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization to be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as a series of an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders;

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject; and

          (n) The total adjusted basis of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred assets are subject.

     4.2 The Trust represents and warrants on its own behalf and on behalf of each New Fund as follows:

          (a) The Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) The Trust is duly registered as an open-end management investment company under the 1940 Act. At the Effective Time, the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement shall be duly registered under the Securities Act of 1933 by a Registration Statement filed with the SEC;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and each New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to each corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and nonassessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of such business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets, provided, however that this Section 4.2(j) shall not preclude any of the combinations of funds set forth on Schedule C to this Agreement; and

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or statutory trust or "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization, provided, however that this Section 4.2(k) shall not preclude any of the combinations of Funds set forth on Schedule C.

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5.  COVENANTS

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its shareholders (the "Shareholders Meeting") to consider and act on this Agreement and, in connection therewith, the sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. The Board of Directors of the Company shall recommend that shareholders approve this Agreement and, in connection therewith, sale of all of the Company's assets and the dissolution of the Company as a Maryland corporation. Approval by shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 Prior to the Closing, the Company shall acquire one New Fund Share in each New Fund Class of each New Fund for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3.

     5.3 Immediately prior to the Closing, the Trust (on its own behalf and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Sub-Advisory Agreement, if applicable, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement, and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-l of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act; and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-lA under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which will contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization, (ii) which will register the New Fund Shares to be issued pursuant to Section 2.1 of this Agreement, and (iii) if applicable, under which the Trust will succeed to the Registration Statement, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6.  CONDITIONS PRECEDENT

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

          6.1 The shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

          6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

          6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

             (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (b) No gain or loss will be recognized to a Current Fund on the transfer of its Assets to the corresponding New Fund in exchange solely for the New Fund's New Fund Shares and the New Fund's assumption of the Current Fund's Liabilities or on the subsequent distribution of those New Fund Shares to its Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

             (c) No gain or loss will be recognized to a New Fund on its receipt of the corresponding Current Fund's Assets in exchange for New Fund Shares and its assumption of the Current Fund's Liabilities;

             (d) Each New Fund's basis for the corresponding Current Fund's Assets will be the same as the basis thereof in the Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for those Assets will include the Current Fund's holding period therefor;

             (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

             (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for such Current Fund Shares, provided that such Current Fund Shares are held as capital assets by the Shareholder at the Effective Time.

          6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Sections 6.1 and 6.3) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's Shareholders.

7.  EXPENSES

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8.  ENTIRE AGREEMENT

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9.  AMENDMENT

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the shareholders' interests.

10.  TERMINATION

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's shareholders:

          10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2003; or

          10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11.  MISCELLANEOUS

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by a duly authorized officer of the Trust in his or her capacity as an officer of the Trust intending to bind the Trust as provided herein, and no officer, trustee or shareholder of the Trust shall be personally liable for the liabilities or obligations of the Trust incurred hereunder. The liabilities and obligations of the Trust pursuant to this Agreement shall be enforceable against the assets of the New Funds only and not against the assets of the Trust generally.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                       [NAME OF MARYLAND CORPORATION],
                                              on behalf of each of its series listed in Schedule A

                                              By: ----------------------------------------------------
--------------------------------------------

                                              Title:
                                              --------------------------------------------------
Attest:                                       [NAME OF DELAWARE STATUTORY TRUST],
                                              on behalf of each of its series listed in Schedule A

                                              By: ----------------------------------------------------
--------------------------------------------

                                              Title:
                                              --------------------------------------------------

                                   SCHEDULE A

SERIES OF                                                      CORRESPONDING SERIES OF
[MARYLAND CORPORATION]                                        [DELAWARE STATUTORY TRUST]
(EACH A "CURRENT FUND")                                          (EACH A "NEW FUND")
-----------------------                                       --------------------------
[To Be Added]...............................................        [To Be Added]

                                   SCHEDULE B

                                                              CORRESPONDING CLASSES OF
CLASSES OF EACH CURRENT FUND                                       EACH NEW FUND
----------------------------                                  ------------------------
[To Be Added]...............................................       [To Be Added]

                                   SCHEDULE C

                        PERMITTED COMBINATIONS OF FUNDS

INVESCO Advantage Fund into AIM Opportunities III Fund

INVESCO Growth Fund into AIM Large Cap Growth Fund

INVESCO Growth & Income Fund into AIM Blue Chip Fund

INVESCO European Fund into AIM European Growth Fund

AIM International Core Equity Fund into INVESCO
  International Blue Chip Value Fund

AIM New Technology Fund into INVESCO Technology Fund

AIM Global Science and Technology Fund into INVESCO
  Technology Fund

INVESCO Telecommunications Fund into INVESCO Technology Fund

AIM Global Financial Services Fund into INVESCO Financial
  Services Fund

AIM Global Energy Fund into INVESCO Energy Fund

AIM Global Utilities Fund into INVESCO Utilities Fund

INVESCO Real Estate Opportunity Fund into AIM Real Estate
  Fund

INVESCO Tax-Free Bond Fund into AIM Municipal Bond Fund

INVESCO High Yield Fund into AIM High Yield Fund

INVESCO Select Income Fund into AIM Income Fund

INVESCO U.S. Government Securities Fund into AIM
  Intermediate Government Fund

INVESCO Cash Reserves Fund into AIM Money Market Fund

INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund

INVESCO Balanced Fund into INVESCO Total Return Fund

INVESCO Value Equity Fund into AIM Large Cap Basic Value
  Fund

AIM Premier Equity Fund II into AIM Premier Equity Fund

                            AIM TAX-EXEMPT CASH FUND,
                       A PORTFOLIO OF AIM TAX-EXEMPT FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 347-4246

                          INVESCO TAX-FREE MONEY FUND,
                 A PORTFOLIO OF INVESCO MONEY MARKET FUNDS, INC.
                            4350 South Monaco Street
                             Denver, Colorado 80237
                            Toll Free: (800) 525-8085



                       STATEMENT OF ADDITIONAL INFORMATION

                (October 21, 2003 Special Meeting of Shareholders
                         of INVESCO Tax-Free Money Fund)


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated August 25, 2003 of AIM Tax-Exempt Cash Fund for use in connection with the Special Meeting of Shareholders of INVESCO Tax-Free Money Fund to be held on October 21, 2003. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739 or by calling 1-800-347-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information for AIM Tax-Exempt Funds dated July 21, 2003, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is August 15,
2003.

                                TABLE OF CONTENTS

THE TRUST.........................................................................................................3

DESCRIPTION OF PERMITTED INVESTMENTS..............................................................................3

TRUSTEES AND OFFICERS OF THE TRUST................................................................................3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................................3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION.....................................3

PORTFOLIO TRANSACTIONS............................................................................................3

DESCRIPTION OF SHARES.............................................................................................3

DETERMINATION OF NET ASSET VALUE..................................................................................4

TAXES.............................................................................................................4

PERFORMANCE DATA..................................................................................................4

FINANCIAL INFORMATION.............................................................................................4



Appendix I    -  Statement of Additional Information of the Trust
Appendix II   -  Audited Financial Statements of INVESCO Tax-Free Money Fund
                 (5/31/03)
Appendix III  -  Pro forma Financial Statements

THE TRUST

This Statement of Additional Information relates to AIM Tax-Exempt Funds (the "Trust") and its investment portfolio, AIM Tax-Exempt Cash Fund (the "Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

For a discussion of the fundamental and nonfundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and trustees of the Fund, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

The audited financial statements of the Fund, and the report thereon by Ernst & Young LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

The audited financial statements of INVESCO Tax-Free Money Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth in the Annual Report of INVESCO Tax-Free Money Fund, dated May 31, 2003, which is incorporated herein by reference and attached hereto as Appendix II.

Pro forma financial statements for AIM Tax-Exempt Cash Fund, giving effect to the reorganization of INVESCO Tax-Free Money Fund into AIM Tax-Exempt Cash Fund, are attached hereto as Appendix III.

                                                                      APPENDIX I

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                              AIM TAX-EXEMPT FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                 --------------
THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS A3, CLASS B, CLASS C AND INVESTOR CLASS SHARES, AS APPLICABLE, OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY, THE "FUNDS") OF AIM TAX-EXEMPT FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS A3, CLASS B, CLASS C AND INVESTOR CLASS SHARES, AS APPLICABLE, OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246

                                ---------------

         THIS STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 21, 2003, RELATES TO THE CLASS A, CLASS A3, CLASS B AND CLASS C AND INVESTOR CLASS
              SHARES, AS APPLICABLE, OF THE FOLLOWING PROSPECTUSES:

                           FUND                                        DATED
                           ----                                        -----
      AIM HIGH INCOME MUNICIPAL FUND - CLASS A, CLASS B            JULY 21, 2003
                   AND CLASS C SHARES
       AIM TAX-EXEMPT CASH FUND - CLASS A AND INVESTOR             JULY 21, 2003
                     CLASS SHARES
             AIM TAX-FREE INTERMEDIATE FUND -
              CLASS A AND CLASS A3 SHARES                          JULY 21, 2003

                              AIM TAX-EXEMPT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                       PAGE
GENERAL INFORMATION ABOUT THE TRUST...............................................................       1
     Fund History.................................................................................       1
     Shares of Beneficial Interest................................................................       1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..........................................       3
     Classification...............................................................................       3
     Investment Strategies and Risks..............................................................       3
            Debt Investments......................................................................       7
            Other Investments.....................................................................      13
            Investment Techniques.................................................................      15
            Derivatives...........................................................................      19
            Diversification Requirements - AIM Tax-Exempt Cash Fund...............................      24
     Fund Policies................................................................................      24
     Temporary Defensive Positions................................................................      27

MANAGEMENT OF THE TRUST...........................................................................      28
     Board of Trustees............................................................................      28
     Management Information.......................................................................      28
            Trustee Ownership of Fund Shares......................................................      29
            Factors Considered in Approving the Investment Advisory Agreement.....................      29
     Compensation.................................................................................      30
            Retirement Plan For Trustees..........................................................      30
            Deferred Compensation Agreements......................................................      30
            Purchase of Class A Shares of the Funds at Net Asset Value............................      31
     Codes of Ethics..............................................................................      31
     Proxy Voting Policies........................................................................      31

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................      31

INVESTMENT ADVISORY AND OTHER SERVICES............................................................      32
     Investment Advisor...........................................................................      32
     Service Agreements...........................................................................      34
     Other Service Providers......................................................................      34

BROKERAGE ALLOCATION AND OTHER PRACTICES..........................................................      35
     Brokerage Transactions.......................................................................      35
     Commissions..................................................................................      35
     Brokerage Selection..........................................................................      36
     Directed Brokerage (Research Services).......................................................      37
     Regular Brokers or Dealers...................................................................      37
     Allocation of Portfolio Transactions.........................................................      37

PURCHASE, REDEMPTION AND PRICING OF SHARES........................................................      37
     Purchase and Redemption of Shares............................................................      37
     Offering Price...............................................................................      56
     Redemption In Kind...........................................................................      57
     Backup Withholding...........................................................................      57

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS..........................................................      58
     Dividends and Distributions..................................................................      58
     Tax Matters..................................................................................      59

DISTRIBUTION OF SECURITIES........................................................................      65
     Distribution Plans...........................................................................      65
     Distributor..................................................................................      67

CALCULATION OF PERFORMANCE DATA...................................................................      68

APPENDICES:

RATINGS OF DEBT SECURITIES........................................................................     A-1

TRUSTEES AND OFFICERS.............................................................................     B-1

TRUSTEE COMPENSATION TABLE........................................................................     C-1

PROXY VOTING POLICIES.............................................................................     D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................     E-1

MANAGEMENT FEES...................................................................................     F-1

ADMINISTRATIVE SERVICES FEES......................................................................     G-1

BROKERAGE COMMISSIONS.............................................................................     H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS..     I-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS...........................     J-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS.....................................     K-1

TOTAL SALES CHARGES...............................................................................     L-1

PERFORMANCE DATA..................................................................................     M-1

FINANCIAL STATEMENTS..............................................................................      FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Tax-Exempt Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of three separate portfolios: AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally incorporated on May 3, 1993 as AIM Tax-Exempt Funds, Inc. ("ATEF"), a Maryland corporation. The Trust reorganized as a Delaware business trust on June 1, 2000. Each Fund acquired all the assets and assumed all of the liabilities of the series portfolios with corresponding names of AIM Tax-Exempt Funds, Inc. All historical financial and other information contained in this Statement of Additional Information for periods prior to June 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof).

         On October 15, 1993, pursuant to an Agreement and Plan of Reorganization between ATEF and AIM Funds Group ("AFG"), a Massachusetts business trust, AIM Tax-Exempt Cash Fund succeeded to the assets and assumed the liabilities of AFG's AIM Tax-Exempt Cash Fund (the "AFG Fund"). Similarly, on October 15, 1993, pursuant to an Agreement and Plan of Reorganization between ATEF and Tax-Free Investments Co., a Maryland corporation ("TFIC"), ATEF's AIM Tax-Free Intermediate Fund (named the Intermediate Portfolio prior to September 25, 1997) succeeded to the assets and assumed the liabilities of TFIC's Intermediate Portfolio (together with the AFG Fund, the "TFIC Predecessor Funds"). All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to such Funds is that of the TFIC Predecessor Funds.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers separate Classes of shares as follows:

                                                                               INVESTOR
             FUND                 CLASS A    CLASS A3    CLASS B    CLASS C     CLASS
             ----                 -------    --------    -------    -------     ------
AIM High Income Municipal Fund       X                      X          X
AIM Tax-Exempt Cash Fund             X                                             X
AIM Tax-Free Intermediate Fund       X           X

         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights for any class of any Fund except that the Class B shares of AIM High Income Municipal Fund automatically convert to Class A shares. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds -- Registered Trademark --. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                              AIM TAX-EXEMPT FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

--------------------------------------------------------------------------------------------------------------------
          FUND

        SECURITY/
       INVESTMENT            AIM HIGH INCOME MUNICIPAL    AIM TAX-EXEMPT CASH FUND    AIM TAX-FREE INTERMEDIATE FUND
        TECHNIQUE                      FUND
--------------------------------------------------------------------------------------------------------------------
                                                             EQUITY INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Common Stock
--------------------------------------------------------------------------------------------------------------------
Preferred Stock
--------------------------------------------------------------------------------------------------------------------
Convertible Securities
--------------------------------------------------------------------------------------------------------------------
Alternative Equity
Securities
--------------------------------------------------------------------------------------------------------------------
                                                            FOREIGN INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
Foreign Securities
--------------------------------------------------------------------------------------------------------------------
Foreign Government
Obligations
--------------------------------------------------------------------------------------------------------------------
Foreign Exchange
Transactions
--------------------------------------------------------------------------------------------------------------------
                                                              DEBT INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
U.S. Government
Obligations                              X                            X                               X
--------------------------------------------------------------------------------------------------------------------
Rule 2a-7 Requirements                                                X
--------------------------------------------------------------------------------------------------------------------
Mortgage-Backed and
Asset-Backed Securities                  X                                                            X
--------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage
Obligations
--------------------------------------------------------------------------------------------------------------------
Bank Instruments                                                      X
--------------------------------------------------------------------------------------------------------------------
Commercial Instruments                                                X
--------------------------------------------------------------------------------------------------------------------
Participation Interests                  X                            X
--------------------------------------------------------------------------------------------------------------------
Municipal Securities                     X                            X                               X
--------------------------------------------------------------------------------------------------------------------
Municipal Lease
Obligations                              X                            X
--------------------------------------------------------------------------------------------------------------------
Investment Grade
Corporate Debt
Obligations                              X                            X                               X
--------------------------------------------------------------------------------------------------------------------

                              AIM TAX-EXEMPT FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

--------------------------------------------------------------------------------------------------------------------
          FUND

        SECURITY/
       INVESTMENT            AIM HIGH INCOME MUNICIPAL    AIM TAX-EXEMPT CASH FUND    AIM TAX-FREE INTERMEDIATE FUND
        TECHNIQUE                      FUND
--------------------------------------------------------------------------------------------------------------------
Junk Bonds                               X
--------------------------------------------------------------------------------------------------------------------
                                                             OTHER INVESTMENTS
--------------------------------------------------------------------------------------------------------------------
REITs
--------------------------------------------------------------------------------------------------------------------
Other Investment
Companies                                X                            X                              X
--------------------------------------------------------------------------------------------------------------------
Defaulted Securities                     X
--------------------------------------------------------------------------------------------------------------------
Municipal Forward
Contracts                                X
--------------------------------------------------------------------------------------------------------------------
Variable or Floating
Rate Instruments                         X                            X                              X
--------------------------------------------------------------------------------------------------------------------
Indexed Securities                       X
--------------------------------------------------------------------------------------------------------------------
Zero-Coupon and
Pay-in-Kind Securities                   X
--------------------------------------------------------------------------------------------------------------------
Synthetic Municipal
Instruments                              X                            X
--------------------------------------------------------------------------------------------------------------------
                                                           INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------------------------------------------
Delayed Delivery
Transactions                             X                            X                              X
--------------------------------------------------------------------------------------------------------------------
When-Issued Securities                   X                            X                              X
--------------------------------------------------------------------------------------------------------------------
Short Sales                              X                                                           X
--------------------------------------------------------------------------------------------------------------------
Margin Transactions
--------------------------------------------------------------------------------------------------------------------
Swap Agreements
--------------------------------------------------------------------------------------------------------------------
Interfund Loans                          X                            X                              X
--------------------------------------------------------------------------------------------------------------------
Borrowing                                X                            X                              X
--------------------------------------------------------------------------------------------------------------------
Lending Portfolio
Securities                               X                            X                              X
--------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                    X                            X                              X
--------------------------------------------------------------------------------------------------------------------
Reverse Repurchase
Agreements                               X                            X                              X
--------------------------------------------------------------------------------------------------------------------

                              AIM TAX-EXEMPT FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

--------------------------------------------------------------------------------------------------------------------
          FUND

        SECURITY/
       INVESTMENT            AIM HIGH INCOME MUNICIPAL    AIM TAX-EXEMPT CASH FUND    AIM TAX-FREE INTERMEDIATE FUND
        TECHNIQUE                      FUND
--------------------------------------------------------------------------------------------------------------------
Dollar Rolls
--------------------------------------------------------------------------------------------------------------------
Illiquid Securities                      X                            X                              X
--------------------------------------------------------------------------------------------------------------------
Rule 144A Securities                     X                            X                              X
--------------------------------------------------------------------------------------------------------------------
Unseasoned Issuers
--------------------------------------------------------------------------------------------------------------------
Sale of Money Market
Securities                                                            X
--------------------------------------------------------------------------------------------------------------------
Standby Commitments                      X
--------------------------------------------------------------------------------------------------------------------
                                                                DERIVATIVES
--------------------------------------------------------------------------------------------------------------------
Equity-Linked
Derivatives
--------------------------------------------------------------------------------------------------------------------
Put Options                              X
--------------------------------------------------------------------------------------------------------------------
Call Options                             X                                                           X
--------------------------------------------------------------------------------------------------------------------
Straddles                                X
--------------------------------------------------------------------------------------------------------------------
Warrants                                 X                                                           X
--------------------------------------------------------------------------------------------------------------------
Futures Contracts and
Options on Futures
Contracts                                X                                                           X
--------------------------------------------------------------------------------------------------------------------
Forward Currency
Contracts
--------------------------------------------------------------------------------------------------------------------
Cover                                    X                                                           X
--------------------------------------------------------------------------------------------------------------------

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         RULE 2A-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from an NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from an NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

         AIM Tax-Exempt Cash Fund will limit investments in money market instruments to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two NRSROs, or, if only rated by one NRSRO, are rated in the highest rating category by the NRSRO, or if unrated, are determined by the Fund's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

         Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

         If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

         BANK INSTRUMENTS. The Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

         COMMERCIAL INSTRUMENTS. Each Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

         PARTICIPATION INTERESTS. A Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company ("the Borrower"). Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

         MUNICIPAL SECURITIES. "Municipal Securities" include debt obligations of states, territories or possessions of the United States and District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

         Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters - Tax Matters."

         The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.

         Municipal Securities also include the following securities:

               - Bond Anticipation Notes usually are general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds.

               - Tax Anticipation Notes are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer.

               - Revenue Anticipation Notes are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer.

               - Tax-Exempt Commercial Paper (Municipal Paper) is similar to taxable commercial paper, except that tax-exempt commercial paper is issued by states, municipalities and their agencies.

         The Funds also may purchase participation interests or custodial receipts from financial institutions. These participation interests give the purchaser an undivided interest in one or more underlying Municipal Securities.

         Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

         Maturities. AIM Tax-Exempt Cash Fund will attempt to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with applicable rules and regulations. Accordingly, the Fund invests only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. The maturity of a security held by the Fund is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or that are subject to redemption or repurchase agreements are deemed to have maturities shorter than their stated maturities.

          AIM Tax-Free Intermediate Fund may invest only in Municipal Securities which have maturities of ten and one-half years or less, and will maintain a dollar weighted average maturity of more than three years and not more than seven and one-half years. For purposes of this limitation, the maturity of an instrument will be considered to be the earlier of:

         (a) the stated maturity of the instrument; or

         (b) the date, if any, on which the issuer has agreed to redeem or purchase the instrument; or

         (c) in the case of a variable rate instrument, the next date on which the coupon rate is to be adjusted.

         AIM High Income Municipal Fund may invest its assets without regard to the maturity of the various securities it purchases, and will not seek to maintain any particular average portfolio maturity.

         Quality Standards. The following quality standards apply at the time a security is purchased. Information concerning the ratings criteria of Moody's, S&P, and Fitch Investors Service, Inc. ("Fitch") appears herein under "Appendix A - Ratings of Debt Securities".

         AIM Tax-Free Intermediate Fund. The Fund may purchase Municipal Securities which meet any of the following quality criteria:

         (a) They are rated within the three highest ratings for municipal obligations by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A), or have received a comparable rating from another NRSRO; or

         (b) They are rated within the two highest ratings for short-term municipal obligations by Moody's (MIG 1/VMIG 1/P-1 or MIG 2/VMIG 2/P-2), or S&P (SP-1/A-1 or SP-2/A-2), or have received a comparable rating from another NRSRO; or

         (c) They are guaranteed as to payment of principal and interest by the
U. S. Government; or

         (d) They are fully collateralized by an escrow of U.S. Government or other high quality securities; or

         (e) They are not rated, if other Municipal Securities of the same issuer are rated A or better by Moody's or S&P, or have received a comparable rating from another NRSRO; or

         (f) They are not rated, but are determined by AIM to be of comparable quality to the rated obligations in which the Fund may invest.

         Since the Fund invests in securities backed by insurance companies and other financial institutions, changes in the financial condition of these institutions could cause losses to the Fund and affect its share price.

         AIM Tax-Exempt Cash Fund. The Fund will limit its investments to those securities which at the time of purchase are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as amended from time to time, and which the Trust's Board of Trustees has determined present minimal credit risk. Generally, "Eligible Securities" are securities that are rated in one of the two highest rating categories by two NRSROs, or if rated by only one NRSRO, are rated in one of the two highest rating categories by that NRSRO, or if unrated, are determined by AIM (under the supervision of and pursuant to guidelines established by the Board of Trustees) to be of comparable quality to a rated security that meets such quality standards. Eligible securities also include securities issued by a registered investment company that is a money market fund and U.S. government securities. Since AIM Tax-Exempt Cash Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

         Insurance. AIM High Income Municipal Fund may purchase insurance for non-insured Municipal Securities in which it invests. The purchase of such insurance is expected to enhance the value of the security for which insurance is purchased. The cost of purchasing such insurance would be an expense of the Fund.

         Other Considerations. The ability of each of AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund to achieve their respective investment objectives depends upon the continuing ability of the issuers or guarantors of Municipal Securities held by the Funds to meet their obligations for the payment of interest and principal when due. The securities in which such Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value.

         AIM Tax-Free Intermediate Fund will invest its assets so that 80% of the Fund's assets will be invested in securities that generate interest that is exempt from Federal income taxes. The Fund will seek to avoid the purchase of "private activity bonds" the interest on which could give rise to an alternative minimum tax liability for individuals and other noncorporate shareholders.

         There is a risk that some or all of the interest received by a Fund from Municipal Securities might become taxable as a result of tax law changes or determinations of the Internal Revenue Service.

         The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. Generally, the yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Trust. The market values of the Municipal Securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

         MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes. Each Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by a Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets; and, (iii) other considerations deemed appropriate.

         Each Fund may from time to time invest in taxable short-term investments ("Taxable Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities, banks and corporations, short-term fixed income securities, and repurchase agreements/reverse repurchase agreements (instruments under which the seller agrees to repurchase the security at a specified time and price) relating thereto; commercial paper rated within the highest rating category by a recognized rating agency; and certificates of deposit of domestic banks with assets of at least $1.5 billion or more as of the date of their most recently published financial statements. A Fund may invest in Taxable Investments, for example, due to market conditions or pending the investment of proceeds from the sale of its shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from Taxable Investments will be taxable to shareholders as ordinary income, the Funds generally intend to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of other investment companies whose dividends are tax-exempt. See also "Dividends, Distributions and Tax Matters."

         JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         In pursuit of its investment objectives, AIM High Income Municipal Fund will usually maintain, under normal market conditions, at least 65% of its assets in a diversified portfolio of Municipal Securities which are junk bonds, and the interest of which is exempt from federal income taxes (including the alternative minimum tax).

         AIM High Income Municipal Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

         Descriptions of debt securities ratings are found in Appendix A.

Other Investments

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

         DEFAULTED SECURITIES. AIM High Income Municipal Fund may invest up to 10% of its total assets in defaulted securities. In order to enforce its rights in defaulted securities, AIM High Income Municipal Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase AIM High Income Municipal Fund's operating expenses and adversely affect its net asset value. Any income derived from the ownership or operation of such assets would not be tax-exempt. The ability of a holder of a defaulted tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. Any investments by AIM High Income Municipal Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board of Trustees.

         MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. AIM will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Board of Trustees. AIM High Income Municipal Fund will not invest more than 5% of the value of its total assets in municipal forward contracts.

         VARIABLE OR FLOATING RATE INSTRUMENTS. The Funds may invest in Municipal Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.

         AIM High Income Municipal Fund may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt securities.

         INDEXED SECURITIES. AIM High Income Municipal Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. AIM High Income Municipal Fund may, but does not currently intend to, invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, AIM High Income Municipal Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

         SYNTHETIC MUNICIPAL INSTRUMENTS. AIM believes that certain synthetic municipal instruments provide opportunities for mutual funds to invest in high credit quality securities providing attractive returns, even in market conditions where the supply of short-term tax-exempt instruments may be limited. AIM High Income Municipal Fund and AIM Tax-Exempt Cash Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. Synthetic municipal instruments comprise a large percentage of tax-exempt securities eligible for purchase by tax-exempt money market funds. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest (a demand feature). A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional demand feature the right to tender its certificate at par value plus accrued interest.

         All synthetic municipal instruments must meet the minimum quality standards for AIM Tax-Exempt Cash Fund's investments and must present minimal credit risks. In selecting synthetic municipal instruments for the Fund, AIM considers the creditworthiness of the issuer of the Underlying Bond, the Sponsor and the party providing certificate holders with a conditional right to sell their certificates at stated times and prices (a demand feature). Typically, a certificate holder cannot exercise the demand feature upon the occurrence of certain conditions, such as where the issuer of the Underlying Bond defaults on interest payments. Moreover, because synthetic municipal instruments involve a trust or custodial account and a third party conditional demand feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.

         The tax-exempt character of the interest paid to certificate holders is based on the assumption that the holders have an ownership interest in the Underlying Bonds; however, the Internal Revenue Service has not issued a ruling addressing this issue. In the event the Internal Revenue Service issues an adverse ruling or successfully litigates this issue, it is possible that the interest paid to AIM Tax-Exempt Cash Fund on certain synthetic municipal instruments would be deemed to be taxable. AIM Tax-Exempt Cash Fund relies on opinions of special tax counsel on this ownership question and opinions of bond counsel regarding the tax-exempt character of interest paid on the Underlying Bonds.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell municipal securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase municipal securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.

         Investment in municipal securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery municipal securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery municipal securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy-sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing municipal securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A
Fund may pledge no more than 10% of its total assets as collateral for short sales against the box. AIM Tax-Exempt Cash Fund will not make short sales of securities or maintain short positions.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, the Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Funds would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each of AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund may invest up to 15% of its net assets in securities that are illiquid. AIM Tax-Exempt Cash Fund may invest up to 10% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers,

(iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


         SALE OF MONEY MARKET SECURITIES. AIM Tax-Exempt Cash Fund does not seek profits through short-term trading and will generally hold portfolio securities to maturity. However, AIM may seek to enhance the yield of the Fund by taking advantage of yield disparities that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure. AIM may also dispose of any portfolio security prior to maturity to meet redemption requests, and as a result of a revised credit evaluation of the issuer or other circumstances or considerations. The Fund's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Fund, the high turnover should not adversely affect the Fund's net income.

         STANDBY COMMITMENTS. AIM High Income Municipal Fund may acquire standby commitments from banks or other municipal securities dealers with respect to securities in its portfolio or that are being purchased by the Fund. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments depend upon the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used for this purpose, AIM reviews the creditworthiness of the banks and other municipal securities dealers from which AIM High Income Municipal Fund obtains standby commitments in order to evaluate those risks.

Derivatives

         The Funds may each invest in futures contracts, options on securities and options on futures contracts to attempt to hedge against the overall level of investment risk normally associated with each Fund's investments. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security or an index of securities).

         PUT AND CALL OPTIONS. Call Options - AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund only. Put Options - AIM High Income Municipal Fund only. A call option gives the purchaser the right to buy the underlying security or contract at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security or contract, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security or contract. A put option gives the purchaser the right to sell the underlying security or contract at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security or contract as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security or contract. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security or contract alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security or contract above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security or contract decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security or contract will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or contract during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security or contract which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security or contract. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or contract from being called or to permit the sale of the underlying security or contract. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or contract with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security or contract at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security or contract. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities or contracts against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security or contract ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security or contract. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security or contract is delivered upon the exercise of the put option. Conversely, if the underlying security or contract does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities orcontracts against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities or contracts against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         STRADDLES: AIM High Income Municipal Fund only. The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded domestically on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC").

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts and options on Futures Contracts traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risk associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         AIM Tax-Exempt Cash Fund will not invest in puts, call, straddles, spreads or any combination thereof.

         COVER. Transactions using futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above,it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, the Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS AND FUTURES STRATEGIES. The use by the Funds of options and futures contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities and/or contracts. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Diversification Requirements - AIM Tax-Exempt Cash Fund

         As a money market fund, AIM Tax-Exempt Cash Fund is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of Municipal Securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to Municipal Securities with demand features or guarantees.

         The issuer diversification requirement provides that the Fund may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the Municipal Securities secures repayment of such securities.

         The diversification requirement applicable to Municipal Securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Fund may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Fund to sell a Municipal Security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security.)

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that only AIM High Income Municipal Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund are subject to restriction (9), (10) and (11), respectively. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) with respect to AIM Tax-Exempt Cash Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         (9) Under normal circumstances, AIM High Income Municipal Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax under regular tax rules.

         (10) Under normal circumstances, AIM Tax-Exempt Cash Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax.

         (11) Under normal circumstances, AIM Tax-Free Intermediate Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which is exempt from federal income tax.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM Tax-Exempt Cash Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33"% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or other investment companies or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33"% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies:

         (1) For purposes of the fundamental restriction regarding issuer diversification for AIM Tax-Free Intermediate Fund, AIM High Income Municipal Fund and AIM Tax-Exempt Cash Fund, each Fund will regard each state and political subdivision, agency or instrumentality, and each multi-state agency of which such state is a member, as a separate issuer.

         (2) Under normal circumstances, AIM High Income Municipal Fund will invest at least 80% of the value of its assets (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in investments the income from which will not constitute an item of tax preference under the alternative minimum tax rules.

         (3) For purposes of AIM Tax-Free Intermediate Fund's fundamental restriction with regard to investing at least 80% of its assets in investments the income from which is exempt from federal income tax, the term "assets" shall mean net assets, plus any borrowings for investment purposes.

         CONCENTRATION OF INVESTMENTS. For purposes of each of AIM Tax-Exempt Cash Fund's and AIM Tax-Free Intermediate Fund's fundamental restriction regarding industry concentration, each Fund will not: invest 25% or more of its assets in (1) securities whose issuers are located in the same state; (2) securities the interest upon which is paid from revenues of similar type projects; and (3) industrial development bonds.

         The policy described in (2) above for each of AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund does not apply if the securities are subject to a guarantee. For securities subject to a guarantee, these Funds do not intend to purchase any such security if, after giving effect to the purchase, 25% or more of the Fund's assets would be invested in securities issued or guaranteed by entities in a particular industry. Securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

         For purposes of AIM High Income Municipal Fund's fundamental restriction regarding industry concentration, the Fund may invest 25% or more of the value of its total assets in municipal securities issued by entities having similar characteristics, such as (a) securities the issuers of which are located in the same geographic area or where issuers' interest obligations are paid from revenues of similar projects, or (b) industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds or hospital bonds. The Fund may not, however, invest 25% or more of the value of its total assets in industrial development revenue bonds, including pollution control revenue bonds, issued for companies in the same industry. Sizeable investments in such securities could involve an increased risk to AIM High Income Municipal Fund if any of such issuers or any such related projects or facilities experience financial difficulties. The Fund may, but does not currently intend to, invest 25% or more of the value of its total assets in securities whose issuers are located in any of the following states: Arizona, California, Colorado, Connecticut, Florida, Illinois, Michigan, Massachusetts, New Hampshire, New Jersey, New York, Ohio, Pennsylvania and Texas.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust and their principal occupations during at least the last five years and certain other information concerning them is set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of the Fund; (iii) monitoring the process and resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) preapproving permissible non-audit services that are provided to the Fund by its independent auditors. During the fiscal year ended March 31, 2003, the Audit Committee held seven meetings.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair) Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended March 31, 2003, the Investments Committee held four meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended March 31, 2003, the Valuation Committee held no meeting.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: ((i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees;
(ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund. During the fiscal year ended March 31, 2003, the Committee on Directors/Trustees held five meetings.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was re-approved for each Fund by the Trust's Board at a meeting held on May 13-14, 2003. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The

Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser or
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."

CODES OF ETHICS

         AIM, the Trust and A I M Distributors, Inc. ("AIM Distributors") have each adopted a Code of Ethics governing, as applicable, personal trading activities of all Directors/Trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

         The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Fund's investment advisor. The investment advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.

         Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 190 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly-owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

-----------------------------------------------------------------------------------------------------------------
          FUND NAME                                                  NET ASSETS                       ANNUAL RATE
-----------------------------------------------------------------------------------------------------------------
AIM Tax-Exempt Cash Fund                                     All Assets                                  0.35%

-----------------------------------------------------------------------------------------------------------------

AIM Tax-Free Intermediate Fund                               First $500 million                          0.30%
                                                             Over $500 million up to and                 0.25%
                                                             including $1 billion
                                                             Over $1 billion                             0.20%

-----------------------------------------------------------------------------------------------------------------

AIM High Income Municipal Fund                               First $500 million                          0.60%
                                                             Over $500 million up to and                 0.55%
                                                             including $1 billion
                                                             Over $1 billion up to and                   0.50%
                                                             including $1.5 billion
                                                             Over $1.5 billion                           0.45%

-----------------------------------------------------------------------------------------------------------------

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval of the Board of Trustees. See "Description of the Funds and Their Investments and Risks - Investments Strategies and Risks - Other Investments - Other Investment Companies."

         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended March 31, 2003 are found in Appendix F.

         SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

         AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended March 31, 2003 are found in Appendix G.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly-owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AFS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         CUSTODIANS. The Bank of New York (the "Custodian"), 90 Washington Street, 11th Floor, New York, New York 10286, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for purchases of shares of the Funds.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Fund's independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected Ernst & Young LLP, 5 Houston Center, 1401 McKinney, Suite 1200, Houston, Texas 77010-4035, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         AIM makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, the Funds incur little or no brokerage commission. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Brokerage Commissions, if any, paid by the Funds for the last three fiscal years ended March 31, 2003 are found in Appendix H.

COMMISSIONS

         During the last three fiscal years ended March 31, 2003, none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

         Under the 1940 Act, certain persons affiliated with the Trust are prohibited from dealing with the Trust as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Trust from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Trust are members except in accordance with certain conditions. These conditions may restrict the ability of the Funds to purchase municipal securities being publicly underwritten by such syndicate, and the Funds may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Trust may, from time to time, serve as placement agent or financial advisor to an issuer of Municipal Securities and be paid a fee by such issuer. The Funds may purchase such Municipal Securities directly from the issuer, provided that the purchase is reviewed by the Trust's Board of Trustees and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Trust is fair and reasonable in relation to the fees charged by others performing similar services.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended March 31, 2003 are found in Appendix I.

REGULAR BROKERS OR DEALERS

         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended March 31, 2003 is found in Appendix I.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS

AIM Aggressive Growth Fund
AIM Asia Pacific Growth Fund
AIM Basic Value Fund
AIM Blue Chip Fund
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Dent Demographic Trends Fund

AIM Diversified Dividend Fund

AIM Emerging Growth Fund
AIM European Growth Fund
AIM European Small Company Fund
AIM Global Utilities Fund

AIM Global Value Fund

AIM International Emerging Growth Fund
AIM International Growth Fund
AIM International Core Equity Fund
AIM Large Cap Basic Value Fund


AIM Large Cap Growth Fund
AIM Libra Fund
AIM Mid Cap Basic Value Fund
AIM Mid Cap Core Equity Fund
AIM Mid Cap Growth Fund
AIM New Technology Fund
AIM Opportunities I Fund
AIM Opportunities II Fund
AIM Opportunities III Fund
AIM Premier Equity Fund
AIM Premier Equity II Fund
AIM Select Equity Fund
AIM Small Cap Equity Fund
AIM Small Cap Growth Fund
AIM Weingarten Fund


                                                                                   Dealer
                                                  Investor's Sales Charge        Concession
                                                --------------------------       ----------
                                                   As a            As a             As a
                                                 Percentage     Percentage       Percentage
                                               of the Public    of the Net       of Public
     Amount of Investment in                     Offering         Amount          Offering
      Single Transaction(1)                        Price         Invested          Price
      ---------------------                        -----         ---------        ---------
             Less than $   25,000                   5.50%          5.82%            4.75%
$ 25,000 but less than $   50,000                   5.25           5.54             4.50
$ 50,000 but less than $  100,000                   4.75           4.99             4.00
$100,000 but less than $  250,000                   3.75           3.90             3.00
$250,000 but less than $  500,000                   3.00           3.09             2.50
$500,000 but less than $1,000,000                   2.00           2.04             1.60

(1) AIM Opportunities Fund I will not accept any single purchase in excess of $250,000.

         CATEGORY II FUNDS
AIM Balanced Fund
AIM Basic Balanced Fund
AIM Developing Markets Fund
AIM Global Aggressive Growth Fund
AIM Global Energy Fund
AIM Global Financial Services Fund
AIM Global Growth Fund
AIM Global Health Care Fund


AIM Global Science and Technology Fund

AIM Global Trends Fund
AIM High Income Municipal Fund
AIM High Yield Fund


AIM Income Fund
AIM Intermediate Government Fund
AIM Municipal Bond Fund
AIM Real Estate Fund


AIM Total Return Bond Fund


                                                                                   Dealer
                                                  Investor's Sales Charge        Concession
                                                --------------------------       ----------
                                                   As a            As a             As a
                                                 Percentage     Percentage       Percentage
                                               of the Public    of the Net       of Public
     Amount of Investment in                     Offering         Amount          Offering
       Single Transaction                          Price         Invested          Price
       ------------------                          -----         ---------        ---------
             Less than $   50,000                   4.75%          4.99%            4.00%
$ 50,000 but less than $  100,000                   4.00           4.17             3.25
$100,000 but less than $  250,000                   3.75           3.90             3.00
$250,000 but less than $  500,000                   2.50           2.56             2.00
$500,000 but less than $1,000,000                   2.00           2.04             1.60


         CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund

                                                                                   Dealer
                                                  Investor's Sales Charge        Concession
                                                --------------------------       ----------
                                                   As a            As a             As a
                                                 Percentage     Percentage       Percentage
                                               of the Public    of the Net       of Public
     Amount of Investment in                     Offering         Amount          Offering
        Single Transaction                         Price         Invested          Price
        ------------------                         -----         ---------        ---------
             Less than $  100,000                   1.00%          1.01%            0.75%
$100,000 but less than $  250,000                   0.75           0.76             0.50
$250,000 but less than $1,000,000                   0.50           0.50             0.40

         Beginning on October 31, 2002 Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund will be closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of Category I, II or III Funds do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, each share issued will generally be subject to a 1.00 % contingent deferred sales charge
(CDSC) if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to
Section 501(c)(3) of the Code:

                                       PERCENT OF PURCHASES

                           ----------------------------------------------
                           1% of the first $2 million
                           ----------------------------------------------
                           plus 0.80% of the next $1 million
                           ----------------------------------------------
                           plus 0.50% of the next $17 million
                           ----------------------------------------------
                           plus 0.25% of amounts in excess of $20 million
                           ----------------------------------------------

         If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on and after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided the applicable dealer of record is able to establish that the retirement plan's purchase of such Class A shares is a new investment (as defined below):

                                       PERCENT OF PURCHASES

                           ----------------------------------------------
                           0.50% of the first $20 million
                           ----------------------------------------------
                           plus 0.25% of amounts in excess of $20 million
                           ----------------------------------------------

         This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares , or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).

         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         - an individual (including his or her spouse or domestic partner, and children);

         - any trust established exclusively for the benefit of an individual;

         - a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

         -        a qualified tuition plan account, maintained pursuant to
                  Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         - a retirement plan maintained pursuant to Sections 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the
                  Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

                  a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

                  b. each transmittal is accompanied by a single check or wire transfer; and

                  c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES

         - a trustee or fiduciary purchasing for a single trust, estate or fiduciary account.








OTHER GROUPS

         - any organized group of persons, whether incorporated or not, purchasing AIM Fund shares through a single account provided that:

                  a. the organization has been in existence for at least six months; and

                  b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by indicating on the account application that he or she or it intends to provide a Letter of Intent ("LOI"); and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he or she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

     Calculating the Initial Sales Charge

     - Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look as the sales charge table in the section on "Initial Sales Charges" above).

     - It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

     - The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

     - Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

     Calculating the Number of Shares to be Purchased

     - Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

     - Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

     - If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

     - The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

     Fulfilling the Intended Investment

     - By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

     - To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

     - If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

     Canceling the LOI

- If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

- If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

     Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

     LOIs and Contingent Deferred Sales Charges

         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1% CDSC.

RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his or her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

     - Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

     - Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

     -   AIM Management and its affiliates, or their clients;

     - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds,-- Registered Trademark -- and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

     - Any current or retired officer, director, or employee (and members of their immediate family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

     - Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

     -   Purchases through approved fee-based programs;

     - Employer-sponsored retirement plans that are Qualified Purchasers, as defined above that:

                  a. a plan's initial investment is at least $1 million;

                  b. the employer or plan sponsor signs a $1 million LOI;

                  c. there are at least 100 employees eligible to participate in the plan; or

                  d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

                  e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

                  f. purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;


     - Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

     - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

     - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

     - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

     - Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

     - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

     - Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

     -   Qualified Tuition Programs created and maintained in accordance with
         Section 529 of the Code;

     - Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

     - Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

     -   the reinvestment of dividends and distributions from a Fund;

     -   exchanges of shares of certain Funds;

     -   use of the reinstatement privilege; or

     -   a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into Short Term Bond Fund. See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                  0.75% of the first $5 million

                  plus 0.50% of amounts in excess of $5 million

         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares

         Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange. AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Redemption Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C, or Class R shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A Shares of Category I and II Funds, or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001 and through October 30, 2002 a CDSC also may be imposed upon the redemption of Large Purchases of Class A shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         - Redemptions of shares of Category I or II Funds held more than 18 months;

         - Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         - Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         -        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

         -        Redemptions from private foundations or endowment funds;

         - Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

         - Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund shares;

         - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         - Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

         - Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from

                  Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

         - Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares;

         - Redemptions of Category I or II Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and

         - Redemptions of shares of Category I or II Funds held by an Investor Class shareholder.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         - Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         - Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;

         - Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         - Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         - Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         - Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

         - Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

         - Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         - Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value
                  Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         -        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         -        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

         - Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

         - Liquidation by the Fund when the account value falls below the minimum required account size of $500; and

         -        Investment account(s) of AIM.



         CDSCs will not apply to the following redemptions of Class C shares:

         - A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

         - A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

         - Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         - Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

         CDSCs will not apply to the following redemptions of Class R shares:

         - Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         -        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.



General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary or financial intermediary's failure to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AFS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AFS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AFS. Upon receiving returned mail, AFS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AFS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AFS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on March 31, 2003, AIM High Income Municipal Fund - Class A shares had a net asset value per share of $8.64. The offering price, assuming an initial sales charge of 4.75%, therefore was $9.07.

Calculation of Net Asset Value

         AIM Tax-Exempt Cash Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         The Board of Trustees has established procedures designed to stabilize the Fund's net asset value at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such action may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be more or less than $1.00 per share.

         AIM High Income Municipal Fund and AIM Tax-Free Intermediate Fund each determine their net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Funds. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity. The Funds value all variable rate securities with an unconditional demand or put feature exerciseable within seven (7) days or less are valued at par, which reflects the market value of such securities.

         Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must, withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of each Fund to declare daily and pay monthly net investment income dividends and declare and pay annually any capital gain distributions. It is AIM Tax-Exempt Cash Fund's intention to distribute substantially all of its net investment income and realized net capital gains. It is AIM High Income Municipal Fund's and AIM Tax-Free Intermediate Fund's intention to distribute a significant portion of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         Dividends are declared to shareholders of record immediately prior to the determination of the net asset value of each Fund. For each Fund, dividends begin accruing on the first business day following the day on which a purchase order for shares settles (is paid for), and accrue through the day on which a redemption order is processed. Thus, if a purchase order settles on Friday, dividends will generally begin accruing on the following Monday.

         Dividends on Class B and Class C shares are expected to be lower than those for Class A or Class A3 shares because of higher distribution fees paid by Class B and Class C shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principals under the 1940 Act and the Code.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock or securities (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test").

Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. However, certain capital gain dividends distributed to noncorporate shareholders for the Funds' fiscal year ending March 31, 2004 may be taxable at a maximum rate of 20%. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares, and any such loss will be disallowed to the extent of any exempt-interest dividends that were received within the six-month period. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from the Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on June 10, 2003. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income, exempt-interest and capital gain dividends differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS

         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to Class A shares of AIM High Income Municipal Fund and AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Tax-Free Intermediate Fund, Class B shares and Class C shares of AIM High Income Municipal Fund and Investor Class shares of AIM Tax-Exempt Cash Fund (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

                                                                              INVESTOR
             FUND                  CLASS A   CLASS A3   CLASS B    CLASS C     CLASS
                                                                              --------
AIM High Income Municipal Fund      0.25%      N/A       1.00%      1.00%       N/A

AIM Tax-Exempt Cash Fund            0.25%      N/A        N/A        N/A       0.25%

AIM Tax-Free Intermediate Fund       N/A      0.35%       N/A        N/A        N/A

         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class A3 shares, Class C shares or Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

         AIM Distributors has contractually agreed through March 31, 2005, to waive 0.15% of AIM Tax-Exempt Cash Fund Class A shares' Rule 12b-1 distribution plan payments. This contractual fee waiver is set forth in the Fee Table to the Fund's Prospectus and may not be terminated or amended to the Fund's detriment during the period stated in the agreement between AIM Distributors and the Fund.

         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class A3, Class B, Class C shares and Investor Class shares to selected dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.

         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

         See Appendix J for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended March 31, 2003 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended March 31, 2003.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker dealers and with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B and Class C shares of AIM High Income Municipal Fund at the time of such sales.

         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve AIM High Income Municipal Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of AIM High Income Municipal Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of AIM High Income Municipal Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and Class C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.


         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of AIM High Income Municipal Fund and its Class B shareholders to pay contingent deferred sales charges.

         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each Fund, if applicable, for the last three fiscal years ended March 31 are found in Appendix L.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                      n
                                P(1+T) = ERV
Where    P   = a hypothetical initial payment of $1,000;

         T   = average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the one, five or ten year periods);

         n   = number of years; and

         ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the one, five or ten year periods (or fractional portion of such period).

         The average annual total returns for each Fund, with respect to its Class A, Class A3, Class B, Class C shares and Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are found in Appendix M.

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge, if any, at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value; and (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC, if any, on a redemption of shares held for the period; and Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                    n
                              P(1+U)  =ERV

Where    P   = a hypothetical initial payment of $1,000;

         U     = average annual total return assuming payment of only a stated
                 portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

         n   = number of years; and
         ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                  P(1+V) = ERV

Where    P    = a hypothetical initial payment of $1,000;

         V    = cumulative total return assuming payment of all of, a stated
                portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

         ERV = ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         The cumulative total returns for each Fund, with respect to its Class A, Class A3, Class B, Class C shares and Investor Class, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are found in Appendix M.

Calculation of Certain Performance Data

         AIM Tax-Free Intermediate Fund may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Class A3 shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class A3 shares. If the Fund's Class A3 shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class A3 shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Class A3 shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class A3 shares. If the Fund's Class A3 shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class A3 shares.

         AIM Tax-Exempt Cash Fund may also use a restated or a blended performance calculation to derive certain performance data shown for its Investor Class shares in this Statement of Additional Information and in the Fund's advertisements and other sales material. If the Fund's Investor Class shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Fund's Investor Class shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Investor Class shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Investor Class shares) at net asset value and reflecting the Rule 12b-1 fees applicable to the Class A shares. If the Fund's Investor Class shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Investor Class shares.

         A restated or blended performance calculation may be used to derive (i) the Fund's standardized average annual total returns over one, five and ten years (or since inception if less than ten years), and (ii) the Fund's non-standardized cumulative total returns over a stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:
                                       n
                                 P(1+T)  = ATV
                                              D

Where    P    = a hypothetical initial payment of $1,000;

         T    = average annual total return (after taxes on distributions);

         n    = number of years; and

         ATV  = ending value of a hypothetical $1,000 payment made at the
            D beginning of the one, five or ten year periods (or since inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value; and (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (4) Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class A3, Class B, Class C and Investor Class shares for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are found in Appendix M.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T) = ATV
                                             DR

Where    P      = a hypothetical initial payment of $1,000;

         T      = average annual total return (after taxes on distributions and redemption);

         n      = number of years; and

         ATV    = ending value of a hypothetical $1,000 payment made at the
            DR beginning of the one, five, or ten year periods (or since inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; (2) Class A3 shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value; and (3) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and Investor Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class A3, Class B, Class C shares and Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are found in Appendix M.

Yield Quotations

         Yield is a function of the type and quality of a Fund's investments, the maturity of the securities held in a Fund's portfolio and the operating expense ratio of the Fund. Yield is computed in accordance with standardized formulas described below and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time.

         A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).

         A Fund may quote its distribution rate, which expresses the historical amount of income the Fund paid as dividends to its shareholders as a percentage of the Fund's offering price.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         The standard formula for calculating yield for all other Funds is as follows:

                                                    6
                         YIELD = 2[((a-b)/(c x d)+1) -1]

Where    a = dividends and interest earned during a stated 30-day period. For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).

         b = expenses accrued during period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

         d = the maximum offering price per share on the last day of the period

         The standard formula for calculating annualized yield for AIM Tax-Exempt Cash Fund is as follows:

              Y = (V X V )   x  365
                    1   0
                  --------      ---
                      V         7
                       0
         Where  Y   = annualized yield.

                V   = the value of a hypothetical pre-existing account in the
                 0 Fund having a balance of one share at the beginning of a stated seven-day period.

                V   = the value of such an account at the end of the stated
                 1
period.

         The standard formula for calculating effective annualized yield for the Fund is as follows:

                                365/7
                    EY = (Y + 1)     B 1

         Where  EY = effective annualized yield.
                Y  = annualized yield, as determined above.

         The yield and corresponding tax-equivalent yield for each Fund are found in Appendix M. The annualized and effective annualized yield for the Class A and Investor Class shares of AIM Tax-Exempt Cash Fund are also found in Appendix M. In addition, the distribution rate for each Fund is found in Appendix M.

Performance Information

         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

Advertising Age               Forbes                          Nation's Business
Barron's                      Fortune                         New York Times
Best's Review                 Hartford Courant                Pension World
Broker World                  Inc.                            Pensions & Investments
Business Week                 Institutional Investor          Personal Investor
Changing Times                Insurance Forum                 Philadelphia Inquirer
Christian Science Monitor     Insurance Week                  USA Today
Consumer Reports              Investor's Business Daily       U.S. News & World Report
Economist                     Journal of the American         Wall Street Journal
FACS of the Week              Society of CLU & ChFC           Washington Post
Financial Planning            Kiplinger Letter                CNN

Financial Product News        Money                           CNBC
Financial Services Week       Mutual Fund Forecaster          PBS
Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following: Consumer Price Index, Lehman Brothers Municipal Bond Index, Lipper High Yield Municipal Debt Fund Index, Lipper Intermediate Muni-Debt Fund Index, Merrill Lynch 3-7 Year Municipal Index and Standard & Poor's 500 Index.

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Fund's portfolio; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation; Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Fund's portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1:     Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime:   Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

         Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & Poor's Long-Term Corporate and Municipal Ratings

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         These categories are as follows:

A-1:     This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:     Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3:     Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:       Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C:       This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:       Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

         An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1:    Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:    Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC:  Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

         The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1:     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+."

F-2:     Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3:     Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B:       Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:       High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:       Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of January 1, 2003

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 89 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

------------------------------------------------------------------------------------------------------------------------
                               TRUSTEE
  NAME, YEAR OF BIRTH AND      AND/OR                                                                     OTHER
 POSITION(S) HELD WITH THE     OFFICER                                                            DIRECTORSHIP(S) HELD
           TRUST                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
INTERESTED PERSONS
------------------------------------------------------------------------------------------------------------------------
Robert H. Graham(1) --          1993      Director and Chairman, A I M Management                 None
1946 Trustee, Chairman and                Group Inc. (financial services holding company);
President                                 Director and Vice Chairman, AMVESCAP
                                          PLC and Chairman of AMVESCAP PLC - AIM
                                          Division (parent of AIM and a global investment
                                          management firm)

                                          Formerly: President and Chief Executive
                                          Officer, A I M Management Group Inc.; Director,
                                          Chairman and President, A I M Advisors, Inc.
                                          (registered investment advisor); and Director
                                          and Chairman, A I M Capital Management, Inc.
                                          (registered investment advisor), A I M
                                          Distributors, Inc. (registered broker dealer),
                                          A I M Fund Services, Inc., (registered transfer
                                          agent), and Fund Management Company
                                          (registered broker dealer); and Chief Executive
                                          Officer, AMVESCAP PLC - Managed Products
------------------------------------------------------------------------------------------------------------------------

Mark H. Williamson(2) --        2003      Director, President and Chief Executive Officer,        Director and
1951 Trustee and Executive                A I M Management Group Inc. (financial                  Chairman, INVESCO
Vice President                            services holding company); Director, Chairman           Bond Funds, Inc.,
                                          and President, A I M Advisors, Inc. (registered         INVESCO
                                          investment advisor); Director, A I M Capital            Combination Stock &
                                          Management, Inc. (registered investment                 Bond Funds, Inc.,
                                          advisor) and A I M Distributors, Inc. (registered       INVESCO Counselor
                                          broker dealer), Director and Chairman,                  Series Funds, Inc.,
                                          A I M Fund Services, Inc. (registered transfer          INVESCO Global &
                                          agent), and Fund Management Company                     International Funds,
                                          (registered broker dealer); and Chief Executive         Inc., INVESCO
                                          Officer, AMVESCAP PLC - AIM Division (parent            Manager Series
                                          of AIM and a global investment management               Funds, Inc., INVESCO
                                          firm)                                                   Money Market Funds,
                                          Formerly: Director, Chairman, President and             Inc., INVESCO Sector
                                          Chief Executive Officer, INVESCO Funds                  Funds, Inc., INVESCO
                                          Group, Inc.; and INVESCO Distributors, Inc.;            Stock Funds, Inc.,
                                          Chief Executive Officer, AMVESCAP PLC -                 INVESCO Treasurer's
                                          Managed Products; Chairman and Chief                    Series Funds, Inc. and
------------------------------------------------------------------------------------------------------------------------

--------------------------------
1 Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

2 Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

------------------------------------------------------------------------------------------------------------------------
                               TRUSTEE
  NAME, YEAR OF BIRTH AND      AND/OR                                                                     OTHER
 POSITION(S) HELD WITH THE     OFFICER                                                            DIRECTORSHIP(S) HELD
           TRUST                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                          Executive Officer of NationsBanc Advisors, Inc.;        INVESCO Variable
                                          and Chairman of NationsBanc                             Investment Funds,
                                          Investments, Inc.                                       Inc.
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------
Frank S. Bayley -- 1939         2001      Of Counsel, law firm of Baker & McKenzie                Badgley Funds, Inc.
Trustee                                                                                           (registered investment
                                                                                                  company)
------------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett -- 1944       1993      Chairman, Crockett Technology Associates                ACE Limited
Trustee                                   (technology consulting company)                         (insurance company);
                                                                                                  and Captaris, Inc.
                                                                                                  (unified messaging
                                                                                                  provider)
------------------------------------------------------------------------------------------------------------------------
Albert R. Dowden -- 1941        2000      Director, Magellan Insurance Company;                   Cortland Trust, Inc.
Trustee                                   Member of Advisory Board of Rotary Power                (registered investment
                                          International (designer, manufacturer, and seller       company)
                                          of rotary power engines); and Director, The
                                          Boss Group (private equity group) and Annuity &
                                          Life Re (Holdings), Ltd. (re-insurance company)

                                          Formerly: Director, President and Chief
                                          Executive Officer, Volvo Group North America,
                                          Inc.; Senior Vice President, AB Volvo; and
                                          director of various affiliated Volvo companies
------------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr. --          1998      Formerly: Chairman, Mercantile Mortgage                 None
1935 Trustee                              Corp.; President and Chief Operating Officer,
                                          Mercantile-Safe Deposit & Trust Co.; and
                                          President, Mercantile Bankshares Corp.
------------------------------------------------------------------------------------------------------------------------
Jack M. Fields -- 1952          1997      Chief Executive Officer, Twenty First Century           Administaff
Trustee                                   Group, Inc. (government affairs company) and
                                          Texana Timber LP
------------------------------------------------------------------------------------------------------------------------
Carl Frischling -- 1937         1993      Partner, law firm of Kramer Levin Naftalis and          Cortland Trust, Inc.
Trustee                                   Frankel LLP                                             (registered investment
                                                                                                  company)
------------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis -- 1950      1998      Formerly: Chief Executive Officer, YWCA of the          None
Trustee                                   USA
------------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock -- 1942        1993      Partner, law firm of Pennock & Cooper                   None
Trustee
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                               TRUSTEE
  NAME, YEAR OF BIRTH AND      AND/OR                                                                     OTHER
 POSITION(S) HELD WITH THE     OFFICER                                                            DIRECTORSHIP(S) HELD
           TRUST                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935         2001                      Retired                                 None
Trustee
------------------------------------------------------------------------------------------------------------------------
Louis S. Sklar -- 1939          1993      Executive Vice President, Hines (real estate            None
Trustee                                   development company)
------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------
Kevin M. Carome(3)- 1956        2003      Director, Senior Vice President, Secretary and          N/A
Senior Vice President                     General Counsel, A I M Management Group Inc.
                                          (financial services holding company) and
                                          A I M Advisors, Inc.; and Vice President,
                                          A I M Capital Management, Inc.,
                                          A I M Distributors, Inc. and A I M Fund Services
                                          Inc.; Director, Vice President and General
                                          Counsel, Fund Management Company

                                          Formerly: Senior Vice President and General
                                          Counsel, Liberty Financial Companies, Inc.; and
                                          Senior Vice President and General Counsel,
                                          Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------
Gary T. Crum(4) -- 1947         1993      Director, Chairman and Director of Investments,         N/A
Senior Vice President                     A I M Capital Management, Inc.; Director and
                                          Executive Vice President, A I M Management
                                          Group Inc.; Director and Senior Vice President,
                                          A I M Advisors, Inc.; and Director, A I M
                                          Distributors, Inc. and AMVESCAP PLC

                                          Formerly: Chief Executive Officer and
                                          President, A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------
Stuart W. Coco -- 1955          1993      Managing Director and Chief Research Officer -          N/A
Vice President                            Fixed Income, A I M Capital Management, Inc.;
                                          and Vice President, A I M Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------
Melville B. Cox -- 1943         1993      Vice President and Chief Compliance Officer,            N/A
                                          A I M Advisors, Inc. and A I M Capital
Vice President                            Management, Inc.; and Vice President, A I M
                                          Fund Services, Inc.
------------------------------------------------------------------------------------------------------------------------

--------------------------------
(3)      Mr. Carome became Senior Vice President of the Trust on May 13, 2003.

(4)      Information is current as of January 10, 2003.

------------------------------------------------------------------------------------------------------------------------
                               TRUSTEE
  NAME, YEAR OF BIRTH AND      AND/OR                                                                     OTHER
 POSITION(S) HELD WITH THE     OFFICER                                                            DIRECTORSHIP(S) HELD
           TRUST                SINCE       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------
                                1993      Managing Director and Chief Cash Management             N/A
Karen Dunn Kelley -- 1960                 Officer, A I M Capital Management, Inc.;
Vice President                            Director and President, Fund Management
                                          Company; and Vice President, A I M Advisors,
                                          Inc.
------------------------------------------------------------------------------------------------------------------------
Edgar M. Larsen(4) -- 1940      2002      Vice President A I M Advisors, Inc,; and                N/A
Vice President                            President, Chief Executive Officer and Chief
                                          Investment Officer, A I M Capital Management,
                                          Inc.
------------------------------------------------------------------------------------------------------------------------
Dana R. Sutton-- 1959           1993      Vice President and Fund Treasurer,                      N/A
Vice President and                        A I M Advisors, Inc.
Treasurer
------------------------------------------------------------------------------------------------------------------------
Nancy L. Martin(5) -- 1957      2003      Vice President, A I M Advisors, Inc.; and Vice          N/A
Secretary                                 President and General Counsel, A I M Capital
                                          Management, Inc.
------------------------------------------------------------------------------------------------------------------------

(4)      Information is current as of January 10, 2003.

(5)      Ms. Martin became Secretary of the Trust on April 1, 2003.

            TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2002

---------------------------------------------------------------------------------------------------------------------
                                                                                          AGGREGATE DOLLAR RANGE OF
                                                                                           EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY TRUSTEE
                                    DOLLAR RANGE OF EQUITY SECURITIES                    IN THE AIM FAMILY OF FUNDS
NAME OF TRUSTEE                              PER FUND                                    -- REGISTERED TRADEMARK --
---------------------------------------------------------------------------------------------------------------------
Robert H. Graham            High Income Municipal             Over $100,000                     Over $100,000

                            Tax-Exempt Cash                   Over $100,000

                            Tax-Free Intermediate             Over $100,000
---------------------------------------------------------------------------------------------------------------------
Mark H. Williamson                                 -0-                                        $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
Frank S. Bayley                                   - 0 -                                       $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                                 - 0 -                                          $1 - $10,000
---------------------------------------------------------------------------------------------------------------------
Albert R. Dowden                                  - 0 -                                       $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.                               - 0 -                                         Over $100,000(6)
---------------------------------------------------------------------------------------------------------------------
Jack M. Fields                                    - 0 -                                         Over $100,000(6)
---------------------------------------------------------------------------------------------------------------------
Carl Frischling                                   - 0 -                                         Over $100,000(6)
---------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                                - 0 -                                         Over $100,000(6)
---------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock            Tax-Free Intermediate              $1 - $10,000                   $50,001 - $100,000
---------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley                                    -0-                                           $1 -$10,000
---------------------------------------------------------------------------------------------------------------------
Louis S. Sklar                                    - 0 -                                         Over $100,000(6)
---------------------------------------------------------------------------------------------------------------------

--------------------------------
(6) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C
                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2002:

-----------------------------------------------------------------------------------
                                        RETIREMENT      ESTIMATED
                         AGGREGATE       BENEFITS        ANNUAL           TOTAL
                        COMPENSATION     ACCRUED        BENEFITS       COMPENSATION
                          FROM THE        BY ALL          UPON         FROM ALL AIM
     DIRECTOR             TRUST(1)     AIM FUNDS(2)   RETIREMENT(3)      FUNDS(4)
-----------------------------------------------------------------------------------
Frank S. Bayley           $3,021         $142,800        $90,000         $150,000
-----------------------------------------------------------------------------------
Bruce L. Crockett          3,001           50,132         90,000          149,000
-----------------------------------------------------------------------------------
Albert R. Dowden           3,021           57,955         90,000          150,000
-----------------------------------------------------------------------------------
Edward K. Dunn, Jr.        3,001           94,149         90,000          149,000
-----------------------------------------------------------------------------------
Jack M. Fields             3,021           29,153         90,000          153,000
-----------------------------------------------------------------------------------
Carl Frischling(5)         3,021           74,511         90,000          150,000
-----------------------------------------------------------------------------------
Prema Mathai-Davis         3,021           33,931         90,000          150,000
-----------------------------------------------------------------------------------
Lewis F. Pennock           3,021           54,802         90,000          154,000
-----------------------------------------------------------------------------------
Ruth H. Quigley            3,021          142,502         90,000          153,000
-----------------------------------------------------------------------------------
Louis S. Sklar             3,001           78,500         90,000          153,000
-----------------------------------------------------------------------------------

(1) The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended March 31, 2003, including earnings thereon, was $11,985.

(2) During the fiscal year ended March 31, 2003, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $5,733.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(5) During the fiscal year ended March 31, 2003, the Trust paid $11,080 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D

                              PROXY VOTING POLICIES

         The Proxy Voting Policies applicable to each fund follow:

PROXY POLICIES AND PROCEDURES


REVIEWED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A.       Proxy Policies

         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

         I.       Boards Of Directors

                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

                  There are some actions by directors that should result in votes being withheld. These instances include directors who:

                  - Are not independent directors and sit on the board's audit, compensation or nominating committee;

                  - Attend less than 75 percent of the board and committee meetings without a valid excuse;

                  - Implement or renew a dead-hand or modified dead-hand poison pill;

                  - Enacted egregious corporate governance policies or failed to replace management as appropriate;

                  - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

                  - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

                  - Long-term financial performance of the target company relative to its industry;

                  -        Management's track record;

                  -        Portfolio manager's assessment;

                  -        Qualifications of director nominees (both slates);

                  - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

                  -        Background to the proxy contest.

         II.      Independent Auditors

                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

                  - It is not clear that the auditors will be able to fulfill their function;

                  - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

                  - The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

         III.     Compensation Programs

                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

                  - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

                  - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

                  - We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

                  - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

                  - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

         IV.      Corporate Matters

                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                  - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

                  - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                  - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

                  - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

         V.       Shareholder Proposals

                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

                  - We will generally abstain from shareholder social and environmental proposals.

                  - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

                  - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

                  - We will generally vote for proposals to lower barriers to shareholder action.

                  - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

         VI.      Other

                  - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

                  - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

                  - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

                  AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       Proxy Committee Procedures

         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

         2. AIM will not publicly announce its voting intentions and the reasons therefore.

         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

         4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       Business/Disaster Recovery

         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       Restrictions Affecting Voting

         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       Conflicts of Interest

         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

         All information listed below is as of June 20, 2003.

AIM HIGH INCOME MUNICIPAL FUND

------------------------------------------------------------------------------------------------
                                        CLASS A SHARES       CLASS B SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------------

                                       PERCENTAGE OWNED     PERCENTAGE OWNED    PERCENTAGE OWNED
        NAME AND ADDRESS OF                  OF                   OF                  OF
         PRINCIPAL HOLDER                  RECORD               RECORD              RECORD
------------------------------------------------------------------------------------------------
Charles T. Bauer
c/o AIM Management Group Inc.
11 Greenway Plaza, Ste. 100
Houston, TX 77046-1173                      5.21%*                   -                   -
------------------------------------------------------------------------------------------------
Gary T. Crum
11 Greenway Plaza, Suite 1919
Houston, TX 77046                           6.15%*                   -                   -
------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner &
Smith
FBO the Sole Benefit of
Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246                         -                 13.28%              19.34%
------------------------------------------------------------------------------------------------
Citigroup Global Markets
House Account
Attn: Cindy Tempesta 7th Floor
333 West 34th St.
New York, NY 10001-24002                       -                  5.88%                  -
------------------------------------------------------------------------------------------------

*        Owned of record and beneficially.

AIM TAX-EXEMPT CASH FUND

----------------------------------------------------------------------------
                                        CLASS A SHARES       INVESTOR CLASS
                                                               SHARES**
----------------------------------------------------------------------------

                                       PERCENTAGE OWNED     PERCENTAGE OWNED
        NAME AND ADDRESS OF                  OF                   OF
         PRINCIPAL HOLDER                  RECORD               RECORD
----------------------------------------------------------------------------
Jonathan C. Schoolar, SEP Prop
6640 Dogwood Creek
Austin, TX 78746-1318                       15.44%                N/A
----------------------------------------------------------------------------
Gary T. Crum
11 Greenway Plaza, Suite 1919
Houston, TX 77046                            9.58%*               N/A
----------------------------------------------------------------------------
CFP Holdings Ltd. (Partnership)
Attn: Gary Crum
11 Greenway Plaza, Suite 1919
Houston, TX 77046-1100                       9.22%                N/A
----------------------------------------------------------------------------
Serapis Ltd.
Robert H. Graham
Managing General Partner
P. O. Box 1063
Houston, TX 77251-1063                       5.89%*               N/A
----------------------------------------------------------------------------
Citigroup Global Markets
House Account
Attn: Cindy Tempesta 7th Floor
333 West 34th St.
New York, NY 10001-24002                     5.17%                N/A
----------------------------------------------------------------------------

*      Owned of record and beneficially.

** Investor Class shares of the Fund have not commenced operations as of the date of this Statement of Additional Information.

AIM TAX-FREE INTERMEDIATE FUND

-----------------------------------------------------------------------------
                                        CLASS A SHARES      CLASS A3 SHARES**
-----------------------------------------------------------------------------

                                       PERCENTAGE OWNED     PERCENTAGE OWNED
NAME AND ADDRESS OF                          OF                   OF
PRINCIPAL HOLDER                           RECORD               RECORD
-----------------------------------------------------------------------------
Charles T. Bauer
C/O AIM Management Group Inc.
11 Greenway Plaza, Ste. 100
Houston, TX 77046                            9.39%*                N/A
-----------------------------------------------------------------------------
Citigroup Global Markets
House Account
Attn: Cindy Tempesta 7th Floor
333 West 34th St.
New York, NY 10001-24002                     9.52%                 N/A
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                        CLASS A SHARES      CLASS A3 SHARES**
-----------------------------------------------------------------------------

                                       PERCENTAGE OWNED     PERCENTAGE OWNED
NAME AND ADDRESS OF                          OF                   OF
PRINCIPAL HOLDER                           RECORD               RECORD
-----------------------------------------------------------------------------
Gary T. Crum
11 Greenway Plaza
Suite 100
Houston, TX 77046-1113                       5.02%                 N/A
-----------------------------------------------------------------------------
U.S. Bancorp Investments Inc.
100 South Fifth Street, Ste. 1400
Minneapolis, MN 55402-1217                    N/A                 5.64%
-----------------------------------------------------------------------------

*        Owned of record and beneficially.

MANAGEMENT OWNERSHIP

         As of June 20, 2003, the trustees and officers as a group owned less than 1% of the outstanding Class B, Class C and Class A3 shares of AIM High Income Municipal Fund. In addition, as of June 20, 2003, the trustees and officers as a group owned 10.25%, 5.28% and 6.92% of the outstanding Class A shares of AIM Tax-Exempt Cash Fund, AIM Tax-Free Intermediate Fund and AIM High Income Municipal Fund, respectively.

                                   APPENDIX F

                                 MANAGEMENT FEES

         For the last three fiscal years ended March 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

-------------------------------------------------------------------------------------------------------
     FUND NAME                     2003                                      2002
-------------------------------------------------------------------------------------------------------

                   MANAGEMENT   MANAGEMENT   NET MANAGEMENT  MANAGEMENT   MANAGEMENT   NET MANAGEMENT
                   FEE PAYABLE  FEE WAIVERS     FEE PAID     FEE PAYABLE  FEE WAIVERS     FEE PAID
-------------------------------------------------------------------------------------------------------
AIM High Income
Municipal Fund     $  752,845   $   622,928    $  129,917    $   665,282  $ 575,781          89,501
-------------------------------------------------------------------------------------------------------

AIM Tax-Exempt
Cash Fund             211,650        -0-          211,650        209,111       -0-          209,111
-------------------------------------------------------------------------------------------------------

AIM Tax-Free
Intermediate Fund   1,755,643        -0-        1,755,643      2,125,522       -0-        2,125,522
-------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
     FUND NAME                     2001
-----------------------------------------------------------

                   MANAGEMENT   MANAGEMENT   NET MANAGEMENT
                   FEE PAYABLE  FEE WAIVERS     FEE PAID
-----------------------------------------------------------
AIM High Income
Municipal Fund     $   452,004  $ 452,004*        -0-
-----------------------------------------------------------

AIM Tax-Exempt
Cash Fund              213,058      -0-           213,058
-----------------------------------------------------------

AIM Tax-Free
Intermediate Fund    1,250,155      -0-         1,250,155
-----------------------------------------------------------

* In addition to management fee waivers, for the fiscal year ended March 31, 2001, the Advisor reimbursed AIM High Income Municipal Fund $ 11,790 for additional expenses.
                                      F-1

                                   APPENDIX G

                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended March 31:

------------------------------------------------------------
    Fund Name              2003         2002          2001
------------------------------------------------------------
AIM High Income
Municipal Fund          $  50,000     $  50,000     $ 50,000
------------------------------------------------------------
AIM Tax-Exempt Cash
Fund                       50,000        50,000       50,000
------------------------------------------------------------
AIM Tax-Free
Intermediate Fund         125,375       123,004       83,344
------------------------------------------------------------

                                   APPENDIX H

                              BROKERAGE COMMISSIONS

         During the last three fiscal years ended March 31, 2003 the Funds did not pay brokerage commissions.

                                   APPENDIX I

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended March 31, 2003, the Funds did not pay directed brokerage commissions.

         During the last fiscal year ended March 31, 2003, none of the Funds purchased securities of their "regular" brokers or dealers.

                                   APPENDIX J

         AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS

         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the year ended March 31, 2003 is as follows:

                              CLASS A      CLASS A3     CLASS B      CLASS C     INVESTOR CLASS
         FUND                 SHARES       SHARES**     SHARES       SHARES         SHARES***
         ----                 ------       --------     ------       ------         ---------
AIM High Income Municipal
Fund                         $ 184,141       N/A       $ 395,195    $ 122,982         N/A

AIM Tax-Exempt Cash Fund     $  60,472*      N/A          N/A          N/A            N/A

AIM Tax-Free Intermediate
Fund                              N/A      $ 17,396       N/A          N/A            N/A


* Under the Class A Plan, the amount payable to AIM Distributors was $151,179; however, AIM Distributors waived fees in the amount of $90,707.

** Information on Class A3 shares is for the period October 31, 2002 (the date Class A3 shares commenced operations) to March 31, 2003.

*** Investor Class shares have not commenced operations as of the date of this Statement of Additional Information.

                                   APPENDIX K

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS

         An estimate by category of the allocation of actual fees paid by Class A Shares of the Funds during the year ended March 31, 2003 is as follows:

                                                           PRINTING &               UNDERWRITERS     DEALERS
                                              ADVERTISING   MAILING      SEMINARS   COMPENSATION   COMPENSATION
                                              -----------   -------      --------   ------------   ------------
AIM High Income Municipal Fund .........         $-0-        $ -0-        $ -0-        $ -0-        $  184,141
AIM Tax-Exempt Cash Fund ...............          -0-          -0-          -0-          -0-            60,471

         An estimate by category of the allocation of actual fees paid by Class A3 shares of AIM Tax-Free Intermediate Fund during the year ended March 31, 2003 follows:

                                                           PRINTING &               UNDERWRITERS     DEALERS
                                              ADVERTISING   MAILING      SEMINARS   COMPENSATION   COMPENSATION
                                              -----------   -------      --------   ------------   ------------
AIM Tax-Free Intermediate Fund*.........         $1,518      $ 229        $ 953         $ -0-       $   12,312

* Information on Class A3 shares is for the period October 31, 2002 (the date Class A3 shares commenced operations) to March 31, 2003.

         An estimate by category of the allocation of actual fees paid by Class B Shares of AIM High Income Municipal Fund during the year ended March 31, 2003 follows:

                                                           PRINTING &               UNDERWRITERS     DEALERS
                                              ADVERTISING   MAILING      SEMINARS   COMPENSATION   COMPENSATION
                                              -----------   -------      --------   ------------   ------------
AIM High Income Municipal Fund..........        $ 9,198     $ 1,678       $ 3,107    $  296,396     $   84,816

         An estimate by category of the allocation of actual fees paid by Class C shares of AIM High Income Municipal Fund during the year ended March 31, 2003 follows:

                                                           PRINTING &               UNDERWRITERS     DEALERS
                                              ADVERTISING   MAILING      SEMINARS   COMPENSATION   COMPENSATION
                                              -----------   -------      --------   ------------   ------------
AIM High Income Municipal Fund..........          $-0-       $ -0-       $  3,159     $   7,906     $   81,916

                                   APPENDIX L

                               TOTAL SALES CHARGES

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ending March 31.

                                                 2003                     2002                      2001
                                                 ----                     ----                      ----
                                          SALES       AMOUNT        SALES       AMOUNT        SALES      AMOUNT
                                         CHARGES     RETAINED      CHARGES     RETAINED      CHARGES    RETAINED
                                         -------     --------      -------     --------      -------    --------
AIM High Income Municipal Fund.....     $ 210,571    $ 36,027     $399,804     $ 74,990     $372,720    $  62,365
AIM Tax-Free Intermediate Fund.....       227,339      61,560      642,808      170,715      257,684       59,501

         The following chart reflects the contingent deferred sales charges paid by Class A, Class B and Class C shareholders of AIM High Income Municipal Fund and Class A shareholders of AIM Tax-Free Intermediate Fund and retained by AIM Distributors for the last three fiscal years ended March 31:

                                                            2003             2002             2001
                                                            ----             ----             ----
AIM High Income Municipal Fund.......................     $ 23,115         $  4,584         $  9,511
AIM Tax-Free Intermediate  Fund......................       33,803              -0-              -0-

                                   APPENDIX M

                                PERFORMANCE DATA

AVERAGE ANNUAL TOTAL RETURNS

         The average annual total returns (including sales loads) for the named Funds, with respect to its Class A shares, for the one, five and ten year periods (or since inception, if less than ten years) ended March 31 are as follows:

                                                          PERIODS ENDED
                                                          MARCH 31, 2003
                                                          --------------
                                                                                        SINCE         INCEPTION
       CLASS A SHARES:                          1 YEAR       5 YEARS     10 YEARS     INCEPTION          DATE
       --------------                           ------       -------     --------     ---------          ----
AIM High Income Municipal Fund                   1.72%        2.15%          N/A        2.25%          01/02/98
AIM Tax-Exempt Cash Fund                         0.77%        2.46%        2.55%         N/A           09/22/82
AIM Tax-Free Intermediate Fund                   8.78%        5.32%        5.33%         N/A           05/11/87

         The average annual total returns including sales loads for the named Fund, with respect to its Class A3 shares, for the one, five and ten year period (or since inception if less than ten years) ended March 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          MARCH 31, 2003*
                                                          ---------------
                                                                                        SINCE         INCEPTION
       CLASS A3 SHARES:                         1 YEAR       5 YEARS     10 YEARS     INCEPTION         DATE**
       ---------------                          ------       -------     --------     ---------         ------
AIM Tax-Free Intermediate Fund                   9.38%        5.14%        5.06%         N/A           05/11/87

* The returns shown for these periods are the blended returns of the historical performance of the Fund's Class A3 shares since October 31, 2002 and the restated historical performance of the Funds' Class A shares (for periods prior to October 31, 2002) at the net asset value, adjusted to reflect the Rule 12b-1 fees applicable to Class A3 shares.

** The inception date shown in the table is that of AIM Tax-Free Intermediate Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.

         The average annual total returns (including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception, if less than ten years) ended March 31 are as follows:

                                                          PERIODS ENDED
                                                          MARCH 31, 2003
                                                          --------------
                                                                                        SINCE         INCEPTION
       CLASS B SHARES:                          1 YEAR       5 YEARS     10 YEARS     INCEPTION          DATE
       --------------                           ------       -------     --------     ---------          ----
AIM High Income Municipal Fund                   1.02%        2.05%         N/A         2.26%          01/02/98

         The average annual total returns (including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception, if less than ten years) ended March 31 are as follows:

                                                          PERIODS ENDED
                                                          MARCH 31, 2003
                                                          --------------
                                                                                        SINCE          INCEPTION
       CLASS C SHARES:                          1 YEAR       5 YEARS     10 YEARS     INCEPTION          DATE
       --------------                           ------       -------     --------     ---------          ----
AIM High Income Municipal Fund                   5.02%        2.36%         N/A         2.41%           01/02/98

         The average annual total returns for the named Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          MARCH 31, 2003*
                                                          ---------------
                                                                                        SINCE          INCEPTION
       INVESTOR CLASS SHARES:                   1 YEAR       5 YEARS     10 YEARS     INCEPTION          DATE**
       ---------------------                    ------       -------     --------     ---------          ------
AIM Tax-Exempt Cash Fund                         0.77%        2.46%        2.55%         N/A            09/22/82

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the Rule 12b-1 fees applicable to Class A shares.

** The inception date shown is that of the Class A shares of AIM Tax-Exempt Cash Fund. Investor Class shares have not commenced operations as of the date of this Statement of Additional Information.

CUMULATIVE TOTAL RETURNS

         The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:

                                                          PERIODS ENDED
                                                          MARCH 31, 2003
                                                          --------------
                                                                                        SINCE          INCEPTION
       CLASS A SHARES:                          1 YEAR       5 YEARS     10 YEARS     INCEPTION           DATE
       --------------                           ------       -------     --------     ---------           ----
AIM High Income Municipal Fund                   1.72%       11.21%         N/A         12.37%          01/02/98
AIM Tax-Exempt Cash Fund                         0.77%       12.93%       28.63%          N/A           09/22/82
AIM Tax-Free Intermediate Fund                   8.78%       29.59%       68.13%          N/A           05/11/87

         The cumulative total returns for the named Fund, with respect to its Class A3 shares, for the one, five and ten year periods ended March 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                          MARCH 31, 2003*
                                                          ---------------
                                                                                        SINCE          INCEPTION
       CLASS A3 SHARES:                         1 YEAR       5 YEARS     10 YEARS     INCEPTION          DATE**
       ---------------                          ------       -------     --------     ---------          ------
AIM Tax-Free Intermediate Fund                   9.38%        28.50%      63.89%         N/A            05/11/87

* The returns shown for these periods are the blended returns of the historical performance of the Fund's Class A3 shares since October 31, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to October 31, 2002) at the net asset value, adjusted to reflect the Rule 12b-1 fees applicable to Class A3 shares.

** The inception date shown in the table is that of AIM Tax-Free Intermediate Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:

                                                          PERIODS ENDED
                                                          MARCH 31, 2003
                                                          --------------
                                                                                        SINCE          INCEPTION
       CLASS B SHARES:                          1 YEAR       5 YEARS     10 YEARS     INCEPTION           DATE
       --------------                           ------       -------     --------     ---------           ----
AIM High Income Municipal Fund                   1.02%       10.67%         N/A         12.44%          01/02/98

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:

                                                          PERIODS ENDED
                                                          MARCH 31, 2003
                                                          --------------
                                                                                        SINCE          INCEPTION
       CLASS C SHARES:                          1 YEAR       5 YEARS     10 YEARS     INCEPTION           DATE
       --------------                           ------       -------     --------     ---------           ----
AIM High Income Municipal Fund                   5.02%       12.40%         N/A         13.29%          01/02/98

         The cumulative annual total returns for the named Fund, with respect to its Investor Class shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31, 2003 are as follows:

                                                          PERIODS ENDED
                                                         MARCH 31, 2003*
                                                         ---------------
                                                                                        SINCE          INCEPTION
 INVESTOR CLASS SHARES:                         1 YEAR       5 YEARS     10 YEARS     INCEPTION          DATE**
 ---------------------                          ------       -------     --------     ---------          ------
AIM Tax-Exempt Cash Fund                         0.77%       12.93%       28.63%         N/A            09/22/82

* The returns shown for these periods are the restated historical performance of the Fund's Class A shares at the net asset value, and reflect the Rule 12b-1 fees applicable to Class A shares.

** The inception date shown is that of the Class A shares of AIM Tax-Exempt Cash Fund. Investor Class shares have not commenced operations as of the date of this Statement of Additional Information.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         The average annual total returns (after taxes on distributions and including sales loads) for the named Funds, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:

                                                          PERIODS ENDED
                                                          MARCH 31, 2003
                                                          --------------
                                                                                        SINCE          INCEPTION
       CLASS A SHARES:                          1 YEAR       5 YEARS     10 YEARS     INCEPTION           DATE
       --------------                           ------       -------     --------     ---------           ----
AIM High Income Municipal Fund                   1.72%        2.15%          N/A        2.25%           01/02/98
AIM Tax-Free Intermediate Fund                   8.78%        5.31%         5.32%        N/A            05/11/87

         The average annual total returns (after taxes on distributions) for the named Fund, with respect to its Class A3 shares, for the one, five and ten year periods ended March 31, 2003 are as follows:

                                                           PERIODS ENDED
                                                          MARCH 31, 2003*
                                                         ----------------
                                                                            SINCE       INCEPTION
         CLASS A3 SHARES:             1 YEAR     5 YEARS     10 YEARS     INCEPTION       DATE**
         ---------------              ------     -------     --------     ---------       ------
AIM Tax-Free Intermediate Fund          9.38%       5.13%        5.05%          N/A      05/11/87

* The returns shown for these periods are the blended returns of the historical performance of the Fund's Class A3 shares since October 31, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to October 31, 2002) at the net asset value, adjusted to reflect the Rule 12b-1 fees applicable to Class A3 shares.

** The inception date shown in the table is that of AIM Tax-Free Intermediate Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:

                                                           PERIODS ENDED
                                                           MARCH 31, 2003
                                                           --------------
                                                                            SINCE       INCEPTION
         CLASS B SHARES:              1 YEAR     5 YEARS     10 YEARS     INCEPTION       DATE
         --------------               ------     -------     --------     ---------     ---------
AM High Income Municipal Fund         1.02%       2.05%        N/A          2.26%       01/02/98

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:

                                                           PERIODS ENDED
                                                           MARCH 31, 2003
                                                           --------------
                                                                            SINCE       INCEPTION
         CLASS C SHARES:              1 YEAR     5 YEARS     10 YEARS     INCEPTION        DATE
         --------------               ------     -------     --------     ---------     ----------
AIM High Income Municipal Fund        5.02%       2.36%        N/A          2.41%        01/02/98

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         The average annual total returns (after taxes on distributions and redemption and including sales loads) for the named Funds, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:

                                                           PERIODS ENDED
                                                           MARCH 31, 2003
                                                           --------------
                                                                            SINCE       INCEPTION
         CLASS A SHARES:              1 YEAR     5 YEARS     10 YEARS     INCEPTION        DATE
         --------------               ------     -------     --------     ---------     ----------
AIM High Income Municipal Fund        3.35%       2.83%        N/A          2.90%        01/02/98
AIM Tax-Free Intermediate Fund        6.93%       5.11%       5.17%          N/A         05/11/87

         The average annual total returns (after taxes on distributions and redemption) for the named Fund, with respect to its Class A3 shares, for the one, five and ten year periods ended March 31, 2003 are as follows:

                                                           PERIODS ENDED
                                                          MARCH 31, 2003*
                                                         ----------------
                                                                            SINCE       INCEPTION
         CLASS A3 SHARES:             1 YEAR     5 YEARS     10 YEARS     INCEPTION       DATE**
         ---------------              ------     -------     --------     ---------     ----------
AIM Tax-Free Intermediate Fund        7.25%       4.96%        4.95%        N/A          05/11/87

* The returns shown for these periods are the blended returns of the historical performance of the Fund's Class A3 shares since October 31, 2002 and the restated historical performance of the Fund's Class A shares (for periods prior to October 31, 2002) at the net asset value, adjusted to reflect the Rule 12b-1 fees applicable to Class A3 shares.

** The inception date shown in the table is that of AIM Tax-Free Intermediate Fund's Class A shares. The inception date of the Fund's Class A3 shares is October 31, 2002.

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:

                                                           PERIODS ENDED
                                                           MARCH 31, 2003
                                                           --------------
                                                                            SINCE       INCEPTION
         CLASS B SHARES:              1 YEAR     5 YEARS     10 YEARS     INCEPTION       DATE
         --------------               ------     -------     --------     ---------     ----------
AM High Income Municipal Fund         2.73%       2.63%        N/A          2.79%        01/02/98

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for the named Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended March 31 are as follows:

                                                           PERIODS ENDED
                                                           MARCH 31, 2003
                                                           --------------
                                                                            SINCE       INCEPTION
         CLASS C SHARES:              1 YEAR     5 YEARS     10 YEARS     INCEPTION       DATE
         --------------               ------     -------     --------     ---------       ----
AIM High Income Municipal Fund         5.19%      2.88%         N/A         2.91%        01/02/98

YIELDS

         The yields and corresponding tax-equivalent yields for each of the named Funds are as follows:

                                                            30 DAYS ENDED
                                                            MARCH 31, 2003
                                                            --------------
                                      CLASS A    CLASS A3   CLASS B    CLASS C    INVESTOR CLASS
AIM High Income Municipal Fund

         30-Day Yield                  5.73%        -        5.25%      8.25%           -
         Tax-Equivalent Yield(1)       9.33%        -        8.55%      8.55%           -

AIM Tax-Exempt Cash Fund

         30-Day Yield                  0.57%        -           -          -            -
         Tax-Equivalent Yield(1)       0.93%        -           -          -            -

                                                            30 DAYS ENDED
                                                            MARCH 31, 2003
                                                            --------------
                                      CLASS A    CLASS A3    CLASS B    CLASS C    INVESTOR CLASS
AIM Tax-Free Intermediate Fund
         30-Day Yield                  2.38%       2.01%       -          -             -
         Tax-Equivalent Yield(1)       3.88%       3.27%       -          -             -

         The annualized and effective annualized yields for the Class A shares of the named Fund are as follows:


                                                    7 DAYS ENDED
                                                   MARCH 31, 2003
                                                   --------------
                                             CLASS A    INVESTOR CLASS
AIM Tax-Exempt Cash Fund
       Annualized Yield                       0.61%           -
       Effective Annualized Yield             0.61%           -

-------------------

(1) Assumes a federal tax rate of 38.6% calculated on the percentage of non-taxable income.

DISTRIBUTION RATES

       The distribution rates for each of the named Funds are as follows:

                                                            30 DAYS ENDED
                                                            MARCH 31, 2003
                                                            --------------
                                      CLASS A    CLASS A3    CLASS B    CLASS C    INVESTOR CLASS
AIM High Income Municipal Fund         5.76%          -       5.30%      5.30%          -
AIM Tax-Free Intermediate Fund         3.96%       3.64%         -          -           -

         Yield and distribution rate information on Investor Class shares is not reflected in the tables above since Investor Class shares have not yet commenced operations.

                              FINANCIAL STATEMENTS

                                       FS

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM High Income Municipal Fund and the Board of Trustees of AIM Tax-Exempt Funds:



We have audited the accompanying statement of assets and liabilities of AIM High Income Municipal Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM High Income Municipal Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Houston, Texas
May 5, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

March 31, 2003

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-98.64%

ALABAMA-2.59%

Tuscaloosa (City of) Educational Building
  Authority (Stillman College Project);
  Capital Improvement Refunding VRD Series
  2002 A RB
  (LOC-AmSouth Bank) 1.33%, 10/01/23(a)(b)     $3,470   $  3,470,000
====================================================================

ARIZONA-1.32%

Pima (County of) Industrial Development
  Authority (Health Care Facilities); Series
  2000 A RB
  8.25%, 11/15/22                                 640        657,843
--------------------------------------------------------------------
  8.50%, 11/15/32                                 300        311,256
--------------------------------------------------------------------
Pima (County of) Industrial Development
  Authority (Radisson City Center Project);
  Refunding Series 2002 RB
  7.00%, 12/01/12                                 800        801,560
====================================================================
                                                           1,770,659
====================================================================

CALIFORNIA-1.38%

California (State of) Educational Facilities
  Authority (Fresno Pacific University);
  Series 2000 A RB
  6.75%, 03/01/19                               1,000      1,106,400
--------------------------------------------------------------------
California (State of) Educational Facilities
  Authority (Keck Graduate Institute); Series
  2000 RB
  6.75%, 06/01/30                                 390        429,160
--------------------------------------------------------------------
Los Angeles (City of) Regional Airports
  Improvement Corp. Los Angeles International
  Airport-Sub Lease Facilities (American
  Airlines Inc.); Refunding Series 2002 A-1
  RB
  7.13%, 12/01/24                                 500        320,015
====================================================================
                                                           1,855,575
====================================================================

COLORADO-8.34%

Bromley Park (District of) Metropolitan District No. 2; Limited Tax
  Series 2002 B GO
  8.05%, 12/01/32                                 500        507,250
--------------------------------------------------------------------
  Series 2003 GO
  8.05%, 12/01/32                                 750        752,227
--------------------------------------------------------------------
Buckhorn Valley (District of) Metropolitan
  District No. 2; Limited Tax Series 2003 GO
  7.00%, 12/01/23                                 500        499,660
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Academy Charter
  School Project); Series 2000 RB
  7.13%, 12/15/30                               1,195      1,288,963
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-Compass Montessori Project); Series
  2002 R-1 RB
  8.00%, 02/15/32                               1,000      1,006,460
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-Littleton Academy Building Project);
  Series 2002 RB
  6.00%, 01/15/22                                 500        499,945
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
COLORADO-(CONTINUED)

Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Peak
  to Peak Project); Series 2001 RB
  7.63%, 08/15/31                              $  500   $    508,420
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Platte
  Academy Project); Series 2002 A RB
  7.25%, 03/01/22                                 500        500,765
--------------------------------------------------------------------
  7.25%, 03/01/32                                 500        496,485
--------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter
  School-University Lab School Project);
  Series 2001 RB
  6.13%, 06/01/21                                 150        152,244
--------------------------------------------------------------------
  6.25%, 06/01/31                                 500        506,960
--------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Portercare Adventist Health);
  Hospital Series 2001 RB
  6.50%, 11/15/31                                 500        538,110
--------------------------------------------------------------------
Denver (City of) Health & Hospital Authority;
  Health Care Facilities Series 2001 A RB
  6.00%, 12/01/31                                 750        757,995
--------------------------------------------------------------------
La Plata (County of) Recreational Facilities
  (Durango Mountain Resort Project);
  Refunding Series 2001 A RB
  6.88%, 02/01/12                                 250        252,190
--------------------------------------------------------------------
Montrose (County of) (The Volunteers of
  America Homestead at Montrose); Health Care
  Facilities Series 2003 A RB
  5.75%, 02/01/15                                 250        245,710
--------------------------------------------------------------------
  6.75%, 02/01/22                                 200        199,384
--------------------------------------------------------------------
  7.00%, 02/01/25                                 800        803,232
--------------------------------------------------------------------
Saddle Rock (City of) South Metropolitan
  District No. 2 (Mill Levy Obligation);
  Limited Tax Series 2000 GO
  7.20%, 12/01/19                                 615        652,804
--------------------------------------------------------------------
University of Northern Colorado (Auxiliary
  Facilities System); Refunding & Improvement
  Series 2001 RB
  5.00%, 06/01/23(c)                            1,000      1,025,530
====================================================================
                                                          11,194,334
====================================================================

DISTRICT OF COLUMBIA-0.51%

District of Columbia (Tobacco Settlement
  Financing Corp.); Asset-Backed Series 2001
  RB
  6.50%, 05/15/33                                 750        687,382
====================================================================

FLORIDA-8.00%

Cory Lakes (District of) Community
  Development; Special Assessment Series 2001
  A GO
  8.38%, 05/01/17                                 495        536,501
--------------------------------------------------------------------
  Series 2001 B GO
  8.38%, 05/01/17                                 460        478,119
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
FLORIDA-(CONTINUED)

Fishhawk (District of) Community Development;
  Special Assessment Series 1996 GO
  7.63%, 05/01/18                              $  865   $    922,038
--------------------------------------------------------------------
Lee (County of) Industrial Development
  Authority (Cypress Cove at HealthPark);
  Health Care Facilities Series 2002 A RB
  6.75%, 10/01/32                               1,250      1,219,887
--------------------------------------------------------------------
Lexington Oaks (District of) Community
  Development; Special Assessment Series 2000
  B GO
  6.70%, 05/01/07                                 100        102,079
--------------------------------------------------------------------
Miami Beach (City of) Health Facilities
  Authority (Mount Sinai Medical Center);
  Hospital Series 2001 A RB
  6.70%, 11/15/19                               1,000        909,780
--------------------------------------------------------------------
Orange (County of) Housing Finance Authority
  (Brentwood Park Apartments Project);
  Multifamily Housing Series 1998 G RB
  6.40%, 07/01/32                               1,470      1,374,435
--------------------------------------------------------------------
Orange (County of) Housing Finance Authority
  (Palm West Apartments Project); Multifamily
  Housing Series 1999 B RB
  6.50%, 03/01/34                               1,000        919,370
--------------------------------------------------------------------
Orlando (City of) Urban Community
  Development; Capital Improvement Special
  Assessment Series 2001 A RB
  6.95%, 05/01/33                               1,000      1,021,160
--------------------------------------------------------------------
  Series 2001 B RB
  6.40%, 05/01/10                                 700        707,280
--------------------------------------------------------------------
Poinciana (District of) Community
  Development; Special Assessment Series 2000
  A GO
  7.13%, 05/01/31                               1,000      1,046,190
--------------------------------------------------------------------
Reunion East (District of) Community
  Development; Special Assessment Series 2002
  A GO
  7.38%, 05/01/33                               1,000      1,011,950
--------------------------------------------------------------------
Sumter (County of) Industrial Development
  Authority (Wecare Nursing Center Project);
  Health Care Facilities Series 1999 A RB
  6.75%, 04/01/29(d)                            1,405        492,467
====================================================================
                                                          10,741,256
====================================================================

GEORGIA-3.36%

Atlanta (City of) (Atlantic Station Project);
  Tax Increment Series 2001 RB
  7.75%, 12/01/14                                 750        775,365
--------------------------------------------------------------------
  7.90%, 12/01/24                                 750        777,810
--------------------------------------------------------------------
Fulton (County of) Housing Authority (Azalea
  Manor Project); Multifamily Housing Series
  1998 RB
  6.50%, 02/01/28                                 780        652,306
--------------------------------------------------------------------
Fulton (County of) Housing Authority
  (Washington Court Project); Multifamily
  Housing Series 1998 RB
  6.40%, 02/01/19                                 700        604,268
--------------------------------------------------------------------
  6.50%, 02/01/28                                 225        188,165
--------------------------------------------------------------------
Rockdale (County of) Development Authority
  (Visy Paper, Inc. Project); Solid Waste
  Disposal Series 1993 IDR 7.50%, 01/01/26(e)   1,500      1,510,245
====================================================================
                                                           4,508,159
====================================================================

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

ILLINOIS-6.56%

Chicago (City of) (Chatham Ridge
  Redevelopment Project); Tax Increment
  Allocation Series 2002 RB
  5.95%, 12/15/12                              $  275   $    276,479
--------------------------------------------------------------------
  6.05%, 12/15/13                                 475        476,244
--------------------------------------------------------------------
Chicago (City of) (Lake Shore East Project);
  Special Assessment Series 2003 RB
  6.63%, 12/01/22                                 500        499,940
--------------------------------------------------------------------
  6.75%, 12/01/32                                 500        500,135
--------------------------------------------------------------------
Chicago (City of); Refunding Unlimited Tax
  Series 2003 A GO
  5.00%, 01/01/27(c)                            1,000      1,007,600
--------------------------------------------------------------------
Crestwood (City of); Tax Increment Refunding
  Non-Qualified Series 1994 RB
  7.25%, 12/01/03(f)(g)                           100        104,825
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Bethesda Home & Retirement);
  Series 1999 A RB
  6.25%, 09/01/14                                 500        507,145
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lifelink Corp. Obligation
  Group); Refunding Series 1998 RB
  5.70%, 02/15/24                                 850        692,087
--------------------------------------------------------------------
  5.85%, 02/15/20                                 350        303,621
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Lutheran Senior Ministries
  Obligation Group); Series 2001 A RB
  7.38%, 08/15/31                               1,280      1,296,013
--------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (SwedishAmerican Hospital);
  Series 2000 RB
  6.88%, 11/15/30                                 695        751,483
--------------------------------------------------------------------
Metropolitan Pier & Exposition Authority
  (McCormick Place Expansion); Dedicated
  State Tax Series 2002 A RB
  5.00%, 12/15/28(c)                            1,250      1,264,862
--------------------------------------------------------------------
Round Lake Beach (City of); Tax Increment
  Refunding Series 1993 RB
  7.50%, 12/01/13                               1,000      1,030,390
--------------------------------------------------------------------
Saint Charles (City of) (Tri-City Center
  Associates Ltd. Project); Series 1993 IDR
  (LOC-Old Kent Bank) 7.50%, 11/01/13(b)           90         90,214
====================================================================
                                                           8,801,038
====================================================================

INDIANA-0.71%

Petersburg (City of) (Indiana Power &
  Lighting Project); Refunding Convertible
  Series 1991 PCR 5.75%, 08/01/21               1,000        959,470
====================================================================

IOWA-0.07%

Iowa (State of) Finance Authority (Park West
  Housing Project); Multifamily Refunding
  Series 1993 RB
  8.00%, 10/01/23                                 100        100,503
====================================================================

KANSAS-3.05%

Hutchinson (City of) Health Care Facilities
  (Wesley Towers Inc.); Refunding &
  Improvement Series 1999 A RB
  6.25%, 11/15/19                                 750        722,212
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
KANSAS-(CONTINUED)

Lawrence (City of) Commercial Development
  (Holiday Inn Project); Sr. Refunding Series
  1997 A IDR 8.00%, 07/01/16                   $   40   $     34,855
--------------------------------------------------------------------
Lenexa (City of) Health Care Facilities
  (Lakeview Village Inc.); Series 2002 C RB
  6.88%, 05/15/32                                 750        760,995
--------------------------------------------------------------------
Olathe (City of) Senior Living Facilities
  (Aberdeen Village Inc.); Series 2000 A RB
  7.00%, 05/15/20                                 200        204,022
--------------------------------------------------------------------
  7.50%, 05/15/24                                 330        333,320
--------------------------------------------------------------------
Overland Park (City of) Development Corp.
  (First Tier-Overland Park Project); Series
  2001 A RB
  7.38%, 01/01/32                               2,000      2,037,940
====================================================================
                                                           4,093,344
====================================================================

KENTUCKY-1.04%

Jefferson (County of) Health Facilities
  (Beverly Enterprises Inc. Project);
  Refunding Series 1999 RB
  5.88%, 08/01/07                                 555        553,524
--------------------------------------------------------------------
Kenton (County of) Airport Board (Delta
  Airlines Project); Special Facilities
  Series 1992 B RB
  7.25%, 02/01/22                                 500        360,945
--------------------------------------------------------------------
Newport (City of) Public Properties Corp.
  (Public Parking & Plaza); First Mortgage
  Series 2000 A-1 RB
  8.50%, 01/01/27                                 500        481,015
====================================================================
                                                           1,395,484
====================================================================

MARYLAND-1.95%

Anne Arundel (County of) (Parole Town Center
  Project); Tax Increment Financing Series
  2002 RB
  5.00%, 07/01/12                                 500        503,460
--------------------------------------------------------------------
Howard (County of); Retirement Facilities
  (Columbia Vantage House Corp.); Series 2000
  A RB
  7.88%, 05/15/10(f)(h)                           780      1,008,649
--------------------------------------------------------------------
Maryland (State of) Health and Higher
  Educational Facilities Authority
  (University of Maryland Medical System);
  Series 2000 RB
  6.75%, 07/01/30                               1,000      1,110,870
====================================================================
                                                           2,622,979
====================================================================

MASSACHUSETTS-0.74%

Massachusetts (State of) Development Finance
  Agency (Briarwood); Series 2001 B RB
  7.50%, 12/01/16                                 500        510,245
--------------------------------------------------------------------
Massachusetts (State of) Health & Educational
  Facilities Authority (Christopher House);
  Refunding Series 1999 A RB
  6.88%, 01/01/29                                 500        487,285
====================================================================
                                                             997,530
====================================================================

MICHIGAN-3.51%

Garden City (City of) Hospital Finance
  Authority (Garden City Hospital Obligated
  Group); Hospital Refunding Series 1998 A RB
  5.75%, 09/01/17                                 500        379,750
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Gogebic (County of) Hospital Finance
  Authority (Grand View Health System Inc.);
  Refunding Series 1999 RB
  5.88%, 10/01/16                              $  920   $    841,800
--------------------------------------------------------------------
Mecosta (County of) General Hospital;
  Refunding Unlimited Tax Series 1999 GO
  6.00%, 05/15/18                                 500        471,620
--------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (Detroit Academy); Public School Academy
  Series 2001 A RB
  7.90%, 10/01/21                                 500        513,195
--------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (Public School-YMCA Service Learning
  Academy); Series 2001 RB
  7.75%, 10/01/31                                 500        506,970
--------------------------------------------------------------------
Michigan (State of) Strategic Fund (Detroit
  Edison Pollution Control); Refunding Ltd.
  Obligation Series 2001 C PCR
  5.45%, 09/01/29                                 500        510,110
--------------------------------------------------------------------
Wenonah Park Properties Inc. (Bay City
  Hotel); Series 2002 RB
  7.50%, 04/01/33                               1,000        977,860
--------------------------------------------------------------------
  7.88%, 04/01/22                                 500        509,570
====================================================================
                                                           4,710,875
====================================================================

MINNESOTA-7.00%

Edina (City of) Health Care Facilities (The
  Volunteers of America Care Centers Project
  of Minnesota); Series 2002 A RB
  6.63%, 12/01/22                                 250        257,427
--------------------------------------------------------------------
  6.63%, 12/01/30                                 250        254,070
--------------------------------------------------------------------
Fairmont (City of) (The Homestead-GEAC LLC
  Project); Housing Facilities Series 2002
  A-1 RB
  7.25%, 04/01/22                                 915        926,437
--------------------------------------------------------------------
Glencoe (City of) Health Care Facilities
  (Glencoe Regional Health Services Project);
  Series 2001 RB
  7.40%, 04/01/21                                 250        258,377
--------------------------------------------------------------------
  7.50%, 04/01/31                                 500        516,675
--------------------------------------------------------------------
Minneapolis (City of) Health Care Facility
  (Ebenezer Society Project); Series 1993 A
  RB
  7.00%, 07/01/12                                 100        100,129
--------------------------------------------------------------------
Minneapolis (City of) Health Care Facility
  (Shelter Care Foundation); Series 1999 A RB
  6.00%, 04/01/10                                 840        830,105
--------------------------------------------------------------------
Moorhead (City of) Economic Development
  Authority (Housing Development-Eventide
  Project); Multifamily Housing Refunding
  Series 1998 A RB
  6.00%, 06/01/18                                 500        502,455
--------------------------------------------------------------------
Oakdale (City of) Senior Housing (Oak Meadows
  Project); Senior Housing Series 1997 RB
  6.75%, 04/01/15                                 600        602,100
--------------------------------------------------------------------
Richfield (City of); Senior Housing Series
  2000 A RB
  7.38%, 02/01/19                                 435        445,266
--------------------------------------------------------------------
St. Cloud (City of) Housing & Redevelopment
  Authority (Sterling Heights Apartments
  Project); Multifamily Housing Series 2002
  RB
  7.00%, 10/01/23(e)                              495        496,881
--------------------------------------------------------------------
  7.45%, 10/01/32(e)                              155        155,577
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
MINNESOTA-(CONTINUED)

St. Paul (City of) Housing & Redevelopment
  Authority (Charter School -- New Spirit
  Project); Lease Revenue Refunding Series
  2002 A RB
  7.50%, 12/01/31                              $  890   $    885,185
--------------------------------------------------------------------
St. Paul (City of) Housing & Redevelopment
  Authority (Community of Peace Academy
  Project); Series 2001 A RB
  7.38%, 12/01/19                                 900        919,485
--------------------------------------------------------------------
St. Paul (City of) Port Authority & Hotel
  Facilities (Radisson Kellogg Project);
  Refunding Series 1999 2 RB
  7.38%, 08/01/29                               1,225      1,255,796
--------------------------------------------------------------------
Woodbury (City of) (Math Science Academy
  Project); Lease Revenue Refunding Series
  2002 A RB
  7.38%, 12/01/24                                 750        740,745
--------------------------------------------------------------------
  7.50%, 12/01/31                                 250        247,300
====================================================================
                                                           9,394,010
====================================================================

MISSISSIPPI-0.12%

Ridgeland (City of) Urban Renewal (The
  Orchard Limited Project); Refunding Series
  1993 A RB
  7.75%, 12/01/15                                 150        154,976
====================================================================

MISSOURI-2.90%

Des Peres (City of) (West County Center
  Project); Tax Increment Refunding Series
  2002 A RB
  5.75%, 04/15/20                               1,000      1,002,420
--------------------------------------------------------------------
Fenton (City of) (Gravois Bluffs Project);
  Tax Increment Refunding & Improvement
  Series 2001 RB
  7.00%, 10/01/21                               1,050      1,109,241
--------------------------------------------------------------------
Hazelwood (District of) Transportation
  Development (370 Missouri Bottom
  Road/Taussig Road); Tax Increment Series
  2002 RB
  7.00%, 05/01/22                                 750        759,398
--------------------------------------------------------------------
  7.20%, 05/01/33                                 500        506,205
--------------------------------------------------------------------
St. Louis (City of) Airport; Series 2000 RB
  6.00%, 07/01/03(f)(h)                           500        510,875
====================================================================
                                                           3,888,139
====================================================================

NEVADA-1.44%

Boulder (City of) (Boulder City Hospital Inc.
  Project); Refunding Hospital Series 1998 RB
  5.85%, 01/01/22                               1,000        864,910
--------------------------------------------------------------------
Clark (County of) (Nevada Power Company
  Project); Refunding Series 1992 C IDR
  7.20%, 10/01/22                                 550        550,022
--------------------------------------------------------------------
University of Nevada (Community College
  System); Series 2002 A RB
  5.40%, 07/01/31(c)                              500        523,310
====================================================================
                                                           1,938,242
====================================================================

NEW HAMPSHIRE-0.80%

New Hampshire (State of) Business Finance
  Authority (Alice Peck Day Health System);
  Series 1999 A RB
  6.88%, 10/01/19                               1,050      1,059,734
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
NEW HAMPSHIRE-(CONTINUED)

New Hampshire (State of) Higher Educational &
  Health Facilities Authority (Daniel Webster
  College); Series 1994 RB
  7.63%, 07/01/04(f)(h)                        $   10   $     10,909
====================================================================
                                                           1,070,643
====================================================================

NEW JERSEY-3.93%

New Jersey (State of) Economic Development
  Authority (Continental Airlines, Inc.
  Project); Special Facility Series 2000 RB
  7.00%, 11/15/30(e)                              500        318,410
--------------------------------------------------------------------
  7.20%, 11/15/30(e)                              425        272,748
--------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (Hamilton Continued Care); First
  Mortgage Series 2000 A RB
  8.35%, 11/01/30                               1,200      1,229,220
--------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (Seashore Gardens Project); First
  Mortgage Series 2001 RB
  8.00%, 04/01/23                                 800        826,088
--------------------------------------------------------------------
  8.00%, 04/01/31                                 500        512,780
--------------------------------------------------------------------
New Jersey (State of) Economic Development
  Facilities Authority (Cedar Crest Village
  Inc.); Retirement Community Services Series
  2001 A RB
  7.25%, 11/15/21                                 500        501,310
--------------------------------------------------------------------
New Jersey (State of) Health Care Facilities
  Financing Authority (Raritan Bay Medical
  Center); Series 1994 RB
  7.25%, 07/01/14                                  50         51,856
--------------------------------------------------------------------
  7.25%, 07/01/27                               1,500      1,565,145
====================================================================
                                                           5,277,557
====================================================================

NEW YORK-4.91%

Monroe (County of) Industrial Development
  Agency (Woodland Village Project); Civic
  Facility Series 2000 RB
  8.55%, 11/15/32                               1,000      1,068,800
--------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (Marymount Manhattan College
  Project); Civic Facility Series 1993 RB
  7.00%, 07/01/03(f)(h)                           150        155,093
--------------------------------------------------------------------
New York (City of) Industrial Development
  Agency (Staten Island University Hospital
  Project); Civic Facility Series 2002 C RB
  6.45%, 07/01/32                                 400        413,860
--------------------------------------------------------------------
Onondaga (County of) Industrial Development
  Agency Solid Waste Disposal Facility
  (Solvay Paperboard LLC Project); Refunding
  Series 1998 IDR 7.00%, 11/01/30(e)            2,000      2,084,080
--------------------------------------------------------------------
Orange (County of) Industrial Development
  Agency (Arden Hill Life Care Center
  Newburgh); Civic Facility Series 2001 C RB
  7.00%, 08/01/31                                 550        547,910
--------------------------------------------------------------------
Suffolk (County of) Industrial Development
  Agency (Spellman High Voltage Facility);
  Series 1997 A IDR 6.38%, 12/01/17(e)            350        324,153
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
NEW YORK-(CONTINUED)

Syracuse (City of) Industrial Development
  Agency (Jewish Home); First Mortgage Series
  2001 A RB
  7.38%, 03/01/21                              $  350   $    363,293
--------------------------------------------------------------------
  7.38%, 03/01/31                                 500        515,365
--------------------------------------------------------------------
Westchester (County of) Industrial
  Development Agency (Hebrew Hospital Senior
  Housing Inc.); Continuing Care Retirement
  Series 2000 A RB
  7.00%, 07/01/21                                 600        605,226
--------------------------------------------------------------------
  7.38%, 07/01/30                                 500        508,825
====================================================================
                                                           6,586,605
====================================================================

NORTH CAROLINA-0.57%

North Carolina (State of) Medical Care
  Commission Health Care Facilities (Arbor
  Acres United Methodist Community Project);
  First Mortgage Series 2002 RB
  6.38%, 03/01/32                                 500        505,750
--------------------------------------------------------------------
North Carolina (State of) Medical Care
  Commission Retirement Facilities (Forest at
  Duke Project); First Mortgage Series 2002
  RB
  6.38%, 09/01/32                                 250        252,768
====================================================================
                                                             758,518
====================================================================

NORTH DAKOTA-0.31%

Grand Forks (City of) Senior Housing (4000
  Valley Square Project); Special Term Series
  1997 RB
  6.38%, 12/01/34                                 490        410,723
====================================================================

OHIO-3.13%

Cuyahoga (County of) Hospital Facilities
  (Canton Inc. Project); Series 2000 RB
  7.50%, 01/01/30                                 750        827,535
--------------------------------------------------------------------
Cuyahoga (County of) Port Authority; Special
  Assessment Tax Increment Series 2001 RB
  7.35%, 12/01/31                               1,000      1,021,710
--------------------------------------------------------------------
Franklin (County of) Health Care Facilities
  (Ohio Presbyterian); Series 2001 A RB
  7.13%, 07/01/29                                 500        529,615
--------------------------------------------------------------------
Lucas (County of) Health Care Facilities
  (Sunset Retirement Communities); Refunding
  & Improvement Series 2000 A RB
  6.50%, 08/15/20                                 500        524,925
--------------------------------------------------------------------
  Series 2000 A RB
  6.55%, 08/15/24                                 500        526,230
--------------------------------------------------------------------
Madison (County of) (Madison County Hospital
  Project); Hospital Improvement Refunding
  Series 1998 RB
  6.25%, 08/01/18                                 815        773,370
====================================================================
                                                           4,203,385
====================================================================

OKLAHOMA-0.47%

Oklahoma (State of) Development Financing
  Authority (Comanche County Hospital
  Project); Series 2002 B RB
  6.60%, 07/01/31                                 625        628,856
====================================================================

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------

PENNSYLVANIA-12.35%

Allegheny (County of) Hospital Development
  Authority (Covenant at South Hills); Series
  2001 A RB
  8.63%, 02/01/21                              $  500   $    553,155
--------------------------------------------------------------------
  8.75%, 02/01/31                                 500        553,675
--------------------------------------------------------------------
Allegheny (County of) Hospital Development
  Authority (Villa St. Joseph of Baden);
  Health Care Facilities Series 1998 RB
  6.00%, 08/15/28                               1,000        849,680
--------------------------------------------------------------------
Beaver (County of) Industrial Development
  Authority (Cleveland Electric Project);
  Refunding Series 1995 PCR 7.63%, 05/01/25     1,600      1,727,888
--------------------------------------------------------------------
Blair (County of) Industrial Development
  Authority (Village of Pennsylvania State
  Project); Series 2002 A RB
  6.90%, 01/01/22                                 500        504,455
--------------------------------------------------------------------
  7.00%, 01/01/34                                 500        504,430
--------------------------------------------------------------------
Bucks (County of) Industrial Development
  Authority (Pennswood Village Project);
  Series 2002 A RB
  6.00%, 10/01/34                                 500        511,725
--------------------------------------------------------------------
Chartiers Valley (City of) Industrial &
  Commercial Development Authority (Asbury
  Health Center); First Mortgage Refunding
  Series 1999 RB
  6.38%, 12/01/19                               1,000        988,380
--------------------------------------------------------------------
Clarion (County of) Industrial Development
  Authority (Beverly Enterprises Inc.
  Project); Refunding Series 2001 RB
  7.38%, 12/01/08                                 500        510,215
--------------------------------------------------------------------
Crawford (County of) Hospital Authority
  (Wesbury United Methodist Community);
  Senior Living Facilities Series 1999 RB
  6.25%, 08/15/29                                 750        722,670
--------------------------------------------------------------------
Cumberland (County of) Industrial Development
  Authority (Woods Cedar Run); First Mortgage
  Refunding Series 1998 A RB
  6.50%, 11/01/18(d)                            1,000        704,860
--------------------------------------------------------------------
Cumberland (County of) Municipal Authority
  (Wesley Affiliated Services, Inc.);
  Retirement Community Series 2002 A RB
  7.13%, 01/01/25                                 700        688,128
--------------------------------------------------------------------
Lancaster (County of) Hospital Authority
  (Health Center-Saint Anne's Home); Series
  1999 RB
  6.63%, 04/01/28                               1,000        975,580
--------------------------------------------------------------------
Lancaster (County of) Industrial Development
  Authority (Garden Spot Village Project);
  Series 2000 A RB
  7.60%, 05/01/22                                 250        261,628
--------------------------------------------------------------------
  7.63%, 05/01/31                                 500        522,065
--------------------------------------------------------------------
Lawrence (County of) Industrial Development
  Authority (Shenango Presbyterian Center);
  Senior Health & Housing Facilities Series
  2001 B RB
  7.50%, 11/15/31                               1,000        970,150
--------------------------------------------------------------------
Lehigh (County of) General Purpose Authority
  (Bible Fellowship Church Home Inc.); First
  Mortgage Series 2001 RB
  7.63%, 11/01/21                                 250        261,333
--------------------------------------------------------------------
  7.75%, 11/01/33                                 750        785,213
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
PENNSYLVANIA-(CONTINUED)

Montgomery (County of) Higher Education &
  Health Authority (Philadelphia Geriatric
  Center); Series 1999 A RB
  7.38%, 12/01/30                              $1,340   $  1,345,668
--------------------------------------------------------------------
  Series 1999 D RB
  7.38%, 12/01/04(f)(h)                           110        121,683
--------------------------------------------------------------------
Montgomery (County of) Higher Education &
  Health Authority (Temple Continuing Care
  Center); Series 1999 RB
  6.63%, 07/01/19(d)                            1,250        628,975
--------------------------------------------------------------------
  6.75%, 07/01/29(d)                              460        230,828
--------------------------------------------------------------------
North Penn (City of) Health Hospital &
  Education Authority (Maple Village
  Project); Hospital Series 2000 A RB
  8.00%, 10/01/32                                 300        301,590
--------------------------------------------------------------------
Pennsylvania (State of) Higher Educational
  Facilities Authority (Student Association
  Inc. Project); Student Housing Series 2000
  A RB
  6.75%, 09/01/20                                 500        527,735
--------------------------------------------------------------------
  6.75%, 09/01/32                                 320        334,704
--------------------------------------------------------------------
Philadelphia (City of) Hospitals & Higher
  Education Facilities Authority (Chestnut
  Hill College); Series 1999 RB
  6.00%, 10/01/29                                 500        486,750
====================================================================
                                                          16,573,163
====================================================================

SOUTH CAROLINA-1.39%

South Carolina (State of) Jobs & Economic
  Development Authority (Palmetto Health
  Alliance); Hospital Facilities Improvement
  Series 2000 A RB
  7.38%, 12/15/21                                 800        897,664
--------------------------------------------------------------------
South Carolina (State of) Jobs & Economic
  Development Authority (Wesley Commons
  Project); Health Facilities First Mortgage
  Series 2000 RB
  7.75%, 10/01/15                                 700        683,641
--------------------------------------------------------------------
  8.00%, 10/01/31                                 300        287,706
====================================================================
                                                           1,869,011
====================================================================

SOUTH DAKOTA-0.37%

South Dakota (State of) Health & Educational
  Facilities Authority (Westhills Village
  Retirement Community); Refunding Series
  2003 RB
  5.65%, 09/01/23                                 500        495,785
====================================================================

TEXAS-9.36%

Abilene (City of) Health Facilities
  Development (Sears Methodist Retirement);
  Corporate Retirement Facilities Series 1998
  A RB
  5.88%, 11/15/18                               1,000        935,440
--------------------------------------------------------------------
Atlanta (City of) Hospital Authority;
  Hospital Facility Series 1999 RB
  6.70%, 08/01/19                                 500        485,945
--------------------------------------------------------------------
Bexar (County of) Health Facilities
  Development Authority (Army Retirement
  Residence Project); Refunding Series 2002
  RB
  6.30%, 07/01/32                                 500        501,060
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
TEXAS-(CONTINUED)

Bexar (County of) Housing Finance Corp.
  (American Opportunity Housing); Multifamily
  Housing Sr. Series 2002 A-1 RB
  6.85%, 12/01/23                              $  750   $    760,185
--------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Villa Madrid/Cumberland Apartments);
  Multifamily Housing Series 1998 A RB
  7.25%, 05/01/16                                 200        201,078
--------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann Health
  Care Project); Hospital Series 2001 A RB
  6.38%, 06/01/29                                 500        532,590
--------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (St. Luke's Episcopal
  Hospital); Series 2001 A RB
  5.63%, 02/15/18                                 750        790,590
--------------------------------------------------------------------
Harris (County of); Refunding Series 2002 RB
  5.13%, 08/15/31(c)                              370        377,008
--------------------------------------------------------------------
Houston (City of) Airport System (Continental
  Airlines Project); Special Facilities
  Series 2001 E RB
  6.75%, 07/01/29(e)                            1,500        796,920
--------------------------------------------------------------------
Meadow Parc Development Inc. (Meadow Parc
  Apartments Project); Multifamily Housing
  Series 1998 RB
  6.50%, 12/01/30                               1,250      1,182,600
--------------------------------------------------------------------
Midlothian (City of) Development Authority;
  Tax Increment Contract
  Series 1999 RB
  6.70%, 11/15/23                                 900        916,488
--------------------------------------------------------------------
  Series 2001 RB
  7.88%, 11/15/26                               1,000      1,110,580
--------------------------------------------------------------------
Richardson (City of) Hospital Authority
  (Richardson Medical Center); Unrefunded
  Hospital Series 1993 RB
  6.75%, 12/01/23                               1,000      1,030,180
--------------------------------------------------------------------
Texas (State of) Gulf Coast Waste Disposal
  Authority (Valero Energy Corp. Project);
  Waste Disposal Series 2001 IDR
  6.65%, 04/01/32(e)                              900        903,015
--------------------------------------------------------------------
University of Texas (Financing System);
  Series 2001 C RB
  5.00%, 08/15/20                               1,000      1,035,900
--------------------------------------------------------------------
Woodhill Public Facility Corp. (Woodhill
  Apartments Project); Multifamily Housing
  Series 1999 RB
  7.50%, 12/01/29                               1,000      1,004,260
====================================================================
                                                          12,563,839
====================================================================

VERMONT-0.45%

Vermont (State of) Educational & Health
  Buildings Financing Agency (Copley Manor
  Project); Health Care Facilities Series
  1999 RB
  6.25%, 04/01/29(d)                            1,000        602,710
====================================================================

VIRGINIA-2.74%

Albemarle (County of) Industrial Development
  Authority (Westminster-Canterbury Project);
  Residential Care Facilities Series 2001 A
  RB
  6.20%, 01/01/31                               1,000      1,006,380
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
VIRGINIA-(CONTINUED)

Hampton (City of) Redevelopment & Housing
  Authority (Olde Hampton Hotel Association);
  First Mortgage Refunding Series 1998 A RB
  6.50%, 07/01/16                              $  500   $    478,235
--------------------------------------------------------------------
Henrico (County of) Economic Development
  Authority (Virginia United Methodist Homes
  Inc.); Refunding Residential Care
  Facilities Series 2002 A RB
  6.50%, 06/01/22                                 750        741,825
--------------------------------------------------------------------
Lynchburg (City of) Industrial Development
  Authority (The Summit); Residential Care
  Facilities Mortgage Series 2002 A RB
  6.25%, 01/01/28                                 500        501,475
--------------------------------------------------------------------
Newport News (City of) Redevelopment &
  Housing Authority (Residential Rental-St.
  Michaels); Multifamily Housing Series 1998
  RB
  7.63%, 11/01/18                                 470        435,549
--------------------------------------------------------------------
Virginia (State of) Peninsula Ports Authority
  (Culpeper Baptist Retirement Community,
  Inc.); Residential Care Facilities Series
  2003 A RB
  7.38%, 12/01/23                                 500        508,225
====================================================================
                                                           3,671,689
====================================================================

WISCONSIN-2.89%

Wisconsin (State of) Health & Educational
  Facilities Authority (Community Memorial
  Hospital Inc. Project); Series 2003 RB
  7.13%, 01/15/22                               1,190      1,188,965
--------------------------------------------------------------------

                                                PAR        MARKET
                                               (000)       VALUE
--------------------------------------------------------------------
WISCONSIN-(CONTINUED)

Wisconsin (State of) Health & Educational
  Facilities Authority (FH Healthcare
  Development Inc. Project); Series 1999 RB
  6.25%, 11/15/20                              $1,250   $  1,323,988
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (New Castle Place Inc.
  Project); Series 2001 A RB
  7.00%, 12/01/31                                 250        250,470
--------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Oakwood Villlage
  Project); Series 2000 A RB
  7.63%, 08/15/30                               1,000      1,109,730
====================================================================
                                                           3,873,153
====================================================================

WYOMING-0.38%

Teton (County of) Hospital District (St.
  John's Medical Center); Series 2002 RB
  6.75%, 12/01/22                                 500        503,335
====================================================================
TOTAL INVESTMENTS-98.64% (Cost $133,745,601)             132,372,927
====================================================================
OTHER ASSETS LESS LIABILITIES-1.36%                        1,819,981
====================================================================
NET ASSETS-100.00%                                      $134,192,908
____________________________________________________________________
====================================================================

Investment Abbreviations:

GO   - General Obligation Bonds
IDR  - Industrial Development Revenue Bonds
LOC  - Letter of Credit
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds
Sr.  - Senior
VRD  - Variable Rate Demand

Notes to Schedule of Investments:

(a) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined weekly. Rate shown is the rate in effect on 03/31/03.
(b) Principal and interest payments are guaranteed by the letter of credit agreement.
(c) Principal and interest are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., or MBIA Insurance Corp.
(d) Defaulted security. The issuer is currently making interest payments to the Fund, but it is in default with certain covenants of the debt provisions.
(e) Security subject to the alternative minimum tax.
(f) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(g) Advance refunded; secured by an escrow fund of cash collateral.
(h) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

ASSETS:

Investments, at market value (cost
  $133,745,601)                                $132,372,927
-----------------------------------------------------------
Receivables for:
  Investments sold                                  432,911
-----------------------------------------------------------
  Fund shares sold                                  230,781
-----------------------------------------------------------
  Interest                                        2,809,484
-----------------------------------------------------------
Investment for deferred compensation plan            20,041
-----------------------------------------------------------
Other assets                                         20,643
===========================================================
    Total assets                                135,886,787
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,001,450
-----------------------------------------------------------
  Fund shares reacquired                            170,376
-----------------------------------------------------------
  Dividends                                         344,184
-----------------------------------------------------------
  Deferred compensation plan                         20,041
-----------------------------------------------------------
Accrued distribution fees                           122,812
-----------------------------------------------------------
Accrued transfer agent fees                           8,575
-----------------------------------------------------------
Accrued operating expenses                           26,441
===========================================================
    Total liabilities                             1,693,879
===========================================================
Net assets applicable to shares outstanding    $134,192,908
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 77,997,525
___________________________________________________________
===========================================================
Class B                                        $ 42,698,895
___________________________________________________________
===========================================================
Class C                                        $ 13,496,488
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                           9,025,780
___________________________________________________________
===========================================================
Class B                                           4,935,766
___________________________________________________________
===========================================================
Class C                                           1,560,319
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.64
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.64 divided by
      95.25%)                                  $       9.07
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $       8.65
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       8.65
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended March 31, 2003

INVESTMENT INCOME:

Interest                                         $8,492,166
___________________________________________________________
===========================================================

EXPENSES:

Advisory fees                                       752,845
-----------------------------------------------------------
Administrative services fees                         50,000
-----------------------------------------------------------
Custodian fees                                        5,380
-----------------------------------------------------------
Distribution fees -- Class A                        184,141
-----------------------------------------------------------
Distribution fees -- Class B                        395,195
-----------------------------------------------------------
Distribution fees -- Class C                        122,982
-----------------------------------------------------------
Transfer agent fees                                  70,979
-----------------------------------------------------------
Trustees' fees                                        9,753
-----------------------------------------------------------
Other                                               112,723
===========================================================
    Total expenses                                1,703,998
===========================================================
Less: Fees waived                                  (622,928)
-----------------------------------------------------------
    Expenses paid indirectly                         (1,807)
===========================================================
    Net expenses                                  1,079,263
===========================================================
Net investment income                             7,412,903
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain (loss) from net investment
  securities                                       (605,000)
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                             977,784
===========================================================
Net gain from investment securities                 372,784
===========================================================
Net increase in net assets resulting from
  operations                                     $7,785,687
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2003 and 2002

                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  7,412,903    $  6,637,711
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             (605,000)     (1,373,656)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                     977,784       1,001,629
==========================================================================================
    Net increase in net assets resulting from operations         7,785,687       6,265,684
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (4,437,153)     (4,375,332)
------------------------------------------------------------------------------------------
  Class B                                                       (2,087,123)     (1,737,007)
------------------------------------------------------------------------------------------
  Class C                                                         (649,224)       (465,897)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        6,735,334       8,187,685
------------------------------------------------------------------------------------------
  Class B                                                        6,719,088      10,223,695
------------------------------------------------------------------------------------------
  Class C                                                        2,151,183       4,528,845
==========================================================================================
    Net increase in net assets                                  16,217,792      22,627,673
==========================================================================================

NET ASSETS:

  Beginning of year                                            117,975,116      95,347,443
==========================================================================================
  End of year                                                 $134,192,908    $117,975,116
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $144,276,753    $128,671,148
------------------------------------------------------------------------------------------
  Undistributed net investment income                              277,866          38,463
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (8,989,037)     (8,384,037)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (1,372,674)     (2,350,458)
==========================================================================================
                                                              $134,192,908    $117,975,116
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Income Municipal Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Notwithstanding the above, short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

       The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends", as defined in the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based upon the following annual rates, to the average daily net assets of the Fund:

NET ASSETS                                    ANNUAL RATE
---------------------------------------------------------
First $500 million                               0.60%
---------------------------------------------------------
Over $500 million up to and including $1
  billion                                        0.55%
---------------------------------------------------------
Over $1 billion up to and including $1.5
  billion                                        0.50%
---------------------------------------------------------
Over $1.5 billion                                0.45%
_________________________________________________________
=========================================================


    AIM has voluntarily agreed to limit Fund operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements), if any, for Class A, Class B and Class C shares to 0.55%, 1.30% and 1.30%, respectively. Voluntary expense limitations may be rescinded, terminated or modified at any time without further notice to investors. During periods of voluntary fee waivers to the extent that the annualized expense ratio does not exceed the voluntary limit for the period, AIM will retain its ability to be reimbursed for such fee waivers prior to the end of the fiscal year. For the year ended March 31, 2003, AIM waived fees of $622,928.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2003, AFS retained $37,089 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2003, the Class A, Class B and Class C shares paid $184,141, $395,195 and $122,982, respectively.

    Front-end sales commissions and contingent deferred sales charges ("sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2003, AIM Distributors retained $36,027 in front-end sales commissions from the sale of Class A shares and $16,815, $0 and $6,300 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the year ended March 31, 2003, the Fund paid legal fees of $3,497 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended March 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,807 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $1,807.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under either facility during the year ended March 31, 2003.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2003 and 2002 were as follows:

                                         2003          2002
--------------------------------------------------------------
Distributions paid from:
Ordinary income                       $    5,355    $       --
--------------------------------------------------------------
Ordinary income-tax exempt             7,168,145     6,578,236
==============================================================
                                      $7,173,500    $6,578,236
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of March 31, 2003, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income--tax exempt      $    297,467
-----------------------------------------------------------
Unrealized appreciation
  (depreciation)--investments                    (1,365,415)
-----------------------------------------------------------
Temporary book/tax differences                      (28,907)
-----------------------------------------------------------
Capital loss carryforward                        (8,793,985)
-----------------------------------------------------------
Post-October capital loss deferral                 (193,005)
-----------------------------------------------------------
Shares of beneficial interest                   144,276,753
===========================================================
                                               $134,192,908
___________________________________________________________
===========================================================

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of market discount and the tax treatment of defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
March 31, 2007                                 $   11,394
----------------------------------------------------------
March 31, 2008                                    995,895
----------------------------------------------------------
March 31, 2009                                  3,558,416
----------------------------------------------------------
March 31, 2010                                  3,255,459
----------------------------------------------------------
March 31, 2011                                    972,821
==========================================================
Total capital loss carryforward                $8,793,985
__________________________________________________________
==========================================================

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2003 was $29,327,006 and $16,633,085, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2003 was as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 3,956,788
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (5,322,203)
===========================================================
Net unrealized appreciation (depreciation)
  of investment securities                      $(1,365,415)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $133,738,342.



NOTE 8--SHARE INFORMATION


The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the years ended March 31, 2003 and 2002 were as follows:

                                                                         2003                          2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,898,601    $ 33,779,729     3,982,092    $ 34,583,981
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,618,049      14,056,371     1,807,094      15,706,727
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,040,669       9,025,377       989,594       8,586,847
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        234,534       2,033,306       225,105       1,951,631
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        107,996         937,454        87,253         758,083
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         43,482         377,408        29,497         256,000
======================================================================================================================
Conversion of Class B shares to Class A shares:*
  Class A                                                         35,825         309,734            --              --
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (35,737)       (309,734)           --              --
======================================================================================================================
Reacquired:
  Class A                                                     (3,394,049)    (29,387,435)   (3,265,341)    (28,347,927)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (918,345)     (7,965,003)     (720,671)     (6,241,115)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (836,817)     (7,251,602)     (495,955)     (4,314,002)
======================================================================================================================
                                                               1,794,208    $ 15,605,605     2,638,668    $ 22,940,225
______________________________________________________________________________________________________________________
======================================================================================================================

* Prior to the year ended March 31, 2003, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ---------------------------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------------
                                                               2003          2002          2001       2000       1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.59       $  8.59       $  8.72    $ 10.04    $  9.99
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.54          0.55(a)       0.54       0.56       0.54
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.03         (0.01)        (0.11)     (1.32)      0.05
=======================================================================================================================
    Total from investment operations                             0.57          0.54          0.43      (0.76)      0.59
=======================================================================================================================
Less dividends from net investment income                       (0.52)        (0.54)        (0.56)     (0.56)     (0.54)
=======================================================================================================================
Net asset value, end of period                                $  8.64       $  8.59       $  8.59    $  8.72    $ 10.04
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  6.81%         6.41%         5.12%     (7.79)%     6.01%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $77,998       $70,873       $62,820    $38,645    $49,570
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.55%(c)      0.55%         0.55%      0.50%      0.29%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.05%(c)      1.07%         1.17%      1.28%      1.29%
=======================================================================================================================
Ratio of net investment income to average net assets             6.22%(c)      6.26%(a)      6.23%      5.95%      5.41%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            14%           30%           15%        51%        30%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share would have been $0.54 and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the Unites States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $73,656,527.

                                                                                       CLASS B
                                                              ---------------------------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                              ---------------------------------------------------------
                                                               2003          2002          2001       2000       1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.60       $  8.61       $  8.72    $ 10.04    $  9.99
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.47          0.48(a)       0.47       0.48       0.47
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.04         (0.02)        (0.10)     (1.32)      0.04
=======================================================================================================================
    Total from investment operations                             0.51          0.46          0.37      (0.84)      0.51
=======================================================================================================================
Less dividends from net investment income                       (0.46)        (0.47)        (0.48)     (0.48)     (0.46)
=======================================================================================================================
Net asset value, end of period                                $  8.65       $  8.60       $  8.61    $  8.72    $ 10.04
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  6.02%         5.47%         4.44%     (8.54)%     5.23%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $42,699       $35,811       $25,730    $20,298    $13,850
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.30%(c)      1.31%         1.30%      1.26%      1.04%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.80%(c)      1.83%         1.92%      2.04%      2.04%
=======================================================================================================================
Ratio of net investment income to average net assets             5.47%(c)      5.50%(a)      5.48%      5.19%      4.66%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            14%           30%           15%        51%        30%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the Unites States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $39,519,481.

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------
                                                               2003          2002          2001      2000      1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.60       $  8.61       $ 8.72    $10.04    $ 9.99
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.47          0.48(a)      0.47      0.48      0.47
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.04         (0.02)       (0.10)    (1.32)     0.04
====================================================================================================================
    Total from investment operations                             0.51          0.46         0.37     (0.84)     0.51
====================================================================================================================
Less dividends from net investment income                       (0.46)        (0.47)       (0.48)    (0.48)    (0.46)
====================================================================================================================
Net asset value, end of period                                $  8.65       $  8.60       $ 8.61    $ 8.72    $10.04
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                  6.02%         5.47%        4.43%    (8.54)%    5.23%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $13,496       $11,292       $6,797    $4,100    $3,017
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               1.30%(c)      1.31%        1.30%     1.26%     1.04%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            1.80%(c)      1.83%        1.92%     2.04%     2.04%
====================================================================================================================
Ratio of net investment income to average net assets             5.47%(c)      5.50%(a)     5.48%     5.19%     4.66%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                            14%           30%          15%       51%       30%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) As required, effective April 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortization of discounts on debt securities. Had the Fund not amortized discounts on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the Unites States of America and does not include sales charges.
(c)  Ratios are based on average daily net assets of $12,298,147.

                                                            TAX-EXEMPT CASH FUND

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Tax-Exempt Cash Fund
And the Board of Trustees of AIM Tax-Exempt Funds:

We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                             /s/ ERNST & YOUNG LLP
May 5, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

March 31, 2003


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------
TAX-EXEMPT MUNICIPAL OBLIGATIONS-98.77%

ALABAMA-24.79%

Alabama (State of) Agricultural & Mechanical
  University; Series 1998 RB
  5.00%, 11/01/03(b)                             AAA      Aaa    $   250   $   255,578
--------------------------------------------------------------------------------------
Birmingham (City of) Medical Clinic Board
  (University of Alabama Health Services
  Foundation); VRD Series 1991 RB
  (LOC-AmSouth Bank)
  1.30%, 12/01/26(c)(d)                         A-1+   VMIG-1      1,000     1,000,000
--------------------------------------------------------------------------------------
Birmingham (City of) Public Parks and
  Recreation Board (Childrens Zoo Project);
  VRD Series 2002 RB (LOC-AmSouth Bank)
  1.40%, 05/01/07(c)(d)                           --   VMIG-1      2,000     2,000,000
--------------------------------------------------------------------------------------
Huntsville (City of); Refunding Limited Tax
  Series 2002 F GO Wts.
  4.00%, 08/01/03                                 AA      Aa2        190       191,571
--------------------------------------------------------------------------------------
Montgomery (City of) Industrial Development
  Board (Industrial Partners Project);
  Refunding VRD Series 1989 IDR (LOC-SunTrust
  Bank)
  1.25%, 01/01/07(c)(d)                           --      Aa2        835       835,000
--------------------------------------------------------------------------------------
Ridge Improvement District; Special
  Assessment VRD Series 2000 RB (LOC-AmSouth
  Bank)
  1.25%, 10/01/25(c)(d)                           --   VMIG-1      1,335     1,335,000
--------------------------------------------------------------------------------------
Tuscaloosa (City of) Educational Building
  Authority (Stillman College Project);
  Capital Improvement Refunding VRD Series
  2002 A RB (LOC-AmSouth Bank)
  1.40%, 10/01/23(c)(d)                           --   VMIG-1     10,828    10,828,000
======================================================================================
                                                                            16,445,149
======================================================================================

COLORADO-1.69%

East Cherry Creek Valley Water & Sanitation
  District; Series 2002 RB
  3.00%, 11/15/03(b)                             AAA      Aaa        350       354,133
--------------------------------------------------------------------------------------
Douglas (County of) School District Number
  Re.1; Refunding Unlimited Tax Series 1994 B
  GO
  5.65%, 12/15/03(b)                             AAA      Aaa        200       205,801
--------------------------------------------------------------------------------------
Englewood (City of) Industrial Development
  Authority (Safeway Inc. Project); Refunding
  Variable Rate Series 1993 IDR (LOC-Bankers
  Trust Co.)
  1.45%, 06/01/03(c)                            A-1+       --        565       565,000
======================================================================================
                                                                             1,124,934
======================================================================================

                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

DELAWARE-0.58%

Delaware (State of) Transportation Authority;
  Motor Fuel Tax Series 1986 RB
  7.75%, 07/01/03(e)                             AAA      Aaa    $   380   $   386,239
======================================================================================

DISTRICT OF COLUMBIA-0.69%

District of Columbia; Unlimited Tax Series
  1994 B GO
  5.60%, 06/01/03(e)                             AAA      Aaa        200       201,341
--------------------------------------------------------------------------------------
Washington DC Metropolitan Area Transit
  Authority; Refunding Series 1993 RB
  4.80%, 01/01/04(b)                             AAA      Aaa        250       256,775
======================================================================================
                                                                               458,116
======================================================================================

FLORIDA-1.20%

Hillsborough (County of) (Unincorporated Area
  Parks and Recreation Program); Refunding
  Unlimited Tax Series 2002 GO
  2.00%, 07/01/03(b)                             AAA      Aaa        425       425,682
--------------------------------------------------------------------------------------
South Indian River Water Control District
  (Section 15 Egret Landing-Phase I); Special
  Assessment Tax Series 1993 GO
  7.50%, 11/01/03(e)(f)                          NRR      NRR        350       370,016
======================================================================================
                                                                               795,698
======================================================================================

ILLINOIS-3.36%

First Union Merlots (State of Illinois); VRD
  Unlimited Tax Series 2001 A124 GO (Acquired
  08/28/02; Cost $1,400,000)
  1.26%, 11/01/26(d)(g)(h)                       A-1       --      1,400     1,400,000
--------------------------------------------------------------------------------------
Illinois (State of); Unlimited Tax Series
  1995 GO
  5.13%, 12/01/03(b)                             AAA      Aaa        150       153,696
--------------------------------------------------------------------------------------
Illinois (State of); Unlimited Tax Series
  2000 1 GO
  5.50%, 12/01/03                                 AA      Aa2        260       267,052
--------------------------------------------------------------------------------------
Kankakee (City of); Refunding Sewer Series
  1991 RB
  7.00%, 05/01/03(e)(f)                          AAA      Aaa        250       256,177
--------------------------------------------------------------------------------------
Northwest Water Commission of Cook & Lake
  Counties; Refunding Series 2003 RB
  2.00%, 05/01/03(b)                              --      Aaa        150       150,100
======================================================================================
                                                                             2,227,025
======================================================================================

INDIANA-0.61%

Purdue University (Student Fee); Refunding
  University & College Improvement Series
  2002 R RB
  4.00%, 07/01/03                                 AA      Aa1        400       402,301
======================================================================================


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

IOWA-0.30%

Algona (City of) (George A Hormel & Co.
  Project); VRD Series 1985 IDR (LOC-U.S.
  Bank N.A.)
  1.30%, 05/01/05(c)(d)                           --      P-1    $   200   $   200,000
======================================================================================

KANSAS-0.83%

Olathe (City of); Unlimited Tax Series 2001
  198 GO
  4.25%, 04/01/03                                 AA      Aa3        300       300,000
--------------------------------------------------------------------------------------
Wyandotte (County of)-Kansas City (City of)
  Unified Government; Unlimited Tax Series
  2002 A GO
  2.00%, 08/01/03(b)                             AAA      Aaa        250       250,412
======================================================================================
                                                                               550,412
======================================================================================

KENTUCKY-0.91%

Kentucky (State of) Asset Liability
  Commission; Series 2002 A TRAN
  2.75%, 06/26/03                              SP-1+    MIG-1        600       601,518
======================================================================================

LOUISIANA-1.45%

Mississippi River Bridge Authority (Crescent
  City Connection); Refunding Series 2002 RB
  2.00%, 11/01/03(b)                             AAA      Aaa        400       401,039
--------------------------------------------------------------------------------------
St. John the Baptist Parish (Louisiana Sales
  Tax District); Refunding Public Improvement
  Series 1999 ST RB
  4.38%, 12/01/03(b)                              --      Aaa        550       561,661
======================================================================================
                                                                               962,700
======================================================================================

MARYLAND-5.90%

Baltimore (City of); Refunding Construction
  Public Improvement Unlimited Tax Series
  1995 A GO
  7.38%, 10/15/03(b)                             AAA      Aaa        500       516,967
--------------------------------------------------------------------------------------
Baltimore (County of) (Blue Circle Inc.
  Project); Refunding Economic Development
  VRD Series 1992 RB (LOC-Danske Bank A/S)
  1.25%, 12/01/17(c)(d)                           --   VMIG-1      2,900     2,900,000
--------------------------------------------------------------------------------------
Howard (County of) (Owen Brown Joint
  Venture); Refunding VRD Series 1990 RB
  (LOC-Bank of America N.A.)
  1.10%, 05/01/11(c)(i)                           --      P-1        500       500,000
======================================================================================
                                                                             3,916,967
======================================================================================

MICHIGAN-5.19%

Oakland (County of) Economic Development
  Corp. (Rochester College Project); VRD
  Limited Tax Obligation Series 2001 RB
  (LOC-Bank One Michigan)
  1.25%, 08/01/21(c)(d)                           --   VMIG-1      2,939     2,939,000
--------------------------------------------------------------------------------------

                                                  RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Troy (City of) (Public Safety Facilities &
  City Hall); Unlimited Tax Series 2003 GO
  2.50%, 10/01/03                                AAA      Aaa    $   500   $   503,501
======================================================================================
                                                                             3,442,501
======================================================================================

MISSISSIPPI-0.76%

Jackson (County of); Refunding Unlimited Tax
  Series 2002 GO
  2.00%, 12/01/03(b)                             AAA      Aaa        500       502,479
======================================================================================

NEVADA-1.13%

Churchill (County of) School District
  (Permanent School Fund Guarantee Program);
  Refunding Limited Tax Series 2001 GO
  (CEP-Nevada Permanent School Fund)
  3.00%, 05/01/03                                 --      Aaa        500       500,528
--------------------------------------------------------------------------------------
Clark (County of ) School District; Limited
  Tax Series 2001 F GO
  5.00%, 06/15/03(b)                             AAA      Aaa        250       251,775
======================================================================================
                                                                               752,303
======================================================================================

NEW JERSEY-0.61%

Gloucester (County of); Unlimited Tax Series
  2001 GO
  4.50%, 07/01/03(b)                             AAA      Aaa        400       403,006
======================================================================================

NEW MEXICO-5.00%

Albuquerque (City of) (Joint Water & Sewer
  System); Refunding Series 2000 A RB
  5.00%, 07/01/03(b)                             AAA      Aaa        375       378,447
--------------------------------------------------------------------------------------
New Mexico (State of) Hospital Equipment Loan
  Council (Dialysis Clinic Inc. Project); VRD
  Series 2000 RB (LOC-SunTrust Bank)
  1.30%, 07/01/25(c)(d)                           --   VMIG-1      2,490     2,490,000
--------------------------------------------------------------------------------------
Silver City (City of); VRD Series 1995 A RB
  (LOC-LaSalle National Bank)
  1.35%, 11/15/10(c)(d)                           --      P-1        450       450,000
======================================================================================
                                                                             3,318,447
======================================================================================

NORTH DAKOTA-6.16%

Fargo (City of) (Cass Oil Co. Project); VRD
  Series 1984 RB (LOC-US Bank N.A.)
  1.30%, 12/01/14(c)(d)                          A-1       --      3,600     3,600,000
--------------------------------------------------------------------------------------
Fargo (City of); Refunding Unlimited Tax
  Series 1994 B GO
  6.40%, 05/01/03(e)(f)                           AA      Aa2        485       487,092
======================================================================================
                                                                             4,087,092
======================================================================================


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

OHIO-0.75%

Allen (County of) Economic Development (Young
  Mens Christian Association); Series 1998 RB
  (LOC-National City Bank)
  4.60%, 04/15/03(c)(f)                           --      Aa3    $   500   $   500,520
======================================================================================

OKLAHOMA-7.69%

Muskogee (City of) Industrial Trust (Muskogee
  Mall Ltd. Special Project); VRD Series 1985
  RB (LOC-Boatmen's National Bank)
  1.35%, 12/01/15(c)(d)                           --   VMIG-1      5,100     5,100,000
======================================================================================

PENNSYLVANIA-1.31%

Canon McMillan School District; Unlimited Tax
  Series 2002 D GO
  2.00%, 09/01/03(b)                             AAA      Aaa        260       260,483
--------------------------------------------------------------------------------------
Lancaster (City of); Unlimited Tax Series
  1998 A GO
  3.70%, 05/01/03(b)                             AAA      Aaa        200       200,318
--------------------------------------------------------------------------------------
Pennsylvania (State of) Infrastructure
  Investment Authority; Series 1991 A RB
  5.90%, 09/01/03(e)(f)                          NRR      NRR        200       207,398
--------------------------------------------------------------------------------------
Philadelphia (City of); Refunding Unlimited
  Tax Series 1993 A GO
  5.13%, 05/15/03(b)                             AAA      Aaa        200       200,809
======================================================================================
                                                                               869,008
======================================================================================

TENNESSEE-2.70%

Hamilton (County of) Industrial Development
  Board (Trade Center Hotel Associates);
  Refunding VRD Series 1998 A IDR (LOC-Mellon
  Bank N.A.)
  1.25%, 09/01/16(c)(d)                           --   VMIG-1        438       437,750
--------------------------------------------------------------------------------------
Hamilton (County of) Industrial Development
  Board (Trade Center Hotel Associates);
  Refunding VRD Series 1998 C IDR (LOC-Mellon
  Bank N.A.)
  1.25%, 09/01/16(c)(d)                           --   VMIG-1        800       800,000
--------------------------------------------------------------------------------------
Shelby (County of); Unlimited Tax Series 1995
  A GO
  5.50%, 04/01/03(e)(f)                          NRR      NRR        540       550,800
======================================================================================
                                                                             1,788,550
======================================================================================

TEXAS-15.26%

Amarillo (City of) Health Facilities Corp.
  (ACES-Panhandle Pooled Health Care); VRD
  Series 1985 RB (LOC-BNP Paribas)
  1.40%, 05/31/25(c)(d)                           --   VMIG-1      5,898     5,898,000
--------------------------------------------------------------------------------------
Austin (City of) Electric Utility System;
  Refunding Series 2002 A RB
  4.00%, 11/15/03(b)                             AAA      Aaa        450       457,649
--------------------------------------------------------------------------------------

                                                  RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Cedar Hill (City of); Refunding Limited Tax
  Series 2003 GO
  2.00%, 02/15/04(b)                             AAA      Aaa    $   545   $   549,120
--------------------------------------------------------------------------------------
Dallas (City of); Refunding & Improvement
  Limited Tax Series 1998 GO
  4.00%, 02/15/04                                AAA      Aaa        255       261,189
--------------------------------------------------------------------------------------
El Paso Independent School District;
  Refunding Unlimited Tax Series 2002 GO
  (CEP-Texas Permanent School Fund)
  5.00%, 08/15/03                                AAA       --        185       187,394
--------------------------------------------------------------------------------------
Mansfield (City of); Water & Sewer Series
  2002 RB
  2.50%, 08/01/03(b)                             AAA      Aaa        340       341,182
--------------------------------------------------------------------------------------
North East Independent School District;
  Unlimited Tax Series 1999 GO (CEP-Texas
  Permanent School Fund)
  6.50%, 10/01/03                                AAA      Aaa        600       614,651
--------------------------------------------------------------------------------------
Northside Independent School District;
  Unlimited Tax Series 2001 A GO (CEP-Texas
  Permanent School Fund)
  2.00%, 08/01/03                                AAA      Aaa        400       400,528
--------------------------------------------------------------------------------------
Round Rock Independent School District;
  Unlimited Tax Series 1998 GO (CEP-Texas
  Permanent School Fund)
  6.50%, 08/01/03                                AAA      Aaa        200       203,286
--------------------------------------------------------------------------------------
Texas (State of) (Parks and Wildlife Dept.
  Project); Refunding Unlimited Tax Series
  1998 C GO
  4.75%, 10/01/03                                 AA      Aa1        250       254,565
--------------------------------------------------------------------------------------
Texas (State of); Series 2002 TRAN
  2.75%, 08/29/03                              SP-1+    MIG-1        700       703,605
--------------------------------------------------------------------------------------
Trinity River Industrial Development
  Authority (Radiation Sterilizers); VRD
  Series 1985 A IDR (LOC-American National
  Bank)
  1.20%, 11/01/05(c)(i)                          A-1       --        250       250,000
======================================================================================
                                                                            10,121,169
======================================================================================

UTAH-0.38%

Box Elder (County of) School District;
  Unlimited Tax Series 1993 GO
  5.15%, 06/15/03(e)(f)                          AAA      Aaa        250       252,083
======================================================================================

VERMONT-2.64%

Vermont (State of) Industrial Development
  Authority; Hydroelectric VRD Series 1984 RB
  (LOC-Citizens Bank of Massachusetts)
  1.30%, 12/01/13(c)(i)                         A-1+       --      1,755     1,755,000
======================================================================================

VIRGINIA-0.47%

Virginia (State of) College Building
  Authority (Washington & Lee Universities);
  Prerefunded Educational Facilities Series
  1994 RB
  5.75%, 01/01/04(e)(f)                          AAA      Aaa    $   295   $   311,042
======================================================================================


                                                 RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------

WASHINGTON-5.34%

King (County of); Limited Tax Series 1997 D
  GO
  5.20%, 12/01/03                                AA+      Aa1        250       256,115
--------------------------------------------------------------------------------------
Port Seattle (City of) Industrial Development
  Corp. (Sysco Food Services Project);
  Refunding VRD Series 1994 IDR
  1.30%, 11/01/25(d)                            A-1+   VMIG-1      3,290     3,290,000
======================================================================================
                                                                             3,546,115
======================================================================================

WISCONSIN-1.07%

Milwaukee (City of) Area Technical College
  District (Promissory Notes); Unlimited Tax
  Series 2002 B GO
  2.50%, 06/01/03                                 --      Aa2        250       250,269
--------------------------------------------------------------------------------------

                                                  RATINGS(a)        PAR       MARKET
                                                S&P    MOODY'S    (000)       VALUE
--------------------------------------------------------------------------------------
WISCONSIN-(CONTINUED)

Northeast (City of) Technical College
  District (Promissory Notes); Unlimited Tax
  Series 2002 B GO
  2.00%, 04/01/03                                 --      Aa1    $   345   $   345,000
--------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Froedtert Memorial
  Lutheran Hospital); Series 1994 A RB
  5.20%, 10/01/03(b)                             AAA      Aaa        110       111,742
======================================================================================
                                                                               707,011
======================================================================================
    Total Tax-Exempt Municipal Obligations
      (Cost $65,527,385)                                                    65,527,385
======================================================================================
TOTAL INVESTMENTS-98.77% (Cost
  $65,527,385)(j)                                                           65,527,385
======================================================================================
OTHER ASSETS LESS LIABILITIES-1.23%                                            814,673
======================================================================================
NET ASSETS-100.00%                                                         $66,342,058
______________________________________________________________________________________
======================================================================================

Investment Abbreviations:

ACES  - Adjustable Convertible Extendable Security
CEP   - Credit Enhancement Provider
GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
LOC   - Letter of Credit
RB    - Revenue Bonds
TRAN  - Tax and Revenue Anticipation Notes
VRD   - Variable Rate Demand
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of Independent Auditors.
(b) Principal and interest are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
(c) Principal and interest payments are guaranteed by the letter of credit agreement.
(d) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined weekly. Rate shown is the rate in effect on 03/31/03.
(e) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(f) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(g) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The market value of this security at 03/31/03 represented 2.11% of the Fund's net assets. This security is not considered to be illiquid.
(h) Certificates of participation involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders variable rate interest payments based upon a short-term rate reset periodically.
(i) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined monthly. Rate shown is the rate in effect on 03/31/03.
(j) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

ASSETS:

Investments, at market value (cost
  $65,527,385)                                  $65,527,385
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,070,070
-----------------------------------------------------------
  Fund shares sold                                  385,250
-----------------------------------------------------------
  Interest                                          306,680
-----------------------------------------------------------
Investment for deferred compensation plan            33,256
-----------------------------------------------------------
Other assets                                         23,613
===========================================================
    Total assets                                 67,346,254
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             550,301
-----------------------------------------------------------
  Fund shares reacquired                            353,781
-----------------------------------------------------------
  Dividends                                           2,420
-----------------------------------------------------------
  Deferred compensation plan                         33,256
-----------------------------------------------------------
Accrued distribution fees                            16,387
-----------------------------------------------------------
Accrued transfer agent fees                          12,347
-----------------------------------------------------------
Accrued operating expenses                           35,704
===========================================================
    Total liabilities                             1,004,196
===========================================================
Net assets applicable to shares outstanding     $66,342,058
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Outstanding                                      66,334,401
___________________________________________________________
===========================================================
Net asset value, offering and redemption price
  per share                                     $      1.00
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended March 31, 2003

INVESTMENT INCOME:

Interest                                          $939,064
==========================================================

EXPENSES:

Advisory fees                                      211,650
----------------------------------------------------------
Administrative services fees                        50,000
----------------------------------------------------------
Custodian fees                                       4,796
----------------------------------------------------------
Distribution fees                                  151,179
----------------------------------------------------------
Transfer agent fees                                 62,411
----------------------------------------------------------
Trustees' fees                                       9,268
----------------------------------------------------------
Registration and filing fees                        29,304
----------------------------------------------------------
Professional fees                                   30,115
----------------------------------------------------------
Other                                               20,657
==========================================================
    Total expenses                                 569,380
==========================================================
Less: Fees waived                                  (90,707)
----------------------------------------------------------
    Expenses paid indirectly                          (887)
==========================================================
    Net expenses                                   477,786
==========================================================
Net investment income                              461,278
==========================================================
Net increase in net assets resulting from
  operations                                      $461,278
__________________________________________________________
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2003 and 2002

                                                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   461,278    $ 1,103,192
========================================================================================
    Net increase in net assets resulting from operations          461,278      1,103,192
========================================================================================
Distributions to shareholders from net investment income         (461,278)    (1,103,182)
----------------------------------------------------------------------------------------
Share transactions-net                                         11,346,083     (8,484,219)
========================================================================================
    Net increase (decrease) in net assets                      11,346,083     (8,484,209)
========================================================================================

NET ASSETS:

  Beginning of year                                            54,995,975     63,480,184
========================================================================================
  End of year                                                 $66,342,058    $54,995,975
________________________________________________________________________________________
========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $66,315,915    $54,969,832
----------------------------------------------------------------------------------------
  Undistributed net investment income                              26,143         26,143
========================================================================================
                                                              $66,342,058    $54,995,975
________________________________________________________________________________________
========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Cash Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers one class of shares. Matters affecting each portfolio will be voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to earn the highest level of current income exempt from federal income taxes that is consistent with the preservation of capital and liquidity.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost, which approximates market value as permitted under Rule 2a-7 of the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of discount.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.35% of the Fund's average daily net assets.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2003, AIM was paid $50,000 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2003, AFS retained $30,529 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets for services related to the sale and distribution of the Fund's shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Fund to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. AIM Distributors has agreed to waive a portion of its compensation payable by the Fund such that compensation paid pursuant to the Plan equals 0.10% of the Fund's average daily net assets. Pursuant to the Plan, for the year ended March 31, 2003, the Fund paid $60,472 after Plan fees waived by AIM Distributors of $90,707.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the year ended March 31, 2003, the Fund paid legal fees of $3,396 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended March 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $887 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $887.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under the facility during the year ended March 31, 2003.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the year ended March 31, 2003 and 2002 were as follows:

                                         2003         2002
-------------------------------------------------------------
Distributions paid from:
  Ordinary income -- Taxable           $ 28,586    $  274,968
-------------------------------------------------------------
  Ordinary income -- Tax-Exempt         432,692       828,214
=============================================================
                                       $461,278    $1,103,182
_____________________________________________________________
=============================================================


Tax Components of Beneficial Interest:

As of March 31, 2003, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income -- Tax-Exempt     $    73,228
-----------------------------------------------------------
Temporary book/tax differences                      (47,085)
-----------------------------------------------------------
Shares of beneficial interest                    66,315,915
===========================================================
                                                $66,342,058
___________________________________________________________
===========================================================


    The temporary book/tax differences are a result of trustee deferral of compensation and retirement plan expenses.


NOTE 7--SHARE INFORMATION

The Fund currently consists of one class of shares, Class A shares. Changes in shares outstanding during the years ended March 31, 2003 and 2002 were as follows:

                                                                         2003                           2002
                                                              ---------------------------    ---------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold                                                           92,849,952    $ 92,849,952     66,147,965    $ 66,147,965
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                               410,319         410,319      1,054,345       1,054,345
------------------------------------------------------------------------------------------------------------------------
Reacquired                                                    (81,914,188)    (81,914,188)   (75,686,529)    (75,686,529)
========================================================================================================================
                                                               11,346,083    $ 11,346,083     (8,484,219)   $ (8,484,219)
________________________________________________________________________________________________________________________
========================================================================================================================


NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                               YEAR ENDED MARCH 31,
                                                              ------------------------------------------------------
                                                               2003          2002       2001       2000       1999
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
--------------------------------------------------------------------------------------------------------------------
Net investment income                                            0.01          0.02       0.04       0.03       0.03
--------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                       (0.01)        (0.02)     (0.04)     (0.03)     (0.03)
====================================================================================================================
Net asset value, end of period                                $  1.00       $  1.00    $  1.00    $  1.00    $  1.00
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(a)                                                  0.77%         1.84%      3.76%      3.05%      2.90%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $66,342       $54,996    $63,480    $60,440    $61,159
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               0.79%(b)      0.79%      0.76%      0.80%      0.79%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            0.94%(b)      0.94%      0.91%      0.95%      0.94%
====================================================================================================================
Ratio of net investment income to average net assets             0.76%         1.85%      3.68%      2.99%      2.83%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $60,471,429.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of AIM Tax-Free Intermediate Fund and the Board of Trustees of AIM Tax-Exempt Funds:



We have audited the accompanying statement of assets and liabilities of AIM Tax-Free Intermediate Fund (a portfolio of AIM Tax-Exempt Funds), including the schedule of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods presented through March 31, 2000 were audited by other auditors whose report dated May 1, 2000, expressed an unqualified opinion on those financial highlights.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Fund as of March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Houston, Texas                                          /s/ ERNST & YOUNG LLP
May 5, 2003

FINANCIALS

SCHEDULE OF INVESTMENTS

March 31, 2003


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------
MUNICIPAL BONDS-98.49%

ALABAMA-2.01%

Alabama (State of) (Parks System Improvement
  Corp.); Unlimited Series 2001 C GO
  5.50%, 06/01/10                                AA      Aa3    $1,060   $  1,215,608
-------------------------------------------------------------------------------------
Alabama Special Care Facilities Financing
  Authority (Birmingham Charity Obligated
  Group); Hospital Series 1997 D RB
  4.95%, 11/01/07(b)(c)                         NRR      Aaa       790        852,149
-------------------------------------------------------------------------------------
Birmingham (City of); Refunding Unlimited Tax
  Series 2001 B GO
  5.25%, 07/01/10(d)                            AAA      Aaa     1,950      2,201,179
-------------------------------------------------------------------------------------
Jefferson (County of) (Public Improvements
  Project); Unlimited Tax Series 2001 A GO
  5.00%, 04/01/10(d)                            AAA      Aaa     2,925      3,244,878
-------------------------------------------------------------------------------------
Jefferson (County of) (School Improvements
  Project); Limited Tax Series 2000 GO
  5.05%, 02/15/09(d)                            AAA      Aaa     1,000      1,114,050
-------------------------------------------------------------------------------------
Lauderdale & Florence (County of) Health Care
  Authority (Coffee Health Group Project)
  Series 1999 A RB
  5.00%, 07/01/07(d)                            AAA      Aaa     1,000      1,102,170
-------------------------------------------------------------------------------------
  Series 2000 A RB
  5.25%, 07/01/04(d)                            AAA      Aaa     1,195      1,253,364
-------------------------------------------------------------------------------------
  5.50%, 07/01/08(d)                            AAA      Aaa       385        436,563
=====================================================================================
                                                                           11,419,961
=====================================================================================

ALASKA-0.66%

Alaska (State of) Housing Financing Corp.;
  Series 1997 A-1 RB
  4.90%, 12/01/07(d)                            AAA      Aaa       525        559,125
-------------------------------------------------------------------------------------
Anchorage (City of) (Correctional Facilities
  Improvement Project); Lease Series 2000 RB
  5.13%, 02/01/09(d)                            AAA      Aaa     1,000      1,115,070
-------------------------------------------------------------------------------------
Anchorage (City of); Unlimited Tax Series
  1994 GO
  5.50%, 07/01/04(b)(c)                         AAA      Aaa     1,950      2,093,676
=====================================================================================
                                                                            3,767,871
=====================================================================================

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------


AMERICAN SAMOA-0.73%

American Samoa (Territory of); Refunding
  Unlimited Tax Series 2000 GO
  5.75%, 09/01/03(d)                              A       --    $1,120   $  1,140,070
-------------------------------------------------------------------------------------
  6.00%, 09/01/06(d)                              A       --     1,585      1,754,310
-------------------------------------------------------------------------------------
  6.00%, 09/01/07(d)                              A       --     1,150      1,284,458
=====================================================================================
                                                                            4,178,838
=====================================================================================

ARIZONA-1.79%

Arizona (State of) Agricultural Improvement &
  Power District (Salt River Project);
  Unrefunded Series 1993 B RB
  5.38%, 01/01/09(e)                             AA      Aa2        55         56,310
-------------------------------------------------------------------------------------
Arizona State Transportation Board (Highway
  Project); Refunding Sub. Series 1993 A RB
  6.00%, 07/01/08                                AA      Aa2       800        932,080
-------------------------------------------------------------------------------------
Maricopa (County of) School District #17
  (Tolleson Elementary); Limited Refunding
  Tax Series 2002 GO
  3.50%, 07/01/05(d)                            AAA      Aaa       600        625,836
-------------------------------------------------------------------------------------
Maricopa (County of) Unified School District
  #11 (Peoria Project of 1991); Unlimited Tax
  Series 1995 GO
  5.50%, 07/01/05(b)(c)                         AAA      Aaa     1,365      1,503,356
-------------------------------------------------------------------------------------
Maricopa (County of) Unified School District
  #4 (Mesa Project of 1995); Unlimited Tax
  Series 1998 E GO
  5.00%, 07/01/09(d)                            AAA      Aaa     1,900      2,092,736
-------------------------------------------------------------------------------------
Navajo (County of) Unified School District #6
  (Heber-Overgaard); Unlimited Tax Series
  1997 A GO
  5.00%, 07/01/07(d)                            AAA      Aaa       450        497,461
-------------------------------------------------------------------------------------
Phoenix (City of) Civic Improvements Corp.;
  Refunding Wastewater System Jr. Lien Series
  2001 RB
  5.25%, 07/01/11(d)                            AAA      Aaa     3,000      3,386,760
-------------------------------------------------------------------------------------
Yuma (City of) Industrial Development
  Authority (Yuma Regional Medical Center
  Project); Refunding Hospital Series 1997 RB
  5.70%, 08/01/06(d)                            AAA      Aaa     1,000      1,120,230
=====================================================================================
                                                                           10,214,769
=====================================================================================

ARKANSAS-2.98%

Arkansas (State of) Development Finance
  Authority (State Agencies
  Facilities-Department of Corrections
  Project); Series 1999 A RB
  5.00%, 11/01/05(d)                            AAA      Aaa     1,125      1,222,391
-------------------------------------------------------------------------------------


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------
ARKANSAS-(CONTINUED)

Arkansas (State of) Development Finance
  Authority; Corrections Facilities Series
  1996 RB
  6.25%, 10/01/06(d)                            AAA      Aaa    $1,800   $  2,064,168
-------------------------------------------------------------------------------------
Fort Smith (City of) Sales and Use Tax (Water
  Utility and Sewer Improvements Project);
  Series 2001 A RB
  4.25%, 12/01/08                               AA-       --     1,800      1,935,702
-------------------------------------------------------------------------------------
  4.40%, 12/01/09                               AA-       --     2,000      2,155,320
-------------------------------------------------------------------------------------
Hot Springs (City of) (Recreational
  Facilities Improvements Project); Refunding
  and Improvement Series 2001 RB
  4.25%, 07/01/06                                AA       --     3,450      3,707,232
-------------------------------------------------------------------------------------
Little Rock (City of) Health Facilities Board
  (Baptist Medical Center); Refunding
  Hospital Series 1991 RB
  6.70%, 11/01/04(d)                            AAA      Aaa       710        763,300
-------------------------------------------------------------------------------------
Little Rock (City of) School District;
  Limited Tax Series 2001 C GO
  5.00%, 02/01/09(d)                            AAA      Aaa     1,615      1,788,273
-------------------------------------------------------------------------------------
  5.00%, 02/01/10(d)                            AAA      Aaa     1,695      1,878,535
-------------------------------------------------------------------------------------
Paragould (City of); Water Sewer and Electric
  Series 2000 RB
  4.90%, 12/01/09(d)                            AAA      Aaa       295        328,981
-------------------------------------------------------------------------------------
Sebastian (County of) Community Jr. College
  District; Refunding and Improvement Limited
  Tax Series 1997 GO
  5.20%, 04/01/07(b)                            AAA      Aaa     1,000      1,115,740
=====================================================================================
                                                                           16,959,642
=====================================================================================

CALIFORNIA-0.10%

San Francisco (City and County of) Parking
  Authority; Parking Meter Series 1994 RB
  6.75%, 06/01/05(d)                            AAA      Aaa       500        556,395
=====================================================================================

COLORADO-0.59%

Boulder (County of); Open Space Capital
  Improvement Trust Fund Series 1998 RB
  5.25%, 12/15/09                               AA-       --     1,000      1,126,770
-------------------------------------------------------------------------------------
Colorado (State of) Department of
  Transportation; Series 2000 RAN 6.00%,
  06/15/06(d)                                   AAA      Aaa     1,000      1,130,670
-------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority
  (Highway Improvements Project); Sr. Series
  2001 A RB
  5.00%, 06/15/11(d)                            AAA      Aaa     1,000      1,111,340
=====================================================================================
                                                                            3,368,780
=====================================================================================

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------------

CONNECTICUT-0.60%

Connecticut (State of) Resource Recovery
  Authority (Bridgeport Resco Co. LP
  Project); Refunding Series 1999 RB
  5.13%, 01/01/09(d)                            AAA      Aaa    $1,000   $  1,114,670
-------------------------------------------------------------------------------------
New Haven (City of); Unlimited Tax Series
  1997 GO
  6.00%, 02/15/06(d)                            AAA      Aaa     2,050      2,293,130
=====================================================================================
                                                                            3,407,800
=====================================================================================

DELAWARE-0.37%

Delaware (State of) Economic Development
  Authority (Delmarva Power & Light Co.);
  Refunding Facilities Series 2000 C RB
  5.50%, 07/01/10(c)                           BBB+       A3     2,045      2,112,608
=====================================================================================

DISTRICT OF COLUMBIA-5.57%

District of Columbia (American Association of
  Advancement Science); Series 1997 RB
  5.00%, 01/01/05(d)                            AAA      Aaa       800        847,016
-------------------------------------------------------------------------------------
District of Columbia (Gonzaga College High
  School); Series 1999 RB
  5.25%, 07/01/08(d)                            AAA      Aaa       500        563,500
-------------------------------------------------------------------------------------
  5.25%, 07/01/09(d)                            AAA      Aaa       510        575,494
-------------------------------------------------------------------------------------
District of Columbia (Medlantic Healthcare
  Group); Refunding Hospital Series A 1993 RB
  5.50%, 08/15/06(b)                            AAA      Aaa       500        561,730
-------------------------------------------------------------------------------------
  Series A 1996 RB
  6.00%, 08/15/06(b)                            AAA      Aaa     1,550      1,766,612
-------------------------------------------------------------------------------------
  Series A 1997 RB
  6.00%, 08/15/07(b)                            AAA      Aaa       500        579,585
-------------------------------------------------------------------------------------
District of Columbia; Prerefunded Unlimited
  Tax Series 1999 B GO
  5.50%, 06/01/09(b)                            AAA      Aaa       950      1,091,293
-------------------------------------------------------------------------------------
District of Columbia; Refunding Unlimited Tax
  Series 1993 B-1 GO
  5.50%, 06/01/09(d)                            AAA      Aaa     1,250      1,420,775
-------------------------------------------------------------------------------------
  Series 1993 B-2 GO
  5.50%, 06/01/07(d)                            AAA      Aaa     3,000      3,362,310
-------------------------------------------------------------------------------------
  Series 1999 B GO
  5.50%, 06/01/10(d)                            AAA      Aaa     1,415      1,607,199
-------------------------------------------------------------------------------------
District of Columbia; Unrefunded Unlimited
  Tax Series 1999 B GO
  5.50%, 06/01/09(d)                            AAA      Aaa    15,275     17,361,870
-------------------------------------------------------------------------------------
Washington, D.C. Convention Center Authority;
  Sr. Lien Dedicated Tax Series 1998 RB
  5.25%, 10/01/09(d)                            AAA      Aaa     1,750      1,969,572
=====================================================================================
                                                                           31,706,956
=====================================================================================


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------

FLORIDA-3.18%

Broward (County of) (Wheelabrator North
  Plant); Resource Recovery Refunding Series
  2001 A RB
  5.00%, 12/01/07                               AA-       A3    $5,530   $  6,015,092
-------------------------------------------------------------------------------------
  5.38%, 12/01/10                               AA-       A3       655        708,186
-------------------------------------------------------------------------------------
Broward (County of) (Wheelabrator South
  Plant); Resource Recovery Refunding Series
  2001 A RB
  5.50%, 12/01/08                               AA-       A3     3,000      3,339,780
-------------------------------------------------------------------------------------
Florida (State of) Board of Education;
  Lottery Series 2000 B RB
  5.75%, 07/01/10(d)                            AAA      Aaa     1,000      1,162,960
-------------------------------------------------------------------------------------
Miami Beach (City of) Health Facilities
  Authority (South Shore Hospital); Refunding
  Hospital Series 1998 A RB
  4.80%, 08/01/08(d)                              A       --     1,000      1,081,330
-------------------------------------------------------------------------------------
Palm Beach (County of) Airport System;
  Refunding Series 2001 RB
  5.50%, 10/01/09(d)                            AAA      Aaa     1,000      1,142,090
-------------------------------------------------------------------------------------
Palm Beach (County of) Solid Waste Authority;
  Refunding Series 1997 A RB
  5.50%, 10/01/06(d)                            AAA      Aaa     3,000      3,353,760
-------------------------------------------------------------------------------------
Village Center Community Development
  District; Recreational Refunding Series
  1998 A RB
  5.50%, 11/01/10(d)                            AAA      Aaa     1,105      1,269,976
=====================================================================================
                                                                           18,073,174
=====================================================================================

GEORGIA-0.71%

Dalton (City of) Utilities; Series 1999 RB
  5.75%, 01/01/10(d)                            AAA      Aaa     1,015      1,170,173
-------------------------------------------------------------------------------------
Georgia (State of); Unlimited Tax Series 1992
  B GO
  6.30%, 03/01/09                               AAA      Aaa     1,425      1,688,967
-------------------------------------------------------------------------------------
  6.30%, 03/01/10                               AAA      Aaa     1,000      1,195,600
=====================================================================================
                                                                            4,054,740
=====================================================================================

HAWAII-0.43%

Hawaii (State of); Unlimited Tax Series CA
  1993 GO
  5.75%, 01/01/10(d)                            AAA      Aa3     1,000      1,150,260
-------------------------------------------------------------------------------------
Honolulu (City and County of); Unlimited Tax
  Series 1994 B GO
  6.00%, 06/01/04(b)(c)                         AAA      Aaa     1,230      1,311,918
=====================================================================================
                                                                            2,462,178
=====================================================================================

IDAHO-0.05%

Idaho (State of) Housing Agency; Single
  Family Mortgage Sub. Series 1994 D-1 RB
  5.90%, 07/01/06                                --      Aa2       265        280,738
=====================================================================================

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------


ILLINOIS-6.59%

Chicago (City of) (Central Loop
  Redevelopment); Tax Increment Allocation
  Sub. Series 2000 A RB
  6.50%, 12/01/08(d)                              A       --    $8,000   $  9,253,520
-------------------------------------------------------------------------------------
Chicago (City of) (Emergency Telephone
  System); Refunding Limited Tax Series 1999
  GO
  5.00%, 01/01/09(d)                            AAA      Aaa     1,000      1,106,990
-------------------------------------------------------------------------------------
Chicago (City of) Park District Parking
  Facility; Series 1999 RB
  5.25%, 01/01/05(b)                            NRR      NRR     2,500      2,656,750
-------------------------------------------------------------------------------------
Chicago (City of) Park District; Refunding
  Unlimited Tax Series 1995 GO
  6.00%, 01/01/07(d)                            AAA      Aaa     2,000      2,264,720
-------------------------------------------------------------------------------------
Chicago (City of); Prerefunded Limited Tax
  Series 1997 GO
  6.00%, 01/01/06(b)                            AAA      Aaa       350        390,078
-------------------------------------------------------------------------------------
Chicago (City of); Unrefunded Limited Tax
  Series 1997 GO
  6.00%, 01/01/06(d)                            AAA      Aaa       150        166,450
-------------------------------------------------------------------------------------
Chicago Midway Airport; Series 1996 A RB
  5.30%, 01/01/08(d)                            AAA      Aaa     1,000      1,098,000
-------------------------------------------------------------------------------------
Hoffman Estates (Economic Development
  Project); Tax Increment Refunding Series
  1997 RB
  5.00%, 11/15/06(d)                            AAA      Aaa     2,500      2,646,650
-------------------------------------------------------------------------------------
Hoffman Estates (Park Place Apartments
  Project); Multifamily Housing Refunding
  Series 1996 RB
  5.75%, 06/01/06(c)                            AAA      Aaa     1,400      1,434,748
-------------------------------------------------------------------------------------
Illinois (State of) (Department of Central
  Management Services); Series 1999 COP
  4.90%, 07/01/08(d)                            AAA      Aaa     1,000      1,111,520
-------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (MJH Educational Assistance);
  Series 1999 B RB
  4.63%, 09/01/04(c)(d)                         AAA      Aaa       350        366,317
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Children's Memorial Hospital);
  Series 1999 A RB
  5.50%, 08/15/07(d)                            AAA      Aaa     1,580      1,779,064
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Edwards Hospital Obligated
  Group); Series 2001 A RB
  5.00%, 02/15/09(d)                            AAA      Aaa     1,000      1,109,090
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Highland Park Hospital); Series
  1991 B RB
  5.55%, 10/01/06(b)                            AAA      Aaa       500        564,860
-------------------------------------------------------------------------------------


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of) Health Facilities
  Authority (The Carle Foundation); Series
  1998 A RB
  5.25%, 07/01/09(d)                            AAA      Aaa    $1,000   $  1,126,810
-------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (University of Chicago Hospital
  System); Series 2001 RB
  5.00%, 08/15/09(d)                            AAA      Aaa     1,000      1,102,900
-------------------------------------------------------------------------------------
Illinois (State of) Regional Transportation
  Authority; Series 1994 B RB
  6.30%, 06/01/04(b)(c)                         AAA      Aaa     1,000      1,079,930
-------------------------------------------------------------------------------------
  Series 2001 A RB
  5.50%, 07/01/09(d)                            AAA      Aaa     1,980      2,264,724
-------------------------------------------------------------------------------------
Illinois (State of); First Refunding
  Unlimited Tax Series 2001 GO
  5.25%, 10/01/11(d)                            AAA      Aaa     1,790      2,017,062
-------------------------------------------------------------------------------------
Madison and St. Clair (County of) School
  District #10 (Collinsville School Building
  Improvements); Unlimited Tax Series 2001 GO
  5.00%, 02/01/11(d)                            AAA      Aaa     1,150      1,265,518
-------------------------------------------------------------------------------------
McHenry (County of) Community School District
  #47 (Crystal Lake); Unlimited Tax Series
  1999 GO
  5.13%, 02/01/10(d)                            AAA      Aaa     1,250      1,371,375
-------------------------------------------------------------------------------------
Warrenville (City of); Tax Increment Series
  2000 RB
  5.25%, 05/01/07(d)                            AAA      Aaa     1,170      1,304,070
=====================================================================================
                                                                           37,481,146
=====================================================================================

INDIANA-1.94%

Hamilton (County of); Optional Income Tax
  Series 1998 RB
  5.00%, 07/10/08(d)                            AAA      Aaa     1,095      1,221,801
-------------------------------------------------------------------------------------
Indiana (State of) Health Facilities
  Financing Authority (Daughters of Charity
  National Health System); Series 1997 D RB
  5.00%, 11/01/07(b)(c)                         NRR      Aaa     3,065      3,371,132
-------------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority; Unrefunded Highway Series 1993 A
  RB
  5.50%, 06/01/07(d)                            AAA      Aaa       855        964,038
-------------------------------------------------------------------------------------
Indianapolis (City of); Local Public
  Improvement Series 1999 D RB
  5.10%, 01/01/09                               AAA      Aaa       425        472,940
-------------------------------------------------------------------------------------
Northside High School Building Corp.; First
  Mortgage Series 2003 RB
  3.00%, 07/15/05(d)                            AAA      Aaa       715        736,858
-------------------------------------------------------------------------------------
  3.00%, 01/15/06(d)                            AAA      Aaa       725        747,105
-------------------------------------------------------------------------------------
Porter (County of) Jail Building Corp.; First
  Mortgage Refunding Series 2001 RB
  5.00%, 01/10/10(d)                            AAA      Aaa       700        773,416
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------------
INDIANA-(CONTINUED)

Richland-Bean Blossom School Building Corp.;
  First Mortgage Series 2001 RB
  5.00%, 07/15/10(d)                            AAA      Aaa    $1,045   $  1,161,988
-------------------------------------------------------------------------------------
Zionsville (City of) Community Schools
  Building Corp. (School Improvements
  Project); First Mortgage Series 2002 RB
  5.00%, 07/15/11(d)                            AAA      Aaa     1,420      1,566,572
=====================================================================================
                                                                           11,015,850
=====================================================================================

KANSAS-2.07%

Johnson (County of) Water District #1;
  Refunding Series 2001 RB
  5.00%, 06/01/11                               AAA      Aa1     1,770      1,967,603
-------------------------------------------------------------------------------------
Kansas (State of) Department of
  Transportation; Highway Refunding Series
  1998 RB
  5.50%, 09/01/11                               AAA      Aa2     5,000      5,742,650
-------------------------------------------------------------------------------------
Wyandotte (County of) and Kansas (City of)
  Unified Government (Redevelopment
  Project-Area B); Special Obligation Series
  2001 RB
  5.00%, 12/01/09(d)                            AAA      Aaa     1,080      1,215,043
-------------------------------------------------------------------------------------
  5.00%, 12/01/10(d)                            AAA      Aaa       750        839,430
-------------------------------------------------------------------------------------
Wyandotte (County of) School District #500;
  Unlimited Tax Series 2001 GO
  5.50%, 09/01/11(d)                            AAA      Aaa     1,750      2,008,545
=====================================================================================
                                                                           11,773,271
=====================================================================================

KENTUCKY-0.20%

Kentucky (State of) Turnpike Authority
  (Revitalization Project); Economic
  Development Road Refunding Series 2001 A RB
  5.50%, 07/01/11(d)                            AAA      Aaa     1,000      1,144,410
=====================================================================================

LOUISIANA-2.21%

Jefferson Parish School Board; Sales and Use
  Tax Series 1995 RB
  6.00%, 02/01/04(d)                            AAA      Aaa     1,720      1,789,815
-------------------------------------------------------------------------------------
Louisiana (State of) Energy and Power
  Authority (Power Project); Refunding Series
  2000 RB
  5.75%, 01/01/11(d)                            AAA      Aaa     2,500      2,880,375
-------------------------------------------------------------------------------------
Louisiana (State of) Offshore Terminal
  Authority (Loop, Inc.); First Stage
  Refunding Series 1992 B RB
  6.20%, 09/01/03                                 A       A3     1,000      1,017,330
-------------------------------------------------------------------------------------
Louisiana (State of); Unlimited Tax Series
  1997 A GO
  6.00%, 04/15/07(d)                            AAA      Aaa     5,000      5,725,300
-------------------------------------------------------------------------------------
New Orleans (City of); Certificates of
  Indebtedness Series 2000 RB
  5.50%, 12/01/09(d)                            AAA      Aaa     1,000      1,153,800
=====================================================================================
                                                                           12,566,620
=====================================================================================


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------

MASSACHUSETTS-2.93%

Massachusetts (State of); Consumer Lien
  Unlimited Tax Series 2000 A GO
  5.75%, 02/01/09                               AA-      Aa2    $5,000   $  5,724,200
-------------------------------------------------------------------------------------
Massachusetts (State of); Refunding Limited
  Tax Series 1993 C GO
  4.95%, 08/01/05(d)                            AAA      Aaa     5,000      5,163,200
-------------------------------------------------------------------------------------
Massachusetts (State of); Refunding Limited
  Tax Series 1997 A GO
  5.75%, 08/01/08(d)                            AAA      Aaa     5,000      5,759,850
=====================================================================================
                                                                           16,647,250
=====================================================================================

MICHIGAN--3.61%

Detroit (City of); Refunding Unlimited Tax
  Series 1995 B GO
  6.25%, 04/01/09(d)                            AAA      Aaa     4,065      4,440,200
-------------------------------------------------------------------------------------
  Series 1997 B GO
  5.38%, 04/01/10(d)                            AAA      Aaa     1,630      1,815,135
-------------------------------------------------------------------------------------
Detroit (City of); Unlimited Tax Series 2001
  A-1 GO
  5.50%, 04/01/09(d)                            AAA      Aaa     1,500      1,709,640
-------------------------------------------------------------------------------------
Hartland (City of) Consolidated School
  District; Refunding Unlimited Tax Series
  2001 GO
  5.50%, 05/01/11                               AAA      Aaa     1,000      1,140,920
-------------------------------------------------------------------------------------
Jackson (City of) (Downtown Development);
  Limited Tax Series 2001 GO
  5.25%, 06/01/11(d)                            AAA      Aaa       910      1,024,915
-------------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Ascension Health Credit); Series
  1999 B RB
  5.20%, 11/15/05(c)                             AA      Aa2     4,000      4,362,120
-------------------------------------------------------------------------------------
Michigan (State of) Job Development Authority
  (General Motors Corp.); Pollution Control
  Series 1984 RB
  5.55%, 04/01/09                               BBB       A3     2,975      2,985,115
-------------------------------------------------------------------------------------
Michigan (State of) Strategic Fund (Detroit
  Edison); Limited Obligation Refunding
  Series 1995 CC RB
  4.85%, 09/01/11(c)(d)                         AAA      Aaa     1,000      1,093,030
-------------------------------------------------------------------------------------
Taylor (City of); Series 2001 COP 5.00%,
  02/01/11(d)                                   AAA      Aaa       495        546,861
-------------------------------------------------------------------------------------
Troy (City of) Downtown Development Authority
  (Public Improvements Project); Refunding
  and Development Tax Series 2001 RB
  5.00%, 11/01/10(d)                            AAA      Aaa     1,265      1,413,498
=====================================================================================
                                                                           20,531,434
=====================================================================================

MINNESOTA-2.43%

Anoka (County of) (Northern States Power
  Company Project); Resource Recovery
  Refunding Series 1999 RB
  5.00%, 12/01/06(d)                            AAA      Aaa     2,145      2,387,085
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------

MINNESOTA-(CONTINUED)

Minneapolis (City of) Special School District
  #1; Unlimited Tax Series 1997 GO
  5.00%, 02/01/10                               AA+      Aa1    $1,000   $  1,064,430
-------------------------------------------------------------------------------------
Osseo (City of) Independent School District
  #279; Unlimited Tax Refunding Series 2001 B
  GO
  5.00%, 02/01/11                                --      Aa1     3,610      3,940,748
-------------------------------------------------------------------------------------
Ramsey (County of) (Capital Improvement);
  Unlimited Tax Refunding Series 1992 C GO
  5.50%, 12/01/03                               AAA      Aaa     1,725      1,766,745
-------------------------------------------------------------------------------------
St. Cloud (City of) Health Care (St. Cloud
  Hospital Obligated Group); Series 2000 A RB
  5.50%, 05/01/06(d)                            AAA      Aaa       600        664,650
-------------------------------------------------------------------------------------
St. Paul (City of) (Capital Improvements);
  Unlimited Tax Series 2001 A GO
  5.00%, 03/01/09                               AAA      Aa2     1,000      1,112,150
-------------------------------------------------------------------------------------
Western Minnesota Municipal Power Agency;
  Refunding Series 2001 A RB
  5.50%, 01/01/10(d)                            AAA      Aaa     1,245      1,410,149
-------------------------------------------------------------------------------------
  5.50%, 01/01/11(d)                            AAA      Aaa     1,300      1,472,133
=====================================================================================
                                                                           13,818,090
=====================================================================================

MISSISSIPPI-0.71%

Rankin (County of) School District (School
  Improvements Project); Unlimited Tax Series
  2001 GO
  5.00%, 10/01/11(d)                            AAA      Aaa     3,625      4,018,748
=====================================================================================

MISSOURI-0.69%

Missouri (State of) Health and Educational
  Facilities Authority (Freeman Health
  Systems Project); Hospital Series 1998 RB
  4.85%, 02/15/07(d)                              A       --     1,000      1,074,600
-------------------------------------------------------------------------------------
  5.00%, 02/15/08(d)                              A       --       515        555,247
-------------------------------------------------------------------------------------
Missouri (State of) Health and Educational
  Facilities Authority (St. Lukes
  Episcopal-Presbyterian Hospital); Health
  Facilities Series 2001 RB
  5.25%, 12/01/09(d)                            AAA      Aaa     1,000      1,135,540
-------------------------------------------------------------------------------------
Missouri (State of) Health and Educational
  Facilities Authority (Webster University);
  Series 2001 RB
  5.00%, 04/01/11(d)                            AAA      Aaa     1,075      1,185,811
=====================================================================================
                                                                            3,951,198
=====================================================================================

NEVADA-0.29%

Nevada (State of) Capital Improvement and
  Cultural Affairs; Limited Tax Series 1999 A
  GO
  5.00%, 02/01/10                                AA      Aa2     1,500      1,649,025
=====================================================================================


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------

NEW JERSEY-1.79%

New Jersey (State of) Transportation Trust
  Fund Authority (Transportation System);
  Series 1999 A RB
  5.50%, 06/15/10                               AA-      Aa3    $8,020   $  9,136,625
-------------------------------------------------------------------------------------
Tobacco Settlement Financing Corp.; Series
  2002 Asset Backed RB
  5.00%, 06/01/09                                 A       A1     1,000      1,027,670
=====================================================================================
                                                                           10,164,295
=====================================================================================

NEW MEXICO-0.09%

Santa Fe (City of); Series 1994 RB
  5.50%, 06/01/03(b)                            AAA      Aaa       500        503,565
=====================================================================================

NEW YORK-5.43%

Nassau (County of) (General Improvements
  Project); Unlimited Tax Series V 1997 GO
  5.15%, 03/01/07(d)                            AAA      Aaa     2,500      2,765,000
-------------------------------------------------------------------------------------
Nassau (County of) (Public Improvements
  Project); Unlimited Tax Series E 2000 GO
  5.25%, 03/01/05(d)                            AAA      Aaa     3,000      3,211,710
-------------------------------------------------------------------------------------
New York (City of) Metropolitan
  Transportation Authority (Triborough);
  Series 1999 A COP
  5.00%, 01/01/08(d)                            AAA      Aaa     1,000      1,105,490
-------------------------------------------------------------------------------------
New York (City of); Refunding Unlimited Tax
  Series 1996 D GO
  5.60%, 11/01/05                                 A       A2     5,000      5,422,350
-------------------------------------------------------------------------------------
New York (City of); Unlimited Tax Series 1996
  G GO
  5.90%, 02/01/05                                 A       A2     1,150      1,226,636
-------------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (Frances Schervier Obligated Group); Series
  1997 RB
  5.50%, 07/01/10(d)                            AAA      Aaa     1,205      1,376,182
-------------------------------------------------------------------------------------
New York (State of) Dormitory Authority (Pace
  University Issue); Refunding Series 1997 RB
  6.00%, 07/01/07(d)                            AAA      Aaa     1,275      1,472,498
-------------------------------------------------------------------------------------
New York (State of) Dormitory Authority;
  Mental Health Facilities Series 1997 A RB
  6.00%, 02/15/05                               AA-       A3     1,000      1,079,420
-------------------------------------------------------------------------------------
  6.00%, 08/15/07                               AA-       A3     1,775      2,032,002
-------------------------------------------------------------------------------------
New York (State of) Local Government
  Assistance Corp.; Refunding Series 1996 A
  RB
  5.13%, 04/01/10(d)                            AAA      Aaa     5,000      5,509,150
-------------------------------------------------------------------------------------
New York (State of) Medical Care Facilities
  Finance Agency (Improvements Project);
  Prerefunded Series 1995 A RB
  5.60%, 02/15/05(b)                            AAA      Aaa        15         16,188
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------

NEW YORK-(CONTINUED)

New York (State of) Medical Care Facilities
  Finance Agency (Improvements Project);
  Unrefunded Series 1995 A RB
  5.60%, 02/15/05                               AAA       --    $   95   $    100,909
-------------------------------------------------------------------------------------
New York (State of) Thruway Authority; Series
  1997 D RB
  5.40%, 01/01/10                               AA-      Aa3     5,000      5,573,650
=====================================================================================
                                                                           30,891,185
=====================================================================================

NORTH CAROLINA-3.19%

Charlotte (City of); Refunding Unlimited Tax
  Series 1998 GO
  5.25%, 02/01/10                               AAA      Aaa     5,000      5,554,750
-------------------------------------------------------------------------------------
North Carolina (State of) (Public
  Improvement); Unlimited Tax Series 1999 A
  GO
  5.25%, 03/01/10                               AAA      Aa1     5,000      5,605,900
-------------------------------------------------------------------------------------
North Carolina (State of) Eastern Municipal
  Power Agency (Power System); Refunding
  Series 1993 B RB
  7.00%, 01/01/08(d)                            AAA      Aaa     1,000      1,190,220
-------------------------------------------------------------------------------------
North Carolina (State of) Municipal Power
  Agency #1 (Catawba Electric); Series 1999 A
  RB
  6.00%, 01/01/07(d)                            AAA      Aaa     4,330      4,934,901
-------------------------------------------------------------------------------------
Winston Salem (City of); Series 2001 C COP
  4.75%, 06/01/11                               AA+      Aa2       795        869,706
=====================================================================================
                                                                           18,155,477
=====================================================================================

NORTH DAKOTA-0.33%

Burleigh (County of) Health Care (Medcenter
  One Inc.); Refunding Series 1999 RB
  5.25%, 05/01/09(d)                            AAA      Aaa     1,695      1,896,417
=====================================================================================

OHIO-1.40%

Greene (County of) Water System; Series 1996
  A RB
  5.45%, 12/01/06(d)                            AAA      Aaa       585        660,974
-------------------------------------------------------------------------------------
Hamilton (County of) Sewer System; Refunding
  and Improvement Series 2001 A RB
  5.00%, 12/01/04(d)                            AAA      Aaa     2,090      2,220,562
-------------------------------------------------------------------------------------
Montgomery (County of) (Catholic Health
  Initiatives); Series 2000 RB
  5.25%, 12/01/03                                AA      Aa2     1,745      1,790,667
-------------------------------------------------------------------------------------
Ohio (State of) (Elementary & Secondary
  Education Facilities); Special Obligation
  Series 1997 A RB
  5.10%, 12/01/05                                AA      Aa2     1,500      1,641,555
-------------------------------------------------------------------------------------


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------


OHIO-(CONTINUED)

Ohio (State of) Building Authority (Adult
  Correctional Facilities); Refunding Series
  2001 A RB
  5.50%, 10/01/09(d)                            AAA      Aaa    $1,000   $  1,151,620
-------------------------------------------------------------------------------------
Portage (County of) (Robinson Memorial
  Hospital); Hospital Series 1999 RB
  5.15%, 11/15/08(d)                            AAA      Aaa       465        525,283
=====================================================================================
                                                                            7,990,661
=====================================================================================

OKLAHOMA-1.82%

Claremore (City of) Public Works Authority;
  Capital Improvement Refunding Series 2000
  RB
  6.00%, 06/01/05(d)                            AAA      Aaa     2,285      2,512,060
-------------------------------------------------------------------------------------
Grady (County of) Industrial Authority
  (Correctional Facilities); Series 1999 RB
  5.38%, 11/01/09(d)                            AAA      Aaa       360        412,769
-------------------------------------------------------------------------------------
Grand River Dam Authority; Refunding Series
  1993 RB
  5.50%, 06/01/09(d)                            AAA      Aaa     2,000      2,298,680
-------------------------------------------------------------------------------------
Mustang (City of) Improvement Authority;
  Utility Series 1999 RB
  5.25%, 10/01/09(d)                            AAA      Aaa     1,130      1,289,759
-------------------------------------------------------------------------------------
Norman (City of) Regional Hospital Authority;
  Refunding Series 1996 A RB
  5.30%, 09/01/07(d)                            AAA      Aaa     1,090      1,228,386
-------------------------------------------------------------------------------------
Oklahoma (State of) Development Finance
  Authority (Oklahoma Hospital Association);
  Health Facilities Pooled Series 2000 A RB
  5.25%, 06/01/05(d)                            AAA      Aaa       450        485,541
-------------------------------------------------------------------------------------
  5.25%, 06/01/06(d)                            AAA      Aaa       575        635,680
-------------------------------------------------------------------------------------
  5.25%, 06/01/08(d)                            AAA      Aaa       640        718,112
-------------------------------------------------------------------------------------
Okmulgee (County of) Governmental Building
  Authority; First Mortgage Sales Tax Series
  2000 RB
  5.60%, 03/01/10(d)                            AAA      Aaa       670        760,886
=====================================================================================
                                                                           10,341,873
=====================================================================================

OREGON-1.21%

Cow Creek Band (Umpqua Tribe of Indians);
  Series 1998 B RB
  (Acquired 08/18/98; Cost $120,000) 4.25%,
    07/01/03(d)(f)                              AAA      Aaa       120        120,898
-------------------------------------------------------------------------------------
Grande Ronde (Community of) Confederated
  Tribes (Governmental Facilities and
  Infrastructure); Unlimited Tax Series 1997
  GO
  5.00%, 12/01/07(d)                            AAA      Aaa     1,145      1,288,961
-------------------------------------------------------------------------------------
Multnomah (County of) (Public Improvements
  Project); Limited Tax Series 2000 A GO
  5.00%, 04/01/10                                --      Aa2     1,000      1,110,020
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------------
OREGON-(CONTINUED)

Portland (City of) Community College District
  (University and College Improvements
  Project); Unlimited Tax Series 2001 B GO
  5.25%, 06/01/11                                AA      Aa2    $2,450   $  2,766,246
-------------------------------------------------------------------------------------
Portland (City of); Sewer System Series 1994
  A RB
  5.45%, 06/01/03                                A+       A1     1,065      1,072,327
-------------------------------------------------------------------------------------
  5.55%, 06/01/04                                A+       A1       500        524,640
=====================================================================================
                                                                            6,883,092
=====================================================================================

PENNSYLVANIA-0.95%

Lehigh (County of) General Purpose Authority
  (Kids Peace Corp.); Series 1998 RB
  5.70%, 11/01/09(d)                              A       --     1,000      1,117,650
-------------------------------------------------------------------------------------
Pennsylvania (State of); First Tax Refunding
  Unlimited Series 2000 GO
  5.50%, 01/15/08(d)                            AAA      Aaa     1,000      1,132,970
-------------------------------------------------------------------------------------
Philadelphia (City of) School District;
  Unlimited Tax Refunding Series 1999 D GO
  5.50%, 03/01/08(d)                            AAA      Aaa     2,000      2,262,780
-------------------------------------------------------------------------------------
State Public School Building Authority
  (Chester Upland School District Project);
  Series 2001 RB
  4.80%, 11/15/10(d)                            AAA      Aaa       785        866,483
=====================================================================================
                                                                            5,379,883
=====================================================================================

PUERTO RICO-0.19%

Children's Trust Fund; Tobacco Settlement
  Series 2000 Asset Backed RB
  5.00%, 07/01/08(b)                            AAA      NRR       500        563,420
-------------------------------------------------------------------------------------
  Series 2002 Asset Backed RB
  4.38%, 05/15/09                                 A       A1       500        499,580
=====================================================================================
                                                                            1,063,000
=====================================================================================

RHODE ISLAND-0.17%

Woonsocket (City of); Unlimited Tax Series
  2000 GO
  5.25%, 10/01/10(d)                            AAA      Aaa       840        951,544
=====================================================================================

SOUTH CAROLINA-2.21%

Berkeley (County of) School District
  (Berkeley School Facilities Group Inc.);
  Series 1995 COP 5.05%, 02/01/07(d)            AAA      Aaa     1,835      2,008,077
-------------------------------------------------------------------------------------
Piedmont (City of) Municipal Power Agency;
  Refunding Series 1996 B RB
  5.25%, 01/01/08(d)                            AAA      Aaa     4,500      5,001,030
-------------------------------------------------------------------------------------


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------
SOUTH CAROLINA-(CONTINUED)

South Carolina (State of) (Capital
  Improvements Project); Unlimited Tax Series
  2001 B GO
  5.50%, 04/01/11                               AAA      Aaa    $1,000   $  1,146,680
-------------------------------------------------------------------------------------
South Carolina (State of) Public Service
  Authority; Series 1999 A RB
  5.50%, 01/01/10(d)                            AAA      Aaa     1,000      1,138,480
-------------------------------------------------------------------------------------
South Carolina (State of) Transportation
  Infrastructure Bank Series 1998 A RB
  5.00%, 10/01/04(d)                            AAA      Aaa     1,795      1,896,005
-------------------------------------------------------------------------------------
  Series 1999 A RB
  5.50%, 10/01/09(d)                            AAA      Aaa     1,180      1,359,667
=====================================================================================
                                                                           12,549,939
=====================================================================================

SOUTH DAKOTA-0.90%

South Dakota (State of) Health and
  Educational Facilities Authority (McKennan
  Hospital); Refunding Series 1996 RB
  5.40%, 07/01/06(d)                            AAA      Aaa     1,680      1,864,111
-------------------------------------------------------------------------------------
South Dakota (State of) Health and
  Educational Facilities Authority (Rapid
  City Regional Hospital); Refunding Series
  1998 RB
  5.00%, 09/01/11(d)                            AAA      Aaa     1,725      1,850,615
-------------------------------------------------------------------------------------
South Dakota (State of) Health and
  Educational Facilities Authority (Rapid
  City Regional Hospital); Series 2001 RB
  5.00%, 09/01/09(d)                            AAA      Aaa     1,290      1,432,274
=====================================================================================
                                                                            5,147,000
=====================================================================================

TENNESSEE-2.54%

Clarksville (City of) Public Building
  Authority (Tennessee Municipal Bond Fund);
  VRD Pooled Financing Series 1997 RB
  (LOC-Bank of America N.A.) 1.15%,
    11/01/27(g)(h)                               --   VMIG-1       990        990,000
-------------------------------------------------------------------------------------
Johnson (City of) Health and Educational
  Facilities Board (Mountain States Health);
  First Mortgage Hospital Refunding Series
  2000 A RB
  5.50%, 07/01/05(d)                            AAA      Aaa     1,975      2,142,717
-------------------------------------------------------------------------------------
Knoxville (City of); Electric Series 2001 U
  RB
  5.00%, 07/01/11                                AA      Aa3     1,195      1,307,963
-------------------------------------------------------------------------------------
Memphis (City of) Sanitary Sewer System;
  Series 2000 RB
  5.35%, 05/01/09                               AA+      Aa2       525        591,176
-------------------------------------------------------------------------------------
Nashville and Davidson (County of)
  (Metropolitan Government of) Health and
  Educational Facilities Board (Meharry
  Medical College); Series 1979 RB
  7.88%, 12/01/04(b)                            NRR      Aaa       310        327,614
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------------
TENNESSEE-(CONTINUED)

Nashville and Davidson (County of)
  (Metropolitan Government of) Health and
  Educational Facilities Board (Welch Bend
  Apartments); Multifamily Housing Series
  1996 A RB
  5.50%, 01/01/07(c)                            AAA       --    $  500   $    530,705
-------------------------------------------------------------------------------------
Rutherford (County of) (Public Improvements
  Project); Refunding Unlimited Tax Series
  2001 GO
  5.00%, 04/01/11                                AA      Aa2     3,485      3,846,778
-------------------------------------------------------------------------------------
Tennergy Corp.; Gas Series 1999 RB
  4.13%, 06/01/09(d)                            AAA      Aaa     1,000      1,059,360
-------------------------------------------------------------------------------------
Tennessee (State of) Housing Development
  Agency; Mortgage Financing Series 1993 A RB
  5.65%, 01/01/07                                AA       A1     1,325      1,357,383
-------------------------------------------------------------------------------------
Tennessee (State of) School Bond Authority;
  Second Program Series 2002 A RB
  5.00%, 05/01/11(d)                            AAA      Aaa     1,000      1,106,210
-------------------------------------------------------------------------------------
Tennessee (State of); Refunding Unlimited Tax
  Series 1994 A GO
  5.60%, 03/01/04(b)(c)                         NRR      NRR     1,150      1,214,182
=====================================================================================
                                                                           14,474,088
=====================================================================================

TEXAS-18.20%

Amarillo (City of) Health Facilities Corp.
  (Baptist St. Anthony's Hospital Corp.);
  Series 1998 RB
  5.50%, 01/01/10(d)                            AAA      Aaa     1,275      1,434,273
-------------------------------------------------------------------------------------
Arlington (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund) 5.25%,
    02/15/08                                     --      Aaa     1,000      1,118,430
-------------------------------------------------------------------------------------
Austin (City of) (Public Improvements
  Project); Limited Tax Certificates Series
  2001 GO
  5.00%, 09/01/11                               AA+      Aa2     1,900      2,097,315
-------------------------------------------------------------------------------------
Brownsville (City of) (Public Improvements
  Project); Limited Tax Certificates Series
  2001 GO
  5.25%, 02/15/10(d)                            AAA      Aaa     1,055      1,181,811
-------------------------------------------------------------------------------------
Canadian River Municipal Water Authority
  (Conjunctive Use Groundwater Project);
  Refunding Texas Contract Series 1999 RB
  5.00%, 02/15/10(d)                            AAA      Aaa     2,655      2,885,003
-------------------------------------------------------------------------------------


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Dallas (City of) Waterworks and Sewer System;
  Refunding Series 1999 RB
  5.50%, 10/01/09                               AA+      Aa2    $1,500   $  1,716,930
-------------------------------------------------------------------------------------
Eanes Independent School District (School
  Improvements Project); Unlimited Tax Series
  2001 GO
  (CEP-Texas Permanent School Fund) 5.00%,
    08/01/10                                    AAA      Aaa     1,000      1,111,180
-------------------------------------------------------------------------------------
Fort Worth (City of) Independent School
  District (School Improvements Project);
  Unlimited Tax Series 2001 A GO
  (CEP-Texas Permanent School Fund) 5.00%,
    02/15/09                                    AAA      Aaa     1,205      1,335,092
-------------------------------------------------------------------------------------
Forth Worth (City of); Refunding and
  Improvements Limited Tax Series 2001 GO
  5.00%, 03/01/11                               AA+      Aa1       500        552,150
-------------------------------------------------------------------------------------
Garland (City of) (Public Improvements
  Project); Limited Tax Certificates Series
  2001 GO
  5.25%, 02/15/11(d)                            AAA      Aaa     2,435      2,722,160
-------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Christus Health); Series
  1999 A RB
  5.38%, 07/01/08(d)                            AAA      Aaa     1,000      1,108,270
-------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann
  Hospital System Project); Hospital
  Refunding Series 1998 RB
  5.50%, 06/01/09(d)                            AAA      Aaa     5,500      6,231,610
-------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Texas Children's
  Hospital Project); Series 1999 A RB
  5.00%, 10/01/09                                AA      Aa2     1,920      2,080,205
-------------------------------------------------------------------------------------
Harris (County of) Sports Authority; Sr. Lien
  Refunding Series 2001 A RB
  5.50%, 11/15/09(d)                            AAA      Aaa     1,670      1,917,728
-------------------------------------------------------------------------------------
Houston (City of) (Convention and
  Entertainment Facilities Improvement
  Project) Hotel and Occupancy Refunding Tax
  Series 2001 A RB
  5.50%, 09/01/10(d)                            AAA      Aaa     3,000      3,417,990
-------------------------------------------------------------------------------------
  5.50%, 09/01/11(d)                            AAA      Aaa     4,100      4,683,225
-------------------------------------------------------------------------------------
  Hotel and Occupancy Tax Series 2001 B RB
  5.25%, 09/01/10(d)                            AAA      Aaa     2,865      3,227,566
-------------------------------------------------------------------------------------
  5.25%, 09/01/11(d)                            AAA      Aaa     2,360      2,653,112
-------------------------------------------------------------------------------------
  5.50%, 09/01/11(d)                            AAA      Aaa     2,460      2,809,935
-------------------------------------------------------------------------------------
Houston (City of) (Public Improvement
  Project); Limited Tax Refunding Series 2000
  GO
  5.50%, 03/01/09(d)                            AAA      Aaa     1,000      1,135,630
-------------------------------------------------------------------------------------
Houston (City of) Independent School District
  (Public Property Financing Project);
  Contractual Limited Tax Series 2000 GO
  5.00%, 07/15/06                                AA      Aa3     2,000      2,196,380
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Katy (City of) Independent School District;
  Unlimited Tax Series 1999 A GO
  (CEP-Texas Permanent School Fund) 5.20%,
    02/15/10                                    AAA      Aaa    $1,285   $  1,422,868
-------------------------------------------------------------------------------------
La Joya (City of) Independent School
  District; Unlimited Tax Series 1998 GO
  (CEP-Texas Permanent School Fund) 5.38%,
    02/15/10                                    AAA      Aaa     1,535      1,715,086
-------------------------------------------------------------------------------------
Lower Colorado River Authority; Refunding
  Series 1999 B RB
  6.00%, 05/15/10(d)                            AAA      Aaa     1,470      1,708,169
-------------------------------------------------------------------------------------
Lubbock (City of) Health Facilities
  Development Corp. (Methodist Hospital);
  Series 1993 B RB
  5.40%, 12/01/05(b)                            AAA      Aaa       500        552,190
-------------------------------------------------------------------------------------
Lubbock (City of); Limited Tax Certificates
  Series 1999 GO
  5.00%, 02/15/10                               AA+      Aa2       680        740,799
-------------------------------------------------------------------------------------
McKinney (City of); Limited Tax Series 2000
  GO
  5.25%, 08/15/07(d)                            AAA      Aaa       430        482,972
-------------------------------------------------------------------------------------
  5.25%, 08/15/09(d)                            AAA      Aaa       475        537,092
-------------------------------------------------------------------------------------
  5.25%, 08/15/10(d)                            AAA      Aaa       500        560,740
-------------------------------------------------------------------------------------
McKinney (City of); Waterworks and Sewer
  Series 2000 RB
  5.25%, 03/15/08(d)                            AAA      Aaa       650        727,266
-------------------------------------------------------------------------------------
  5.25%, 03/15/09(d)                            AAA      Aaa       685        768,008
-------------------------------------------------------------------------------------
  5.25%, 03/15/10(d)                            AAA      Aaa       725        800,386
-------------------------------------------------------------------------------------
North Texas Municipal Water District (Water
  Utility Improvements Project); Regional
  Wastewater Series 2001 RB
  5.00%, 06/01/12(d)                            AAA      Aaa       825        902,542
-------------------------------------------------------------------------------------
North Texas Municipal Water District (Water
  Utility Improvements Project); Water System
  Series 2001 RB
  5.00%, 09/01/11(d)                            AAA      Aaa     1,040      1,151,186
-------------------------------------------------------------------------------------
Plano (City of) Independent School District;
  Unlimited Tax Series 1994 GO
  (CEP-Texas Permanent School Fund) 5.80%,
    02/15/04(b)(c)                              AAA      Aaa     2,025      2,107,377
-------------------------------------------------------------------------------------
Plano (City of); Limited Tax Series 2000 GO
  5.13%, 09/01/07                               AAA      Aaa       535        598,521
-------------------------------------------------------------------------------------
  5.25%, 09/01/06                               AAA      Aaa       600        667,548
-------------------------------------------------------------------------------------


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Richardson (City of) (Public and Utility
  Improvements Project); Limited Tax
  Certificates Series 2001 GO
  5.00%, 02/15/10                               AA+      Aa1    $1,060   $  1,171,925
-------------------------------------------------------------------------------------
Rockwall (City of) Independent School
  District; Building and Refunding Unlimited
  Tax Series 2001 GO
  (CEP-Texas Permanent School Fund)
  5.00%, 02/15/10                               AAA      Aaa     1,690      1,867,366
-------------------------------------------------------------------------------------
San Antonio (City of); Electric and Gas
  Systems Prerefunded Series 1998 A RB
  5.25%, 02/01/09(b)(c)                         AAA      NRR     3,575      4,062,880
-------------------------------------------------------------------------------------
San Antonio (City of); Electric and Gas
  Systems Unrefunded
  Series 1994 RB
  5.00%, 02/01/12                               AA+      Aa1     2,375      2,616,870
-------------------------------------------------------------------------------------
  Series 1998 A RB
  5.25%, 02/01/10                               AA+      Aa1     6,715      7,474,332
-------------------------------------------------------------------------------------
San Antonio (City of); Limited Tax Refunding
  Series 1998 A GO
  5.00%, 02/01/11                               AA+      Aa2     1,500      1,620,900
-------------------------------------------------------------------------------------
Southlake (City of) (Waterworks and Sewer);
  Limited Tax Certificates Series 2000 A GO
  5.40%, 02/15/09(d)                            AAA      Aaa       250        282,335
-------------------------------------------------------------------------------------
  5.45%, 02/15/10(d)                            AAA      Aaa       235        264,004
-------------------------------------------------------------------------------------
Southlake (City of); Limited Tax Increment
  Certificates Series 2000 E GO
  5.00%, 02/15/11(d)                            AAA      Aaa       635        689,654
-------------------------------------------------------------------------------------
Spring Branch (City of) Independent School
  District; Refunding Limited Tax Series 2001
  GO
  (CEP-Texas Permanent School Fund)
  5.00%, 02/01/10                               AAA      Aaa     3,000      3,313,230
-------------------------------------------------------------------------------------
Tarrant (County of) Housing Finance Corp.
  (Arbors on the Park II); Multifamily
  Housing Series 1990 RB
  5.05%, 12/01/07                               AAA       --     1,345      1,374,644
-------------------------------------------------------------------------------------
Tarrant (County of) Jr. College District;
  Limited Tax Series 1994 GO
  5.05%, 02/15/10                               AAA      Aa1     1,425      1,544,942
-------------------------------------------------------------------------------------
Texas (State of) Municipal Power Agency;
  Refunding Series 1994 RB
  5.00%, 09/01/11(d)                            AAA      Aaa     1,675      1,738,600
-------------------------------------------------------------------------------------
Texas (State of) Public Financing Authority;
  Refunding Unlimited Tax Series 2001 A GO
  5.25%, 10/01/09                                AA      Aa1     3,500      3,968,195
-------------------------------------------------------------------------------------
Texas (State of) Turnpike Authority (Addison
  Airport Toll Tunnel Project); Dallas North
  Tollway Series 1994 RB
  6.30%, 01/01/05(d)                            AAA      Aaa       500        538,720
-------------------------------------------------------------------------------------
Texas A&M University Financing System; Series
  2001 B RB
  5.38%, 05/15/09                               AA+      Aa1     1,260      1,427,555
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------

TEXAS-(CONTINUED)

Texas Tech University (Financing System);
  Refunding and Improvement Series 1999 6 RB
  5.25%, 02/15/11(d)                            AAA      Aaa    $5,000   $  5,451,900
-------------------------------------------------------------------------------------
Town Center Improvement District (Public
  Improvements Project); Sales and Hotel
  Occupancy Tax Series 2001 RB
  5.00%, 03/01/06(d)                            AAA      Aaa     1,000      1,091,240
=====================================================================================
                                                                          103,558,037
=====================================================================================

UTAH-1.45%

Salt Lake (County of) (IHC Health Services
  Inc.); Hospital Series 2001 RB
  5.50%, 05/15/08(d)                            AAA      Aaa     2,000      2,258,740
-------------------------------------------------------------------------------------
  5.50%, 05/15/09(d)                            AAA      Aaa     1,000      1,132,160
-------------------------------------------------------------------------------------
Salt Lake City; Unlimited Tax Series 1999 GO
  5.25%, 06/15/09                                --      Aaa       900      1,019,736
-------------------------------------------------------------------------------------
Spanish Fork (City of); Electric Series 2000
  RB
  5.00%, 08/15/09(d)                            AAA      Aaa       630        702,122
-------------------------------------------------------------------------------------
  5.00%, 08/15/10(d)                            AAA      Aaa       660        732,362
-------------------------------------------------------------------------------------
Tooele (County of) School District; Unlimited
  Tax Series 2001 GO
  4.50%, 06/01/11                               AAA      Aaa     1,075      1,153,851
-------------------------------------------------------------------------------------
Utah (State of) Associated Municipal Power
  Systems (Hunter Project); Refunding Series
  1994 RB
  5.00%, 07/01/10(d)                            AAA      Aaa     1,000      1,045,240
-------------------------------------------------------------------------------------
Utah (State of) Housing Finance Agency
  (Single Family Housing); Mortgage Series
  1999 E-1-I RB
  5.05%, 07/01/07                               AAA      Aaa       205        217,919
=====================================================================================
                                                                            8,262,130
=====================================================================================

VIRGINIA-1.08%

Fairfax (County of) (Public Improvement);
  Unlimited Tax Series 1997 A GO
  5.00%, 06/01/07                               AAA      Aaa     1,000      1,084,730
-------------------------------------------------------------------------------------
Norfolk (City of) Redevelopment and Housing
  Authority (Tidewater Community College
  Campus); Educational Facilities Series 1995
  RB
  5.30%, 11/01/04(b)                            NRR      NRR       535        568,047
-------------------------------------------------------------------------------------
  5.40%, 11/01/05(b)                            NRR      NRR       500        549,255
-------------------------------------------------------------------------------------


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------
VIRGINIA-(CONTINUED)

Norton (City of) Industrial Development
  Authority (Norton Community Hospital);
  Hospital Refunding and Improvement Series
  2001 RB
  5.13%, 12/01/10(d)                              A       --    $1,315   $  1,419,819
-------------------------------------------------------------------------------------
Peninsula Ports Authority (Riverside Health
  System Project); Health System Refunding
  Series 1998 RB
  5.00%, 07/01/06                                AA      Aa2     1,000      1,079,680
-------------------------------------------------------------------------------------
Portsmouth (City of) (Port Improvements
  Project); Unlimited Tax Refunding Series
  1992 GO
  6.40%, 11/01/03                               AA-       A1       300        304,206
-------------------------------------------------------------------------------------
Virginia (State of) Public School Authority;
  School Financing Refunding Series 1997 I RB
  5.25%, 08/01/07                               AA+      Aa1     1,000      1,126,540
=====================================================================================
                                                                            6,132,277
=====================================================================================

WASHINGTON-9.33%

Clallam (County of) Public Utility District
  #1; Electric Revenue Refunding Series 2001
  RB
  5.00%, 01/01/12(d)                            AAA      Aaa       950      1,031,121
-------------------------------------------------------------------------------------
Energy Northwest (Project #3); Electric
  Refunding Series 2001 A RB
  5.50%, 07/01/10(d)                            AAA      Aaa     2,000      2,266,200
-------------------------------------------------------------------------------------
  5.50%, 07/01/11(d)                            AAA      Aaa     7,500      8,491,125
-------------------------------------------------------------------------------------
King (County of); Limited Tax Sewer Series
  1994 A GO
  5.80%, 01/01/04(b)(c)                         NRR      NRR     1,000      1,054,800
-------------------------------------------------------------------------------------
King (County of); Refunding Unlimited Tax
  Series 2000 GO
  5.25%, 12/01/10                               AA+      Aaa     4,000      4,538,520
-------------------------------------------------------------------------------------
Lewis (County of) Public Utility District #1
  (Cowlitz Falls Hydroelectronics Project);
  Refunding Series 1993 RB
  5.38%, 10/01/08                               AA-      Aa1     1,000      1,038,360
-------------------------------------------------------------------------------------
Mason (County of) School District #309
  (Shelton); Unlimited Tax Series 2001 GO
  5.00%, 12/01/09(d)                            AAA      Aaa       675        755,501
-------------------------------------------------------------------------------------
Seattle (City of) Municipal Light and Power
  (Electric Light and Power Improvements
  Project); Refunding and Improvement Series
  2001 RB
  5.25%, 03/01/11(d)                            AAA      Aaa     3,000      3,353,370
-------------------------------------------------------------------------------------
Snohomish (County of) (Facilities
  Improvements Project); Limited Tax Series
  2001 GO
  5.25%, 12/01/11                                AA      Aa2     2,685      3,028,412
-------------------------------------------------------------------------------------
Snohomish (County of) School District #16
  (Arlington); Unlimited Tax Series 2000 GO
  5.40%, 12/01/08(d)                            AAA      Aaa       915      1,045,406
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------------
WASHINGTON-(CONTINUED)

Spokane (City of) Regulatory Solid Waste
  Management System; Refunding Series 2001 RB
  5.00%, 12/01/04(d)                            AAA      Aaa    $1,095   $  1,160,229
-------------------------------------------------------------------------------------
  5.00%, 12/01/05(d)                            AAA      Aaa     1,515      1,647,396
-------------------------------------------------------------------------------------
  5.00%, 12/01/06(d)                            AAA      Aaa     1,140      1,267,805
-------------------------------------------------------------------------------------
Spokane (City of); Unlimited Tax Series 1999
  B GO
  5.40%, 01/01/10(d)                            NRR      NRR     2,075      2,274,366
-------------------------------------------------------------------------------------
Tacoma (City of) (Resource Recovery
  Improvements Project); Solid Waste
  Utilities Refunding Series 2001 RB
  5.00%, 12/01/10(d)                            AAA      Aaa     1,135      1,263,811
-------------------------------------------------------------------------------------
Washington (State of) (Department of
  Ecology); Refunding Series 2001 COP
  4.75%, 04/01/11(d)                            AAA      Aaa     5,310      5,708,409
-------------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project #1) Refunding
  Series 1993 A RB
  5.70%, 07/01/06                               AA-      Aa1     1,600      1,785,024
-------------------------------------------------------------------------------------
  Refunding Series 1996 C RB
  6.00%, 07/01/09(d)                            AAA      Aaa     5,000      5,814,100
-------------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project #2) Refunding
  Series 1997 A RB
  6.00%, 07/01/07(b)                            AAA      Aaa     1,000      1,154,900
-------------------------------------------------------------------------------------
  Refunding Series 1997 B RB
  5.50%, 07/01/06                                --      Aa1     1,100      1,220,329
-------------------------------------------------------------------------------------
Washington (State of); Refunding Unlimited
  Tax Series 1999 R-2000A GO
  5.50%, 01/01/08                               AA+      Aa1     1,135      1,281,517
-------------------------------------------------------------------------------------
  Series 2001 R-A GO
  5.00%, 09/01/10                               AA+      Aa1     1,745      1,937,369
=====================================================================================
                                                                           53,118,070
=====================================================================================

WISCONSIN-2.77%

Evansville (City of) Community School
  District (School Improvements Project);
  Refunding Unlimited Tax Series 2001 GO
  5.00%, 04/01/12(d)                            AAA      Aaa     1,080      1,170,958
-------------------------------------------------------------------------------------
Fond du Lac (City of) School District;
  Refunding Unlimited Tax Series 2000 GO
  5.25%, 04/01/11(d)                            AAA      Aaa     1,000      1,102,520
-------------------------------------------------------------------------------------
Milwaukee (City of); Refunding Unlimited Tax
  Series 1996 GO
  6.00%, 02/01/09                                --      Aa2     2,000      2,320,840
-------------------------------------------------------------------------------------


                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE
-------------------------------------------------------------------------------------
WISCONSIN-(CONTINUED)

Mount Pleasant (City of); Refunding Unlimited
  Tax Series 2000 GO
  4.90%, 10/01/04                                --      Aa3    $  805   $    847,633
-------------------------------------------------------------------------------------
Two Rivers (City of) Public School District;
  Refunding Unlimited Tax Series 2000 GO
  5.50%, 03/01/08(d)                            AAA      Aaa       680        768,006
-------------------------------------------------------------------------------------
Wisconsin (State of) (Water Utility and
  Highway Improvement Project); Unlimited Tax
  Series 1999 C GO
  5.75%, 05/01/10                               AA-      Aa3     2,500      2,882,025
-------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Charity Obligation
  Group); Hospital Series 1997 D RB
  4.90%, 11/01/05(b)(c)                         AAA      Aaa     1,885      2,007,374
-------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Marshfield Clinic);
  Series 1997 RB
  5.20%, 02/15/07(d)                            AAA      Aaa     2,210      2,444,039
-------------------------------------------------------------------------------------

                                                 RATINGS(a)      PAR        MARKET
                                               S&P    MOODY'S   (000)       VALUE

-------------------------------------------------------------------------------------
WISCONSIN-(CONTINUED)

Wisconsin (State of); Refunding Unlimited
  Series 1993 2 GO
  5.13%, 11/01/11                               AA-      Aa3    $2,000   $  2,231,120
=====================================================================================
                                                                           15,774,515
=====================================================================================
TOTAL INVESTMENTS-98.49% (Cost $517,154,624)                              560,398,540
=====================================================================================
OTHER ASSETS LESS LIABILITIES-1.51%                                         8,600,623
=====================================================================================
NET ASSETS-100.00%                                                       $568,999,163
_____________________________________________________________________________________
=====================================================================================

Investment Abbreviations:

CEP   - Credit Enhancement Provider
COP   - Certificate of Participation
GO    - General Obligation Bonds
Jr.   - Junior
LOC   - Letter of Credit
RAN   - Revenue Anticipation Notes
RB    - Revenue Bonds
Sr.   - Senior
Sub.  - Subordinated
VRD   - Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of Independent Auditors.
(b) Advance refunded; secured by an escrow fund of U.S. Treasury obligations.
(c) Security has an irrevocable call or mandatory put by the issuer. Maturity date reflects such call or put.
(d) Principal and interest are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., American Capital Access Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Corp.
(e) The security is partially advance refunded and secured by an escrow fund of cash collateral and U.S. Treasury obligations.
(f) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 03/31/03 represented 0.02% of the Fund's net assets. This security is considered to be illiquid.
(g) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined weekly. Rate shown is the rate in effect on 03/31/03.
(h) Principal and interest payments are guaranteed by the letter of credit agreement.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2003

ASSETS:

Investments, at market value (cost
  $517,154,624)                                $560,398,540
-----------------------------------------------------------
Receivables for:
  Investments sold                                2,124,110
-----------------------------------------------------------
  Fund shares sold                                2,449,541
-----------------------------------------------------------
  Interest                                        7,510,805
-----------------------------------------------------------
Investment for deferred compensation plan            36,871
-----------------------------------------------------------
Other assets                                         37,188
===========================================================
    Total assets                                572,557,055
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,159,990
-----------------------------------------------------------
  Fund shares reacquired                            637,262
-----------------------------------------------------------
  Dividends                                         655,170
-----------------------------------------------------------
  Deferred compensation plan                         36,871
-----------------------------------------------------------
Accrued distribution fees                            15,012
-----------------------------------------------------------
Accrued transfer agent fees                          13,773
-----------------------------------------------------------
Accrued operating expenses                           39,814
===========================================================
    Total liabilities                             3,557,892
===========================================================
Net assets applicable to shares outstanding    $568,999,163
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $539,678,842
___________________________________________________________
===========================================================
Class A3                                       $ 29,320,321
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                          46,108,448
___________________________________________________________
===========================================================
Class A3                                          2,505,656
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      11.70
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.70 divided by
      99.00%)                                  $      11.82
___________________________________________________________
===========================================================
Class A3:
  Net asset value and offering price per
    share                                      $      11.70
___________________________________________________________
===========================================================

STATEMENT OF OPERATIONS

For the year ended March 31, 2003

INVESTMENT INCOME:

Interest                                        $26,945,927
===========================================================

EXPENSES:

Advisory fees                                     1,755,643
-----------------------------------------------------------
Administrative services fees                        125,375
-----------------------------------------------------------
Custodian fees                                       20,041
-----------------------------------------------------------
Distribution fees -- Class A3                        17,396
-----------------------------------------------------------
Transfer agent fees                                 157,417
-----------------------------------------------------------
Trustees' fees                                       12,299
-----------------------------------------------------------
Other                                               215,541
===========================================================
    Total expenses                                2,303,712
===========================================================
Less: Expenses paid indirectly                       (8,651)
-----------------------------------------------------------
    Net expenses                                  2,295,061
===========================================================
Net investment income                            24,650,866
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investments
  securities                                      1,662,421
-----------------------------------------------------------
Change in net unrealized appreciation of
  investments securities                         31,472,570
===========================================================
Net gain from investment securities              33,134,991
===========================================================
Net increase in net assets resulting from
  operations                                    $57,785,857
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2003 and 2002

                                                                  2003             2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  24,650,866    $ 30,022,656
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities             1,662,421      (1,512,583)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        31,472,570      (7,827,739)
===========================================================================================
    Net increase in net assets resulting from operations         57,785,857      20,682,334
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (22,634,818)    (29,406,502)
-------------------------------------------------------------------------------------------
  Class A3                                                         (173,077)             --
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      (174,155,103)     79,131,338
-------------------------------------------------------------------------------------------
  Class A3                                                       29,375,850              --
===========================================================================================
    Net increase (decrease) in net assets                      (109,801,291)     70,407,170
===========================================================================================

NET ASSETS:

  Beginning of year                                             678,800,454     608,393,284
===========================================================================================
  End of year                                                 $ 568,999,163    $678,800,454
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 529,680,538    $674,459,791
-------------------------------------------------------------------------------------------
  Undistributed net investment income                             2,412,585         569,614
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   (6,337,876)     (8,000,297)
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               43,243,916      11,771,346
===========================================================================================
                                                              $ 568,999,163    $678,800,454
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2003

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Free Intermediate Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently consists of two classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to generate as high a level of tax-exempt income as is consistent with preservation of capital.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Portfolio securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Trustees, or persons designated by the Board of Trustees, determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Securities with a demand feature exercisable within one to seven days are valued at par. Notwithstanding the above, short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends", as defined in the Internal Revenue Code.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based upon the following annual rates, to the average daily net assets of the Fund:

NET ASSETS                                    ANNUAL RATE
---------------------------------------------------------
First $500 million                               0.30%
---------------------------------------------------------
Over $500 million up to and including $1
  billion                                        0.25%
=========================================================
Over $1 billion                                  0.20%
_________________________________________________________
=========================================================


    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2003, AIM was paid $125,375 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended March 31, 2003, AFS retained $73,709 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund's Class A3 shares whereby the Fund will pay AIM Distributors compensation up to a maximum annual rate of 0.35% of the Fund's average daily net assets of Class A3 shares for services related to the sale and distribution of the

Fund's Class A3 shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A3 shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the Class A3 shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. NASD Rules alsoimpose a cap on the total sales charges, including asset-based sales charges that may be paid by Class A3 shares of the Fund. Pursuant to the Plans, for the year ended March 31, 2003, the Class A3 shares paid $17,396.

    Front-end sales commissions and contingent deferred sales charges ("sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended March 31, 2003, AIM Distributors retained $61,560 in front-end sales commissions from the sale of Class A shares and $33,803 for Class A shares for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the year ended March 31, 2003, the Fund paid legal fees of $4,187 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended March 31, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $8,651 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $8,651.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended March 31, 2003, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

    AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under either facility during the year ended March 31, 2003.


NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended March 31, 2003 and 2002 were as follows:

                                                        2003           2002
-------------------------------------------------------------------------------
Distributions paid from ordinary income-tax exempt   $22,807,895    $29,406,502
_______________________________________________________________________________
===============================================================================


Tax Components of Beneficial Interest:

As of March 31, 2003, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income -- tax exempt                        $  2,475,069
-------------------------------------------------------------------------------
Unrealized appreciation -- investments                               43,243,916
-------------------------------------------------------------------------------
Temporary book/tax differences                                          (62,484)
-------------------------------------------------------------------------------
Capital loss carryforward                                            (6,337,876)
-------------------------------------------------------------------------------
Shares of beneficial interest                                       529,680,538
===============================================================================
                                                                   $568,999,163
_______________________________________________________________________________
===============================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of trustee deferral of compensation and retirement plan expenses.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                   CAPITAL LOSS
EXPIRATION                                                         CARRYFORWARD
-------------------------------------------------------------------------------
March 31, 2004                                                      $  418,561
-------------------------------------------------------------------------------
March 31, 2006                                                          27,300
-------------------------------------------------------------------------------
March 31, 2008                                                       1,105,265
-------------------------------------------------------------------------------
March 31, 2009                                                       4,571,162
-------------------------------------------------------------------------------
March 31, 2010                                                         215,588
===============================================================================
Total capital loss carryforward                                     $6,337,876
_______________________________________________________________________________
===============================================================================

NOTE 7--INVESTMENT SECURITIES


The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended March 31, 2003 was $41,324,173 and $175,661,640, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of March 31, 2003 was as follows:

Aggregate unrealized appreciation of investment securities      $43,263,632
---------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (19,716)
===========================================================================
Net unrealized appreciation of investment securities            $43,243,916
___________________________________________________________________________
===========================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 8--SHARE INFORMATION


The Fund currently consists of two classes of shares: Class A shares and Class A3 shares. Class A shares were sold with a front-end sales charge. Under some circumstances, Class A shares are subject to CDSCs. Class A3 shares are sold at net asset value. As of the close of business on October 30, 2002, Class A shares were closed to new investors.

  Changes in shares outstanding during the years ended March 31, 2003 and 2002 were as follows:

                                                                          2003                            2002
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      12,314,191    $ 141,292,574     74,679,623    $ 837,477,511
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                     3,435,681       40,205,006             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       1,306,573       15,101,742      1,802,422       20,181,891
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                        10,661          124,606             --               --
==========================================================================================================================
Reacquired:
  Class A                                                     (28,886,931)    (330,549,419)   (69,568,761)    (778,528,064)
--------------------------------------------------------------------------------------------------------------------------
  Class A3*                                                      (940,686)     (10,953,762)            --               --
==========================================================================================================================
                                                              (12,760,511)   $(144,779,253)     6,913,284    $  79,131,338
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Class A3 shares commenced sales on October 31, 2002.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                              -----------------------------------------------------------
                                                                2003           2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.06       $  11.17    $  10.71    $  11.13    $  11.05
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.48           0.45        0.49        0.48        0.49
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.60          (0.12)       0.46       (0.41)       0.08
=========================================================================================================================
    Total from investment operations                              1.08           0.33        0.95        0.07        0.57
=========================================================================================================================
Distributions to shareholders:
  From net investment income                                     (0.44)         (0.44)      (0.49)      (0.48)      (0.49)
=========================================================================================================================
  In excess of net investment income                                --             --          --       (0.01)         --
=========================================================================================================================
    Total distributions                                          (0.44)         (0.44)      (0.49)      (0.49)      (0.49)
=========================================================================================================================
Net asset value, end of period                                $  11.70       $  11.06    $  11.17    $  10.71    $  11.13
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   9.86%          2.99%       9.11%       0.70%       5.27%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $539,679       $678,800    $608,393    $353,130    $244,499
=========================================================================================================================
Ratio of expenses to average net assets                           0.38%(b)       0.38%       0.41%       0.42%       0.46%
=========================================================================================================================
Ratio of net investment income to average net assets              4.10%(b)       4.00%       4.48%       4.45%       4.43%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                              7%            58%         40%         50%         32%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges.
(b)  Ratios are based on average daily net assets of $597,286,975.


                                                                     CLASS A3
                                                              ----------------------
                                                              OCTOBER 31, 2002
                                                              (DATE SALES COMMENCED)
                                                               TO MARCH 31,
                                                                   2003
------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $ 11.59
------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.18
------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.10
====================================================================================
    Total from investment operations                                    0.28
====================================================================================
Less dividends from net investment income                              (0.17)
====================================================================================
Net asset value, end of period                                       $ 11.70
____________________________________________________________________________________
====================================================================================
Total return(a)                                                         2.47%
____________________________________________________________________________________
====================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $29,320
====================================================================================
Ratio of expenses to average net assets                                 0.73%(b)
====================================================================================
Ratio of net investment income to average net assets                    3.75%(b)
____________________________________________________________________________________
====================================================================================
Portfolio turnover rate                                                    7%
____________________________________________________________________________________
====================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $11,934,957.

                                                                     APPENDIX II

MAY 31, 2003

ANNUAL REPORT



INVESCO MONEY MARKET FUNDS, INC.

CASH RESERVES FUND

TAX-FREE MONEY FUND

U.S. GOVERNMENT MONEY FUND



"IN JUNE, THE FED LOWERED THE FEDERAL FUNDS TARGET RATE 25 BASIS POINTS TO A 53-YEAR LOW OF 1%."

SEE PAGE 5



[INVESCO ICON]  INVESCO(R)

FELLOW SHAREHOLDER:

[PHOTOGRAPH OF RAYMOND R. CUNNINGHAM OMITTED]

A HAVEN AND SMART CASH MANAGEMENT TOOL IN ONE

The recent period of market volatility has provided challenges for every investor. Yet it is this kind of environment that underscores the value of investing at least a portion of your portfolio in money market funds, which provide both a short-term savings vehicle and a haven against market volatility.

I'd like to reiterate our approach to money market management by providing some insight into our different investment alternatives.

   o CASH RESERVES FUND provides competitive current yields from a diversified portfolio of short-term obligations, as well as convenient access to your money through free check writing. (Checks subject to a minimum amount of $500.)

   o TAX-FREE MONEY FUND helps you shelter earnings from federal taxes by investing in the debt obligations of states and municipalities. (Income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

   o U.S. GOVERNMENT MONEY FUND is designed for investors who are primarily concerned with safeguarding their principal, and invests in securities backed by the federal government and its agencies. This fund offers the highest credit quality of all INVESCO money market alternatives.

   o TREASURER'S MONEY MARKET RESERVE FUND and TREASURER'S TAX-EXEMPT RESERVE FUND provide potentially low-cost, higher-yield money market options for institutions and individuals with more than $100,000 to invest ($1 million as of July 1, 2003, for new investors). The expense ratio of the two Treasurer's Funds is fixed at 0.25%, which is extremely competitive. (Treasurer's Tax-Exempt Reserve Fund income may be subject to state and local taxes, as well as the federal Alternative Minimum Tax.)

Remember, money market funds are not insured or guaranteed by the federal government, Federal Deposit Insurance Corporation or any other government agency. And while the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Nonetheless, we believe these funds provide investors with a low-risk and increasingly convenient cash management tool that offers both flexibility and protection against market volatility.

Sincerely,

/s/Ray Cunningham

Ray Cunningham
President and CEO, INVESCO Funds Group, Inc.

"WHILE THE ECONOMY IS BEING STIMULATED ON MANY FRONT, IT REMAINS UP TO THE CORPORATE SECTOR TO START SPENDING AND HIRING BEFORE A SOLID ECONOMIC RECOVERY CAN OCCUR."

-  SEE PAGE 5


TABLE OF CONTENTS

LETTER FROM THE PRESIDENT & CEO........... 1
MARKET HEADLINES.......................... 3
AN INTERVIEW WITH LYMAN MISSIMER.......... 4
INVESTMENT HOLDINGS....................... 6
FINANCIAL STATEMENTS......................14
NOTES TO FINANCIAL STATEMENTS.............21
FINANCIAL HIGHLIGHTS......................25
OTHER INFORMATION.........................31


FOR THE LATEST YIELD INFORMATION, CALL US AT 1-800-525-8085 OR VISIT OUR WEB SITE AT INVESCOFUNDS.COM.

INVESCO MUTUAL FUNDS PROXY VOTING POLICY

The Boards of Directors of the INVESCO Mutual Funds have expressly delegated to INVESCO Funds Group, Inc. ("INVESCO") the responsibility to vote proxies related to the securities held in the funds' portfolios. Under this authority, INVESCO is required by the Boards of Directors to act solely in the interests of shareholders of the funds. Other INVESCO clients who have delegated proxy voting authority to INVESCO similarly require that proxy votes be cast in the best interests of the clients.

On behalf of the funds and its other clients, INVESCO acquires and holds a company's securities in the portfolios it manages in the expectation that they will be a good investment and appreciate in value. As such, INVESCO votes proxies with a focus on the investment implications of each matter upon which a vote is solicited.

A copy of the description of the funds' proxy voting policy and procedures, as administered by INVESCO, is available without charge by calling 1-800-525-8085. It is also available on the Web site of the Securities and Exchange Commission, at www.sec.gov, and on the funds' Web site, invescofunds.com.

MARKET HEADLINES

"...INVESTORS FLOCKED TO INVESTMENTS WITH DEFENSIVE REPUTATIONS."

MARKET OVERVIEW:

JUNE 2002 THROUGH MAY 2003

After two years of declines in the stock market, investors had hoped to see an improvement through 2002 and into 2003. Instead, the market continued downward, with the major stock indexes registering losses for the 12-month period ended May 31, 2003.

There were a number of factors responsible for the year's decline. First, a series of corporate accounting scandals dominated the news well into summer 2002, tainting investors' perceptions of the market. Talk of Enron's collapse lingered -- and new scandals surrounding companies such as WorldCom Inc, Tyco International Ltd, and HealthSouth Corp followed. Furthermore, geopolitical uncertainty persisted throughout the year to varying degrees as threats of terrorist attacks, a nuclear standoff between India and Pakistan, speculation regarding the U.S.'s intentions toward Iraq, and North Korea's refusal to obey a 1994 arms agreement all clouded the landscape. In addition, oil prices surged, as inventories were pressured by strikes in Venezuela, violence in Nigeria, and concerns over a potential war with Iraq.

In addition, a generally weak economy and disappointing corporate earnings were ongoing stories. Although a few rallies were ignited by hopes that a recovery might be forthcoming -- most notably, a two-month surge that began on October 10, 2002, a week-long rally during the first days of January 2003, and a mini-rebound in mid-March on the heels of the long-awaited start to the war in Iraq -- they could not be sustained in such an uncertain environment.

Meanwhile, investors flocked to investments with defensive reputations. Fixed-income securities advanced, benefiting from the flight-to-quality trend as well as the Federal Reserve's decision to leave interest rates unchanged until November, when a surprisingly steep 50-basis-point cut was implemented. Gold stocks and real estate investment trusts were other top performers. Conversely, high-growth sectors, including technology and telecommunications, declined.

As the fiscal period came to a close, investors seemed to be growing increasingly optimistic. For one, quick success by the American-led coalition in the liberation of Iraq muted one source of uncertainty. Additionally, investors were encouraged by the economic rebound in the weeks following the war, during which consumer confidence and manufacturing activity improved.

To be sure, risks remained. However, the end of the fiscal year saw investors focusing on the positive rather than worrying about potential negatives. For example, the dollar's slide versus the euro could have stirred concerns that foreign investors might sell dollar-denominated assets. Instead, investors pointed to the potentially stimulative effects that the weak dollar might have on exports and manufacturing. Investors' newfound optimism was also reflected in the market's technical profile at period-end, which saw trading volume spike higher during rallies, while dropping as stocks slid, reflecting an overall desire on the part of investors to buy stocks.

While we don't believe equity markets are necessarily out of the woods yet, the economic progress made since the resolution of the war has made the outlook for equities at the end of May 2003 brighter than it was this time last year. For this recovery to find its legs, investors and consumers will likely need to see a sustained upturn in the employment market before the bear market is officially pronounced dead.

QUESTIONS & ANSWERS

AN INTERVIEW WITH FUND MANAGER LYMAN MISSIMER

[PHOTOGRAPH OF LYMAN MISSIMER OMITTED]

LYMAN MISSIMER, CFA
TEAM LEADER

VICE PRESIDENT LYMAN MISSIMER III LEADS A TEAM OF MANAGERS FOR THE FUND. HE JOINED AIM CAPITAL MANAGEMENT, INC, WHICH IS THE SUB-ADVISOR FOR INVESCO'S MONEY MARKET PORTFOLIOS, IN 1995 AND HAS MORE THAN 20 YEARS OF INVESTING EXPERIENCE. LYMAN EARNED HIS BACHELOR'S DEGREE FROM DARTMOUTH COLLEGE AND AN M.B.A. FROM THE UNIVERSITY OF CHICAGO GRADUATE SCHOOL OF BUSINESS. HE IS A CHARTERED FINANCIAL ANALYST CHARTERHOLDER AND A MEMBER OF THE ASSOCIATION OF INVESTMENT MANAGEMENT RESEARCH.

SPUTTERING RECOVERY MAY LEAD TO LOWER RATES

WHAT CONDITIONS AND EVENTS INFLUENCED MONEY MARKET PERFORMANCE DURING THE PAST YEAR?

LYMAN MISSIMER: The past year was a tumultuous one for the markets beginning with corporate scandals, volatile oil and stock market prices, turmoil in the Middle East, a war with Iraq, the SARS scare, continuing terrorist threats, and talk of deflation from the Federal Reserve.

The year started with the federal funds target already at an extremely stimulative 40-year low of 1.75%. But many market participants believed that the Fed would soon raise rates to bring the target up to a more neutral level. However, the economy, which had been fairly robust early in 2002, began to slow and the Fed changed the balance of risks to a better chance of a weakening economy in August. Expectations for lower rates were fueled further when two federal open market committee (FOMC) members dissented from the majority and voted to lower rates. Typically, the FOMC, which is the active arm of the Fed, presents a unified front to the public, so the dissension was an unusual occurrence.

As it appeared that fourth quarter growth would slow considerably and geopolitical uncertainties were starting to increase, the Fed decided to lower rates by 50 basis points in November 2002. This was the twelfth rate decrease since January of 2001 and brought the federal funds target rate to 1.25%, the lowest level since the 1950s.

As the New Year began, the markets focused on Iraq and whether Saddam Hussein would allow full and complete searches for weapons of mass destruction by the U.N. weapons inspection team. Oil prices surged as instability in Venezuela and uncertainty in Iraq had investors considering the potential for a large drop in oil supplies. This led to further concerns over the health of the U.S. economy.

March was a historic month as the U.S.-led coalition invaded Iraq to remove the ruthless dictator and his alleged weapons of mass destruction. Once the war began and it became apparent that the U.S. and its allies would be successful, the markets looked for a post-war bounce from the stock market and the economy. Meanwhile, Fed Chairman Alan Greenspan announced to Congress in May that the risks for disinflation were now greater than the risks for inflation. As a result, the fixed-income markets assumed that there would be no pre-emptive tightening in the near future, and the Treasury yield curve flattened, as 10-year yields dropped to 40-year lows of about 3.30%.

"DURING THE PERIOD, THE CORPORATE CREDIT SITUATION CONTINUED TO BE SHAKY, AND WE EMPHASIZED MAINTAINING HIGH CREDIT QUALITY ACROSS ALL PORTFOLIOS."

Market participants are still debating whether the economy will show a post-war bounce, whether the Federal Reserve will continue to lower short-term rates, or whether they will have to resort to unconventional measures, such as buying longer-term securities to help stimulate the economy.

WHAT IS YOUR CURRENT STRATEGY AND HOW HAVE SPECIFIC DECISIONS INFLUENCED THE PORTFOLIOS' PERFORMANCE?

LYMAN MISSIMER: At the beginning of the period, the markets were expecting that the next move from the Fed would be to increase short-term rates. In response, we had shortened the funds' weighted average maturities (WAMs) to the 30-day range. As the year progressed, however, it became apparent that the economy was starting to struggle, and the yield curve flattened out. As that transition unfolded, we extended the portfolios to lock in the higher yields.

The Fed reduced rates in November to 1.25%. From that time, our goal was to maintain the portfolios' WAMs in the 40- to 50-day range. Since cash flows generally remained volatile, we maintained this barbell strategy, with overnight cash positions held at high levels to provide liquidity. During the period, the corporate credit situation continued to be shaky, and we emphasized maintaining high credit quality across all portfolios. As high-quality credits grew increasingly rare and as spreads narrowed, we utilized more government-sponsored agencies across the portfolios to extend out along the yield curve.

WHAT IS YOUR OUTLOOK FOR THE REMAINDER OF 2003?

LYMAN MISSIMER: As the second quarter came to a close, the U.S. economy continued to struggle. Second quarter gross domestic product growth was expected to be in the 1% to 2% range. Most analysts now expect growth to increase to the 3% to 4% range during the second half of 2003, but many uncertainties remain.

Low interest rates continue to stimulate the consumer and housing sectors, and it appears that the corporate scandals are largely behind us. All major stock markets have risen significantly since the end of the war. Hope is that the SARS situation has been contained and that diplomacy will continue to progress positively in the Middle East. This will help keep energy prices from rising. The recently passed tax cut should further stimulate demand, and a declining dollar should help increase U.S. exports and help push the U.S. manufacturing sector out of a recession-like environment.

Although the Fed has discussed the potential for deflation, Chairman Greenspan still maintains that it is a remote possibility. While the economy is being stimulated on many fronts, it remains up to the corporate sector to start spending and hiring before a solid economic recovery can occur.

HOW ARE YOU CURRENTLY POSITIONING THE PORTFOLIOS?

LYMAN MISSIMER: In June, the Fed lowered the federal funds target rate 25 basis points to a 53-year low of 1%. The Fed's statement afterward was very similar to its announcement after its May meeting, with risks to the economy being balanced and concerns about disinflation rather than inflation. There is hope that this will be the last short-term rate decrease in this cycle, but unless the economy picks up, there is a risk of further rate reductions. In response, we have extended the portfolios' WAMs into the 50- to 55-day range to lock in yields, and we are looking to buy yields above the 1% target rate. Assuming that the economy does start to look healthier, we expect the Fed may begin to raise rates back up to a more neutral level sometime in 2004.

INVESTMENT HOLDINGS

STATEMENT OF INVESTMENT SECURITIES
INVESCO MONEY MARKET FUNDS, INC.
MAY 31, 2003

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------
CASH RESERVES FUND
103.53 SHORT-TERM INVESTMENTS
26.90  US Government Agency Obligations
       Federal Home Loan Bank, Bonds
         4/21/2004                                           1.42  $     5,000,000       $    5,000,000
         5/11/2004                                           1.38       10,000,000           10,000,000
         6/4/2004                                            1.40        4,500,000            4,500,000
         6/7/2004                                            1.30       13,000,000           13,000,000
       Federal Home Loan Bank, 6/2/2003                      1.28      100,000,000           99,996,500
       Overseas Private Investment, Gtd Participation
         Certificates, F/VR, Series 497-2002-333-IG(a)
         6/15/2009                                           1.23       28,300,000           28,300,000
========================================================================================================
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $160,796,500)                                                     160,796,500
========================================================================================================
2.51   CORPORATE BONDS
2.51   ASSET-BACKED SECURITIES --
          MULTI-PURPOSE
       Beta Finance, Medium-Term Notes(b), 6/2/2003
         (Amortized Cost $15,000,400)                        1.61        15,000,000          15,000,400
========================================================================================================
42.59  COMMERCIAL PAPER
5.84   ASSET-BACKED SECURITIES --
          COMMERCIAL LOANS & LEASES
       Atlantis One Funding
         8/27/2003                                           1.27        30,000,000          29,909,268
         8/28/2003                                           1.23         5,000,000           4,985,205
========================================================================================================
                                                                                             34,894,473
4.18   ASSET-BACKED SECURITIES --
         CONSUMER RECEIVABLES
       New Center Asset Trust, Series 1, 6/26/2003           1.29        25,000,000          24,977,861
========================================================================================================
17.54  ASSET-BACKED SECURITIES --
          MULTI-PURPOSE
       Asset Securitization, 6/3/2003                        1.25        35,000,000          34,997,604
       Charta Corp, 7/7/2003                                 1.25        30,000,000          29,963,033
       Edison Asset Securitization LLC, 11/10/2003           1.21        20,000,000          19,892,843
       Mont Blanc Capital, 6/9/2003                          1.29        20,000,000          19,994,348
========================================================================================================
                                                                                            104,847,828
5.01   ASSET BACKED SECURITIES --
         TRADE RECEIVABLES
       Bills Securitisation Ltd, 6/10/2003                   1.29        20,000,000          19,993,625
       Eureka Securitization, 7/22/2003                      1.28        10,000,000           9,982,125
========================================================================================================
                                                                                             29,975,750
5.01   BANKS
       Wachovia Corp, 8/6/2003                               1.30        30,000,000          29,929,868
========================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

1.66   CONSUMER FINANCE
       General Electric Capital International
         Funding, Series A, 10/20/2003                       1.29  $     10,000,000      $    9,950,582
========================================================================================================
3.35   DIVERSIFIED FINANCIAL SERVICES
       Morgan Stanley Dean Witter & Co
         F/VR, 8/21/2003                                     1.46        20,000,000          20,000,000
========================================================================================================
         TOTAL COMMERCIAL PAPER
           (Amortized Cost $254,576,362)                                                    254,576,362
========================================================================================================
2.07   ASSET-BACKED NOTES
0.40   FULLY BACKED
       Capital One Auto Finance Trust, Notes
         Series 2002-B, Class A1, 9/15/2003                  1.76         2,411,784           2,411,784
========================================================================================================
1.67   RESIDENTIAL MORTGAGE LOANS
       Holmes Financing PLC, Notes, F/VR, Series 1
         Class A, 4/15/2004                                  1.27        10,000,000          10,000,000
========================================================================================================
         TOTAL ASSET-BACKED NOTES
           (Amortized Cost $12,411,784)                                                      12,411,784
========================================================================================================
5.02   CERTIFICATES OF DEPOSIT -- BANKS
       Credit Agricole Indosuez, 7/9/2003
        (Cost $30,000,000)                                   1.23        30,000,000          30,000,000
========================================================================================================
5.69   PROMISSORY NOTES -- DIVERSIFIED
          FINANCIAL SERVICES
       Goldman Sachs Group, F/VR(e)
         9/17/2003                                           1.51        14,000,000          14,000,000
         10/2/2003                                           1.58        20,000,000          20,000,000
========================================================================================================
        TOTAL PROMISSORY NOTES (Cost $34,000,000)                                            34,000,000
========================================================================================================
1.17   FUNDING AGREEMENTS --
          LIFE & HEALTH INSURANCE
       New York Life Insurance(e), 4/7/2004
         (Cost $7,000,000)                                   1.38         7,000,000           7,000,000
========================================================================================================
17.58  REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         5/30/2003 due 6/2/2003 at 1.260%, repurchased
         at $105,123,227 (Collateralized by: Fannie Mae,
         Bonds, due 3/24/2005 at 1.720%, value $48,459,333,
         Fannie Mae, Notes, due 5/14/2003 at 1.450%,
         value $47,996,332 and Federal Farm Credit Bank ,
         Bonds, due 10/1/2003 at 3.125%, value $11,342,076)
         (Cost $105,112,190)                                            105,112,190         105,112,190
========================================================================================================
103.53  TOTAL INVESTMENTS AT VALUE
         (AMORTIZED COST $618,897,236)(c)                                                   618,897,236
========================================================================================================
(3.53)  OTHER ASSETS LESS LIABILITIES                                                       (21,113,102)
========================================================================================================
100.00  NET ASSETS AT VALUE                                                              $  597,784,134
========================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------
TAX-FREE MONEY FUND
101.23 SHORT-TERM INVESTMENTS
99.40  Municipal Notes(a)
4.88   ALABAMA
       Birmingham Med Clinic Brd, Alabama
         (LOC - AmSouth Bank), AR, Med Clinic Rev,
         UAHSF Series 1991, 12/1/2026                        1.35  $      1,300,000      $    1,300,000
========================================================================================================
5.86   FLORIDA
       Lee Cnty School Brd, Florida (FSA Insured), FR,
         Ctfs of Participation, Series 1993A, 8/1/2004       1.10           200,000             205,299
       Seminole Cnty Indl Dev Auth, Florida (Florida Living
         Nursing Ctr Proj) (LOC - Bank of America), VR,
         Hlth Facil Rev, Series 1991, 2/1/2011               1.39         1,200,000           1,200,000
       South Indian River Wtr Ctl Dist, Florida (Egret
         Landing - Phase I), FR, Sect 15 Impt Bds,
         Special Assmt, 11/1/2018                            1.05           150,000             156,988
========================================================================================================
                                                                                              1,562,287
2.44   GEORGIA
       Floyd Cnty Dev Auth, Georgia (Shorter College Proj)
         (LOC - SunTrust Bank), AR, Rev, Series 1998,
         6/1/2017                                            1.34           500,000             500,000
       Newnan Hosp Auth, Georgia (Newnan Hosp Proj)
         (MBIA Insured), FR, Rev Anticipation Ctfs,
         Series 2002, 1/1/2004                               1.29           150,000             151,051
========================================================================================================
                                                                                                651,051
9.70   ILLINOIS
       Hoffman Estates, Illinois (Hoffman Estates
         Econ Dev Proj Area) (AMBAC Insured), FR, Tax
         Increment Rev Ref, Series 1997, 11/15/2003          1.11           250,000             254,426
       Illinois Dev Fin Auth (6 West Hubbard Street Proj)
         (LOC - LaSalle Natl Bank), F/FR, IDR,
         Series 1986, 12/1/2016                              1.25           765,000             765,000
       Illinois Hlth Facils Auth (Blessing Hosp) (FSA
         Insured), VRD, Rev, Series 1999B, 11/15/2029        1.20           200,000             200,000
       Peoria, Illinois (Easter Seal Ctr Proj)
         (LOC - Bank One), AR, Hlth Care Facil Rev,
         Series 1997, 5/1/2007                               1.30         1,050,000           1,050,000
       Schillar Park School Dist #81, Illinois (Cook Cnty)
         (FSA Insured), FR, School Ref, Series 2002A,
         12/1/2003                                           1.63           115,000             115,210
       School Dist #U-46, Illinois (Kane, Cook & DuPage
         Cntys) (AMBAC Insured), FR, Gen Oblig
         School Bds, Series 2003A, 1/1/2004                  1.10           200,000             201,038
========================================================================================================
                                                                                              2,585,674
2.63   INDIANA
       Newton Cnty, Indiana (Intec Group Proj)
         (LOC - LaSalle Natl Bank), A/FR, Econ Dev Rev,
         Series 1994, 9/1/2010                               1.29           500,000             500,000
       Purdue Univ Trustees, Indiana, FR, Purdue Univ
         Student Fee, Rev, Series R, 7/1/2003                1.67           200,000             200,379
========================================================================================================
                                                                                                700,379

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

3.75   IOWA
       Iowa Fin Auth (YMCA Proj) (LOC - Wells Fargo & Co),
         VR, Econ Dev Rev, Series 2000, 6/1/2010             1.30  $      1,000,000      $    1,000,000
========================================================================================================
1.13   KANSAS
       Unified Govt of Wyandotte Cnty/Kansas City, Kansas
         (MBIA Insured), FR, Gen Oblig Impt,
         Series 2002-A, 8/1/2003                             1.50           300,000             300,247
========================================================================================================
0.94   KENTUCKY
       Kentucky Asset/Liability Commn, FR,
         Gen Fund, TRAN, 2002 Series A, 6/26/2003            1.67           250,000             250,184
========================================================================================================
6.69   MARYLAND
       Frederick Cnty, Maryland (Buckingham's
         Choice Facil) (LOC - Branch Banking & Trust),
         EXTRAS, Retirement Cmnty Rev, Series 1997 C,
         1/1/2027                                            1.25         1,500,000           1,500,000
       Mayor & City Council of Baltimore, Maryland
         (FGIC Insured), FR, Tax-Exempt
         Gen Oblig Cons Pub Impt, Series A, 10/15/2003       1.08           275,000             281,442
========================================================================================================
                                                                                              1,781,442
1.92   MICHIGAN
       Lowell, Michigan (Kent Cnty) (MBIA Insured), FR,
         Elec Supply System Rev, Series 2002, 8/1/2003       1.50           130,000             130,322
       Muskegon, Michigan (Muskegon Cnty), FR, Michigan
         Transn Fund Ref, Series 2002, 6/1/2003              1.40           150,000             150,000
       Ottawa Cnty, Michigan (Holland Area Sewage
        Disp System), FR, Gen Oblig, Ottawa Cnty 2001
         Ref, 6/1/2004                                       1.10           225,000             230,230
========================================================================================================
                                                                                                510,552
1.13  MONTANA
      Havre, Montana (Safeway Inc Proj)
        (LOC - Duetsche Bank), VR, IDR, Ref,
        Series 1991, 6/1/2006                                1.30           300,000             300,000
========================================================================================================
0.75  NEVADA
      Clark Cnty School Dist, Nevada (FGIC Insured), FR,
        Gen Oblig Bldg, Series July 1, 1999A, 6/15/2003      1.37           200,000             200,276
========================================================================================================
1.50  NEW JERSEY
      Gloucester Cnty, New Jersey (FGIC Insured), FR,
        Gen Oblig, Series 2001, 7/1/2003                     1.45           400,000             400,991
========================================================================================================
4.20  NEW MEXICO
      New Mexico Hosp Equip Ln Council
        (Dialysis Clinic Proj) (LOC - SunTrust Bank),
        AR, Rev, Series 2000, 7/1/2025                       1.34         1,120,000           1,120,000
========================================================================================================
0.57  NEW YORK
      Westchester Cnty, New York, FR, Gen Oblig,
        Series 1991B, 9/15/2003                              1.00           150,000             152,042
========================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

8.65   NORTH CAROLINA
       Carolinas HlthCare System (North Carolina)
         (Charlotte-Mecklenberg Hosp Auth), FR, Hlth
         Care Rev, Series 2003A, 1/15/2004                   1.15  $        150,000      $      150,786
       Carteret Cnty Indl Facils & Pollution Ctl Fing Auth,
         North Carolina (Texasgulf Proj)
         (LOC - BNP-Paribas), VR, PCR,
         Series 1985, 10/1/2005                              1.33         2,000,000           2,000,000
       North Carolina Eastern Muni Pwr Agency
         (MBIA Insured), FR, Pwr System Rev,
         Series 1996A, 1/1/2004                              1.65           150,000             153,336
========================================================================================================
                                                                                              2,304,122
0.02   OHIO
       Univ of Toledo, Ohio (State Univ of Ohio)
         (FGIC Insured), VR, Gen Rcpts, Rev, Series 2002,
         6/1/2032                                            1.25             5,000               5,000
========================================================================================================
2.00   OREGON
       Cent Lincoln People's Util Dist, Oregon
         (AMBAC Insured) , FR, Elec System Rev Ref,
         Series 2002, 12/1/2003                              1.50           330,000             330,818
       Emerald People's Util Dist, Oregon (Lane Cnty)
         (FSA Insured), FR, Elec System Ref Rev,
         2003 Series A, 11/1/2003                            1.10           200,000             200,744
========================================================================================================
                                                                                                531,562
3.21   PENNSYLVANIA
       Canon-McMillan School Dist, Pennsylvania
         (Washington Cnty) (FSA Insured), FR, Gen
         Oblig, Series C of 2002, 9/1/2003                   1.55           250,000             250,279
       Pennsylvania (AMBAC Insured),
         FR, Gen Oblig, Ref, Series of 1997, 9/15/2003       1.15           200,000             202,295
       Pennsylvania Infrastructure Invt Auth (Pennvest Ln
         Pool Proj), A/FR, Series 1991A
          9/1/2009                                           1.75           200,000             206,043
          9/1/2010                                           1.65           190,000             195,790
========================================================================================================
                                                                                                854,407
0.94   SOUTH CAROLINA
       Anderson Cnty, South Carolina (Belton Inds Proj)
         (LOC - Bank of America), AR, Indl Rev,
         Series 1991A, 7/1/2004                              1.35           100,000             100,000
       Rock Hill, South Carolina (FSA Insured), FR,
         Combined Util System Rev Impt, Ref,
         Series 2003A, 1/1/2004                              1.30           150,000             150,609
========================================================================================================
                                                                                                250,609
0.53   SOUTH DAKOTA
       South Dakota Brd of Regts (MBIA Insured), FR,
         Univ of South Dakota Hsg & Auxiliary Facils Rev,
         Series 2003, 4/1/2004                               1.18           140,000             140,941
========================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

23.07  TENNESSEE
       Hamilton Cnty Indl Dev Brd, Tennessee
         (LOC - Mellon Bank), AR, IDR, Ref,
           (Trade Ctr Hotel Assoc #1 Ltd
             Partnership Proj), Series 1998A,
             9/1/2016                                        1.30  $      1,400,000      $    1,400,000
           (Trade Ctr Hotel Assoc #3 Ltd
             Partnership Proj), Series 1998C,
             9/1/2016                                        1.30         1,797,250           1,797,250
       Hawkins Cnty Indl Dev Brd, Tennessee
         (LOC - Wachovia Bank), AR, IDR, Ref,
         1998 Series B, 10/1/2027                            1.30         1,450,000           1,450,000
       Tullahoma Indl Dev Brd, Tennessee
         (Marine Master Project) (LOC - AmSouth Bank),
         AR, Rev, Series 2002, 10/1/2017                     1.54         1,500,000           1,500,000
========================================================================================================
                                                                                              6,147,250
7.53   TEXAS
       Corpus Christi, Texas (FSA Insured), FR,
         Combination Tax & Muni Hotel Occupancy Tax,
         Rev, Ctfs of Oblig, Series 2002, 9/1/2003           1.40           200,000             200,000
       Dallas, Texas, FR, Gen Oblig, Series 1994, 2/15/2011  1.20           250,000             257,733
       Donna Indpt School Dist, Texas (Hidalgo Cnty)
         (PSFG Insured), FR, Unltd Tax School Bldg Bds,
         Series 1998, 2/15/2004                              1.25           200,000             205,232
       Grapevine-Colleyville Indpt School Dist, Texas
         (Tarrant & Dallas Cntys) (PSFG Insured), FR,
         Unltd Tax School Bldg & Ref, Series 1995,
         8/15/2003                                           1.10           335,000             337,826
       Houston Cmnty College System, Texas
         (Harris & Fort Bend Cntys) (AMBAC Insured), FR,
         Student Fee Rev, Series 1999, 4/15/2004             1.20           100,000             103,063
       North East Indpt School Dist, Texas (Bexar Cnty)
         (PSFG Insured), FR, Unltd Tax School Bldg Bds,
         Series 1999, 10/1/2003                              1.58           100,000             101,628
       Northside Indpt School Dist, Texas (Bexar Cnty)
         (PSFG Insured), A/FR, Unltd Tax School Bldg
         Bds, Series 2001-A, 8/1/2003                        1.60           200,000             200,132
       Texas, FR, TRAN, Series 2002, 8/29/2003               1.48           600,000             601,829
========================================================================================================
                                                                                              2,007,443
1.13   UTAH
       Tremonton City, Utah (Box Elder Cnty)
         (La-Z-Boy Chair Proj) (LOC - Bank One), VRD,
         IDR, Series 1990, 6/1/2026                          1.30           300,000             300,000
========================================================================================================
1.41   VIRGINIA
       Stafford Cnty Indl Dev Auth, Virginia
         (Safeway Inc Proj) (LOC - Duetsche Bank & Trust),
         AR, IDR, Ref, Series 1993, 6/1/2003                 1.45           375,000             375,000
========================================================================================================
2.82   WISCONSIN
       Neenah-Menasha Sewerage Commn, Wisconsin
         (Winnebago Cnty) (MBIA Insured), FR,
         Sewerage System Rev, Series 2003A, 12/1/2003        1.20           200,000             200,797

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------
       Wisconsin Hlth & Edl Facils Auth
         (Riverview Hosp Assn) (LOC - Firstar Bank),
         VRD, Rev, Series 2001, 10/1/2030                    1.35  $        550,000      $      550,000
========================================================================================================
                                                                                                750,797
        TOTAL MUNICIPAL NOTES
          (Amortized Cost $26,482,256)                                                       26,482,256
========================================================================================================
1.83  REPURCHASE AGREEMENTS
      Repurchase Agreement with State Street dated
        5/30/2003 due 6/2/2003 at 1.260% repurchased
        at $488,547 (Collateralized by Freddie Mac,
        Medium-Term Notes, due 1/21/2005 at
        2.150%, value $501,694) (Cost $488,496)                             488,496             488,496
========================================================================================================
101.23 TOTAL INVESTMENTS AT VALUE
        (AMORTIZED COST $26,970,752)(c)                                                      26,970,752
========================================================================================================
(1.23) OTHER ASSETS LESS LIABILITIES                                                           (327,325)
========================================================================================================
100.00 NET ASSETS AT VALUE                                                               $   26,643,427
========================================================================================================

U.S. GOVERNMENT MONEY FUND
99.58  SHORT-TERM INVESTMENTS
85.34  US GOVERNMENT AGENCY OBLIGATIONS
       Fannie Mae
         10/27/2003                                          1.20  $        500,000      $      507,739
         11/15/2003                                          1.35           500,000             504,033
         12/1/2003                                           1.22           500,000             510,558
       Federal Farm Credit Bank
         9/2/2003                                            1.85         1,610,000           1,625,228
         11/6/2003                                           1.50           300,000             304,242
       Federal Home Loan Bank
         6/2/2003                                            1.28        17,000,000          16,999,405
         6/11/2003                                           1.77           500,000             500,542
         6/23/2003                                           1.75           500,000             501,281
         6/24/2003                                           2.04         1,000,000           1,002,306
         7/25/2003                                           2.24         2,000,000           2,000,000
         8/15/2003                                           1.20           750,000             754,449
         9/2/2003                                            1.85         1,000,000           1,009,463
         11/4/2003                                           1.50           250,000             254,055
         11/14/2003                                          1.50         2,545,000           2,591,252
         4/12/2004                                           1.34         1,500,000           1,499,445
         5/7/2004                                            1.40         1,000,000           1,000,000
         6/18/2004                                           1.25         2,000,000           2,000,000
       Federal Home Loan Bank, F/VR
         Series 300, 9/15/2003                               1.15         5,000,000           4,999,277
       Overseas Private Investment, Gtd Participation
         Certificates, VR
          Series 2000-044A, 5/15/2015(a)                     1.18         5,700,000           5,700,000
          Series 2000-044A3, 4/1/2014(a)                     1.18         3,000,000           3,000,000
       Sallie Mae, F/VR, 6/19/2003                           1.27        10,000,000          10,000,000
========================================================================================================
        TOTAL US GOVERNMENT AGENCY OBLIGATIONS
          (Amortized Cost $57,263,275)                                                       57,263,275
========================================================================================================

                                                        EFFECTIVE
                                                         INTEREST         PRINCIPAL
%      DESCRIPTION                                          RATE%            AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------

14.24  REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street dated
         5/30/2003 due 6/2/2003 at 1.260% repurchased
         at $9,556,810 (Collateralized by Federal Home
         Loan Bank, Bonds, due 4/12/2004 at 1.300%,
         value $9,755,649) (Cost $9,555,807)                       $      9,555,807      $    9,555,807
========================================================================================================
99.58  TOTAL INVESTMENTS AT VALUE
        (AMORTIZED COST $66,819,082)(c)                                                      66,819,082
========================================================================================================
0.42   OTHER ASSETS LESS LIABILITIES                                                            278,265
========================================================================================================
100.00 NET ASSETS AT VALUE                                                               $   67,097,347
========================================================================================================

(a)  All  securities  with a maturity  date  greater than one year have either a variable  rate,  demand feature,  prerefunded,  optional or mandatory  put resulting in an effective maturity of one year or less.

(b)  Securities  acquired  pursuant to Rule 144A. The fund deems such securities to be "liquid" because an institutional market exists.

(c)  Also represents cost of investments for income tax purposes.

The following acronyms may be used in portfolio descriptions:
A/FR(d)  --    Adjustable/Fixed Rate
AMBAC    --    American Municipal Bond Assurance Corporation
AR(d)    --    Adjustable Rate
EXTRAS   --    Extendable Rate Adjustable Securities
FGIC     --    Financial Guaranty Insurance Company
F/FR(d)  --    Floating/Fixed Rate
FR       --    Fixed Rate
FSA      --    Financial Security Assurance
F/VR(d)  --    Floating/Variable Rate
IDR      --    Industrial Development Revenue
LOC      --    Letter of Credit
MBIA     --    Municipal Bond Investors Assurance Corporation
PCR      --    Pollution Control Revenue
PSFG     --    Permanent School Fund Guarantee Program
TRAN     --    Tax & Revenue Anticipation Notes
UAHSF    --    University of Alabama Health Services Foundation
VR(d)    --    Variable Rate
VRD(d)   --    Variable Rate Demand

(d)  Rate is subject to change. Rate shown reflects current rate.

(e) The following are restricted and illiquid securities at May 31, 2003:

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

                                                                        VALUE AS
                                 ACQUISITION        ACQUISITION             % OF
DESCRIPTION                             DATE               COST       NET ASSETS
--------------------------------------------------------------------------------
CASH RESERVES FUND
Goldman Sachs Group, F/VR
   9/17/2003                       3/21/2003  $      14,000,000           2.34%
   10/2/2003                       3/13/2003         20,000,000           3.35
New York Life Insurance, 4/7/2004  4/3/2003           7,000,000           1.17
================================================================================
                                                                           6.86%
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
INVESCO MONEY MARKET FUNDS, INC.
MAY 31, 2003

                                                CASH                   TAX-FREE
                                            RESERVES                      MONEY
                                                FUND                       FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                         $   618,897,236             $   26,970,752
================================================================================
  At Value(a)                        $   618,897,236             $   26,970,752
Cash                                               0                         54
Receivables:
  Fund Shares Sold                         4,212,973                     79,615
  Interest                                   596,021                    123,705
Prepaid Expenses and Other Assets            122,494                     27,137
================================================================================
TOTAL ASSETS                             623,828,724                 27,201,263
================================================================================
LIABILITIES
Payables:
  Custodian                                    1,472                          0
  Distributions to Shareholders                8,466                        675
  Investment Securities Purchased                  0                    440,967
  Fund Shares Repurchased                 25,882,975                     99,641
Accrued Distribution Expenses
  Class A                                      3,367                         --
  Class B                                        462                         --
  Class C                                     21,476                         --
Accrued Expenses and Other Payables          126,372                     16,553
================================================================================
TOTAL LIABILITIES                         26,044,590                    557,836
================================================================================
NET ASSETS AT VALUE, Applicable to
  Shares Outstanding                 $   597,784,134             $   26,643,427
================================================================================
NET ASSETS AT VALUE:
  Investor Class                     $   570,867,083             $   26,643,427
================================================================================
  Class A                            $     8,915,545                         --
================================================================================
  Class B                            $       599,070                         --
================================================================================
  Class C                            $    17,402,436                         --
================================================================================
Shares Outstanding(b)
  Investor Class                         570,867,083                 26,643,427
  Class A                                  8,915,545                         --
  Class B                                    599,070                         --
  Class C                                 17,402,436                         --
================================================================================
NET ASSET VALUE, Offering and Redemption
  Price per Share
    Investor Class                   $          1.00             $         1.00
    Class A                          $          1.00                         --
    Class B                          $          1.00                         --
    Class C                          $          1.00                         --
================================================================================

(a) Investment securities at cost and value at May 31, 2003 include repurchase agreements of $105,112,190 and $488,496 for Cash Reserves and Tax-Free Money Funds, respectively.

(b) The INVESCO Money Market Funds, Inc. have 20 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 18.8 billion have been allocated to Cash Reserves Fund and 500 million to Tax-Free Money
     Fund: 4.7 billion to each class of Cash Reserves Fund and 500 million to Tax-Free Money - Investor Class. Paid-in capital was $597,784,134 and $26,643,427 for Cash Reserves and Tax-Free Money Fund, respectively.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
  (CONTINUED)
INVESCO MONEY MARKET FUNDS, INC.
MAY 31, 2003

                                                                U.S. GOVERNMENT
                                                                          MONEY
                                                                           FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                     $   66,819,082
================================================================================
  At Value(a)                                                    $   66,819,082
Receivables:
  Fund Shares Sold                                                      264,765
  Interest                                                              221,960
Prepaid Expenses and Other Assets                                        33,046
================================================================================
TOTAL ASSETS                                                         67,338,853
================================================================================
LIABILITIES
Payables:
  Custodian                                                                  38
  Distributions to Shareholders                                             329
  Fund Shares Repurchased                                               220,132
Accrued Expenses and Other Payables                                      21,007
================================================================================
TOTAL LIABILITIES                                                       241,506
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding            $   67,097,347
================================================================================
Shares Outstanding(b)                                                67,097,347
================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share         $         1.00
================================================================================

(a) Investment securities at cost and value at May 31, 2003 includes a repurchase agreement of $9,555,807 .

(b) The INVESCO Money Market Funds, Inc. have 20 billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 500 million has been allocated to U.S. Government Money Fund - Investor Class. Paid-in-capital for U.S. Government Money Fund was $67,097,347.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO MONEY MARKET FUNDS, INC.
YEAR ENDED MAY 31, 2003


                                                     CASH              TAX-FREE
                                                 RESERVES                 MONEY
                                                     FUND                  FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                            $   14,112,098           $   445,552
================================================================================
EXPENSES
Investment Advisory Fees                        3,445,659               156,418
Distribution Expenses
  Class A                                          15,627                    --
  Class B                                           5,535                    --
  Class C                                         342,484                    --
Transfer Agent Fees
  Investor Class                                2,865,888                96,636
  Class A                                           4,446                    --
  Class B                                           1,192                    --
  Class C                                         171,315                    --
Administrative Services Fees                      406,849                24,078
Custodian Fees and Expenses                       125,599                 8,723
Directors' Fees and Expenses                       80,566                10,586
Professional Fees and Expenses                     89,697                27,154
Registration Fees and Expenses
  Investor Class                                  109,014                17,064
  Class A                                             252                    --
  Class B                                             186                    --
  Class C                                           5,102                    --
Reports to Shareholders                           315,206                10,029
Other Expenses                                     35,563                 5,718
================================================================================
  TOTAL EXPENSES                                8,020,180               356,406
  Fees and Expenses Absorbed/Reimbursed
    by Investment Adviser
      Investor Class                                    0               (89,606)
      Class B                                      (4,102)                   --
      Class C                                    (268,032)                   --
  Fees and Expenses Paid Indirectly                  (524)                    0
================================================================================
    NET EXPENSES                                7,747,522               266,800
================================================================================
NET INVESTMENT INCOME AND NET INCREASE IN
  NET ASSETS FROM OPERATIONS               $    6,364,576           $   178,752
================================================================================

See Notes to Financial Statements

INVESCO MONEY MARKET FUNDS, INC.
YEAR ENDED MAY 31, 2003

                                                                U.S. GOVERNMENT
                                                                          MONEY
                                                                           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INTEREST INCOME                                                  $    1,162,651
================================================================================
EXPENSES
Investment Advisory Fees                                                368,428
Transfer Agent Fees                                                     299,092
Administrative Services Fees                                             43,159
Custodian Fees and Expenses                                              11,788
Directors' Fees and Expenses                                             14,784
Professional Fees and Expenses                                           21,483
Registration Fees and Expenses                                           24,369
Reports to Shareholders                                                  32,617
Other Expenses                                                            4,677
================================================================================
  TOTAL EXPENSES                                                        820,397
  Fees and Expenses Absorbed by Investment Adviser                     (191,120)
================================================================================
    NET EXPENSES                                                        629,277
================================================================================
NET INVESTMENT INCOME AND NET INCREASE IN
  NET ASSETS FROM OPERATIONS                                     $      533,374
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
CASH RESERVES FUND

                                                               YEAR ENDED MAY 31
------------------------------------------------------------------------------------
                                                           2003                 2002
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and
  Distributed to Shareholders
    Investor Class                             $      6,227,342      $     17,796,534
    Class A                                              20,915                 4,839
    Class B                                               1,845                 3,283
    Class C                                             114,474               420,688
======================================================================================
                                               $      6,364,576      $     18,225,344
======================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                               $   19,488,956,950    $ 23,212,451,413
  Class A                                             165,682,044           3,356,987
  Class B                                               1,075,652             594,915
  Class C                                           1,572,492,634       2,598,809,105
Reinvestment of Distributions
  Investor Class                                        5,434,912          14,770,191
  Class A                                                   9,588               4,551
  Class B                                                   1,327               3,065
  Class C                                                  62,702             162,324
======================================================================================
                                                   21,233,715,809      25,830,152,551
Amounts Paid for Repurchases of Shares
  Investor Class                                  (20,045,506,084)    (22,985,728,920)
  Class A                                            (158,339,989)         (1,798,690)
  Class B                                                (886,595)           (252,742)
  Class C                                          (1,607,385,823)     (2,561,512,041)
=======================================================================================
                                                  (21,812,118,491)    (25,549,292,393)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       (578,402,682)        280,860,158
NET ASSETS
Beginning of Period                                 1,176,186,816         895,326,658
=======================================================================================
End of Period                                  $      597,784,134    $  1,176,186,816
=======================================================================================

         --------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                   19,488,956,950      23,212,451,413
  Class A                                             165,682,044           3,356,987
  Class B                                               1,075,652             594,915
  Class C                                           1,572,492,634       2,598,809,105
Shares Issued from Reinvestment of Distributions
  Investor Class                                        5,434,912          14,770,191
  Class A                                                   9,588               4,551
  Class B                                                   1,327               3,065
  Class C                                                  62,702             162,324
======================================================================================
                                                   21,233,715,809      25,830,152,551
Shares Repurchased
  Investor Class                                  (20,045,506,084)    (22,985,728,920)
  Class A                                            (158,339,989)         (1,798,690)
  Class B                                                (886,595)           (252,742)
  Class C                                          (1,607,385,823)     (2,561,512,041)
=======================================================================================
                                                  (21,812,118,491)    (25,549,292,393)
NET INCREASE (DECREASE) IN FUND SHARES               (578,402,682)        280,860,158
=======================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
TAX-FREE MONEY FUND
                                                               YEAR ENDED MAY 31
------------------------------------------------------------------------------------
                                                           2003                 2002
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and
  Distributed to Shareholders                  $        178,752      $       415,165
=====================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                  $     36,281,861      $    75,518,443
Reinvestment of Distributions                           157,851              380,240
=====================================================================================
                                                     36,439,712           75,898,683
Amounts Paid for Repurchases of Shares              (41,933,785)         (79,815,841)
=====================================================================================
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       (5,494,073)          (3,917,158)
NET ASSETS
Beginning of Period                                  32,137,500           36,054,658
=====================================================================================
End of Period                                  $     26,643,427      $    32,137,500
=====================================================================================

              --------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                          36,281,861           75,518,443
Shares Issued from Reinvestment of Distributions        157,851              380,240
=====================================================================================
                                                     36,439,712           75,898,683
Shares Repurchased                                  (41,933,785)         (79,815,841)
=====================================================================================
NET DECREASE IN FUND SHARES                          (5,494,073)          (3,917,158)
=====================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
U.S. GOVERNMENT MONEY FUND

                                                               YEAR ENDED MAY 31
------------------------------------------------------------------------------------
                                                           2003                 2002
OPERATIONS AND DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income Earned and
  Distributed to Shareholders                  $        533,374      $     1,540,454
=====================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                  $    231,418,527      $ 1,448,716,464
Reinvestment of Distributions                           502,735            1,454,825
=====================================================================================
                                                    231,921,262        1,450,171,289
Amounts Paid for Repurchases of Shares             (240,544,136)      (1,449,830,999)
=====================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                       (8,622,874)             340,290
NET ASSETS
Beginning of Period                                  75,720,221           75,379,931
=====================================================================================
End of Period                                  $     67,097,347      $    75,720,221
=====================================================================================

              --------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                         231,418,527        1,448,716,464
Shares Issued from Reinvestment of Distributions        502,735            1,454,825
=====================================================================================
                                                    231,921,262        1,450,171,289
Shares Repurchased                                 (240,544,136)      (1,449,830,999)
=====================================================================================
NET INCREASE (DECREASE) IN FUND SHARES               (8,622,874)             340,290
=====================================================================================

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO MONEY MARKET FUNDS, INC.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Money Market Funds, Inc. is incorporated in Maryland and presently consists of three separate funds: Cash Reserves Fund, Tax-Free Money Fund and U.S. Government Money Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek a high level of current income for Cash Reserves Fund; to seek a high level of current income exempt from federal income taxation for Tax-Free Money Fund; and to seek current income by investing only in debt obligations issued or guaranteed by the U.S. Government or its agencies for U.S. Government Money Fund. INVESCO Money Market Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Cash Reserves Fund also offers Class A, Class B and Class C shares, which are subject to a contingent deferred sales charge paid by the redeeming shareholder. Class A and Class B shares are not appropriate for direct investment and are for exchange only from other INVESCO Funds' Class A and Class B shares. Class B shares convert to Class A shares after eight years along with a pro rata portion of its reinvested dividends and distributions.

Effective April 1, 2002, the Investor Class shares are offered only to grandfathered investors who have established and maintained an account in any of the funds managed and distributed by INVESCO Funds Group, Inc. ("IFG") in Investor Class shares prior to April 1, 2002.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Securities held by the Funds are valued at their market value determined by the amortized cost method of valuation. If management believes that such valuation does not reflect the securities' fair value, or events or circumstances that may affect the value of portfolio securities are identified by the time that the net asset value per share is determined, these securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's board of directors.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount or amortized premium, is recorded on the accrual basis. The Fund amortizes discounts or premiums paid on purchases of securities to the earliest put, call or maturity date. Cost is determined on the specific identification basis.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- All of the Fund's net investment income is distributed to shareholders by dividends declared daily and paid monthly. Such dividends are automatically reinvested at the month-end net asset value, unless the shareholder requests a cash payment.

E. TAX INFORMATION -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. Dividends paid by the Fund from net investment income are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the distributions paid by Tax-Free Money Fund for the year ended May 31, 2003, 99.19% were exempt from federal income taxes.

F. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, certain Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. IFG serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Funds' average net assets as follows: 0.50% on the first $300 million of average net assets;
reduced to 0.40% on the next $200 million of average net assets; and 0.30% on average net assets in excess of $500 million.

A Sub-Advisory Agreement between IFG and AIM Capital Management, Inc. ("AIM"), affiliated with IFG, provides that investment decisions of the Funds are made by AIM. Fees for such sub-advisory services are paid by IFG.

A master distribution plan and agreement for Cash Reserves Fund Class A, Class B & Class C shares pursuant to Rule 12b-1 of the Act (the "Plans") provides for compensation of certain promotional and other sales related costs to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG. Class A shares of the Fund pay compensation to IDI at a rate of 0.35% of annual average net assets. Class B and Class C shares of the Fund pay compensation to IDI at a rate of 1.00% of annual average net assets. Of these amounts, IDI may pay a service fee of 0.25% of the average net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose caps on the total sales charges, including asset-based sales charges, that may be paid by the respective class. Any unreimbursed expenses IDI incurs with respect to Class A and Class C shares in any fiscal year can not be recovered in subsequent years. Effective July 1, 2003, the Distributor will change to AIM Distributors, Inc., an affiliate of IFG. For the year ended May 31, 2003, amounts paid to the Distributor were as follows:
                                                  CLASS       CLASS       CLASS
FUND                                                  A           B           C
--------------------------------------------------------------------------------
Cash Reserves Fund                            $  12,456    $  5,420  $  355,481

If the Class B Plan is terminated, the board of directors may allow the Class B shares to continue payments of the asset-based sales charge to the Distributor for allowable unreimbursed expenses incurred for distributing shares before the Class B Plan was terminated. The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods. Distribution fees related to the Distributor for the year ended May 31, 2003, for Class B were as follows:

                                                              DISTRIBUTOR'S      DISTRIBUTOR'S
                                                                  AGGREGATE       UNREIMBURSED
                                                               UNREIMBURSED      EXPENSES AS %
                                             AMOUNT RETAINED       EXPENSES      OF NET ASSETS
FUND                                          BY DISTRIBUTOR     UNDER PLAN           OF CLASS
-----------------------------------------------------------------------------------------------
Cash Reserves Fund - Class B Plan              $       4,405     $        0              0.00%

IFG receives a transfer agent fee from each Class at an annual rate of $29.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. Aggregate fees collected for such omnibus accounts for the year ended May 31, 2003 amounted to $226,250 for Cash Reserves Fund, $226 for Tax-Free Money Fund and $23,558 for U.S. Government Money Fund, of which $490, $127 and $1,839, respectively, were retained by IFG. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb and assume certain fees and expenses incurred by the Funds for the year ended May 31, 2003. IFG is entitled to reimbursement from a Fund share class that has fees and expenses voluntarily absorbed pursuant to this arrangement if such reimbursements do not cause a share class to exceed voluntary expense limitations and the reimbursement is made within three years after IFG incurred the expense.

At May 31, 2003, the reimbursement that may be potentially made by the Funds to IFG that will expire during the years ended May 31, 2005 and 2006, are as follows:

                                                INVESTOR     CLASS       CLASS       CLASS
FUND                                               CLASS         A           B           C
-------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2005
Cash Reserves Fund                             $       0   $     0     $   176     $28,335
Tax-Free Money Fund                                7,390        --          --          --
U.S. Government Money Fund                        15,663        --          --          --

                                                INVESTOR     CLASS       CLASS       CLASS
FUND                                               CLASS         A           B           C
-------------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2006
Cash Reserves Fund                             $       0   $     0     $ 3,926     $239,697
Tax-Free Money Fund                               82,216        --          --          --
U.S. Government Money Fund                       175,457        --          --          --

NOTE 3 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, AIM or IDI.

Each Fund has adopted a retirement plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended March 1, 2001. Effective November 8, 2002, the plan provides that a director, prior to retirement, may elect to convert amounts accrued under this plan into a new deferred retirement plan.

Pension expenses for the year ended May 31, 2003 included in Directors' Fees and Expenses in the Statement of Operations, and pension liability included in Accrued Expenses, in the Statement of Assets and Liabilities were as follows:

                                                      PENSION           PENSION
FUND                                                 EXPENSES         LIABILITY
--------------------------------------------------------------------------------
Cash Reserves Fund                                 $   32,418        $   65,406
Tax-Free Money Fund                                       977             3,701
U.S. Government Money Fund                              3,375             7,181

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 4 -- CONTINGENT DEFERRED SALES CHARGE ("CDSC"). Class A shares may charge a 1.00% CDSC if a shareholder purchased $1,000,000 or more and redeemed these shares within 18 months from the date of purchase. Effective November 15, 2002, qualified plans investing in Class A shares may pay a 1.00% CDSC if a shareholder redeemed these shares within 12 months from the date of purchase. A CDSC is charged by Class B shares on redemptions or exchanges of shares at a maximum of 5.00% beginning at the time of purchase to 0.00% at the beginning of the seventh year. A 1.00% CDSC is charged by Class C shares on redemptions or exchanges held thirteen months or less. Shares acquired through reinvestment of dividends or other distributions are not charged a CDSC. The CDSC may be reduced or certain sales charge exceptions may apply. The CDSC is paid by the redeeming shareholder and therefore it is not an expense of the Fund. For the year ended May 31, 2003, the Distributor received the following CDSC from Class A, Class B and Class C shareholders:

FUND                                                 CLASS A        CLASS B        CLASS C
------------------------------------------------------------------------------------------
Cash Reserves Fund                                $   15,024     $    4,141     $   67,864

NOTE 5 -- SUBSEQUENT EVENTS. On June 9, 2003, the Board of Directors for the INVESCO Cash Reserves Fund and INVESCO Tax-Free Money Fund ("Selling Funds") unanimously approved an Agreement and Plan of Reorganization ("the Plan") pursuant to which the Selling Funds, would transfer all of its assets and liabilities to AIM Money Market Fund and AIM Tax-Exempt Cash Fund, a series of AIM Investment Securities Funds and AIM Tax-Exempt Funds, respectively. The Plan is more fully described in a proxy statement to be presented for shareholder consideration on or around August 25, 2003.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of INVESCO Money Market Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Cash Reserves Fund, INVESCO Tax-Free Money Fund and INVESCO U.S. Government Money Fund (constituting INVESCO Money Market Funds, Inc., hereafter referred to as the "Fund") at May 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
June 27, 2003

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                               YEAR ENDED MAY 31
--------------------------------------------------------------------------------------------------------------------
                                                          2003          2002         2001          2000         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period             $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                             0.01          0.02         0.05          0.05         0.04
====================================================================================================================
Net Asset Value -- End of Period                   $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================

TOTAL RETURN                                             0.68%         1.76%        5.34%         4.87%        4.45%

RATIOS
Net Assets -- End of Period ($000 Omitted)         $   570,867    $ 1,121,981  $  880,489    $  912,135   $  814,158
Ratio of Expenses to Average Net Assets(a)(b)            0.86%          0.82%       0.90%         0.91%        0.90%
Ratio of Net Investment Income to Average
  Net Assets(b)                                          0.74%          1.76%       5.14%         4.75%        4.36%

(a)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser,  if  applicable, which is before any  expense  offset arrangements (which may include custodian fees).

(b)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the years ended May 31,  2001,  2000 and 1999.  If such  expenses  had not been voluntarily  absorbed,  ratio of expenses to average net assets would have been  0.90%,  0.94% and 0.91%,  respectively,  and ratio of net  investment income to  average net  assets  would  have been  5.14%,  4.72% and 4.35%, respectively.

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- CLASS A
-----------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      PERIOD
                                                                                       ENDED
                                                          YEAR ENDED MAY 31           MAY 31
-----------------------------------------------------------------------------------------------------
                                                        2003            2002          2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $  1.00         $  1.00       $  1.00
=====================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                           0.01            0.01          0.02
=====================================================================================================
Net Asset Value -- End of Period                     $  1.00         $  1.00       $  1.00
=====================================================================================================

TOTAL RETURN                                           0.51%           1.32%         2.43%(b)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $ 8,916         $ 1,564       $     1
Ratio of Expenses to Average Net Assets(c)(d)          0.96%           1.06%         1.32%(e)
Ratio of Net Investment Income to Average Net
  Assets(d)                                            0.47%           1.40%         5.41%(e)

(a)  From August 25, 2000, inception of Class, to May 31, 2001.

(b)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(c)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if  applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(d)  Various expenses of the Class were voluntarily absorbed by IFG for the year ended May 31, 2002 and the period ended May 31, 2001.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses  to average net assets would have been 1.12% and 1.67%(annualized), respectively, and ratio of net investment  income to average  net  assets  would have been 1.34% and 5.06%
     (annualized), respectively.

(e)  Annualized

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- CLASS B
-----------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      PERIOD
                                                                                       ENDED
                                                          YEAR ENDED MAY 31           MAY 31
-----------------------------------------------------------------------------------------------------
                                                        2003            2002          2001(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period               $  1.00         $  1.00       $  1.00
=====================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS(B)                        0.00            0.01          0.03
=====================================================================================================
Net Asset Value -- End of Period                     $  1.00         $  1.00       $  1.00
=====================================================================================================

TOTAL RETURN(c)                                        0.36%           1.07%         2.96%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted)           $   599         $  409        $   63
Ratio of Expenses to Average Net Assets(e)(f)          1.21%           1.52%         1.82%(g)
Ratio of Net Investment Income to Average Net
  Assets(f)                                            0.33%           0.87%         2.99%(g)

(a)  From August 25, 2000, inception of Class, to May 31, 2001.

(b)  Net Investment  Income Earned and  Distributed to  Shareholders  aggregated less than $0.01 on a per share basis for the year ended May 31, 2003.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).

(f)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the years ended May 31,
     2003 and 2002 and the period  ended May 31,  2001.  If such  expenses  had not been  voluntarily absorbed,  ratio of  expenses to average  net assets  would have been 1.95%,  1.65% and 1.89%
     (annualized), respectively,  and ratio of net  investment  income  (loss) to average  net assets would have been (0.41%), 0.74% and 2.92% (annualized), respectively.

(g)  Annualized

FINANCIAL HIGHLIGHTS

CASH RESERVES FUND -- CLASS C
-----------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                          PERIOD
                                                                                           ENDED
                                                          YEAR ENDED MAY 31               MAY 31
-----------------------------------------------------------------------------------------------------
                                               2003            2002            2001         2000(a)
PER SHARE DATA
Net Asset Value -- Beginning of Period      $  1.00         $  1.00         $  1.00      $  1.00
=====================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED
  AND DISTRIBUTED TO SHAREHOLDERS(B)           0.00            0.01            0.04         0.01
=====================================================================================================
Net Asset Value -- End of Period            $  1.00         $  1.00         $  1.00      $  1.00
=====================================================================================================

TOTAL RETURN(c)                               0.29%           0.96%           4.43%        1.36%(d)

RATIOS
Net Assets -- End of Period ($000 Omitted) $ 17,402         $ 52,233        $ 14,774     $ 4,186
Ratio of Expenses to Average Net
  Assets(e)(f)                                1.27%            1.44%           1.64%       1.54%(g)
Ratio of Net Investment Income to Average
  Net Assets(f)                               0.33%            1.03%           4.07%       4.73%(g)

(a)  From February 15, 2000, inception of Class, to May 31, 2000.

(b)  Net Investment  Income Earned and  Distributed to  Shareholders  aggregated less than $0.01 on a per share basis for the year ended May 31, 2003.

(c)  The applicable CDSC is not included in the Total Return calculation.

(d)  Based  on  operations  for  the  period  shown  and,  accordingly,  is  not representative of a full year.

(e)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment  Adviser, if applicable,  which is before any  expense  offset arrangements (which may include custodian fees).

(f)  Various  expenses  of the Class were  voluntarily  absorbed  by IFG for the years ended May 31,
     2003 and 2002. If such expenses had not been  absorbed, ratio of expenses  to average  net assets would have been 2.05% and 1.77%, respectively,  and ratio of net  investment  income  (loss) to average  net assets would have been (0.45%) and 0.70%, respectively.

(g)  Annualized

FINANCIAL HIGHLIGHTS

TAX-FREE MONEY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                               YEAR ENDED MAY 31
--------------------------------------------------------------------------------------------------------------------
                                                          2003          2002         2001          2000         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period             $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                             0.01          0.01         0.03          0.03         0.03
====================================================================================================================
Net Asset Value -- End of Period                   $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================

TOTAL RETURN                                             0.57%         1.22%        3.22%         2.86%        2.63%

RATIOS
Net Assets -- End of Period ($000 Omitted)         $  26,643      $  32,138    $  36,055     $   40,396   $  50,697
Ratio of Expenses to Average Net Assets(a)(b)          0.85%          0.85%        0.86%          0.87%       0.77%
Ratio of Net Investment Income to Average
  Net Assets(b)                                        0.57%          1.21%        3.16%          2.82%       2.61%

(a)  Ratio is based on Total  Expenses of the Class,  less Expenses  Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(b)  Various expenses of the Fund were voluntarily absorbed by IFG for the years ended May 31, 2003,  2002,
     2001,  2000 and 1999.  If such expenses had not been  voluntarily  absorbed,  ratio of expenses to average net assets would have been 1.14%, 1.14%, 1.17%, 1.11% and 1.02%, respectively,  and ratio of net investment  income to average net assets would have been 0.28%,  0.92%, 2.85%, 2.58% and 2.36%, respectively.

FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                               YEAR ENDED MAY 31
--------------------------------------------------------------------------------------------------------------------
                                                          2003          2002         2001          2000         1999
PER SHARE DATA
Net Asset Value -- Beginning of Period             $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================
INCOME AND DISTRIBUTIONS FROM
  INVESTMENT OPERATIONS
NET INVESTMENT INCOME EARNED AND
  DISTRIBUTED TO SHAREHOLDERS                             0.01          0.02         0.05          0.05         0.04
====================================================================================================================
Net Asset Value -- End of Period                   $      1.00    $     1.00   $     1.00    $     1.00   $     1.00
====================================================================================================================

TOTAL RETURN                                             0.72%         1.67%        5.24%         4.74%        4.36%

RATIOS
Net Assets -- End of Period ($000 Omitted)         $   67,097      $  75,720    $  75,380     $  86,060    $  91,509
Ratio of Expenses to Average Net Assets(a)(b)           0.85%          0.85%        0.86%         0.86%        0.86%
Ratio of Net Investment Income to Average
  Net Assets(b)                                         0.72%          1.65%        5.10%         4.63%        4.28%

(a)  Ratio is based on Total  Expenses of the Fund,  less  Expenses  Absorbed by Investment Adviser,  which is before any expense offset arrangements (which may include custodian fees).

(b)  Various expenses of the Fund were  voluntarily  absorbed by IFG and for the years ended May 31, 2003,
     2002,  2001, 2000 and 1999. If such expenses had not been  voluntarily  absorbed,  ratio of  expenses to average net assets would have been 1.11%,  1.04%,  1.18%, 1.16% and 1.08%,  respectively,  and ratio of net investment income to average net assets would have been 0.46%, 1.46%, 4.78%, 4.33% and
     4.06%, respectively.

OTHER INFORMATION

UNAUDITED

The table below provides information about each of the Independent and Interested Directors. Their affiliations represent their principal occupations.

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Bob A. Baker              Vice Chairman of           Consultant (2000-present).       48
37 Castle Pines Dr. N.    the Board                  Formerly, President and
Castle Rock, Colorado     (Since 2003)               Chief Executive Officer
                                                     (1988-2000) of AMC Cancer
Age: 66                                              Research Center, Denver,
                                                     Colorado. Until Mid-December
                                                     1988, Vice Chairman of the
                                                     Board of First Columbia
                                                     Financial Corporation,
                                                     Englewood, Colorado;
                                                     formerly, Chairman of the
                                                     Board and Chief Executive
                                                     Officer of First Columbia
                                                     Financial Corporation.

Sueann Ambron, Ph.D.      Director                   Dean of the Business School,     48
University of Colorado    (Since 2003)               College of Business,
at Denver                                            University of Colorado of
1250 14th Street                                     Denver (2000-present).
Denver, Colorado                                     Formerly, President and
                                                     Chief Executive Officer of
Age: 58                                              Avulet, Inc., Sunnyvale,
                                                     California (1998-1999), Vice
                                                     President and General
                                                     Manager, Multimedia Services
                                                     Division, Motorola, Inc.,
                                                     Schoumburg, Illinois
                                                     (1996-1998).

Victor L. Andrews, Ph.D.  Director                   Professor Emeritus, Chairman     48
34 Seawatch Drive                                    Emeritus and Chairman and
Savannah, Georgia                                    CFO of the Roundtable of the
                                                     Department of Finance of
Age: 72                                              Georgia State University;
                                                     and President, Andrews
                                                     Financial Associates, Inc.
                                                     (consulting firm). Formerly,
                                                     member of the faculties of
                                                     the Harvard Business School;
                                                     and the Sloan School of
                                                     Management of MIT.

Lawrence H. Budner        Director                   Trust Consultant. Formerly,      48
7608 Glen Albens Circle                              Senior Vice President and
Dallas, Texas                                        Senior Trust Officer of
                                                     InterFirst Bank, Dallas,
Age: 72                                              Texas.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
James T. Bunch            Director                   Co-President and Founder of       48
                                                     Green, Manning & Bunch,
3600 Republic Plaza       (since 2000)               Ltd., Denver, Colorado
370 Seventeenth Street                               (1988-present); Director and
Denver, Colorado                                     Vice President of Western
                                                     Golf Association and Evans
Age: 60                                              Scholars Foundation; and
                                                     Excutive Committee, United
                                                     States Golf Association.
                                                     Formerly, General Counsel
                                                     and Director of Boettcher &
                                                     Company, Denver, Colorado;
                                                     and formerly, Chairman and
                                                     Managing Partner of Davis,
                                                     Graham & Stubbs, Denver,
                                                     Colorado.

Gerald J. Lewis           Director                   Chairman of Lawsuit              48              Director of General Chemical
701 "B" Street            (since 2000)               Resolution Services, San                         Group, Inc., Hampdon, New
Suite 2100                                           Diego, California                                Hampshire (1996-present).
San Diego, California                                (1987-present). Formerly,                        Director of Wheelabrator
                                                     Associate Justice of the                         Technologies, Inc., Fisher
                                                     California Court of Appeals;                     Scientific, Inc., Henley
Age: 69                                              and of Counsel, Latham &                         Manufacturing, Inc., and
                                                     Watkins, San Diego,                              California Coastal Properties,
                                                     California (1987-1997).                          Inc.

John W. McIntyre          Director                   Retired. Trustee of Gables       48
7 Piedmont Center                                    Residential Trust.  Trustee
Suite 100                                            and Chairman of the J.M. Tull
Atlanta, Georgia                                     Charitable Foundation;
                                                     Director of Kaiser Foundation
Age: 72                                              Health Plans of Georgia, Inc.
                                                     Formerly, Vice Chairman of
                                                     the Board of Directors of The
                                                     Citizens and Southern
                                                     Corporation and Chairman of
                                                     the Board and Chief Executive
                                                     Officer of The Citizens and
                                                     Southern Georgia Corporation
                                                     and The Citizens and Southern
                                                     National Bank. Formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund and
                                                     Trustee of Employee's
                                                     Retirement System of Georgia,
                                                     Emory University.

Larry Soll, Ph. D.        Director                   Retired. Formerly, Chairman       48             Director of Synergen since
2358 Sunshine Canyon Dr.  (since 1997)               of the Board (1987-1994),                        incorporation in 1982;
Boulder, Colorado                                    Chief Executive Officer                          Director of Isis
                                                     (1982-1989 and 1993-1994) and                    Pharmaceuticals, Inc.
Age: 60                                              President (1982-1989) of
                                                     Synergen Inc.; and formerly,
                                                     Trustee of INVESCO Global
                                                     Health Sciences Fund.

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS AND OFFICERS

These directors are "interested persons" of IFG as defined in the Act, and they are interested persons by virtue of the fact that he/she is an officer or director of IFG, IDI or an affiliate of IFG.

Mark H. Williamson        Chairman of the Board      President and Chief Executive    48
4350 South Monaco Street  (since 1999). Formerly,    Officer AIM Investment
Denver, Colorado          President (1998-2002);     Management and Chief
                          and Chief Executive        Executive Officer of the AIM
Age: 51                   Officer (1998-2002).       Division of AMVESCAP PLC
                                                     (2003-present). Formerly,
                                                     Chief Executive Officer,
                                                     Managed Products Division,
                                                     AMVESCAP PLC (2001-present).
                                                     Formerly, Chairman of the
                                                     Board (1998-2002), President
                                                     (1998-2002), and Chief
                                                     Executive Officer (1998-2002)
                                                     of INVESCO Funds Group, Inc.
                                                     and of INVESCO Distributors,
                                                     Inc. Formerly, Chief
                                                     Operating Officer and
                                                     Chairman of the Board of
                                                     INVESCO Global Health
                                                     Sciences Fund; formerly,
                                                     Chairman and Chief Executive
                                                     Officer of NationsBanc
                                                     Advisors, Inc.; and formerly,
                                                     Chairman of NationsBanc
                                                     Investments, Inc.

Raymond R. Cunningham     President (2003-present),  President (2003-present) and     48              Director of INVESCO Funds
4350 South Monaco Street  Chief Executive Officer    Chief Executive Officer                          Group, Inc. and Chairman of
Denver, Colorado          (2003-present) and         (2003-present) of INVESCO                        the Board of INVESCO
                          Director (2001-present).   Funds Group, Inc.;                               Distributors, Inc.
Age: 52                   Formerly, Vice President   Chairman of the Board (2003-
                          (2001-2002).               present), President
                                                     (2003-present), and Chief
                                                     Executive Officer
                                                     (2003-present) of INVESCO
                                                     Distributors, Inc. Formerly,
                                                     Chief Operating Officer
                                                     (2002-2003) and Senior Vice
                                                     President (1999-2002) of
                                                     INVESCO Funds Group, Inc. and
                                                     INVESCO Distributors, Inc.;
                                                     and Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1992-1998).

Richard W. Healey         Director                   Senior Vice President of         40              Director of INVESCO Funds
4350 South Monaco Street  (since 2000)               INVESCO Funds Group, Inc.;                       Group, Inc. and INVESCO
Denver, Colorado                                     Senior Vice President of                         Distributors, Inc.
                                                     INVESCO Distributors, Inc.
Age: 48                                              Formerly, Senior Vice
                                                     President of GT Global -
                                                     North America (1996-1998) and
                                                     The Boston Company
                                                     (1993-1996).

OTHER INFORMATION

UNAUDITED

                                                                                      NUMBER OF
                                                                                      FUNDS IN
                          POSITION(S) HELD WITH                                       FUND
                          COMPANY, TERM OF                                            COMPLEX         OTHER
                          OFFICE AND LENGTH          PRINCIPAL OCCUPATION(S)          OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE     OF TIME SERVED*            DURING PAST FIVE YEARS*          DIRECTOR        HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen A. Payne             Secretary                  Senior Vice President,
4350 South Monaco Street                             General Counsel and Secretary
Denver, Colorado                                     of INVESCO Funds Group, Inc.;
                                                     Senior Vice President,
Age: 55                                              Secretary and General Counsel
                                                     of INVESCO Distributors, Inc.
                                                     Formerly, Secretary of
                                                     INVESCO Global Health
                                                     Sciences Fund; General
                                                     Counsel of INVESCO Trust
                                                     Company (1989-1998); and
                                                     employee of a U.S. regulatory
                                                     agency, Washington, D.C.
                                                     (1973-1989).

Ronald L. Grooms          Chief Accounting           Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street  Officer, Chief             Treasurer of INVESCO Funds                       Group, Inc. and INVESCO
Denver, Colorado          Financial Officer          Group, Inc.; and Senior Vice                     Distributors, Inc.
                          and Treasurer              President and Treasurer of
Age: 56                                              INVESCO Distributors, Inc.
                                                     Formerly, Treasurer and
                                                     Principal Financial and
                                                     Accounting Officer of INVESCO
                                                     Global Health Sciences Fund;
                                                     and Senior Vice President and
                                                     Treasurer of INVESCO Trust
                                                     Company (1988-1998).

William J. Galvin, Jr.    Assistant Secretary        Senior Vice President and                        Director of INVESCO Funds
4350 South Monaco Street                             Assistant Secretary of                           Group, Inc. and INVESCO
Denver, Colorado                                     INVESCO Funds Group, Inc.;                       Distributors, Inc.
                                                     and Senior Vice President and
Age: 46                                              Assistant Secretary of
                                                     INVESCO Distributors, Inc.
                                                     Formerly, Trust Officer of
                                                     INVESCO Trust Company
                                                     (1995-1998).

Pamela J. Piro            Assistant Treasurer        Vice President and Assistant
4350 South Monaco Street                             Treasurer of INVESCO Funds
Denver, Colorado                                     Group, Inc.; and Assistant
                                                     Treasurer of INVESCO
Age: 42                                              Distributors, Inc. Formerly,
                                                     Assistant Vice President
                                                     (1996-1997).

Tane T. Tyler             Assistant Secretary        Vice President and Assistant
4350 South Monaco Street  (since 2002)               General Counsel of INVESCO
Denver, Colorado                                     Funds Group, Inc.

Age: 37

* Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

The Statement of Additional Information ("SAI") includes additional information about Fund directors and is available, without charge, upon request. To obtain a free copy of the current SAI, call 1-800-525-8085.

[INVESCO ICON] INVESCO(R)

1-800-525-8085
Personal Account Line: 1-800-424-8085
Advisor Services: 1-800-959-4246
invescofunds.com

INVESCO Distributors, Inc.,(SM)  Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

Effective 7/1/03, A I M Distributors, Inc. became the distributor of the retail INVESCO funds
11 Greenway Plaza, Suite 100 Houston, Texas 77046

This information must be preceded or accompanied by a current prospectus.

AMF    900472   7/03

                                                                    APPENDIX III

                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS *
          OF INVESCO TAX-FREE MONEY FUND INTO AIM TAX-EXEMPT CASH FUND
                                 MARCH 31, 2003
                                   (UNAUDITED)

             PAR (000)
-----------------------------------
 INVESCO       AIM         AIM
 TAX-FREE   TAX-EXEMPT  TAX-EXEMPT
MONEY FUND  CASH FUND   CASH FUND
                        PRO FORMA
                        COMBINING
-----------------------------------------------------------------------------------------------

                                                TAX-EXEMPT MUNICIPAL OBLIGATIONS--98.87%
                                    ALABAMA-18.43%

                                    Alabama (State of) Agricultural & Mechanical University;
                                    Series 1998 RB
$        -  $      250  $      250    5.00%, 11/01/03                                 (a)

                                    Birmingham (City of) Medical Clinic Board; VRD
                                    Series 1991 RB(LOC-AmSouth Bank)
     1,300       1,000       2,300    1.30%, 12/01/26                                 (b)(c)

                                    Birmingham (City of) Public Parks and
                                    Recreation Board (Childrens Zoo Project);
                                    VRD Series 2002 RB (LOC-AmSouth Bank)
         -       2,000       2,000    1.40%, 05/01/07                                 (b)(c)
                                    Huntsville (City of); Refunding Limited Tax
                                    Series 2002 F GO Wts.
         -         190         190    4.00%, 08/01/03

                                    Montgomery (City of) Industrial Development
                                    Board (Industrial Partners Project);
                                    Refunding VRD Series 1989 IDR (LOC-SunTrust Bank)
         -         835         835    1.25%, 01/01/07                                 (b)(c)
                                    Ridge (City of) Improvement District;
                                    Special Assessment VRD Series 2000 RB
                                    (LOC-AmSouth Bank)
         -       1,335       1,335    1.25%, 10/01/25                                 (b)(c)
                                    Tuscaloosa (City of) Educational Building
                                    Authority (Stillman College Project);
                                    Capital Improvement Refunding VRD
                                    Series 2002 A RB (LOC-AmSouth Bank)
         -      10,828      10,828    101.40%, 10/01/23                               (b)(c)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                    ALASKA-0.21%
                                    Anchorage (City of); Telecommunications Improvements
                                    Series 1993 RB
       200           -         200    5.50%, 05/01/03                                 (a)(d)(e)
================================================================================================
                                    COLORADO-1.17%
                                    Arapahoe (County of) East Cherry Creek Valley
                                    Water & Sanitation District; Series 2002 RB
         -         350         350    3.00%, 11/15/03                                 (a)
                                    Douglas (County of) School District; Refunding
                                    Unlimited Tax Series 1994 B GO
         -         200         200    5.65%, 12/15/03                                 (a)

                                    Englewood (City of) Industrial Development
                                    Authority (Safeway Inc. Project); Refunding
                                    Variable Rate Series 1993 IDR
                                    (LOC-Bankers Trust Co.)
         -         565         565    1.45%, 06/01/03                                 (b)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                    DELAWARE-0.40%
                                    Delaware (State of) Transportation Authority;
                                    Motor Fuel Tax Series 1986 RB
         -         380         380    7.75%, 07/01/03                                 (d)
================================================================================================

                                    DISTRICT OF COLUMBIA-0.48%
                                    District of Columbia; Unlimited Tax Series
                                    1994 B GO
         -         200         200    5.60%, 06/01/03                                 (d)(e)
                                     Washington DC Metropolitan Area Transit Authority;
                                    Refunding Series 1993 RB
         -         250         250    4.80%, 01/01/04                                 (a)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                    FLORIDA-1.21%
                                    Hillsborough (County of) (Unincorporated Area
                                    Parks and Recreation Program); Refunding Unlimited
                                    Tax Series 2002 GO
         -         425         425    2.00%, 07/01/03                                 (a)
                                    Lee (County of) School Board; COP Series 1993
       200           -         200    5.00%, 08/01/03                                 (a)(d)(e)
                                    South Indian River Water Control District (Section
                                    15 Egret Landing-Phase I); Special Assessment Tax
                                    Series 1993 GO
       150         350         500    7.50%, 11/01/03                                 (d) (e)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

                                                                        MARKET VALUE
                                                           -------------------------------------
                                                             INVESCO       AIM          AIM
                                                             TAX-FREE   TAX-EXEMPT   TAX-EXEMPT
                                                            MONEY FUND  CASH FUND     CASH FUND
                                                                                      PRO FORMA
                                                                                      COMBINING
------------------------------------------------------------------------------------------------

            TAX-EXEMPT MUNICIPAL OBLIGATIONS--98.87%
ALABAMA-18.43%

Alabama (State of) Agricultural & Mechanical University;
Series 1998 RB
  5.00%, 11/01/03                                 (a)       $        -  $   255,578  $   255,578

Birmingham (City of) Medical Clinic Board; VRD
Series 1991 RB(LOC-AmSouth Bank)
  1.30%, 12/01/26                                 (b)(c)     1,300,000    1,000,000    2,300,000

Birmingham (City of) Public Parks and
Recreation Board (Childrens Zoo Project);
VRD Series 2002 RB (LOC-AmSouth Bank)
  1.40%, 05/01/07                                 (b)(c)             -    2,000,000    2,000,000
Huntsville (City of); Refunding Limited Tax
Series 2002 F GO Wts.
  4.00%, 08/01/03                                                    -      191,571      191,571

Montgomery (City of) Industrial Development
Board (Industrial Partners Project);
Refunding VRD Series 1989 IDR (LOC-SunTrust Bank)
  1.25%, 01/01/07                                 (b)(c)             -      835,000      835,000
Ridge (City of) Improvement District;
Special Assessment VRD Series 2000 RB
(LOC-AmSouth Bank)
  1.25%, 10/01/25                                 (b)(c)             -    1,335,000    1,335,000
Tuscaloosa (City of) Educational Building
Authority (Stillman College Project);
Capital Improvement Refunding VRD
Series 2002 A RB (LOC-AmSouth Bank)
  101.40%, 10/01/23                               (b)(c)             -   10,828,000   10,828,000
================================================================================================
                                                             1,300,000   16,445,149   17,745,149
================================================================================================

ALASKA-0.21%
Anchorage (City of); Telecommunications Improvements
Series 1993 RB
  5.50%, 05/01/03                                 (a)(d)(e)    204,743            -      204,743
================================================================================================
COLORADO-1.17%
Arapahoe (County of) East Cherry Creek Valley
Water & Sanitation District; Series 2002 RB
  3.00%, 11/15/03                                 (a)                -      354,133      354,133
Douglas (County of) School District; Refunding
Unlimited Tax Series 1994 B GO
  5.65%, 12/15/03                                 (a)                -      205,801      205,801

Englewood (City of) Industrial Development
Authority (Safeway Inc. Project); Refunding
Variable Rate Series 1993 IDR
(LOC-Bankers Trust Co.)
  1.45%, 06/01/03                                 (b)                -      565,000      565,000
================================================================================================
                                                                     -    1,124,934    1,124,934
================================================================================================

DELAWARE-0.40%
Delaware (State of) Transportation Authority;
Motor Fuel Tax Series 1986 RB
  7.75%, 07/01/03                                 (d)                -      386,239      386,239
================================================================================================

DISTRICT OF COLUMBIA-0.48%
District of Columbia; Unlimited Tax Series
1994 B GO
  5.60%, 06/01/03                                 (d)(e)             -      201,341      201,341
 Washington DC Metropolitan Area Transit Authority;
Refunding Series 1993 RB
  4.80%, 01/01/04                                 (a)                -      256,775      256,775
================================================================================================
                                                                     -      458,116      458,116
================================================================================================

FLORIDA-1.21%
Hillsborough (County of) (Unincorporated Area
Parks and Recreation Program); Refunding Unlimited
Tax Series 2002 GO
  2.00%, 07/01/03                                 (a)                -      425,682      425,682
Lee (County of) School Board; COP Series 1993
  5.00%, 08/01/03                                 (a)(d)(e)    206,599            -      206,599
South Indian River Water Control District (Section
15 Egret Landing-Phase I); Special Assessment Tax
Series 1993 GO
  7.50%, 11/01/03                                 (d) (e)      158,578      370,016      528,594
================================================================================================
                                                               365,177      795,698    1,160,875
================================================================================================

             PAR (000)
-----------------------------------
 INVESCO       AIM         AIM
 TAX-FREE   TAX-EXEMPT  TAX-EXEMPT
MONEY FUND  CASH FUND   CASH FUND
                        PRO FORMA
                        COMBINING
-----------------------------------------------------------------------------------------------

                                    GEORGIA-0.68%
                                    Floyd (County of) Development Authority (Shorter
                                    College Project); VRD Series 1998
                                    (LOC-SunTrust Bank)
$      500  $        -  $      500    1.30%, 06/01/17                                 (b)(c)
                                    Newman (City of) Hospital Authority;
                                    TRAN Series 2002
       150           -         150    2.50%, 01/01/04
===============================================================================================

===============================================================================================

                                    ILLINOIS-5.37%
                                    Cook (County of) School District No. 081;
                                    Refunding Unlimited Tax Series 2002 GO
       115           -         115    2.00%, 12/01/03                                 (a)(d)
                                    First Union Merlots (State of Illinois); VRD
                                    Unlimited Tax Series 2001 A124 GO
         -       1,400       1,400    1.26%, 11/01/26                                 (c)(f)(g)
                                    Hoffman Estates (Economic Development Project
                                    Area); Tax Increment Series 1997 RB
       250           -         250    5.00%, 11/15/03                                 (a)
                                    Illinois (State of); Unlimited Tax Series 1995 GO
         -         150         150    5.13%, 12/01/03                                 (a)
                                    Illinois (State of); Unlimited Tax Series 2000 1 GO
         -         260         260    5.50%, 12/01/03
                                    Illinois (State of) Development Financing
                                    Authority; VRD Series 1986 (LOC-LaSalle National
                                    Bank)
       765           -         765    1.15%, 12/01/16                                 (b)(h)

                                    Illinois (State of) Development Financing Authority
                                    (Kindlon Partners Project); VRD Series 1991 IDR
                                    (LOC-LaSalle National Bank)
       300           -         300    1.25%, 05/01/06                                 (b)(c)
                                    Kane Cook & Du Page (Counties of) School District
                                    No. 46; Refunding Unlimited Tax Series 2003 A GO
       200           -         200    2.00%, 01/01/04                                 (a)
                                    Kankakee (City of); Refunding Sewer Series 1991 RB
       250         250         500    7.00%, 05/01/03                                 (d)(e)
                                    Northwest Water Commission of Cook & Lake Counties;
                                    Refunding Series 2003 RB
         -         150         150    2.00%, 05/01/03                                 (a)
                                    Peoria (City of) Health Care Facility (Easter Seal
                                    Center Inc. Project); VRD Series 1997 RB
                                    (LOC-Bank One Peoria)
     1,050           -       1,050    1.27%, 05/01/07                                 (b)(c)
===============================================================================================

===============================================================================================

                                    INDIANA-1.15%
                                    Newton (County of) (Intec Group Inc. Project); VRD
                                    Series 1995 IDR (LOC-LaSalle National Bank)
       500           -         500    1.25%, 09/01/10                                 (b)(c)
                                    Purdue University (Student Fee); Refunding
                                    University & College Improvement Series 2002 R RB
       200         400         600    4.00%, 07/01/03
===============================================================================================

===============================================================================================
                                    IOWA-2.22%
                                    Algona (City of) (George A Hormel & Co. Project);
                                    VRD Series 1985 IDR (LOC-U.S. Bank N.A.)
         -         200         200    1.30%, 05/01/05                                 (b)(c)

                                    Iowa (State of) Financing Authority (YMCA Project);
                                    Economic Development VRD Series 2000 RB
                                    (LOC-Wells Fargo Bank N.A.)
     1,000           -       1,000    1.20%, 06/01/10                                 (b)(c)
                                    Iowa (State of)
                                    Higher Education Authority (Grand View Project);
                                    VRD Series 2000 RB (LOC-Firstar Bank N.A.)
       935           -         935    1.25%, 10/01/25                                 (b)(i)
===============================================================================================

===============================================================================================

                                    KANSAS-0.88%
                                    Olathe (City of); Unlimited Tax Series 2001 198 GO
         -         300         300    4.25%, 04/01/03

                                    Wyandotte (County of)-Kansas City (City of)
                                    Unified Government; Unlimited Tax Series 2002 A GO
       300         250         550    2.00%, 08/01/03                                 (a)
===============================================================================================

===============================================================================================

                                    KENTUCKY-0.88%
                                    Kentucky (State of) Asset Liability Commission;
                                    Series 2002 A TRAN
       250         600         850    2.75%, 06/26/03

                                                                        MARKET VALUE
                                                           -------------------------------------
                                                             INVESCO       AIM          AIM
                                                             TAX-FREE   TAX-EXEMPT   TAX-EXEMPT
                                                            MONEY FUND  CASH FUND     CASH FUND
                                                                                      PRO FORMA
                                                                                      COMBINING
------------------------------------------------------------------------------------------------

GEORGIA-0.68%
Floyd (County of) Development Authority (Shorter
College Project); VRD Series 1998
(LOC-SunTrust Bank)
  1.30%, 06/01/17                                 (b)(c)    $  500,000  $         -  $   500,000
Newman (City of) Hospital Authority;
TRAN Series 2002
  2.50%, 01/01/04                                              151,350            -      151,350
================================================================================================
                                                               651,350            -      651,350
================================================================================================

ILLINOIS-5.37%
Cook (County of) School District No. 081;
Refunding Unlimited Tax Series 2002 GO
  2.00%, 12/01/03                                 (a)(d)       115,281            -      115,281
First Union Merlots (State of Illinois); VRD
Unlimited Tax Series 2001 A124 GO
  1.26%, 11/01/26                                 (c)(f)(g)          -    1,400,000    1,400,000
Hoffman Estates (Economic Development Project
Area); Tax Increment Series 1997 RB
  5.00%, 11/15/03                                 (a)          256,042           -       256,042
Illinois (State of); Unlimited Tax Series 1995 GO
  5.13%, 12/01/03                                 (a)                -      153,696      153,696
Illinois (State of); Unlimited Tax Series 2000 1 GO
  5.50%, 12/01/03                                                    -      267,052      267,052
Illinois (State of) Development Financing
Authority; VRD Series 1986 (LOC-LaSalle National
Bank)
  1.15%, 12/01/16                                 (b)(h)       765,000            -      765,000

Illinois (State of) Development Financing Authority
(Kindlon Partners Project); VRD Series 1991 IDR
(LOC-LaSalle National Bank)
  1.25%, 05/01/06                                 (b)(c)       300,000            -      300,000
Kane Cook & Du Page (Counties of) School District
No. 46; Refunding Unlimited Tax Series 2003 A GO
  2.00%, 01/01/04                                 (a)          201,334            -      201,334
Kankakee (City of); Refunding Sewer Series 1991 RB
  7.00%, 05/01/03                                 (d)(e)       256,177      256,177      512,354
Northwest Water Commission of Cook & Lake Counties;
Refunding Series 2003 RB
  2.00%, 05/01/03                                 (a)                -      150,100      150,100
Peoria (City of) Health Care Facility (Easter Seal
Center Inc. Project); VRD Series 1997 RB
(LOC-Bank One Peoria)
  1.27%, 05/01/07                                 (b)(c)     1,050,000            -    1,050,000
================================================================================================
                                                             2,943,834    2,227,025    5,170,859
================================================================================================

INDIANA-1.15%
Newton (County of) (Intec Group Inc. Project); VRD
Series 1995 IDR (LOC-LaSalle National Bank)
  1.25%, 09/01/10                                 (b)(c)       500,000            -      500,000
Purdue University (Student Fee); Refunding
University & College Improvement Series 2002 R RB
  4.00%, 07/01/03                                              201,150      402,301      603,451
================================================================================================
                                                               701,150      402,301    1,103,451
================================================================================================
IOWA-2.22%
Algona (City of) (George A Hormel & Co. Project);
VRD Series 1985 IDR (LOC-U.S. Bank N.A.)
  1.30%, 05/01/05                                 (b)(c)             -      200,000      200,000

Iowa (State of) Financing Authority (YMCA Project);
Economic Development VRD Series 2000 RB
(LOC-Wells Fargo Bank N.A.)
  1.20%, 06/01/10                                 (b)(c)     1,000,000            -    1,000,000
Iowa (State of)
Higher Education Authority (Grand View Project);
VRD Series 2000 RB (LOC-Firstar Bank N.A.)
  1.25%, 10/01/25                                 (b)(i)       935,000            -      935,000
================================================================================================
                                                             1,935,000      200,000    2,135,000
================================================================================================

KANSAS-0.88%
Olathe (City of); Unlimited Tax Series 2001 198 GO
  4.25%, 04/01/03                                                    -      300,000      300,000

Wyandotte (County of)-Kansas City (City of)
Unified Government; Unlimited Tax Series 2002 A GO
  2.00%, 08/01/03                                 (a)          300,494      250,412      550,906
================================================================================================
                                                               300,494      550,412      850,906
================================================================================================

KENTUCKY-0.88%
Kentucky (State of) Asset Liability Commission;
Series 2002 A TRAN
  2.75%, 06/26/03                                              250,632      601,518      852,150

             PAR (000)
-----------------------------------
 INVESCO       AIM         AIM
 TAX-FREE   TAX-EXEMPT  TAX-EXEMPT
MONEY FUND  CASH FUND   CASH FUND
                        PRO FORMA
                        COMBINING
-----------------------------------------------------------------------------------------------

                                    LOUISIANA-1.00%
                                    Mississippi River Bridge Authority (Crescent City
                                    Connection); Refunding Series 2002 RB
$        -  $      400  $      400    2.00%, 11/01/03                                 (a)
                                    St. John the Baptist Parish (Louisiana Sales Tax
                                    District); Refunding Public Improvement
                                    Series 1999 ST RB
         -         550         550    4.38%, 12/01/03
===============================================================================================

===============================================================================================

                                    MARYLAND-6.96%
                                    Baltimore (City of); Refunding Construction Public
                                    Improvement Unlimited Tax Series 1995 A GO
       275         500         775    7.38%, 10/15/03                                 (a)

                                    Baltimore (County of) (Blue Circle Inc. Project);
                                    Refunding Economic Development VRD Series 1992 RB
                                    (LOC-Danske Bank A/S)
         -       2,900       2,900    1.25%, 12/01/17                                 (b)(c)
                                    Frederick (County of) Retirement Community
                                    (Buckinghams Choice); VRD Series 1997 C RB
                                    (LOC-Branch Banking & Trust)
     2,500           -       2,500    1.20%, 01/01/27                                 (b)(c)
                                    Howard (County of)(Owen Brown Joint Venture);
                                    Refunding VRD Series 1990 RB (LOC-Bank of
                                    America N.A.)
         -         500         500    1.10%, 05/01/11                                 (b)(h)
===============================================================================================

===============================================================================================

                                    MICHIGAN-3.87%
                                    Lowell (City of) Electric Supply System; Series
                                    2002 RB
       130           -         130    3.00%, 08/01/03                                 (a)
                                    Muskegon (City of); Refunding Limited Tax Series
                                    2002 GO
       150           -         150    2.00%, 06/01/03
                                    Oakland (County of) Economic Development Corp.
                                    (Rochester College Project); VRD Limited Tax
                                    Obligation Series 2001 RB (LOC-Bank One Michigan)
         -       2,939       2,939    1.25%, 08/01/21                                 (b)(c)
                                    Troy (City of) (Public Safety Facilities & City
                                    Hall); Unlimited Tax Series 2003 GO
         -         500         500    2.50%, 10/01/03
===============================================================================================

===============================================================================================

                                    MISSISSIPPI-0.52%
                                    Jackson (County of); Refunding Unlimited Tax
                                    Series 2002 GO
         -         500         500    2.00%, 12/01/03                                 (a)
================================================================================================

                                    MISSOURI-0.37%
                                    Southeast University Housing System; Refunding
                                    Series 1993 RB
       350           -         350    5.88%, 04/01/03                                 (d)(e)
================================================================================================

                                    NEVADA-0.99%
                                    Churchill (County of) School District (Permanent
                                    School Fund Guarantee Program); Refunding Limited
                                    Tax Series 2001 GO (CEP-Nevada Permanent School
                                    Fund)
         -         500         500    3.00%, 05/01/03
                                    Clark (County of) School District; Limited Tax
                                    Series 2001 A GO
       200           -         200    5.00%, 06/15/03
                                    Clark (County of) School District; Limited Tax
                                    Series 2001 F GO
         -         250         250    5.00%, 06/15/03                                 (a)
===============================================================================================

===============================================================================================

                                    NEW JERSEY-0.84%
                                    Gloucester (County of); Unlimited Tax Series
                                    2001 GO
       400         400         800    4.50%, 07/01/03                                 (a)
===============================================================================================

                                    NEW MEXICO-4.61%
                                    Albuquerque (City of) (Joint Water & Sewer System);
                                    Refunding Series 2000 A RB
         -         375         375    5.00%, 07/01/03                                 (a)

                                    New Mexico (State of) Hospital Equipment Loan
                                    Council (Dialysis Clinic Inc. Project); VRD Series
                                    2000 RB (LOC-SunTrust Bank)
     1,120       2,490       3,610    1.30%, 07/01/25                                 (b)(c)

                                    Silver City (City of); VRD Series 1995 A RB
                                    (LOC-LaSalle National Bank)
         -         450         450    1.35%, 11/15/10                                 (b)(c)
===============================================================================================

===============================================================================================

                                                                        MARKET VALUE
                                                           -------------------------------------
                                                             INVESCO       AIM          AIM
                                                             TAX-FREE   TAX-EXEMPT   TAX-EXEMPT
                                                            MONEY FUND  CASH FUND     CASH FUND
                                                                                      PRO FORMA
                                                                                      COMBINING
------------------------------------------------------------------------------------------------

LOUISIANA-1.00%
Mississippi River Bridge Authority (Crescent City
Connection); Refunding Series 2002 RB
  2.00%, 11/01/03                                 (a)       $        -  $   401,039  $   401,039
St. John the Baptist Parish (Louisiana Sales Tax
District); Refunding Public Improvement
Series 1999 ST RB
  4.38%, 12/01/03                                                    -      561,661      561,661
================================================================================================
                                                                     -      962,700      962,700
================================================================================================

MARYLAND-6.96%
Baltimore (City of); Refunding Construction Public
Improvement Unlimited Tax Series 1995 A GO
  7.38%, 10/15/03                                 (a)          284,332      516,967      801,299

Baltimore (County of) (Blue Circle Inc. Project);
Refunding Economic Development VRD Series 1992 RB
(LOC-Danske Bank A/S)
  1.25%, 12/01/17                                 (b)(c)             -    2,900,000    2,900,000
Frederick (County of) Retirement Community
(Buckinghams Choice); VRD Series 1997 C RB
(LOC-Branch Banking & Trust)
  1.20%, 01/01/27                                 (b)(c)     2,500,000            -    2,500,000
Howard (County of)(Owen Brown Joint Venture);
Refunding VRD Series 1990 RB (LOC-Bank of
America N.A.)
  1.10%, 05/01/11                                 (b)(h)             -      500,000      500,000
================================================================================================
                                                             2,784,332    3,916,967    6,701,299
================================================================================================

MICHIGAN-3.87%
Lowell (City of) Electric Supply System; Series
2002 RB
  3.00%, 08/01/03                                 (a)          130,643            -      130,643
Muskegon (City of); Refunding Limited Tax Series
2002 GO
  2.00%, 06/01/03                                              150,149            -      150,149
Oakland (County of) Economic Development Corp.
(Rochester College Project); VRD Limited Tax
Obligation Series 2001 RB (LOC-Bank One Michigan)
  1.25%, 08/01/21                                 (b)(c)             -    2,939,000    2,939,000
Troy (City of) (Public Safety Facilities & City
Hall); Unlimited Tax Series 2003 GO
  2.50%, 10/01/03                                                    -      503,501      503,501
================================================================================================
                                                               280,792    3,442,501    3,723,293
================================================================================================

MISSISSIPPI-0.52%
Jackson (County of); Refunding Unlimited Tax
Series 2002 GO
  2.00%, 12/01/03                                 (a)                -      502,479      502,479
================================================================================================

MISSOURI-0.37%
Southeast University Housing System; Refunding
Series 1993 RB
  5.88%, 04/01/03                                 (d)(e)       357,000            -      357,000
================================================================================================

NEVADA-0.99%
Churchill (County of) School District (Permanent
School Fund Guarantee Program); Refunding Limited
Tax Series 2001 GO (CEP-Nevada Permanent School
Fund)
  3.00%, 05/01/03                                                    -      500,528      500,528
Clark (County of) School District; Limited Tax
Series 2001 A GO
  5.00%, 06/15/03                                              201,478            -      201,478
Clark (County of) School District; Limited Tax
Series 2001 F GO
  5.00%, 06/15/03                                 (a)                -      251,775      251,775
================================================================================================
                                                               201,478      752,303      953,781
================================================================================================

NEW JERSEY-0.84%
Gloucester (County of); Unlimited Tax Series
2001 GO
  4.50%, 07/01/03                                 (a)          403,006      403,006      806,012
================================================================================================

NEW MEXICO-4.61%
Albuquerque (City of) (Joint Water & Sewer System);
Refunding Series 2000 A RB
  5.00%, 07/01/03                                 (a)                -      378,447      378,447

New Mexico (State of) Hospital Equipment Loan
Council (Dialysis Clinic Inc. Project); VRD Series
2000 RB (LOC-SunTrust Bank)
  1.30%, 07/01/25                                 (b)(c)     1,120,000    2,490,000    3,610,000

Silver City (City of); VRD Series 1995 A RB
(LOC-LaSalle National Bank)
  1.35%, 11/15/10                                 (b)(c)             -      450,000      450,000
================================================================================================
                                                             1,120,000    3,318,447    4,438,447
================================================================================================

             PAR (000)
-----------------------------------
 INVESCO       AIM         AIM
 TAX-FREE   TAX-EXEMPT  TAX-EXEMPT
MONEY FUND  CASH FUND   CASH FUND
                        PRO FORMA
                        COMBINING
-----------------------------------------------------------------------------------------------
                                    NEW YORK-0.16%
                                    Westchester (County of); Unlimited Tax Series 1991
                                    B GO
$      150  $        -  $      150    5.75%, 09/15/03                                 (d)
===============================================================================================

                                    NORTH CAROLINA-2.40%
                                    Carteret (County of) Industrial Facilities &
                                    Pollution Control Financing Authority (Texas Gulf
                                    Inc. Project); VRD Series 1985 RB (LOC-BNP Paribas)
     2,000           -       2,000    1.33%, 10/01/05                                 (b)(c)
                                    Charlotte (City of) Mecklenberg Hospital Authority;
                                    Series 2003 A RB
       150           -         150    2.00%, 01/15/04

                                    North Carolina (State of) Eastern Municipal Power
                                    Agency; Refunding Series 1996 A RB
       150          -          150    5.50%, 01/01/04                                 (b)
===============================================================================================

===============================================================================================

                                    NORTH DAKOTA-4.24%
                                    Fargo (City of) (Cass Oil Co. Project); VRD Series
                                    1984 RB (LOC-US Bank N.A.)
         -       3,600       3,600    1.30%, 12/01/14                                 (b)(c)

                                    Fargo (City of); Refunding Unlimited Tax Series
                                    1994 B GO
         -         485         485    6.40%, 05/01/03                                 (d)(e)
===============================================================================================

===============================================================================================

                                    OHIO-0.52%
                                    Allen (County of) Economic Development (Young Mens
                                    Christian Association); Series 1998 RB
                                    (LOC-National City Bank)
         -         500         500    4.60%, 04/15/03                                 (b)(e)
===============================================================================================

                                    OKLAHOMA-5.30%
                                    Muskogee (City of) Industrial Trust (Muskogee Mall
                                    Ltd. Special Project); VRD Series 1985 RB
                                    (LOC-Boatmen's National Bank)
         -       5,100       5,100    1.35%, 12/01/15                                 (b)(c)
===============================================================================================

                                    OREGON-0.34%
                                    Central Linclon Ore Peoples; Utility District
                                    Electric Refunding Series 2002 RB
       330           -         330    2.00%, 12/01/03                                 (b)
===============================================================================================

                                    PENNSYLVANIA-2.10%
                                    Canon McMillan School District; Unlimited Tax
                                    Series 2002 C GO
       250           -         250    2.00%, 09/01/03                                 (a)
                                    Canon McMillan School District; Unlimited Tax
                                    Series 2002 D GO
         -         260         260     2.00%, 09/01/03                                (a)
                                    Lampeter Strasburg School District; Unlimited Tax
                                    Series 2003 GO
       295           -         295    2.00%, 04/01/03                                 (b)
                                    Lancaster (City of); Unlimited Tax Series 1998
                                    A GO
         -         200         200    3.70%, 05/01/03                                 (a)
                                    Pennsylvania (State of); Refunding Unlimited Tax
                                    Series 1997 GO
       200           -         200    5.13%, 09/15/03                                 (a)

                                    Pennsylvania (State of) Infrastructure Investment
                                    Authority (Rmkt); Series 1991 A RB
       190           -         190    5.90%, 09/01/03                                 (d)(e)

                                    Pennsylvania (State of) Infrastructure Investment
                                    Authority; Series 1991 A RB
       200         200         400    5.90%, 09/01/03                                 (d)(e)

                                    Philadelphia (City of); Refunding Unlimited Tax
                                    Series 1993 A GO
         -        200          200    5.13%, 05/15/03                                 (a)
===============================================================================================

===============================================================================================

                                    SOUTH CAROLINA-0.47%
                                    Anderson (County of) (Belton Inds Project);
                                    VRD Series 1991 A (LOC-Bank of America N.A.)
       100           -         100    1.30%, 07/01/04                                 (b)(c)
                                    Greenville (County of) (Technical College);
                                    Refunding Unlimited Tax Series 2002 GO
       200           -         200    3.50%, 04/01/03
                                    Rock Hill (City of) Utility System; Refunding
                                    Series 2003 RB
       150           -         150    2.00%, 01/01/04                                 (a)
===============================================================================================

===============================================================================================


                                                                        MARKET VALUE
                                                           -------------------------------------
                                                             INVESCO       AIM          AIM
                                                             TAX-FREE   TAX-EXEMPT   TAX-EXEMPT
                                                            MONEY FUND  CASH FUND     CASH FUND
                                                                                      PRO FORMA
                                                                                      COMBINING
------------------------------------------------------------------------------------------------
NEW YORK-0.16%
Westchester (County of); Unlimited Tax Series 1991
B GO
  5.75%, 09/15/03                                 (d)       $  153,218  $      -     $   153,218
================================================================================================

NORTH CAROLINA-2.40%
Carteret (County of) Industrial Facilities &
Pollution Control Financing Authority (Texas Gulf
Inc. Project); VRD Series 1985 RB (LOC-BNP Paribas)
  1.33%, 10/01/05                                 (b)(c)     2,000,000            -    2,000,000
Charlotte (City of) Mecklenberg Hospital Authority;
Series 2003 A RB
  2.00%, 01/15/04                                              150,917            -      150,917

North Carolina (State of) Eastern Municipal Power
Agency; Refunding Series 1996 A RB
  5.50%, 01/01/04                                 (b)          154,286            -      154,286
================================================================================================
                                                             2,305,203            -    2,305,203
================================================================================================

NORTH DAKOTA-4.24%
Fargo (City of) (Cass Oil Co. Project); VRD Series
1984 RB (LOC-US Bank N.A.)
  1.30%, 12/01/14                                 (b)(c)             -    3,600,000    3,600,000

Fargo (City of); Refunding Unlimited Tax Series
1994 B GO
  6.40%, 05/01/03                                 (d)(e)             -      487,092      487,092
================================================================================================
                                                                     -    4,087,092    4,087,092
================================================================================================

OHIO-0.52%
Allen (County of) Economic Development (Young Mens
Christian Association); Series 1998 RB
(LOC-National City Bank)
  4.60%, 04/15/03                                 (b)(e)             -      500,520      500,520
================================================================================================

OKLAHOMA-5.30%
Muskogee (City of) Industrial Trust (Muskogee Mall
Ltd. Special Project); VRD Series 1985 RB
(LOC-Boatmen's National Bank)
  1.35%, 12/01/15                                 (b)(c)             -    5,100,000    5,100,000
================================================================================================

OREGON-0.34%
Central Linclon Ore Peoples; Utility District
Electric Refunding Series 2002 RB
  2.00%, 12/01/03                                 (b)          331,090            -      331,090
================================================================================================

PENNSYLVANIA-2.10%
Canon McMillan School District; Unlimited Tax
Series 2002 C GO
  2.00%, 09/01/03                                 (a)          250,464            -      250,464
Canon McMillan School District; Unlimited Tax
Series 2002 D GO
   2.00%, 09/01/03                                (a)                -      260,483      260,483
Lampeter Strasburg School District; Unlimited Tax
Series 2003 GO
  2.00%, 04/01/03                                 (b)          295,000            -      295,000
Lancaster (City of); Unlimited Tax Series 1998
A GO
  3.70%, 05/01/03                                 (a)                -      200,318      200,318
Pennsylvania (State of); Refunding Unlimited Tax
Series 1997 GO
  5.13%, 09/15/03                                 (a)          203,616            -      203,616

Pennsylvania (State of) Infrastructure Investment
Authority (Rmkt); Series 1991 A RB
  5.90%, 09/01/03                                 (d)(e)       197,110            -      197,110

Pennsylvania (State of) Infrastructure Investment
Authority; Series 1991 A RB
  5.90%, 09/01/03                                 (d)(e)       207,398      207,398      414,796

Philadelphia (City of); Refunding Unlimited Tax
Series 1993 A GO
  5.13%, 05/15/03                                 (a)                -      200,809      200,809
================================================================================================
                                                             1,153,588      869,008    2,022,596
================================================================================================

SOUTH CAROLINA-0.47%
Anderson (County of) (Belton Inds Project);
VRD Series 1991 A (LOC-Bank of America N.A.)
  1.30%, 07/01/04                                 (b)(c)       100,000            -      100,000
Greenville (County of) (Technical College);
Refunding Unlimited Tax Series 2002 GO
  3.50%, 04/01/03                                              200,000            -      200,000
Rock Hill (City of) Utility System; Refunding
Series 2003 RB
  2.00%, 01/01/04                                 (a)          150,782            -      150,782
================================================================================================
                                                               450,782            -      450,782
================================================================================================

             PAR (000)
-----------------------------------
 INVESCO       AIM         AIM
 TAX-FREE   TAX-EXEMPT  TAX-EXEMPT
MONEY FUND  CASH FUND   CASH FUND
                        PRO FORMA
                        COMBINING
-----------------------------------------------------------------------------------------------
                                    TENNESSEE-8.24%

                                    Hamilton (County of) Industrial Development Board
                                    (Trade Center Hotel Associates); Refunding VRD
                                    Series 1998 A IDR (LOC-Mellon Bank N.A.)
$    1,400  $      438  $    1,838    1.25%, 09/01/16                                 (b)(c)

                                    Hamilton (County of) Industrial Development Board
                                    (Trade Center Hotel Associates); Refunding VRD
                                    Series 1998 C IDR (LOC-Mellon Bank N.A.)
     1,797         800       2,597    1.25%, 09/01/16                                 (b)(c)

                                    Hawkins (County of) Industrial Development Board
                                    (Leggett & Platt Inc.); Refunding VRD Series 1988
                                    B RB (LOC-Wachovia Bank)
     1,450           -       1,450    1.35%, 10/01/27                                 (b)(c)
                                    Shelby (County of); Unlimited Tax Series 1995 A GO
         -         540         540    5.50%, 04/01/03                                 (d)(e)
                                    Tullahoma (City of) Industrial Development Board
                                    (Marine Master Project); VRD Series 2002 RB
                                    (LOC-AmSouth Bank)
     1,500           -       1,500    1.50%, 10/01/17                                 (b)(c)
===============================================================================================

===============================================================================================

                                    TEXAS-12.54%
                                    Amarillo (City of) Health Facilities Corp. (ACES-
                                    Panhandle Pooled Health Care);  VRD Series 1985 RB
                                    (LOC-BNP Paribas)
         -       5,898       5,898    1.40%, 05/31/25                                 (b)(c)
                                    Austin (City of) Electric Utility System;
                                    Refunding Series 2002 A RB
         -         450         450    4.00%, 11/15/03                                 (a)
                                    Cedar Hill (City of); Refunding Limited Tax Series
                                    2003 GO
         -         545         545    2.00%, 02/15/04                                 (a)
                                    Corpus Christi (City of) (Hotel Occupancy);
                                    Limited Tax Series 2002 GO
       200           -         200    1.40%, 09/01/03                                 (a)
                                    Dallas (City of); Refunding & Improvement Limited
                                    Tax Series 1998 GO
         -         255         255    4.00%, 02/15/04
                                    Donna Independent School District; Unlimited Tax
                                    Series 1998 GO (CEP-Texas Permanent School Fund)
       200           -         200    5.00%, 02/15/04
                                    El Paso Independent School District; Refunding
                                    Unlimited Tax Series 2002 GO (CEP-Texas Permanent
                                    School Fund)
         -         185         185    5.00%, 08/15/03

                                    Grapevine-Colleyville Independent School District;
                                    Refunding Unlimited Tax Series 1995 GO (CEP-Texas
                                    Permanent School Fund)
       335           -         335    5.25%, 08/15/03
                                    Mansfield (City of); Water & Sewer Series 2002 RB
         -         340         340    2.50%, 08/01/03                                 (a)
                                    North East Independent School District; Unlimited
                                    Tax Series 1999 GO (CEP-Texas Permanent School Fund)
       100         600         700    6.50%, 10/01/03
                                    Northside Independent School District; Unlimited
                                    Tax Series 2001 A GO (CEP-Texas Permanent School Fund)
       200         400         600    2.00%, 08/01/03
                                    Round Rock Independent School District; Unlimited
                                    Tax Series 1998 GO (CEP-Texas Permanent School Fund)
         -         200         200    6.50%, 08/01/03
                                    Texas (State of) (Parks and Wildlife Dept. Project);
                                    Refunding Unlimited Tax Series 1998 C GO
         -         250         250    4.75%, 10/01/03
                                    Texas (State of); Series 2002 TRAN
       600         700       1,300    2.75%, 08/29/03
                                    Texas A&M University; Refunding Series 1997 RB
       300           -         300    4.55%, 05/15/03

                                    Trinity River Industrial Development Authority
                                    (Radiation Sterilizers); VRD Series 1985 A IDR
                                    (LOC-American National Bank)
         -         250         250     1.20%, 11/01/05                                (b)(h)
===============================================================================================

===============================================================================================

                                    UTAH-0.57%
                                    Box Elder (County of) School District; Unlimited
                                    Tax Series 1993 GO
         -         250         250     5.15%, 06/15/03                                (d)(e)
                                    Trementon (City of) (La-Z-Boy Chair Co. Project);
                                    VRD Series 1990 IDR (LOC-Bank One Chicago N.A.)
       300           -         300    1.25%, 06/01/26                                 (b)(c)
===============================================================================================

===============================================================================================


                                                                        MARKET VALUE
                                                           -------------------------------------
                                                             INVESCO       AIM          AIM
                                                             TAX-FREE   TAX-EXEMPT   TAX-EXEMPT
                                                            MONEY FUND  CASH FUND     CASH FUND
                                                                                      PRO FORMA
                                                                                      COMBINING
------------------------------------------------------------------------------------------------
TENNESSEE-8.24%

Hamilton (County of) Industrial Development Board
(Trade Center Hotel Associates); Refunding VRD
Series 1998 A IDR (LOC-Mellon Bank N.A.)
  1.25%, 09/01/16                                 (b)(c)    $1,400,000  $   437,750  $ 1,837,750

Hamilton (County of) Industrial Development Board
(Trade Center Hotel Associates); Refunding VRD
Series 1998 C IDR (LOC-Mellon Bank N.A.)
  1.25%, 09/01/16                                 (b)(c)     1,797,250      800,000    2,597,250

Hawkins (County of) Industrial Development Board
(Leggett & Platt Inc.); Refunding VRD Series 1988
B RB (LOC-Wachovia Bank)
  1.35%, 10/01/27                                 (b)(c)     1,450,000            -    1,450,000
Shelby (County of); Unlimited Tax Series 1995 A GO
  5.50%, 04/01/03                                 (d)(e)             -      550,800      550,800
Tullahoma (City of) Industrial Development Board
(Marine Master Project); VRD Series 2002 RB
(LOC-AmSouth Bank)
  1.50%, 10/01/17                                 (b)(c)     1,500,000            -    1,500,000
================================================================================================
                                                             6,147,250    1,788,550    7,935,800
================================================================================================

TEXAS-12.54%
Amarillo (City of) Health Facilities Corp. (ACES-
Panhandle Pooled Health Care);  VRD Series 1985 RB
(LOC-BNP Paribas)
  1.40%, 05/31/25                                 (b)(c)             -    5,898,000    5,898,000
Austin (City of) Electric Utility System;
Refunding Series 2002 A RB
  4.00%, 11/15/03                                 (a)                -      457,649      457,649
Cedar Hill (City of); Refunding Limited Tax Series
2003 GO
  2.00%, 02/15/04                                 (a)                -      549,120      549,120
Corpus Christi (City of) (Hotel Occupancy);
Limited Tax Series 2002 GO
  1.40%, 09/01/03                                 (a)          200,000            -      200,000
Dallas (City of); Refunding & Improvement Limited
Tax Series 1998 GO
  4.00%, 02/15/04                                                    -      261,189      261,189
Donna Independent School District; Unlimited Tax
Series 1998 GO (CEP-Texas Permanent School Fund)
  5.00%, 02/15/04                                              206,464            -      206,464
El Paso Independent School District; Refunding
Unlimited Tax Series 2002 GO (CEP-Texas Permanent
School Fund)
  5.00%, 08/15/03                                                    -      187,394      187,394

Grapevine-Colleyville Independent School District;
Refunding Unlimited Tax Series 1995 GO (CEP-Texas
Permanent School Fund)
  5.25%, 08/15/03                                              340,124            -      340,124
Mansfield (City of); Water & Sewer Series 2002 RB
  2.50%, 08/01/03                                 (a)                -      341,182      341,182
North East Independent School District; Unlimited
Tax Series 1999 GO (CEP-Texas Permanent School Fund)
  6.50%, 10/01/03                                              102,442      614,651      717,093
Northside Independent School District; Unlimited
Tax Series 2001 A GO (CEP-Texas Permanent School Fund)
  2.00%, 08/01/03                                              200,264      400,528      600,792
Round Rock Independent School District; Unlimited
Tax Series 1998 GO (CEP-Texas Permanent School Fund)
  6.50%, 08/01/03                                                    -      203,286      203,286
Texas (State of) (Parks and Wildlife Dept. Project);
Refunding Unlimited Tax Series 1998 C GO
  4.75%, 10/01/03                                                    -      254,565      254,565
Texas (State of); Series 2002 TRAN
  2.75%, 08/29/03                                              603,083      703,605    1,306,688
Texas A&M University; Refunding Series 1997 RB
  4.55%, 05/15/03                                              301,091            -      301,091

Trinity River Industrial Development Authority
(Radiation Sterilizers); VRD Series 1985 A IDR
(LOC-American National Bank)
   1.20%, 11/01/05                                (b)(h)             -      250,000      250,000
================================================================================================
                                                             1,953,468   10,121,169   12,074,637
================================================================================================

UTAH-0.57%
Box Elder (County of) School District; Unlimited
Tax Series 1993 GO
   5.15%, 06/15/03                                (d)(e)             -      252,083      252,083
Trementon (City of) (La-Z-Boy Chair Co. Project);
VRD Series 1990 IDR (LOC-Bank One Chicago N.A.)
  1.25%, 06/01/26                                 (b)(c)       300,000            -      300,000
================================================================================================
                                                               300,000      252,083      552,083
================================================================================================

             PAR (000)
-----------------------------------
 INVESCO       AIM         AIM
 TAX-FREE   TAX-EXEMPT  TAX-EXEMPT
MONEY FUND  CASH FUND   CASH FUND
                        PRO FORMA
                        COMBINING
-----------------------------------------------------------------------------------------------
                                    VERMONT-1.82%
                                    Vermont (State of) Industrial Development Authority;
                                    Hydroelectric VRD Series 1984 RB (LOC-Citizens Bank
                                    of Massachusetts)
$        -  $    1,755  $    1,755    1.30%, 12/01/13    1,755                        (b)(h)
===============================================================================================

                                    VIRGINIA-0.71%
                                    Stafford (County of) Industrial Development
                                    Authority (Safeway Inc. Project); Refunding VRD
                                    Series 1993 IDR (LOC-Deutsche Bank & Trust Co.)
       375           -         375    1.45%, 06/01/03                                 (b)(j)
                                    Virginia (State of) College Building Authority
                                    (Washington & Lee Universities); Prerefunded
                                    Educational Facilities Series 1994 RB
         -         295         295    5.75%, 01/01/04                                 (d)(e)
===============================================================================================

===============================================================================================

                                    WASHINGTON-3.68%
                                    King (County of); Limited Tax Series 1997 D GO
         -         250         250    5.20%, 12/01/03
                                    Port Seattle (City of) Industrial Development Corp.
                                    (Sysco Food Services Project); Refunding VRD
                                    Series 1994 IDR
         -       3,290       3,290    1.30%, 11/01/25                                 (c)
===============================================================================================

===============================================================================================

                                    WISCONSIN-3.51%
                                    Elkhorn (of) Area School District; Refunding
                                    Unlimited Tax Series 2002 A GO
       165           -         165    2.00%, 04/01/03                                 (a)

                                    Milwaukee (City of) Area Technical College District
                                    (Promissory Notes); Unlimited Tax Series 2002 B GO
         -         250         250    2.50%, 06/01/03

                                    Neenah-Menasha (of) Sewer Commission; Series 2003
                                    A RB
       200           -         200    2.00%, 12/01/03                                 (a)

                                    Northeast (City of) Technical College District
                                    (Promissory Notes); Unlimited Tax Series 2002 B GO
         -         345         345    2.00%, 04/01/03

                                    Suring Public School District; Unlimited Tax
                                    Series 1992 GO
       100           -         100    5.60%, 04/01/03                                 (d)(e)

                                    Wisconsin (State of) Health & Educational
                                    Facilities Authority (Sinai Samaritan); VRD Series
                                    1994 A RB (LOC-M&I Bank)
     2,208           -       2,208    1.10%, 09/01/03                                 (b)(c)

                                    Wisconsin (State of) Health & Educational Facilities
                                    Authority (Froedtert Memorial Lutheran Hospital);
                                    Series 1994 A RB
         -         110         110    5.20%,110/01/03                                 (a)
===============================================================================================

===============================================================================================

                                    Total Tax-Exempt Municipal Obligations  (Cost $95,170,035)
                                    Total Investments (excluding Repurchase Agreements)


                                    REPURCHASE AGREEMENTS--0.14%                      (k)

                                    State Street Bank & Trust
       138           -         138    1.32%, 04/01/03                                 (l)
===============================================================================================

                                    Total Repurchase Agreements  (Cost $138,393)
===============================================================================================

                                    TOTAL INVESTMENTS--99.01%  (COST $95,308,428)
===============================================================================================
                                    OTHER ASSETS LESS LIABILITIES--0.99%
===============================================================================================
                                    NET ASSETS--100.00%
===============================================================================================

                                                                        MARKET VALUE
                                                           -------------------------------------
                                                             INVESCO       AIM          AIM
                                                             TAX-FREE   TAX-EXEMPT   TAX-EXEMPT
                                                            MONEY FUND  CASH FUND     CASH FUND
                                                                                      PRO FORMA
                                                                                      COMBINING
------------------------------------------------------------------------------------------------
VERMONT-1.82%
Vermont (State of) Industrial Development Authority;
Hydroelectric VRD Series 1984 RB (LOC-Citizens Bank
of Massachusetts)
  1.30%, 12/01/13    1,755                        (b)(h)    $        -  $ 1,755,000  $ 1,755,000
===============================================================================================

VIRGINIA-0.71%
Stafford (County of) Industrial Development
Authority (Safeway Inc. Project); Refunding VRD
Series 1993 IDR (LOC-Deutsche Bank & Trust Co.)
  1.45%, 06/01/03                                 (b)(j)       375,000            -      375,000
Virginia (State of) College Building Authority
(Washington & Lee Universities); Prerefunded
Educational Facilities Series 1994 RB
  5.75%, 01/01/04                                 (d)(e)             -      311,042      311,042
================================================================================================
                                                               375,000      311,042      686,042
================================================================================================

WASHINGTON-3.68%
King (County of); Limited Tax Series 1997 D GO
  5.20%, 12/01/03                                                    -      256,115      256,115
Port Seattle (City of) Industrial Development Corp.
(Sysco Food Services Project); Refunding VRD
Series 1994 IDR
  1.30%, 11/01/25                                 (c)                -    3,290,000    3,290,000
================================================================================================
                                                                     -    3,546,115    3,546,115
================================================================================================

WISCONSIN-3.51%
Elkhorn (of) Area School District; Refunding
Unlimited Tax Series 2002 A GO
  2.00%, 04/01/03                                 (a)          165,000            -      165,000

Milwaukee (City of) Area Technical College District
(Promissory Notes); Unlimited Tax Series 2002 B GO
  2.50%, 06/01/03                                                    -      250,269      250,269

Neenah-Menasha (of) Sewer Commission; Series 2003
A RB
  2.00%, 12/01/03                                 (a)          201,063            -      201,063

Northeast (City of) Technical College District
(Promissory Notes); Unlimited Tax Series 2002 B GO
  2.00%, 04/01/03                                                    -      345,000      345,000

Suring Public School District; Unlimited Tax
Series 1992 GO
  5.60%, 04/01/03                                 (d)(e)       100,000            -      100,000

Wisconsin (State of) Health & Educational
Facilities Authority (Sinai Samaritan); VRD Series
1994 A RB (LOC-M&I Bank)
  1.10%, 09/01/03                                 (b)(c)     2,208,000            -    2,208,000

Wisconsin (State of) Health & Educational Facilities
Authority (Froedtert Memorial Lutheran Hospital);
Series 1994 A RB
  5.20%,110/01/03                                 (a)                -      111,742      111,742
================================================================================================
                                                             2,674,063      707,011    3,381,074
================================================================================================

Total Tax-Exempt Municipal Obligations  (Cost $95,170,035)  29,642,650   65,527,385   95,170,035
Total Investments (excluding Repurchase Agreements)         29,642,650   65,527,385   95,170,035


REPURCHASE AGREEMENTS--0.14%                      (k)

State Street Bank & Trust
  1.32%, 04/01/03                                 (l)          138,393            -      138,393
================================================================================================

Total Repurchase Agreements  (Cost $138,393)                   138,393            -      138,393
================================================================================================

TOTAL INVESTMENTS--99.01%  (COST $95,308,428)               29,781,043   65,527,385   95,308,428
================================================================================================
OTHER ASSETS LESS LIABILITIES--0.99%                           168,632      814,673      983,305
================================================================================================
NET ASSETS--100.00%                                        $29,949,675  $66,342,058  $96,291,733
================================================================================================

 Investment Abbreviations:

      ACES          Automatically Convertible Equity Security
      CEP           Credit Enhancement Provider
      COP           Certificates of Participation
       GO           General Obligation Bonds
      IDR           Industrial Development Revenue Bonds
      LOC           Letter of Credit
       RB           Revenue Bonds
      TRAN          Tax and Revenue Anticipation Notes
      VRD           Variable Rate Demand
      Wts.          Warrants

 Notes to Pro Forma Combining Schedule of Investments:

                   (a) Principal and interest are secured by bond insurance
                       provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance, or MBIA Insurance Co.
                   (b) Principal and interest payments are quaranteed by the
                       letter of credit agreement.
                   (c) Demand security; payable upon demand by the INVESCO
                       Tax-Free Money Fund and AIM Money Market Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined weekly. Rate shown is the rate in effect on 03/31/03.
                   (d) Advance refunded; secured by an escrow fund of U.S.
                       Treasury obligations.
                   (e) Security has an irrevocable call or mandatory put by the issuer.  Maturity date reflects such call or put.
                   (f) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. AIM Tax-Exempt Cash Fund has no rights to demand registration of these securities. The market value of this security for AIM Tax-Exempt Cash Fund at 03/31/03 was $1,400,000, which represented 2.11% of the AIM Tax-Exempt Cash Fund's net assets. The market value of this unregistered security represented 1.45% of the pro forma combining net assets of AIM Tax-Exempt Cash Fund. This security is not considered to be illiquid.
                   (g) Certificates of participation involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders variable rate interest payments based upon a short-term rate reset periodically.
                   (h) Demand security; payable upon demand by the INVESCO Cash
                       Reserves Fund and AIM Money Market Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined monthly. Rate shown is the rate in effect on 03/31/03.
                   (i) Demand security; payable upon demand by the INVESCO Cash
                       Reserves Fund and AIM Money Market Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined daily. Rate shown is the rate in effect on 03/31/03.
                   (j) Demand security; payable upon demand by the INVESCO Cash
                       Reserves Fund and AIM Money Market Fund at specified time intervals no greater than thirteen months. Interest rates are redetermined semi-annually. Rate shown is the rate in effect on 03/31/03.
                   (k) Repurchase agreements held by the INVESCO Cash Reserves
                       Fund are fully collateralized by securities issued by the U.S. Government, its agencies or instrumentalities and such collateral is in the possession of the INVESCO Cash Reserves Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the INVESCO Cash Reserves Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
                   (l) Repurchase agreement entered into 03/31/03 with a
                       maturing value of $138,398 and collateralized by U.S. Government obligations.
                    * As of 3/31/03, all of the securities held by the INVESCO Tax-Free Money Fund would comply with the compliance guidelines and/or investment restrictions of the AIM
                       Tax Cash Fund.

 SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

              PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES
          OF INVESCO TAX-FREE MONEY FUND INTO AIM TAX-EXEMPT CASH FUND
                                 MARCH 31, 2003
                                   (UNAUDITED)

                                                                                                                        AIM
                                                                                                                    TAX-EXEMPT
                                                                   INVESCO            AIM                            CASH FUND
                                                                   TAX-FREE        TAX-EXEMPT                        PRO FORMA
                                                                  MONEY FUND       CASH FUND       ADJUSTMENTS       COMBINING
ASSETS:
Investments, at market value                                     $ 29,781,043     $ 65,527,385     $       -        $ 95,308,428
(cost $29,781,043 - INVESCO Tax-Free Money Fund)
(cost $65,527,385 - AIM Tax-Exempt Cash Fund)
(cost $95,308,428 - Pro Forma Combining)
Receivables for:
   Investments sold                                                         -        1,070,070              -          1,070,070
   Fund shares sold                                                   224,353          385,250              -            609,603
   Interest                                                           127,964          306,680              -            434,644
   Amount due from advisor                                                  -                -         67,800             67,800
Investment for deferred compensation                                   10,021           33,256              -             43,277
Other assets                                                           13,337           23,613              -             36,950
          Total assets                                             30,156,718       67,346,254         67,800         97,570,772

LIABILITIES:
Payables for:
   Investments purchased                                              151,242          550,301              -            701,543
   Fund shares reacquired                                              39,648          353,781              -            393,429
   Dividends                                                                -            2,420              -              2,420
   Deferred compensation plan                                          10,021           33,256              -             43,277
Accrued distribution fees                                                   -           16,387              -             16,387
Accrued merger expenses                                                     -                -         67,800             67,800
Accrued transfer agent fees                                                 -           12,347              -             12,347
Accrued operating expenses                                              6,132           35,704              -             41,836
          Total liabilities                                           207,043        1,004,196         67,800          1,279,039
Net assets applicable to shares outstanding                        29,949,675     $ 66,342,058     $        -       $ 96,291,733

NET ASSETS:
Class A                                                          $          -     $ 66,342,058     $        -       $ 66,342,058
Investor Class                                                   $ 29,949,675     $          -     $        -       $ 29,949,675


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE
   (INVESCO TAX-FREE MONEY FUND):
SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE
   (AIM TAX-EXEMPT CASH FUND):
Class A:                                                                    -       66,334,401              -         66,334,401
Investor Class:                                                    29,949,675                -              -         29,949,675

Class A:
   Net asset value and offering price per share                  $          -     $       1.00     $        -       $       1.00

Investor Class:
   Net asset value, offering and redemption price per share      $       1.00     $          -     $        -       $       1.00



SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
        OF INVESCO TAX-FREE MONEY FUND INTO AIM TAX-EXEMPT FUND CASH FUND
                        FOR THE YEAR ENDED MARCH 31, 2003
                                   (UNAUDITED)

                                                                                                                         AIM
                                                                                                                      TAX-EXEMPT
                                                                         INVESCO           AIM                        CASH FUND
                                                                         TAX-FREE       TAX-EXEMPT                    PRO FORMA
                                                                        MONEY FUND      CASH FUND     ADJUSTMENTS     COMBINING
                                                                        --------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                $ 471,724       $ 939,064     $        -     $ 1,410,788
                                                                        =========       =========     ===========    ===========
EXPENSES:
Advisory fees                                                             160,188         211,650        (47,976)        323,862
Administrative services fees                                               24,417          50,000        (24,417)         50,000
Custodian fees                                                              9,750           4,796              -          14,546
Distribution fees -- Class A                                                    -         151,179              -         151,179
Transfer agent fees                                                        98,030          62,411        (15,955)        144,486
Directors'/trustees' fees                                                  10,401           9,268              -          19,669
Registration and filing fees                                               17,001          29,304              -          46,305
Reports to shareholders                                                    12,032          14,349          6,843          33,224
Professional fees                                                          26,772          30,115        (21,804)         35,083
Other                                                                       6,551           6,309              -          12,860
                                                                        =========       =========     ==========     ===========
        Total expenses                                                    365,142         569,381       (103,309)        831,214
                                                                        =========       =========     ==========     ===========
Less:   Fees waived and reimbursed by advisor                             (92,382)              -         27,610         (64,772)
        Fees waived by distributor                                              -         (90,707)             -         (90,707)
        Expenses paid indirectly                                              (71)           (887)             -            (958)
                                                                        =========       =========     ==========     ===========
        Net expenses                                                      272,689         477,787        (75,699)        674,777
                                                                        =========       =========     ==========     ===========
Net investment income                                                     199,035         461,277         75,699         736,011
                                                                        =========       =========     ==========     ===========
Net increase (decrease) in net assets resulting from operations         $ 199,035       $ 461,277     $   75,699     $   736,011
                                                                        =========       =========     ==========     ===========

SEE ACCOMPANYING NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

                NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
          OF INVESCO TAX-FREE MONEY FUND INTO AIM TAX-EXEMPT CASH FUND
                                 MARCH 31, 2003
                                   (UNAUDITED)


NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization (the "Agreement and Plan") between AIM Tax-Exempt Cash Fund and INVESCO Tax-Free Money Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan would be accomplished by an exchange of shares of AIM Tax-Exempt Cash Fund for the net assets of INVESCO Tax-Free Money Fund and the distribution of AIM Tax-Exempt Cash Fund shares to INVESCO Tax-Exempt Cash Fund shareholders. If the Agreement and Plan of Reorganization were to have taken place at March 31, 2003, INVESCO Tax-Free Money Fund Investor Class shareholders would have received 29,949,675 shares of AIM Tax-Exempt Cash Fund - Investor Class shares.


NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Under the terms of the investment advisory agreement of AIM Tax-Exempt Cash Fund, the advisory fees based on pro forma combined assets for the year ended March 31, 2003 were $323,862. The pro forma advisory fees were adjusted to reflect the advisory fee rates in effect for AIM Tax-Exempt Cash Fund. Correspondingly the advisory fee waivers have been adjusted to reflect the current proposed voluntary expense limitations for the pro forma combined AIM Tax-Exempt Cash Fund.

(b) Pursuant to a master administrative services agreement for AIM Tax-Exempt Cash Fund, fees calculated on pro forma combined assets for the year ended March 31, 2003 were $50,000. The administrative services fees were adjusted to reflect the fees in effect under the administrative services agreement for the AIM Tax-Exempt Cash Fund.

(c) Reports to shareholders were increased by $6,843 to reflect the expenses on the pro forma combined number of shareholder accounts.

(d) Professional fees were reduced by $21,803 to eliminate the effects of duplicative fixed costs of professional services fees.

(e) Transfer agency fees were reduced by $15,955 to reflect the fees on the pro forma combined number of open accounts under the transfer agency and service agreement for AIM Tax-Exempt Cash Fund.


NOTE 3 - MERGER COSTS

Merger costs related to the Agreement and Plan are estimated at approximately $67,800 and because these are non recurring costs they have not been included in the unaudited pro forma statement of operations. These costs represent the estimated expense of INVESCO Tax-Free Money Fund carrying out its obligation under the Agreement and Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. INVESCO Funds Group, Inc. has agreed to pay 100% of these costs.

PART C. OTHER INFORMATION

Item 15. Indemnification.

                  The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard to duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Business Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

                  A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund & Investment Advisory Professional and Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

                  Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

1   (a)           -        (1) Amended and Restated Agreement and Declaration of
                           Trust of Registrant, dated May 15, 2002, was filed electronically as an Exhibit to Post Effective
                           Amendment No. 14 on July 25, 2002, and is hereby incorporated by reference.

                  - (2) Amendment No. 1 dated August 8, 2002 to Amended and Restated Agreement and Declaration of Trust of Registrant, dated May 15, 2002, was filed electronically as an Exhibit to Post Effective Amendment No. 15 on August 28, 2002, and is hereby incorporated by reference.

                  - (3) Amendment No. 2 dated May 14, 2003, to Amended and Restated Agreement and Declaration of Trust of Registrant, dated May 15, 2002, was filed electronically as an Exhibit to Post Effective Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

2                 -        Amended and Restated Bylaws of AIM Tax-Exempt Funds
                           adopted effective May 15, 2002, was filed electronically as an Exhibit to Post Effective
                           Amendment No. 14 on July 25, 2002, and is hereby incorporated by reference.

3                 -        Voting Trust Agreements - None

4                 -        Form of Agreement and Plan of Reorganization between
                           the Registrant on behalf of AIM Tax-Exempt Cash Fund,
                           INVESCO Money Market Funds, Inc. on behalf of INVESCO
                           Tax-Free Money Fund, A I M Advisors, Inc. and INVESCO
                           Funds Group, Inc. is attached as Appendix I to the Combined Proxy Statement and Prospectus contained in this Registration Statement.

5                 -        Articles II, VI, VII, VIII and IX of the Amended and
                           Restated Agreement and Declaration of Trust and
                           Articles IV, V and VI of the Amended and Restated
                           Bylaws, attached as Exhibit 1 and 2, respectively, to this Registration Statement, define the rights of holders of shares.

6   (a)           -        (1) Master Investment Advisory Agreement, dated June
                           1, 2000, between Registrant and A I M Advisors, Inc.
                           was filed electronically as an Exhibit to Post
                           Effective Amendment No. 11 on July 26, 2000, and is hereby incorporated by reference.

                  - (2) Amendment No. 1, dated September 10, 2001, to Master Investment Advisory Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 14 on July 25, 2002, and is hereby incorporated by reference.

7   (a)           -        (1) First Amended and Restated Master Distribution
                           Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A and Class C Shares) and A I M
                           Distributors, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 11 on July
                           26, 2000, and is hereby incorporated by reference.

                  - (2) Amendment No. 1, dated September 10, 2001 to First Amended and Restated Master Distribution Agreement between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 14 on July 25, 2002, and is hereby incorporated by reference.

                  - (3) Amendment No. 2, dated October 31, 2002 to First Amended and Restated Master Distribution Agreement between Registrant (on behalf of its Class A and Class

                           C Shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

                  -        (4) Form of Amendment No. 3, dated ____________, 2003
                           to First Amended and Restated Master Distribution Agreement between Registrant (on behalf of its Class A, Class A3 and Class C Shares) and A I M Distributors, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

    (b)           -        First Amended and Restated Master Distribution
                           Agreement, dated December 31, 2000, between
                           Registrant (on behalf of its Class B Shares) and
                           A I M Distributors, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 12 on May
                           31, 2001, and is hereby incorporated by reference.

    (c)           -        Form of Selected Dealer Agreement between A I M
                           Distributors, Inc. and selected dealers was filed electronically as an Exhibit to Post Effective
                           Amendment No. 12 on May 31, 2001, and is hereby incorporated by reference.

    (d)           -        Form of Bank Selling Group Agreement between A I M
                           Distributors, Inc. and banks was filed electronically as an Exhibit to Post Effective Amendment No. 7 on
                           July 29, 1998, and is hereby incorporated by reference.

8   (a)           -        AIM Funds Retirement Plan for Eligible
                           Directors/Trustees, as restated October 1, 2001 was filed electronically as an Exhibit to Post Effective
                           Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

    (b)           -        Form of AIM Funds Director Deferred Compensation
                           Agreement, as amended March 7, 2000, September 28,
                           2001 and September 26, 2002, was filed electronically as an Exhibit to Post Effective Amendment No. 16 on
                           July 7, 2003, and is hereby incorporated by reference.

9                 -        Custody Agreement, dated October 19, 1995, between
                           Registrant and The Bank of New York was filed electronically as an Exhibit to Post Effective
                           Amendment No. 4 on July 26, 1996, and is hereby incorporated by reference.

10  (a)           -        (1) Second Amended and Restated Master Distribution
                           Plan, dated as of October 31, 2002, for Registrant's
                           Class A, Class A3 and Class C Shares was filed electronically as an Exhibit to Post Effective
                           Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

                  - (2) Form of Third Amended and Restated Master Distribution Plan, dated as of______________, 2003, for Registrant's Class A, Class A3, Class C and Investor Class Shares was filed electronically as an Exhibit to Post Effective Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

    (b)           -        First Amended and Restated Master Distribution Plan,
                           dated as of December 31, 2000, for Registrant's Class
                           B Shares was filed electronically as an Exhibit to Post Effective Amendment No. 12 on May 31, 2001, and is hereby incorporated by reference.

    (c)           -        Form of Shareholder Service Agreement to be used in
                           connection with Registrant's Master Distribution
                           Plans was filed electronically as an Exhibit to Post
                           Effective Amendment No. 12 on May 31, 2001, and is hereby incorporated by reference.

    (d)           -        Form of Bank Shareholder Service Agreement to be used
                           in connection with

                           Registrant's Master Distribution Plans was filed electronically as an Exhibit to Post Effective Amendment No. 12 on May 31, 2001, and is hereby incorporated by reference.

    (e)           -        Forms of Service Agreement for Bank Trust Department
                           and for Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution
                           Plans was filed electronically as an Exhibit to Post
                           Effective Amendment No. 12 on May 31, 2001, and is hereby incorporated by reference.

    (f)           -        Form of Shareholder Service Agreement for Shares of
                           the AIM Mutual Funds to be used in connection with Registrant's Master Distribution Plans was filed electronically as an Exhibit to Post Effective
                           Amendment No. 11 on July 26, 2000, and is hereby incorporated by reference.

11                -        Opinion of Counsel and Consent of Ballard Spahr
                           Andrews & Ingersoll, LLP, as to the legality of the securities being registered is filed herewith electronically.

12                -        Opinion of Ballard Spahr Andrews & Ingersoll, LLP,
                           supporting the tax matters and consequences to shareholders will be filed as part of a Post-effective Amendment to this Registration
                           Statement.

13  (a)           -        (1) Transfer Agency and Service Agreement, dated June
                           1, 2000, between Registrant and A I M Fund Services,
                           Inc. was filed electronically as an Exhibit to Post
                           Effective Amendment No. 11 on July 26, 2000, and is hereby incorporated by reference.

                  - (2) Amendment No. 1, dated July 1, 2000, to the Transfer Agency and Service Agreement, dated June 1, 2000, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 11 on July 26, 2000, and is hereby incorporated by reference.

                  - (3) Amendment No. 2, dated March 4, 2002, to the Transfer Agency and Service Agreement, dated June 1, 2000 between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 14 on July 25, 2002, and is hereby incorporated by reference.

                  - (4) Amendment No. 3, dated October 31, 2002, to the Transfer Agency and Service Agreement, dated June 1, 2000 between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

                  - (5) Amendment No. 4, dated May 14, 2003, to the Transfer Agency and Service Agreement, dated June 1, 2000, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

                  - (6) Amendment No. 5, dated June 11, 2003, to the Transfer Agency and Service Agreement, dated June 1, 2000, between Registrant and A I M Fund Services, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

    (b)           -        (1) Master Administrative Services Agreement, dated
                           June 1, 2000, between Registrant and A I M Advisors,
                           Inc was filed electronically as an Exhibit to Post
                           Effective Amendment No. 11 on July 26, 2000, and is hereby incorporated by reference.

                  - (2) Amendment No. 1, dated May 9, 2001, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc was filed electronically as an Exhibit to Post Effective Amendment No. 13 on July 27, 2001, and is hereby incorporated by reference.

                  - (3) Amendment No. 2, dated September 10, 2001, to the Master Administrative Services Agreement, dated June 1, 2000, between Registrant and A I M Advisors, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 14 on July 25, 2002, and is hereby incorporated by reference.

    (c)           -        Memorandum of Agreement regarding securities lending,
                           dated June 1, 2000, between Registrant, with respect to all Funds, and A I M Advisors, Inc. was filed electronically as an Exhibit to Post Effective
                           Amendment No. 12 on May 31, 2001, and is hereby incorporated by reference.

    (d)           -        Memorandum of Agreement regarding fee waivers, dated
                           July 1, 2003, between Registrant on behalf of AIM
                           Tax-Exempt Cash Fund and A I M Distributors, Inc. was filed electronically as an Exhibit to Post Effective
                           Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

    (e)           -        Memorandum of Agreement regarding expense
                           limitations, dated June 11, 2003, between registrant on behalf of AIM Tax-Exempt Cash Fund and A I M
                           Advisors, Inc. was filed electronically as an Exhibit to Post Effective Amendment No. 16 on July 7, 2003, and is hereby incorporated by reference.

14  (a)           -        Consent of Ernst & Young, LLP, is filed herewith
                           electronically.

    (b)           -        Consent of PricewaterhouseCoopers LLP is filed
                           herewith electronically.

15                -        Omitted Financial Statements - None.

16                -        Manually signed copies of any power of attorney
                           pursuant to which the name of any person has been signed to the registration statement - None.

17                -        Form of Proxy relating to the Special Meeting of
                           Shareholders of INVESCO Tax-Free Money Fund is filed herewith electronically.

Item 17. Undertakings.

                  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                  (3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 13th day of August, 2003.


                                Registrant:  AIM TAX-EXEMPT FUNDS


                                        By:  /s/ ROBERT H. GRAHAM
                                             ---------------------------
                                             Robert H. Graham, President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

            SIGNATURES                              TITLE                          DATE
       -----------------------          -----------------------------         ---------------
        /s/  ROBERT H. GRAHAM           Chairman, Trustee & President         August 13, 2003
       -----------------------          (Principal Executive Officer)
         (Robert H. Graham)


         /s/ FRANK S. BAYLEY                       Trustee                    August 13, 2003
       -----------------------
          (Frank S. Bayley)


        /s/ BRUCE L. CROCKETT                      Trustee                    August 13, 2003
       -----------------------
         (Bruce L. Crockett)


        /s/ ALBERT R. DOWDEN                       Trustee                    August 13, 2003
       -----------------------
         (Albert R. Dowden)


       /s/ EDWARD K. DUNN, JR.                     Trustee                    August 13, 2003
       -----------------------
        (Edward K. Dunn, Jr.)


         /s/ JACK M. FIELDS                        Trustee                    August 13, 2003
       -----------------------
          (Jack M. Fields)


        /s/ CARL FRISCHLING                        Trustee                    August 13, 2003
      -----------------------
         (Carl Frischling)


       /s/ PREMA MATHAI-DAVIS                      Trustee                    August 13, 2003
       -----------------------
        (Prema Mathai-Davis)


        /s/ LEWIS F. PENNOCK                       Trustee                    August 13, 2003
       -----------------------
         (Lewis F. Pennock)


         /s/ RUTH H. QUIGLEY                       Trustee                    August 13, 2003
       -----------------------
          (Ruth H. Quigley)


         /s/ LOUIS S. SKLAR                        Trustee                    August 13, 2003
       -----------------------
          (Louis S. Sklar)


       /s/ Mark H. Williamson                     Trustee &                   August 13, 2003
       -----------------------             Executive Vice President
        (Mark H. Williamson)


         /s/ DANA R. SUTTON               Vice President & Treasurer          August 13, 2003
       -----------------------             (Principal Financial and
          (Dana R. Sutton)                    Accounting Officer)

                                      INDEX

Exhibit
Number                    Description
------                    -----------

11                        Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll, LLP

14(a)                     Consent of Ernst & Young, LLP

14(b)                     Consent of PricewaterhouseCoopers LLP

17                        Form of Proxy relating to the Special Meeting of Shareholders of INVESCO
                          Tax-Free Money Fund



                                      C-7